UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-06719

Sterling Capital Funds

(Exact name of registrant as specified in charter)

3605 Glenwood Ave., Suite 100

Raleigh, NC 27612

(Address of principal executive offices) (Zip code)

James T. Gillespie, President

Sterling Capital Funds

3605 Glenwood Ave., Suite 100

Raleigh, NC 27612

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 228-1872

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PULSUS UT LIBERA

STERLING
CAPITAL FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2017

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds provide this notice to you so that you will know what kinds of information we collect about shareholders1, prospective investors, and individuals (such as beneficiaries), and the circumstances in which that information may be disclosed to third parties who are not affiliated with Sterling Capital Funds.

Collection of Personal Information

We collect nonpublic personal information about you from the following sources:

•	Account Applications and other forms, which may include your name, address, social security number, and information about your investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in your account(s);

•	Correspondence, written, telephonic or electronic between you and Sterling Capital Funds or service providers working on behalf of Sterling Capital Funds;

•	Online, your name and e-mail address if you provide them; and

•	Third Parties, such as your financial intermediary in connection with your transactions, or third-party data services used to verify or update personal information that you provide.

To comply with federal regulations, information we receive from you or a third party will be used to verify your identity.

Disclosure of Personal Information

We may disclose your personal information as permitted by law to third parties who are not affiliated with the Sterling Capital Funds, including:

•	in connection with legal proceedings, such as responding to a subpoena;

•

to service providers who maintain or service shareholder accounts for Sterling Capital Funds or to a shareholder’s broker or agent; or to companies that mail account-related materials, such as shareholder reports; and

•	to perform marketing services on our behalf, or pursuant to a joint marketing agreement with another financial institution.

Safeguarding of Personal Information

Sterling Capital Funds employs policies, practices and procedures for safeguarding your personal information that we believe comply with applicable law, however no security measures are perfect or impenetrable.

We request that all service providers to Sterling Capital Funds:

•	maintain policies and procedures designed to assure only appropriate access to, and use of your personal information; and

•	maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard your nonpublic personal information.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s), including helping us improve the services we offer.

1 For purposes of this notice, the terms “shareholder” or “shareholders” includes both individual shareholders (both current and former) of the Sterling Capital Funds and individuals (such as beneficiaries, for example) whose nonpublic personal information is provided to the Sterling Capital Funds, even though they do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

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Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds annual report covering the 12 months between October 1, 2016 and September 30, 2017.

U.S. equity markets rose significantly after the presidential election as investors considered the strong likelihood of pro-growth policies such as increased infrastructure spending, tax reform and financial services deregulation. Stocks continued to rise steadily through the 12-month period under review. Global equities also experienced strong growth due to indications that the already strong global economy would continue to grow. By late in the period, international equities were the top-performing geographic segment, with European equities turning in the strongest performance. The U.S. Federal Reserve raised interest rates three times during the period, with those hikes coming in December, March and June. Even so, fixed-income securities posted positive total returns.

Continued Economic Growth

The U.S. economy grew more swiftly than in the previous period. Gross domestic product (GDP) grew at an annual rate of 2.1% during the fourth quarter of 2016. The economy’s growth rate fell to 1.2% in the first quarter of 2017 amid concerns about poor inventory investment and faltering consumer spending. GDP growth picked up in the second quarter of 2017, however, with the economy expanding at a rate of 3.1% amid rising investment in business stockpiles, particularly farm inventories.

Economic indicators in the U.S. were positive during the 12-month period. The unemployment rate improved slightly, beginning the period at 5% and declining to 4.4% in September 2017. Consumer-related data was positive, with rising personal income, wages and consumer confidence. Consumer spending increased for the period, although the growth rate fell to as low as 0.1% in August. Home prices and sales rose; the number of building permits rose 4.7% during the 12 months through October 2017.

U.S. exports increased due to a weaker dollar and strong economic growth abroad. Inflation rose 2.2% for the 12-month period. Strong corporate profits buoyed stock prices during much of the period.

U.S. Equities Make Strong Gains

The S&P 500® Index1 (S&P 500) climbed 16.2% during the 12 months under review. Small-cap stocks outperformed larger company shares. The Russell 2000® Index2 (Russell 2000) of small-cap stocks delivered a total return of 19.1%, compared to a 16.2% return for the Russell 1000® Index3 (Russell 1000), which measures large-cap stocks. International stocks as measured by the MSCI EAFE Net Index returned 19.1% for the period. Emerging markets outpaced developed markets, with the MSCI Emerging Markets Index climbing 20.3%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 5.2%. The Federal Reserve raised short-term interest rates, and long-term rates marginally declined, creating a flatter yield curve.

U.S. equities struggled slightly very early in the period, but rallied after the presidential election. U.S. stock share prices continued to rise through February 2017, as markets climbed to record highs. Stock prices fell in March as investors questioned whether the Trump administration could implement its growth-oriented proposals, but rebounded to post strong gains during the rest of the period, led by sectors such as health care and financial services.

The technology sector posted strong returns during the period due in part to strong earnings from bellwether firms such as Facebook, Amazon, Apple, Microsoft and Alphabet, the parent company of Google, which collectively are known as the “FAAMG” stocks.

Gains in Foreign Stocks

All but four of the 30 largest global markets gained ground during the period, despite a rocky start. Global equities fell in October but rebounded the following month. Global equities worldwide rose as investors anticipated Donald Trump’s presidential election victory would lead to pro-growth policies. Strong economic growth in international developed markets, including Italy, Spain and Germany helped support stock prices overseas. Global stocks also received a boost from higher energy prices after OPEC nations cut production early in the period.

The global stock market rally continued in the first quarter of 2017 as emerging markets — including India, China and Brazil — performed well against a weakening dollar.

Our Perspective

The U.S. economy has continued to grow steadily despite some potential challenges. These challenges included increasing geopolitical risks, with tensions in North Korea, Russia, the Middle East and Venezuela. Negotiations over the British exit from the European Union have continued to cause uncertainty in European markets.

Damage from Hurricane Harvey and Hurricane Irma disrupted the domestic economy, affecting energy supplies and transportation.

The Trump administration’s ability to implement strong pro-growth policies that will stimulate economic growth has become more uncertain. Meanwhile, monetary policy, which has been exceptionally accommodating over the last decade, has shown signs of becoming more restrictive. We believe that these factors could dampen economic growth and corporate profits in the coming months. Investors seem to be looking past such challenges, focusing instead on positive factors such as global economic expansion and corporate earnings growth. We believe that the stock market’s continued resilience and relatively low market volatility may have lulled some investors into complacency. Global and domestic uncertainties, in our opinion, could lead to greater volatility in the financial markets.

Given the current climate, we continue to recommend that investors maintain well-diversified portfolios. We believe that the stock market still offers better value than the fixed income markets, which have continued to offer low yields. We are focused on companies with strong balance sheets and ample cash. We will continue to monitor events, and manage the Sterling Capital Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead, and we encourage you to call us at 1-800-228-1872 with any questions.

Sincerely,

James T. Gillespie

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Market Strategist

Sterling Capital Management LLC

[1]

“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]

“Russell 2000®” is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 2000® Index is a small-cap market index of the bottom 2,000 stocks in the Russell 3000® Index. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[3]

“Russell 1000®” is a registered service mark of FTSE Russell, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The Russell 1000® Index is a large-cap market index of the largest stocks in the U.S. equity markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA, and Robert O. Weller, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. The overall results of the Fund will be dependent on the process and ability of the Adviser to recognize a company’s value. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry. The Fund may also invest in exchange-traded funds (ETFs); thus shareholders may bear additional costs and the ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 1000® Value Index.

Q. What factors affected the Fund’s performance?

A. Historically low interest rates and low but stable economic growth in the U.S. provided a backdrop for healthy double-digit gains in the U.S. stock market, continuing a trend that began in the previous year. Corporate earnings growth exceeded analysts’ expectations during the first and second quarters of 2017. The U.S. Federal Reserve decision to raise interest rates slowly but steadily, along with their stated plan to raise rates going forward had a positive impact on interest rate sensitive sectors such as the financial sector. The technology sector also performed well over the period, posting gains across nearly all technology-related industries.

The Fund’s outperformance relative to its benchmark is in large part due to its strategy of applying principles of behavioral finance to its investment decisions. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s exposure to momentum-based behavioral strategies was a neutral contributor during the first nine months of the period but it became a positive factor in the final quarter. Stock selection in the technology sector, particularly investments in the semi-conductor, hardware, and software subsectors, boosted the Fund’s relative performance during the period. As energy prices rebounded, the Fund’s investment in energy companies also added to relative results across industry groups, including refiners and oil services.

The Fund’s exposure to value-based behavioral strategies hurt relative returns. Although value stocks generated strong gains during the fourth quarter of 2016, they lagged their growth-oriented counterparts for the full period under review. Moreover, the Fund’s bias toward smaller companies than the benchmark average detracted from returns. Stock selection in consumer staples and utilities also dragged on the Fund’s relative performance.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/9/92	12.09%	10.21%	3.08%

Class C Shares**	2/1/01	18.00%	10.70%	2.92%

Institutional Shares	10/9/92	19.18%	11.79%	3.95%

Russell 1000® Value Index	N/A	15.12%	13.20%	5.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

3

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund (the “Fund”) is managed by Timothy P. Beyer, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Beyer joined Sterling Capital in 2004 and has been the lead portfolio manager of the Fund since 2005. He has investment experience since 1989. Mr. Beyer is a graduate of East Carolina University where he received his BSBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. During this period, the Sterling Capital Mid Value Fund’s Institutional Shares returned 15.7% (net of fees) vs. 13.4% for our benchmark - the Russell Midcap® Value Index.

Q. What factors led to the fund’s strong returns?

A. After the election in November, market expectations shifted rapidly to expectations of higher economic growth, higher inflation, and higher interest rates provided by new pro-growth policies, lower corporate and individual tax rates, and less regulation. The expected changes in policy and their economic consequences led to a massive sector rotation - into financials, industrials, and other cyclicals and out of defensive sectors such as utilities, REITs, and consumer staples. While little has been accomplished in Washington in this regard, the market has appeared to give the President and his agenda the benefit of the doubt as the market has continued its post-election rally.

We were very well positioned for this shift to a higher rate and more pro-cyclical environment. While we didn’t anticipate the election results, we did have a strong belief that negative real interest rates in the U.S and P/E ratios north of 20x on utility stocks and other bond-like equities weren’t sustainable. As a result, we have had big underweights to stocks that correlate highly with bonds and have been overweight cyclicals stocks and those that benefit from higher rates. We expressed this positioning with an overweight to industrials and financials while being dramatically underweight utilities and REITs, which benefitted the portfolio during the period.

The biggest headwind to relative performance during the period was our overweight to consumer discretionary stocks, specifically retailers and media companies. Both industries have faced headwinds from changes in technology. We reduced our holdings to both retailers and media companies that we feel are most exposed to these trends.

On balance, we added value through both macro tailwinds and good stock selection during the period.

Q. What specific stocks had the biggest impact on the portfolios returns during this period?

Top Five Contributors	Top Five Detractors
E*TRADE	Hertz Global
Lincoln National	DHI Group
Leucadia National	Southwestern Energy
CBRE Group	Ascena Retail Group
Ryman Hospitality	Zimmer Biomet Holdings

*In order from largest to smallest

As you can see, all of our largest contributors to performance were in the financial sector, benefitting from higher interest rates and the anticipation of improving economic growth. Our biggest detractors fell across multiple sectors. Hertz, our largest detractor during the period, has been sold.

Q. What is your outlook for the market and the portfolio?

While market valuations are full, the fundamental back drop for equities has continued to be positive with low interest rates and improving global economic growth. Future equity returns will likely be lower than historic norms, but remain competitive with other asset classes, in our view.

While we have lowered our exposure to industrials and cyclicals on valuations, we have still maintained a slight cyclical bias in the fund. We have also continued to have a bias towards higher rates. We have reached full employment and the global economy continues to strengthen which supports our current positioning.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	8/1/96	8.79%	12.19%	6.73%

Class C Shares**	7/25/01	14.58%	12.68%	6.53%

Institutional Shares	8/1/96	15.73%	13.79%	7.60%

Class R Shares	1/29/10[1]	15.18%	13.04%	7.11%

Russell Midcap® Value Index	N/A	13.37%	14.33%	7.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

5

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA, and Robert O. Weller, CFA, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and price momentum. The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitive to adverse conditions.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Historically low interest rates and low but stable economic growth in the U.S. helped the U.S. stock market post healthy double-digit gains during the period. The Fund’s strong absolute returns were based primarily on robust corporate earnings growth that exceeded analysts’ expectations during the first and second calendar quarters of 2017. Modest interest rate increases and the Federal Reserve’s stated plan to enact increases later in 2017 and again in 2018 had a positive impact on interest rate-sensitive stocks held by the Fund, including those in the financial sector.

The Fund applies principles of behavioral finance to its invest strategy. This process is designed to capitalize on known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The value and momentum factors used in the Fund’s behavioral strategy added to relative returns. Value stocks provided strong returns during the fourth quarter of 2016 in the wake of the U.S. presidential election due to broad expectations of pro-growth initiatives and corporate tax reform. The anticipation of rising interest rates particularly boosted the prospects of financial services companies, which comprise nearly 40% of the benchmark index, leading to value’s outperformance during the period. Momentum added to relative results as well. This behavioral strategy was a neutral contributor during the first nine months of the period and then turned positive during the final three months, adding to overall returns.

Stock selection in the financials and industrial sectors contributed to the Fund’s relative performance, particularly the Fund’s investments in an agricultural finance company and a regional airline. The Fund’s bias toward larger-than-benchmark companies also boosted relative returns, a shift from the prior two years where size of market cap within the benchmark was largely a neutral factor.

Stock selection in the health care and real estate sectors detracted from the Fund’s relative performance during the period. In particular, holdings of a biotechnology company in the process of developing protein therapeutics dragged on returns.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/10[1]	14.63%	12.09%	7.38%

Class C Shares**	1/29/10[1]	20.73%	12.57%	7.40%

Institutional Shares	1/2/97	21.89%	13.69%	8.22%

Class R Shares	1/29/10[1]	21.52%	13.19%	7.94%

Russell 2000® Value Index	N/A	20.55%	13.27%	7.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class A, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and have been adjusted for maximum CDSC to the applicable class but does not include12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

7

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Shipp joined the CHOICE Asset Management Team of Scott & Stringfellow in 2000 and Sterling Capital as part of a business realignment in 2013. He has been the Fund’s lead portfolio manager since inception and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund is subject to investment style risk, which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

The Sterling Capital Special Opportunities Fund’s Institutional Shares generated a 16.22% total return for the year ended September 30, 2017. Its primary benchmark, the Russell 3000®Index (Russell 3000) performed even better, gaining 18.71% as investors increasingly came to believe economies in the U.S., Europe, and Asia were “in gear” together for the first time in a decade.

Q. What factors affected the Fund’s performance?

Stock prices moved higher in 11 consecutive months for the first time since 1959, but the relentless rally unfolded in phases. A 1000-point overnight turnaround (in the Dow Industrials) following the unexpected U.S. election outcome sparked a surge in perceived beneficiaries of the new Administration, specifically Financials, Industrials, and Energy stocks. As the calendar turned, “secular growth stocks” in the Technology arena assumed the mantle of leadership. The dollar’s 9% drop through the first nine months of 2017 ultimately provided a tailwind for multi-national exporters, transportation companies, and some commodity producers.

Technology issues were the strongest stocks in the market (Russell 3000 constituents +28%) and in our portfolio (+27%). Security software leader Checkpoint (47%), gaming maker Activision (46%), and “open source” infrastructure software purveyor Red Hat (61%, but only for a partial year) were particularly helpful. On the downside, “over the top” internet video enabler Akamai fell 8%, due to softer-than-expected earnings results.

The most positive contributors to relative returns were Consumer Discretionary stocks, where the Fund had both a significant over-weight allocation and favorable stock selection. Concert promoter Live Nation (58%) and Norwegian Cruise Lines (43%) both rode the wave of our “experiences over things” theme, while Delphi Automotive (40%) was (properly) identified as a key beneficiary of the electrification of cars. Unfortunately those outsized gains were partially offset by the poor performance of cable programmer Discovery Communications (-23%) and Newell Brands (-18%), maker of Yankee Candle, Sharpie, Elmer’s, and other household items.

Opryland and convention hotel owner Ryman Hospitality’s 36% return checked in as a top-five contributor, pacing solid out-performance in the Real Estate sector.

The Fund’s diversified Healthcare selections posted widely divergent results, netting to a positive 256 basis point contribution to absolute performance, but negative relative returns. Insurance leader United Healthcare successfully expanded membership and margins to fuel a 42% gain. The portfolio’s worst performing stock was Mednax; the nation’s largest neonatal care, radiology, and anesthesiology group suffered a 35% decline due to poor execution integrating recent practice acquisitions, combined with unexpected reimbursement changes.

The Fund was not positioned properly for the rebound in the Industrial sector, where Russell 3000 members gained 23%, correctly discounting the earnings rebound now unfolding. The Fund’s modest underweight was compounded by its position in heretofore-steady Nielsen Holdings, which fell 20% as its clients pulled back their spending on market research. To an extent we anticipated the Amazon-related pressure on Consumer Staples companies (zero weighting in the sector, helping relative results), but clearly we underestimated the derivative impact.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	6/2/03	9.32%	12.75%	7.68%

Class C Shares**	6/2/03	15.08%	13.23%	7.51%

Institutional Shares	6/2/03	16.22%	14.37%	8.59%

Class R Shares	1/29/10[1]	15.66%	13.81%	8.23%

Russell 3000® Index	N/A	18.71%	14.23%	7.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell 3000® Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

9

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Shipp joined the CHOICE Asset Management Team of Scott & Stringfellow in 2000 and Sterling Capital as part of a business realignment in 2013. He has been the Fund’s lead portfolio manager since inception and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

The Sterling Capital Equity Income Fund’s Institutional

Shares generated a 16.51% total return during the 12-months ended September 30, 2017. The result compared favorably to the 15.12% gain of its primary benchmark, the Russell 1000® Value Index (Russell 1000 Value).

Q. What factors affected the Fund’s performance?

Supposed “risky” assets such as equities broadly out-performed “safe” assets during the period, as investor worries about a growth slowdown in China, “Brexit’s” risk to Europe, and our own Presidential election gradually gave way to a “synchronized global recovery” consensus. Long-term U.S. Treasury bonds posted a (-6.32%) total return, as the prevailing yield on the 10-year benchmark rose from 1.61% to 2.33%. The performance of our yield and growth-focused portfolio perhaps offers evidence of the long-term benefits of participating in economic expansion, even when interest rates increase.

Dispersion within industry groups was illustrated by the Russell 1000 Value’s two largest sectors: Financial stocks surged 35.5%, while Energy equities posted a fractional loss despite a 13% gain in oil prices. Both groups have been identified as deregulation beneficiaries, but the beginning valuations of Energy stocks left no room for further appreciation.

The Fund carried less than a half-weight in the Energy sector, and our two chosen stocks modestly appreciated, so the good news is that combination contributed positively to our relative performance. The bad news is the Fund also was well under-weight Financials, the largest detractor from the portfolio’s relative showing. Financials contributed more than half of the Russell 1000 Value’s entire return for the year (850 basis points), but just 14% (245 bps) of our portfolio’s performance. Absolute results were fine: Our holdings provided an average 21.7% total return, surprisingly led by beleaguered Wells Fargo’s 28.2% contribution.

Industry allocations and security selection proved much better elsewhere. Healthcare was the largest factor in the Fund’s out-performance. Political uncertainty caused the group to enter the year with the lowest valuation among major sectors (measured by free cash flow yield), despite the highest projected growth. Blue Cross bellwether Anthem topped all performers with a 53.9% surge. Abbvie’s 46.2% total return was driven by favorable patent rulings related to the world’s largest drug, anti-inflammatory Humira, as well as new FDA approvals for cancer-fighters like Imbruvica.

Out-of-favor General Motors provided a pleasant 32.6% ride by posting strong truck and SUV sales and earnings throughout the period, and created autonomous vehicle excitement late in the year. Other Consumer Discretionary winners included media conglomerate Time Warner (30.8%), which received a takeover bid from AT&T, and homebuilder Pulte.

The Fund’s Industrial stocks gained an average 23.9%, versus the 17.4% return of Index constituents. Aerospace and climate control leader Honeywell was our top contributor, closely followed by employment specialist Robert Half, helped by a tightening labor market.

Technology was mixed: Our overweight should have been more helpful, but strong contributions from Microsoft and analog semiconductor maker Maxim were offset by disappointments from wireless leader Qualcomm and travel software provider Sabre. Ad agency Omnicom and recently purchased Kroger were the only other portfolio holdings generating negative returns during the year.

At September 30, the Equity Income portfolio companies boasted average returns on equity of 30% (per Bloomberg, almost double the benchmark’s profitability), while offering an above-average dividend yield of 2.9%. Those payouts to shareholders have grown at 15% over the preceding five years, a pace we fully expect will decelerate, but in our opinion indicative of the overall strength of its holdings.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

10

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	6/30/04	9.49%	8.88%	6.41%

Class C Shares**	6/30/04	15.36%	9.37%	6.25%

Institutional Shares	6/30/04	16.51%	10.46%	7.31%

Class R Shares	1/29/10[1]	15.96%	9.91%	6.91%

Russell 1000® Value Index	N/A	15.12%	13.20%	5.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell 1000® Value Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

11

Sterling Capital Long/Short Equity Fund

Portfolio Managers

Sterling Capital Long/Short Equity Fund (the “Fund”) is managed by L. Joshua Wein, CAIA and Executive Director and James C. Willis, CFA and Managing Director, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

L. Joshua Wein, CAIA

Mr. Wein, Executive Director, joined BB&T Asset Management in 2008 and Sterling Capital through merger in 2010 and has been a co-portfolio manager of the Fund since its inception. He has investment experience since 1995. He is a graduate of Emory University and received his MBA from Vanderbilt University.

James C. Willis, CFA

Mr. Willis, Managing Director, joined BB&T Asset Management in 2003 and Sterling Capital through merger in 2010 and has been a co-portfolio manager of the Fund since its inception. He has investment experience since 1996. He is a graduate of Rice University and received his MBA from Georgetown University.

The Sub-Advisers and Sub-Adviser Portfolio Managers of the Fund for the fiscal year ended September 30, 2017 are the following:

●	Lucas Capital Management (Red Bank, NJ); Portfolio Manager: Ashton Lee

●	Emancipation Capital, LLC (New York, NY); Portfolio Manager: Charles Frumberg

●	Highland Capital Healthcare Advisors, L.P. (Dallas, Texas); Portfolio Manager: Michael Gregory

●	Gator Capital Management (Tampa, FL); Portfolio Manager: Derek Pilecki, CFA

●	Caerus Investors, LLC (New York, NY); Portfolio Managers: Ward Davis, Brian Agnew

Investment Considerations

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The portfolio managers’ judgments about the capabilities of each Sub Adviser and the impact of each Sub Adviser’s investment techniques on the Fund’s overall investment exposures may prove incorrect, and the Fund may fail to produce the intended results. Unlike most traditional long only equity funds, the Fund will engage in short selling and derivative trading activities as a way of mitigating risk and/or enhancing return. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. These strategies may involve significant transaction costs and may amplify risk.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Sterling Capital Long/Short Equity Fund’s Institutional Shares underperformed its current benchmark, the HFRX Equity Hedge Index.

Q. What factors affected the Fund’s performance?

A. The Fund was most positively impacted by its exposure to financials as the sector rallied sharply after last November’s election on the expectation of a more relaxed regulatory environment, higher future interest rates and strong economic growth. Secondarily, the Fund’s exposure to consumer discretionary names contributed meaningfully to performance as the sector has continued a strong run due to a low interest rate environment, the prospects for tax reform and continued economic growth. The Fund’s exposure to technology and energy names detracted throughout the period. While large cap technology, broadly, has rallied sharply over the last twelve months, the Fund’s exposure to smaller cap names that are less liquid and more idiosyncratic lagged meaningfully. On the energy front, sentiment and fundamentals remain weak with the prevailing view being that there remains an imbalance between supply and demand which is not entirely supportive of energy names.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

12

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	Since Inception

Class A Shares*	12/13/13	1.31%	-2.14%

Class C Shares**	12/13/13	6.64%	-1.33%

Institutional Shares	12/13/13	7.72%	-0.35%

HFRX Equity Hedge Index	11/30/13	7.91%	1.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the HFRX Equity Hedge Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

13

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Robert W. Bridges, CFA and Robert O. Weller, CFA Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a co-portfolio manager of the Fund since inception. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a co-portfolio manager of the Fund since inception. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the MSCI EAFE® Net Index.

Q. What factors affected the Fund’s performance?

A. International equities generated sharply positive returns during the year ending September 30, 2017. The developed economies of the world continued to demonstrate slower-than-normal growth rates when compared to long-term averages. However, the continuation of accommodative central bank policies around the world and persistent low-interest rates have fostered an environment for stable and accelerating growth. As the period unfolded, Japan and European countries posted underlying growth rates that exceeded expectations. This better-than-expected rate of growth translated into strong stock returns during the period, with 18 of the 21 countries in the benchmark index posting double-digit gains.

The Fund’s performance relative to its benchmark is largely a reflection of its strategy to employ an investment process rooted in principles of behavioral finance. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by accounting for the impact on markets of behavioral factors such as greed, fear and ego.

The Fund’s value-related behavioral strategy contributed positively to relative performance. Of the 10 style factors tracked by Fund managers, value has contributed the most to returns over the last three years. Momentum was another key part of the Fund’s behavior-related strategy that added to relative results. Although momentum was a neutral contributor during the first half of the period, it was a positive factor in the second half. Stock selection in the materials and financial sectors also contributed to relative returns, particularly the Fund’s investments in a Swiss mining company and a multinational banking company headquartered in France.

The Fund’s bias toward smaller-than-benchmark capitalization weighed on returns given that larger international companies tended to outperform their smaller peers during the period. Stock selection in industrials and technology also detracted, as did the Fund’s country allocation decisions. In particular, the Fund’s smaller-than-benchmark exposures to the outperforming countries of Israel, Sweden and Denmark hurt relative performance.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

14

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	Since Inception

Class A Shares*	11/28/14	16.11%	5.07%

Class C Shares**	11/28/14	22.19%	6.49%

Institutional Shares	11/28/14	23.46%	7.48%

MSCI EAFE® Net Index	11/30/14	19.10%	5.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

Fund is measured against the MSCI EAFE® Net Index, an unmanaged Index which is generally representative of large- and mid-cap equity across developed markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

15

Sterling Capital SMID Opportunities Fund

Portfolio Managers

Sterling Capital SMID Opportunities Fund (the “Fund”) is managed by Joshua L. Haggerty, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Joshua L. Haggerty, CFA

Mr. Haggerty, CFA, Executive Director joined the CHOICE Asset Management Team of Scott & Stringfellow in 2005 and Sterling Capital as part of a business realignment in 2013 and has been a co-portfolio manager of the Fund since 2016. He has investment experience since 1998. He is a graduate of James Madison University where he received his BBA in Finance.

Investment Considerations

The newly formed fund has no operating history to evaluate and the risk that it may not attract sufficient assets to achieve or maximize investment and operational efficiencies. The Fund uses a multi-style approach and invests in both growth and value-oriented companies. A growth investment style may be particularly sensitive to market conditions. Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund invests in small and middle capitalization companies which may be riskier, more volatile and vulnerable to economic, market and industry changes than investments in larger more established companies. As a result, share price changes may be more erratic or trade less frequently in lesser quantities.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. Sterling Capital SMID Opportunities Fund’s Institutional

Shares generated a 17.84% total return during its first fiscal year ending September 30, 2017, narrowly outpacing its benchmark, the Russell 2500® Index (Russell 2500), which gained 17.79%.

Q. What factors affected the Fund’s performance?

A. During the 12-month period, equities led most asset classes, while long-term bonds and gold delivered negative returns. Equities produced positive returns each quarter, but there was plenty of dispersion across sectors, styles, and size.

The first fiscal quarter returns were dominated by the surprising (to us anyway) results of the presidential election. Stocks swiftly began discounting the successful implementation of several of the President’s agenda items. For example, tax reform, which would disproportionally benefit more domestically focused, smaller companies with higher tax rates, contributed to the Russell 2500’s 6.1% gain. That bested larger stocks by 230 basis points, as measured by the S&P 500. Pro-growth policies were expected to stimulate faster economic growth and potentially provide more room for the Fed to raise rates, sent the Russell 2500 financial sector up 12.5%. Meanwhile, efforts to “repeal and replace” the Affordable Care Act led to a 5.7% pullback in the Russell 2500® Healthcare index. A mix of slightly larger mid-cap companies, less exposure to Financials and an overweight in Healthcare contributed to the Fund’s lower performance (4.7%) during the first fiscal quarter.

The subsequent three quarters were nearly a mirror image, as legislation was stymied, long-term interest rates fell, volatility faded, earnings accelerated and economic growth improved, e.g., the latest reading of the ISM manufacturing index rose to the highest level since 2004.

Healthcare led and financials lagged, providing a tailwind for the Fund. During this nine-month period the Fund also benefited from its tilt towards growth, which led value by a wide margin across all size cohorts; large growth stocks led small value stocks by 15 percentage points. The fund gained 12.5% in those nine months compared to 11.0% for the Russell 2500.

Over the full 12-month period, the Fund’s biggest gainers included: residential property manager First Service (61%), which grew earnings per share 59% over its prior four quarters. We’re attracted to the company’s 85% recurring revenues, 95% customer retention and unparalleled scale; Medicaid focused health insurer Centene (64%) successfully integrated a large acquisition and defied skepticism that it could profitably grow its healthcare exchange business; and used car store operator Carmax (44%) delivered consistent gross profit margins per unit in the face of falling used car prices and saw higher web traffic as a result of increased investment.

The Fund’s biggest decliners included: the nation’s leading provider of neonatal and anesthesia services, Mednax (-34%), which was hurt by the unexpected decline in the U.S. birth rate; consumer goods company Newell Brands (-23%), which struggled to overcome customer de-stocking, despite rejuvenated growth at Yankee Candle; and oil producer Newfield Exploration (-32%) fell even as earnings estimates for 2017 and 2018 rose.

We continue to position the portfolio towards companies that have, and that we expect to continue to generate above-average earnings growth, trade at attractive valuations and produce above-average returns on equity. We believe this should enhance odds of delivering above-average returns with below-average risk.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

16

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year

Class A Shares*	09/30/16	10.83%

Class C Shares**	09/30/16	16.70%

Institutional Shares	09/30/16	17.84%

Russell 2500® Index	N/A	17.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Russell 2500® Index is a widely recognized index of common stocks that measures the performance of the small and mid cap sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

17

Sterling Capital Stratton Mid Cap Value Fund

Portfolio Manager

Shawn M. Gallagher, CFA

Sterling Capital Stratton Mid Cap Value Fund (the “Fund”) is managed by Shawn M. Gallagher, CFA Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Gallagher joined the Stratton Funds Team of Stratton Management Company in 2005 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager to the Fund since 2015 and the Predecessor Fund since 2012. Mr. Gallagher has investment experience since 2003. He is a graduate of Pennsylvania State University where he received his BS in Finance.

Investment Considerations

Mid-capitalization companies are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. U.S. mid-cap stocks were driven to strong gains by a combination of factors, including domestic economic expansion, the Federal Reserve’s relatively cautious approach to interest rates, corporate earnings growth and optimism about pro-growth policies from the new administration. The Fund posted positive absolute returns during each quarter of the period under review.

The cyclically oriented consumer discretionary sector posted the strongest gains as consumers regained their confidence amid positive economic conditions. The energy sector lagged all other sectors of the benchmark, as a result of weakness in crude oil prices.

Stock selection accounted for nearly all the Fund’s outperformance during the period, particularly in the financial services, consumer discretionary and health care sectors, all of which added to relative results. The Fund’s holdings of two banks and an insurance company added to relative returns due to a combination of strong earnings results, the prospect of a less stringent regulatory climate and the anticipation of higher interest rates. The Fund’s investments in a cruise line operator and a recreational vehicle manufacturer gained on strong earnings reports and positive consumer confidence. Meanwhile, the Fund’s investment in a research and development services company in the biotechnology sector posted strong growth due to its backlog of orders as well as better-than-expected full year guidance based on the increasing activity of its biotech clients.

Stock selection in the energy sector dragged on relative performance. The Fund’s bias toward smaller-cap oil companies weighed heavily on results in an environment notable for weak oil prices. Investments in an oil and gas producer and an oilfield services company were notable laggards, and both were eliminated from the portfolio. The Fund’s underweight position relative to its benchmark in the energy sector helped offset some of the losses from stock selection.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

18

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/13/15	12.31%	11.71%	4.82%

Class C Shares**	11/13/15	18.27%	12.73%	5.30%

Institutional Shares	09/30/72	19.47%	13.15%	5.50%

Russell Midcap® Value Index	N/A	13.37%	14.33%	7.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Mid Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

19

Sterling Capital Stratton Real Estate Fund

Portfolio Manager

Andrew T. DiZio, CFA

Sterling Capital Stratton Real Estate Fund (the “Fund”) is managed by Andrew T. DiZio, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. DiZio joined the Stratton Funds Team of Stratton Management Company in 2012 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager of the Fund since 2015 and the Predecessor Fund since 2012. Mr. DiZio has investment experience since 2003. He is a graduate of Pennsylvania State University where he received his BS in Finance.

Investment Considerations

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its primary benchmark, the FTSE NAREIT All Equity REIT Index.

Q. What factors affected the Fund’s performance?

A. Real estate investment trust (REIT) share prices faced stiff headwinds during the year as interest rates rose after the U.S. elections. The benchmark still managed to post a meaningful gain for the 12-month period under review, however. Much of that positive performance originated from the data center, lodging, industrial and timber subsectors of the benchmark. The data center subsector gained on growing demand for cloud computing, while the more cyclical lodging and timber subsectors benefited from the improving economic outlook. The retail subsector weighed most heavily on the benchmark’s performance as growth in online shopping cast doubts on the long-term potential of brick-and-mortar retailers.

Stock selection in the infrastructure subsector weighed the heaviest on the Fund’s relative return. One of the Fund’s investments suffered as concerns over the balance sheet of one its largest tenants led to a significant decline in the REIT’s share price. Lack of exposure to the benchmark’s largest holding in this subsector also dragged on relative results, as that holding meaningfully outperformed its peers and the broader benchmark. The Fund’s lack of exposure to the benchmark’s prison REITs also detracted, as those holdings gained strongly following the surprising outcome of the U.S. presidential election.

Stock selection in the office subsector and an overweight allocation to the data center subsector had the largest positive impacts on the Fund’s relative returns. The Fund’s above-benchmark exposure to specific niches within the office subsector, particularly lab space for biotechnology firms and secured buildings for the U.S. military and defense industry, added to relative results. Stock selection in the lodging and diversified REIT subsectors also boosted returns.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

20

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/13/15	-4.89%	8.18%	6.25%

Class C Shares**	11/13/15	0.16%	9.17%	6.74%

Institutional Shares	05/31/80	1.16%	9.57%	6.93%

FTSE NAREIT All Equity REIT Index	N/A	2.57%	9.97%	6.06%

S&P 500® Index	N/A	18.61%	14.22%	7.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Real Estate Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the FTSE NAREIT All Equity REIT Index, an unmanaged index, which contains all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The Fund is also measured against the S&P 500® Index, an unmanaged index, which is generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

21

Sterling Capital Stratton Small Cap Value Fund

Portfolio Manager

Gerald M. Van Horn, CFA

Sterling Capital Stratton Small Cap Value Fund (the “Fund”) is managed by Gerald M. Van Horn, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Van Horn, joined the Stratton Funds Team of Stratton Management Company in 1998 and Sterling Capital Management as part of a business acquisition in 2015. He has been the lead portfolio manager to the Fund since 2015 and the Predecessor Fund since 2000. Mr. Van Horn has investment experience since 1996. He is a graduate of the College of New Jersey where he received his BA in Economics.

Investment Considerations

Small cap company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Value stocks can perform differently than other types of stocks and can continue to be undervalued by the market for long periods of time.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. Small-cap equity markets posted strong absolute returns for the 12-month period based on strong gains during two distinct periods of the year: the five weeks immediately following the U.S. presidential election in November 2016, and the final five weeks of the period under review. In both cases, renewed hope that politicians would improve regulatory, fiscal and tax policies boosted investor confidence in future economic growth, which helped drive small-cap stocks higher. In particular, the Fund’s exposure to the technology, producer durables and financial services sectors added to absolute returns. These sectors outperformed due to a mix of optimism around improving economic growth, the anticipation of easing regulatory burdens and rising long-term interest rates.

Stock selection in the technology sector added to relative performance. The Fund’s largest holding, a videogame publisher and distributor, outperformed its peers due to better-than-expected earnings. Stock selection in the producer durables sector also added to relative results, as investments in an equipment rental company, an infrastructure engineering company and a manufacturer of heavy machinery gained on expectations for higher economic growth. An above-benchmark exposure to this outperforming sector also helped.

Stock selection in the financial services sector weighed on the Fund’s relative performance. The Fund’s bank holdings dragged on relative results, as did an investment in a non-bank ATM operator – the latter position was sold off during the period. Stock selection in the energy sector also detracted, even as the Fund’s below-benchmark exposure to this sector added to results. Investments in two oil and gas companies detracted from the Fund’s relative performances as they both lagged their peers for the period.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

22

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/13/15	13.50%	12.63%	7.33%

Class C Shares**	11/13/15	19.55%	13.65%	7.82%

Institutional Shares	4/12/93	20.73%	14.07%	8.01%

Russell 2000® Value Index	N/A	20.55%	13.27%	7.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance shown here (for periods prior to the date of commencement of operations on November 16, 2015) is that of Stratton Small Cap Value Fund (the “Predecessor Fund”), whose shares were reorganized into Institutional Shares of the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the shares of the Predecessor Fund. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

23

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Citi 6-Month U.S. Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve raised short-term interest rates three times during the period resulting in a cumulative 0.75% increase in the federal funds target rate. The rate increases put upward pressure on bond rates, leading to a decline in the prices of existing bonds. The yield curve flattened as the difference between short-term and long-term bond rates grew smaller. At the same time, investors grew more comfortable with risk after the U.S. presidential election. The promise of pro-growth policies such as tax reform, infrastructure spending and financial services deregulation led investors to seek out riskier, higher-yielding investments. Demand for these investments drove prices higher and helped risk assets outperform for the period. These trends supported risk assets held by the portfolio and contributed positively to the Fund’s absolute performance. Even so, the Fund’s return was driven primarily by the income generated by the securities it holds.

The Fund’s overweight allocation to corporate bonds and risk assets contributed positively to its relative return. The Fund was underweight Treasuries, which had a positive impact on return as those securities underperformed at a time when investors were seeking out riskier assets.

The Fund’s overweight allocation to the securitized sector also benefited performance, including its exposure to asset-backed securities and commercial mortgage-backed securities. The Fund’s overweight allocation to risk assets provided an income advantage relative to the benchmark, which contributed positively to the Fund’s relative return.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

24

*	Reflects 0.50% maximum sales charge.

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	Since Inception

Class A Shares*	11/30/12	0.49%	0.43%

Institutional Shares	11/30/12	1.36%	0.79%

Citi 6-Month U.S. Treasury Bill Index	11/30/12	0.69%	0.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Citi 6-Month U.S. Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

25

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2016, and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the BofA Merrill Lynch 1–3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve raised short-term interest rates three times during the period, resulting in a cumulative 0.75% increase in the federal funds target rate. Tighter monetary policy put upward pressure on bond rates, which caused prices of existing bonds to fall. The yield curve flattened as the difference between short-term and long-term bond rates grew smaller. At the same time, investors grew more comfortable with risk after the U.S. presidential election. The promise of pro-growth policies such as tax reform, infrastructure spending and financial services deregulation led investors to seek out riskier, higher-yielding investments. Demand for these investments drove prices higher and helped risk assets outperform for the period. These trends led to price appreciation on the securities held by the portfolio and contributed positively to the Fund’s absolute performance. Even so, the Fund’s return was driven primarily by the income generated by the securities it held.

The Fund outperformed its benchmark due in large part to its overweight allocation to securities with higher credit risk. An overweight allocation to corporate bonds and the securitized sector — particularly through asset-backed securities and commercial mortgage-backed securities — added to performance. The Fund’s overweight allocation to risk assets also provided an income advantage relative to the benchmark, which benefited relative returns. An underweight allocation to Treasury Bonds also contributed to relative return.

Bond duration had a neutral effect on performance, while yield curve position hurt relative return slightly. However, these losses were more than offset by the overall performance of its holdings, such as securitized bonds.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

26

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/30/92	-1.00%	0.68%	1.93%

Class C Shares**	1/31/12[1]	0.38%	0.33%	1.70%

Institutional Shares	11/30/92	1.28%	1.34%	2.38%

BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A	0.65%	0.94%	2.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

27

Sterling Capital Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Brad D. Eppard, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Eppard joined BB&T Asset Management in 2003 and Sterling Capital through merger in 2010 and has been lead portfolio manager to the Fund since 2003. He has investment experience since 1985. Mr. Eppard is a graduate of Radford University where he received his BS in Business Administration/Accounting.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2016, and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its current benchmark, the Bloomberg Barclays U.S. Government Intermediate Index.

Q. What factors affected the Fund’s performance?

A. As the U.S. economy continued to recover, the Federal Reserve during the period raised interest rates three times for a total increase of 75 basis points for the period. These hikes put upward pressure on bond rates and reduced the price of existing bonds.

After the presidential election in November, investors responded positively to the Trump administration’s pro-growth stance and the potential for tax reform, fiscal stimulus, infrastructure spending and financial policy deregulation. As a result, risk assets outperformed relatively safe assets such as Treasuries during the year as investors sought out higher yields and were willing to take on more risk.

In absolute terms, the Fund’s exposure to spread products such as U.S. agency bonds, corporate bonds and taxable municipal securities benefited performance as spreads relative to Treasuries compressed as demand remained firm. The Fund’s performance relative to its benchmark was hurt by a duration positioning slightly longer than that of the index. That positioning detracted from relative performance as a longer duration tends to drag on performance during periods when bonds yields are rising.

The Fund’s relative performance benefited from an overweight position in spread product, as did exposure to callable agency bonds. In particular, agency bonds with step-up coupon features helped relative returns as these securities have defensive characteristics and tend to perform well in a modest rising rate environment.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

28

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/9/92	-3.18%	0.11%	2.60%

Class C Shares**	2/1/01	-1.94%	-0.24%	2.05%

Institutional Shares	10/9/92	-0.95%	0.77%	3.06%

Bloomberg Barclays U.S. Government Intermediate Index	N/A	-0.66%	1.01%	3.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

The Fund is measured against the Bloomberg Barclays U.S. Government Intermediate Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

29

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since 2008. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since 2011. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve raised short-term interest rates three times during the period resulting in a cumulative 0.75% increase in the federal funds target rate. The rate increase put upward pressure on bond rates and caused the price of existing bonds to fall. After the U.S. elections in November, the new administration promised pro-growth policies, including tax reform, infrastructure spending and financial policy deregulation. Investors grew less risk averse as a result and began to seek out higher yields, which helped risk assets outperform. This trend helped drive up prices on the securities held by the Fund, on a relative basis, which added to absolute returns. Even so, income derived from the Fund’s investments was the main contributor to absolute returns.

The Fund outperformed its benchmark for the period due in large part to its overweight allocation to risk assets. Lower-quality credit outperformed higher-quality credit for the 12-month period under review. In particular, the Fund’s overweight allocation to high-yield bonds and BBB-rated bonds contributed positively to relative performance. The Fund’s allocation to corporate and securitized bonds — particularly asset-backed securities and commercial mortgage-backed securities — contributed positively to relative return as well. An underweight allocation to Treasury Bonds also contributed positively to return, as those securities underperformed as investors sought out riskier bonds.

The Fund had a slight bias to short duration bonds during the period relative to the benchmark, which added to relative results as well.

The Fund’s yield curve positioning detracted from relative performance. As the yield curve flattened — when the difference between short-term and long-term yields grows smaller — the Fund’s overweight allocation to intermediate-term bonds and underweight allocation to long-term bonds hurt performance on a relative basis. However, these losses were more than offset by the overall performance of its holdings, such as corporate and securitized bonds.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

30

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	11/30/99	-5.05%	1.18%	4.18%

Class C Shares**	2/1/01	0.00%	1.63%	4.02%

Institutional Shares	11/30/99	1.00%	2.65%	5.06%

Class R Shares	1/29/10[1]	0.50%	2.13%	4.63%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	0.07%	2.06%	4.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

31

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990. He is a graduate of West Chester University and received his MBA from Drexel University.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a co-portfolio manager of the Fund since inception. He is co-head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1991. He is a graduate of Villanova University and received his MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays Corporate Intermediate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Federal Reserve raised interest rates three times resulting in a total rate hike of 0.75% for the period. These increases put upward pressure on bond rates and caused the price of existing bonds to decline. After the presidential election in November, investors grew less risk averse amid expectations the new administration would implement pro-growth policies, including tax reform, fiscal stimulus, infrastructure spending and financial deregulation. As a result, risk assets outperformed during the year as investors sought higher yields. This trend helped drive up prices on the securities held by the Fund, which added to absolute returns.

The Fund outperformed its benchmark due in part to its allocation to lower-quality, higher-yielding bonds, including BBB-rated bonds. Investors seeking yield continued to delve deeper into the risk and quality spectrums, which drove up demand for these lower-quality bonds. As a result, higher-risk assets, particularly the Fund’s holdings of below-investment-grade securities, outperformed the broader benchmark. A bias toward holdings with short duration also contributed to relative performance.

The Fund’s yield curve positioning detracted from relative performance. The curve flattened when short-term interest rate rose and long-term rates fell, and the Fund’s underweight allocation to the long-end of the curve hurt performance. However, the overall performance of the Fund’s holdings more than offset these losses.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

32

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Year	Since Inception

Class A Shares*	1/31/13[1]	0.04%	2.24%	3.61%

Class C Shares**	1/31/13[1]	1.30%	1.91%	3.33%

Institutional Shares	6/30/11[2]	2.32%	2.88%	4.12%

Bloomberg Barclays Corporate Intermediate Bond Index	6/30/11	1.84%	2.86%	5.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.
[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays Corporate Intermediate Bond Index, an unmanaged index consisting of dollar-denominated debt from U.S. industrial, utility and financial institutions issuers with a duration of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

33

Sterling Capital Securitized Opportunities Fund

Portfolio Managers

Sterling Capital Securitized Opportunities Fund (the “Fund”) is managed by Executive Director Michael Sun, CFA, Jeffrey Ormsby, CFA and Byron Mims, CFA, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Michael Z. Sun, CFA

Mr. Sun, Executive Director, joined Sterling Capital in 2009 and has been a co-portfolio manager to the Fund since 2014. Mr. Sun has investment experience since 1998 and is a graduate of Nanjing University and received his MS from Beijing University and his MA from Bowling Green State University.

Byron G. Mims, CFA

Mr. Mims, Director, joined Sterling Capital in 2012 and has been a co-portfolio manager to the Fund since 2016. Mr. Mims has investment experience since 2006. He is a graduate of North Carolina State University where he received his BS in Economics. He was a summa cum laude graduate and was recognized as valedictorian.

Jeffrey D. Ormsby, CFA

Mr. Ormsby, Director, joined Sterling Capital in 2011 and has been a co-portfolio manager to the Fund since 2016. Mr. Ormsby has investment experience since 2006. He is a graduate of North Carolina State University where he received his BS in Economics. He was a summa cum laude graduate and was recognized as Valedictorian. Mr. Ormsby received his MBA from the University of North Carolina at Chapel Hill’s Kenan-Flagler Business School,where he was the Norman Block Valedictorian Award recipient.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares outperformed its current benchmark, the Bloomberg Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. All major sub-sectors within the Fund had positive absolute returns for the period. While rising interest rates had a negative impact on fixed income pricing, a reduction in credit-risk premiums in the non-agency sub-sectors, along with interest income from the Fund’s securities was more than enough to offset the adverse interest rate impact. Credit-risk premiums decreased for non-agency residential mortgage-backed securities, commercial mortgage-backed securities, and consumer asset-backed securities as investors added these asset classes given attractive available yields and healthy fundamental performance in the underlying real estate and consumer lending markets. The Fund outperformed the benchmark primarily because it was overweight each of these sub-sectors, all of which posted higher total returns than the agency mortgage-backed security sub-sector, where the Fund is underweight relative to the benchmark.

The Fund’s yield curve positioning was the primary detractor of relative performance during the period. The Fund started the year with more interest rate exposure to the longest parts of the yield curve compared to the benchmark. Following the 2016 U.S. Presidential election results, the yield curve steepened sharply, with long term interest rates moving up much more quickly than short term rates. This twist of the yield curve resulted in relative underperformance of the Fund compared to the benchmark.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

34

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Year	Since Inception

Class A Shares*	1/31/13[1]	-1.17%	1.60%	2.47%

Class C Shares**	1/31/13[1]	0.12%	1.32%	2.24%

Institutional Shares	6/30/11[2]	1.23%	2.26%	3.00%

Bloomberg Barclays U.S. Mortgage Backed Securities Index	N/A	0.30%	1.96%	4.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Bloomberg Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

35

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. In the first week after Donald Trump’s surprise victory in the 2016 election, muni bonds tumbled amid expectations for faster economic growth and the potential for tax reform that would make the tax benefits of municipal bonds less appealing. Investors also worried that the Trump administration’s plans for higher infrastructure spending would lead to a heavy supply of new municipal issues that would inundate the muni market. These concerns waned later in the period, however, as repeated delays in the Trump administration’s efforts to enact its agenda put muni bonds back in favor. Investors moved $1.6 billion into muni funds during the week of April 12, the third-highest weekly inflow on record.

In absolute terms, the Fund was hurt by rising interest rates across the yield curve, particularly among longer term issues. The Fund’s exposure to bonds in the 5-to-10-year range dragged on absolute returns. The Fund’s performance relative to its benchmark suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher-rated peers. AAA-rated municipal bonds returned 0.72% during the period compared to a 3.41% return for BBB-rated issues. We believed that lower-rated issues did not adequately compensate investors for the additional risk they carry.

Kentucky’s debt rating was downgraded in July from AA2 to AA3 by rating agency Moody’s. That downgrade dragged on relative results.

The Fund’s relative performance benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also benefited from its shorter-than-benchmark duration as interest rates rose.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

36

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	2/24/03	-2.21%	1.13%	3.35%

Class C Shares**	1/31/12[1]	-0.74%	0.85%	3.15%

Institutional Shares	2/24/03	0.05%	1.80%	3.82%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	1.04%	2.65%	4.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]

Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index that is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

37

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. In the first week after Donald Trump’s surprise victory in the 2016 election, muni bonds tumbled amid expectations for faster economic growth and the potential for tax reform that would make the tax benefits of municipal bonds less appealing. Investors also worried that the Trump administration’s plans for higher infrastructure spending would lead to a heavy supply of new municipal issues that would inundate the muni market. These concerns waned later in the period, however, as repeated delays in the Trump administration’s efforts to enact its agenda put muni bonds back in favor. Investors moved $1.6 billion into muni funds during the week of April 12, the third-highest weekly inflow on record.

In absolute terms, the Fund was hurt by rising interest rates across the yield curve, particularly among longer term issues. The Fund’s exposure to bonds in the 5-to-10-year range dragged on absolute returns. The Fund’s performance relative to its benchmark suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher-rated peers. AAA-rated municipal bonds returned 0.72% during the period compared to a 3.41% return for BBB-rated issues. We believed that lower-rated issues did not adequately compensate investors for the additional risk they carry.

The Fund’s relative performance benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also benefited from its shorter-than-benchmark duration as interest rates rose.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

38

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	2/24/03	-1.99%	1.05%	3.36%

Class C Shares**	1/31/12[1]	-0.74%	0.71%	3.13%

Institutional Shares	2/24/03	0.26%	1.72%	3.83%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	1.04%	2.65%	4.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

39

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. In the first week after Donald Trump’s surprise victory in the 2016 election, muni bonds tumbled amid expectations for faster economic growth and the potential for tax reform that would make the tax benefits of municipal bonds less appealing. Investors also worried that the Trump administration’s plans for higher infrastructure spending would lead to a heavy supply of new municipal issues that would inundate the muni market. These concerns waned later in the period, however, as repeated delays in the Trump administration’s efforts to enact its agenda put muni bonds back in favor. Investors moved $1.6 billion into muni funds during the week of April 12, the third-highest weekly inflow on record.

In absolute terms, the Fund was hurt by rising interest rates across the yield curve, particularly among longer term issues. The Fund’s exposure to bonds in the 5-to-10-year range dragged on absolute returns. The Fund’s performance relative to its benchmark suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher-rated peers. AAA-rated municipal bonds returned 0.72% during the period compared to a 3.41% return for BBB-rated issues. We believed that lower-rated issues did not adequately compensate investors for the additional risk they carry.

The Fund’s relative performance benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also benefited from its shorter-than-benchmark duration as interest rates rose.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

40

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/16/92	-2.34%	1.07%	3.29%

Class C Shares**	1/31/12[1]	-1.06%	0.72%	3.05%

Institutional Shares	10/16/92	-0.06%	1.73%	3.76%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	1.04%	2.65%	4.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

41

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. In the first week after Donald Trump’s surprise victory in the 2016 election, muni bonds tumbled amid expectations for faster economic growth and the potential for tax reform that would make the tax benefits of municipal bonds less appealing. Investors also worried that the Trump administration’s plans for higher infrastructure spending would lead to a heavy supply of new municipal issues that would inundate the muni market. These concerns waned later in the period, however, as repeated delays in the Trump administration’s efforts to enact its agenda put muni bonds back in favor. Investors moved $1.6 billion into muni funds during the week of April 12, the third-highest weekly inflow on record.

In absolute terms, the Fund was hurt by rising interest rates across the yield curve, particularly among longer term issues. The Fund’s exposure to bonds in the 5-to-10-year range dragged on absolute returns. The Fund’s performance relative to its benchmark suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher-rated peers. AAA-rated municipal bonds returned 0.72% during the period compared to a 3.41% return for BBB-rated issues. We believed that lower-rated issues did not adequately compensate investors for the additional risk they carry.

The Fund’s relative performance benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also benefited from its shorter-than-benchmark duration as interest rates rose.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

42

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/20/97	-1.99%	1.27%	3.43%

Class C Shares**	1/31/12[1]	-0.74%	0.92%	3.20%

Institutional Shares	10/20/97	0.34%	1.95%	3.91%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	1.04%	2.65%	4.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

43

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. In the first week after Donald Trump’s surprise victory in the 2016 election, muni bonds tumbled amid expectations for faster economic growth and the potential for tax reform that would make the tax benefits of municipal bonds less appealing. Investors also worried that the Trump administration’s plans for higher infrastructure spending would lead to a heavy supply of new municipal issues that would inundate the muni market. These concerns waned later in the period, however, as repeated delays in the Trump administration’s efforts to enact its agenda put muni bonds back in favor. Investors moved $1.6 billion into muni funds during the week of April 12, the third-highest weekly inflow on record.

In absolute terms, the Fund was hurt by rising interest rates across the yield curve, particularly among longer term issues. The Fund’s exposure to bonds in the 5-to-10-year range dragged on absolute returns. The Fund’s performance relative to its benchmark suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher-rated peers. AAA-rated municipal bonds returned 0.72% during the period compared to a 3.41% return for BBB-rated issues. We believed that lower-rated issues did not adequately compensate investors for the additional risk they carry.

The Fund’s relative performance benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also benefited from its shorter-than-benchmark duration as interest rates rose.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

44

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	5/17/99	-2.41%	0.97%	3.20%

Class C Shares**	1/31/12[1]	-1.14%	0.63%	2.97%

Institutional Shares	5/17/99	-0.14%	1.64%	3.68%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	1.04%	2.65%	4.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

45

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined BB&T Asset Management in 2000 and Sterling Capital through merger in 2010. He is lead portfolio manager of the Fund and has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its current benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets delivered positive returns during the 12-month period. In the first week after Donald Trump’s surprise victory in the 2016 election, muni bonds tumbled amid expectations for faster economic growth and the potential for tax reform that would make the tax benefits of municipal bonds less appealing. Investors also worried that the Trump administration’s plans for higher infrastructure spending would lead to a heavy supply of new municipal issues that would inundate the muni market. These concerns waned later in the period, however, as repeated delays in the Trump administration’s efforts to enact its agenda put muni bonds back in favor. Investors moved $1.6 billion into muni funds during the week of April 12, the third-highest weekly inflow on record.

In absolute terms, the Fund was hurt by rising interest rates across the yield curve, particularly among longer term issues. The Fund’s exposure to bonds in the 5-to-10-year range dragged on absolute returns. The Fund’s performance relative to its benchmark suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher-rated peers. AAA-rated municipal bonds returned 0.72% during the period compared to a 3.41% return for BBB-rated issues. We believed that lower-rated issues did not adequately compensate investors for the additional risk they carry.

West Virginia’s debt rating was downgraded in February from AA1 to AA2 by ratings agency Moody’s. The state’s lower credit rating dragged on relative results.

The Fund’s relative performance benefited from an overweight position in revenue bonds, which outperformed general obligation bonds during the period. The Fund also benefited from its shorter-than-benchmark duration as interest rates rose.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

46

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	12/17/93	-1.73%	1.27%	3.15%

Class C Shares**	01/31/12	-0.38%	0.93%	2.94%

Institutional Shares	12/01/93	0.52%	1.93%	3.62%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	1.04%	2.65%	4.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

47

Sterling Capital Diversified Income Fund

Portfolio Managers

Sterling Capital Diversified Income Fund (the “Fund”) is managed by Shane A. Burke, and Brandon W. Carl, CFA, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the fund, and members of the Sterling Capital Advisory Solutions Team.

Shane A. Burke

Mr. Burke, Director, joined Sterling Capital in 2013 and has been a co-portfolio manager of the Fund since 2015. He has investment experience since 2002. He is a graduate of the University of North Carolina at Wilmington where he received his BS in Finance. He received his MBA from San Francisco-Golden Gate University.

Brandon W. Carl, CFA

Mr. Carl, Director, joined BB&T Asset Management in 2001 and Sterling Capital through merger in 2010. Mr. Carl has been a co-portfolio manager to the Fund since 2016. Mr. Carl has investment experience since 2001. He is a graduate of the University of South Carolina where he received his BS in Finance and Management.

Investment Considerations

The Fund is primarily concentrated in underlying funds and is therefore subject to the same risks as the underlying funds it is invested in and may entail higher expenses. The underlying funds may invest in undervalued securities, which may not appreciate in value as anticipated or may remain undervalued for longer than anticipated. The underlying funds may invest in equity securities including more aggressive investments that engage in long/short equity strategies and in options writing strategies and that invest in derivatives, preferred stocks, exchange-traded funds (ETFs), Master Limited Partnerships (MLPs, the value of which will be affected by the natural resources sector of the economy and regulation) and real estate investment trusts (REITs, the value of which will be affected by conditions of the real estate industry). The Fund’s volatility may be amplified by its use of short sales and derivatives. The Fund is subject to the same risks as the debt securities held by the underlying funds such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of debt securities will decline and an investor may lose money. Investing in high yield debt (also known as junk bonds) involves greater risks and less liquidity than investment grade bonds.

Q. How did the Fund perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Fund’s Institutional Shares underperformed its current benchmark, 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s equity exposure was a significant detractor versus the blended benchmark during the fiscal year. The Fund’s underweight exposure to equity versus the equity weighting in the blended benchmark was a detractor as the MSCI World Index outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by a wide margin during the fiscal year. Further, the Fund’s structural biases toward high-dividend yield and value were material head winds given that lower dividend-yielding, growth-oriented segments of the market outperformed during this time frame. The Fund’s exposure to covered call writing and MLPs also made a large negative impact on relative performance. MLPs produced slightly negative returns during the fiscal year as renewed oil price volatility in the second and third quarters of 2017 put pressure on the space. While covered call writing strategies can produce a steady income stream and limit downside risk, these strategies will typically not keep pace with the broader market during periods of abnormally high equity market returns, which is what transpired during the fiscal year.

The Fund’s fixed income portfolio was largely positive on a relative return basis throughout the fiscal year. Exposure to high yield bonds, floating rate securities and preferred securities were the largest contributors as lower quality credits (CCC-rated) outperformed its higher quality counterparts (BB and B-rated). Conversely, the Fund’s exposure to long-dated Treasuries and insurance linked securities (‘ILS’) were the largest detractors. The Fund’s Treasury exposure trailed the market as the long-end of the yield curve steepened and ILS struggled later in the fiscal year where beginning in late August Hurricane Harvey struck Texas, Hurricane Irma affected much of the Caribbean and Florida and Hurricane Maria affected parts of the Caribbean and devastated Puerto Rico. In addition, two separate earthquakes struck in central Mexico. A relief and recovery effort for each event is still being determined as insurance claims are beginning to be filed and processed.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

48

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	-2.38%	3.91%	3.59%

Class C Shares**	2/1/01	2.84%	4.37%	3.43%

Institutional Shares	10/2/97	3.88%	5.41%	4.46%

40% MSCI World Index/ 60% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	7.01%	5.68%	4.60%

MSCI World Index	N/A	18.17%	10.99%	4.22%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	0.07%	2.06%	4.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 40% MSCI World Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

49

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by the Sterling Capital Advisory Solutions Team, which is led by James C. Willis, CFA, Managing Director & Director of Advisory Solutions, Jeffrey J. Schappe, CFA, Managing Director and Kevin J. Stoll, CFA, Executive Director. Mr. Willis, Mr. Schappe and Mr. Stoll have managed the Funds since 2010, 2005 and 2016, respectively.

James C. Willis, CFA

Mr. Willis, Managing Director, joined BB&T Asset Management in 2003 and Sterling Capital Management LLC (“Sterling Capital”) through merger in October 2010 and has been a co-portfolio manager of the Fund since 2010. He has investment experience since 1996. He is a graduate of Rice University where he received a BA in Economics and Political Science and a MBA from Georgetown University.

Jeffrey J. Schappe, CFA

Mr. Schappe, Managing Director, joined BB&T Asset Management in 2004 and Sterling Capital through merger in October 2010 and has been a co-portfolio manager of the Fund since 2005. He has investment experience since 1991. He is a graduate of University of Wisconsin- Madison where he received a BA in Journalism and a MBA in Finance.

Kevin J. Stoll, CFA

Mr. Stoll, Executive Director, joined Sterling Capital in 2013 and has been a co-portfolio manager to the Funds since 2016. He has investment experience since 1998. He is a graduate of Northwestern University where he received his BA in Economics and Mathematical Methods in the Social Sciences and his MBA from Duke University’s Fuqua School of Business.

Investment Considerations

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies which are subject to greater volatility and less liquidity due to limited resources or product lines and are more sensitive to economic factors; and high-yield debt securities (also known as junk bonds), which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

Sterling Capital Strategic Allocation Balanced Fund (the “Balanced Fund”)

Sterling Capital Strategic Allocation Growth Fund (the “Growth Fund”)

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2016 and September 30, 2017?

A. The Growth Fund’s Institutional Shares outperformed its current benchmark, 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index.

The Balanced Fund’s Institutional Shares outperformed its current benchmark, 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Funds’ performance?

A. The Strategic Allocation Funds held five underlying funds: The Sterling Capital Special Opportunities Fund, the Sterling Capital Equity Income Fund, the Sterling Capital Total Return Bond Fund, the Sterling Capital Long/Short Equity Fund and the Sterling Capital Behavioral International Equity Fund.

The broad equity and fixed income markets performed well over the fiscal year, boosted by low inflation, accommodative monetary policies and a low risk of recession, both domestically and globally. As a result, all five underlying funds posted positive absolute returns. The Sterling Capital Behavioral International Equity Fund (SBIIX) had the highest return among underlying funds, due largely to strong performance among developed market international stocks.

Both of the Strategic Allocation Funds outperformed their benchmarks over the reporting period, with three of the five underlying funds outperforming their respective benchmarks. The largest individual contribution came from the Sterling Capital Behavioral International Equity Fund, which outperformed the MSCI EAFE Index by more than four percentage points.

From an asset allocation perspective, an overweight global equity position benefited the portfolio, as stocks dramatically outperformed bonds during the period. The Funds’ overweight exposure to developed market international stocks also contributed to relative returns, as these assets slightly outperformed domestic stocks.

Among the Funds’ underlying funds, a major contributor was the Sterling Capital Total Return Bond Fund, which returned 1.00% compared to a 0.07% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Sterling Capital Long/Short Equity Fund was the leading detractor from the Fund’s relative returns, trailing its benchmark by more than 10 percentage points. The Sterling Capital Special Opportunities Fund also underperformed its benchmark, dragging on the Fund’s relative results.

Portfolio composition is as of September 30, 2017 and is subject to change and risk.

50

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	5.05%	5.93%	3.47%

Class C Shares**	2/1/01	10.68%	6.40%	3.32%

Institutional Shares	10/2/97	11.75%	7.50%	4.36%

60% MSCI World Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	10.63%	7.47%	4.59%

MSCI World Index	N/A	18.17%	10.99%	4.22%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	0.07%	2.06%	4.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

51

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2017	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	7.69%	7.14%	3.13%

Class C Shares**	2/1/01	13.36%	7.62%	2.98%

Institutional Shares	10/2/97	14.48%	8.72%	4.01%

75% MSCI World Index/ 25% Bloomberg Barclays U.S. Aggregate Bond Index	N/A	13.40%	8.80%	4.50%

MSCI World Index	N/A	18.17%	10.99%	4.22%

Bloomberg Barclays U.S. Aggregate Bond Index	N/A	0.07%	2.06%	4.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com. Performance would have been lower without limitations and/or waivers in effect.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks.

The Fund is measured against the 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

52

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Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following industries, countries, states, funds or security types, as of September 30, 2017:

Sterling Capital Behavioral Large Cap Value Equity Fund	Percentage of net assets
Automobiles & Components	2.1%
Banks	11.4%
Capital Goods	7.8%
Commercial & Professional Services	0.1%
Consumer Durables & Apparel	0.4%
Consumer Services	1.7%
Diversified Financials	7.8%
Energy	9.9%
Food & Staples Retailing	1.3%
Food, Beverage & Tobacco	3.1%
Health Care Equipment & Services	6.2%
Household & Personal Products	1.5%
Insurance	3.7%
Materials	3.4%
Media	1.4%
Pharmaceuticals, Biotechnology & Life Sciences	9.5%
Real Estate	3.8%
Retailing	2.5%
Semiconductors & Semiconductor Equipment	3.7%
Software & Services	3.5%
Technology Hardware & Equipment	3.9%
Telecommunication Services	2.1%
Transportation	2.0%
Utilities	5.1%
Money Market Fund	2.0%

99.9%

Sterling Capital Mid Value Fund	Percentage of net assets
Automobiles & Components	3.4%
Capital Goods	8.1%
Commercial & Professional Services	0.4%
Consumer Durables & Apparel	1.1%
Consumer Services	1.4%
Diversified Financials	20.0%
Energy	2.3%
Health Care Equipment & Services	11.2%
Insurance	8.7%
Materials	5.1%
Media	8.3%
Real Estate	6.9%
Retailing	3.6%
Software & Services	10.8%
Technology Hardware & Equipment	5.8%
Money Market Fund	2.8%

99.9%

Sterling Capital Behavioral Small Cap Value Equity Fund	Percentage of net assets
Automobiles & Components	1.0%
Banks	23.8%
Capital Goods	9.3%
Commercial & Professional Services	1.5%
Consumer Durables & Apparel	2.0%
Consumer Services	3.0%
Diversified Financials	6.2%
Energy	4.9%
Food & Staples Retailing	0.5%
Food, Beverage & Tobacco	1.5%
Health Care Equipment & Services	4.3%
Insurance	4.9%
Materials	5.0%
Media	0.4%
Pharmaceuticals, Biotechnology & Life Sciences	1.2%
Real Estate	6.9%
Retailing	4.1%
Semiconductors & Semiconductor Equipment	3.0%
Technology Hardware & Equipment	5.3%
Telecommunication Services	0.5%
Transportation	2.4%
Utilities	6.4%
Money Market Fund	1.6%

99.7%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Automobiles & Components	6.6%
Commercial & Professional Services	7.5%
Consumer Durables & Apparel	5.2%
Consumer Services	3.6%
Diversified Financials	3.3%
Health Care Equipment & Services	14.0%
Materials	3.3%
Media	13.8%
Pharmaceuticals, Biotechnology & Life Sciences	10.9%
Real Estate	5.5%
Software & Services	19.3%
Technology Hardware & Equipment	4.3%
Money Market Fund	2.7%

100.0%

Sterling Capital Equity Income Fund	Percentage of net assets
Automobiles & Components	3.3%
Banks	3.8%
Capital Goods	3.9%
Commercial & Professional Services	4.2%
Diversified Financials	8.4%
Energy	6.8%
Food & Staples Retailing	3.4%
Food, Beverage & Tobacco	3.8%
Health Care Equipment & Services	7.8%
Media	5.8%
Pharmaceuticals, Biotechnology & Life Sciences	18.0%
Real Estate	2.2%
Retailing	3.0%
Semiconductors & Semiconductor Equipment	7.2%
Software & Services	8.8%
Telecommunication Services	4.2%
Transportation	4.1%
Money Market Fund	1.1%

99.8%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Long/Short Equity Fund	Long-Term Investment Percentage of net assets
Banks	6.4%
Consumer Services	0.4%
Diversified Financials	11.7%
Energy	17.8%
Health Care Equipment & Services	10.5%
Insurance	3.0%
Materials	0.1%
Media	1.0%
Pharmaceuticals, Biotechnology & Life Sciences	13.4%
Real Estate	1.0%
Software & Services	8.9%
Technology Hardware & Equipment	10.3%
Telecommunication Services	6.4%
Money Market Fund	10.4%
Options Purchased	0.1%

101.4%

Sterling Capital Long/Short Equity Fund	Investments Sold Short Percentage of net assets
Banks	(3.3)%
Consumer Durables & Apparel	(0.3)%
Diversified Financials	(1.1)%
Energy	(1.7)%
Exchange Traded Funds	(8.3)%
Food & Staples Retailing	(0.3)%
Health Care Equipment & Services	(2.8)%
Pharmaceuticals, Biotechnology & Life Sciences	(1.7)%
Real Estate	(0.3)%
Retailing	(0.7)%
Software & Services	(3.8)%
Technology Hardware & Equipment	(0.7)%
Telecommunication Services	(0.3)%

(25.3)%

Sterling Capital Behavioral International Equity Fund	Percentage of net assets
Australia	5.9%
Austria	1.1%
Belgium	0.7%
Denmark	2.4%
Finland	0.8%
France	13.2%
Germany	8.3%
Hong Kong	3.4%
Italy	4.5%
Japan	22.0%
Netherlands	5.7%
Norway	2.0%
Portugal	1.0%
Singapore	1.0%
Spain	6.0%
Sweden	1.5%
Switzerland	5.6%
United Kingdom	12.9%
United States	1.2%
Money Market Fund	0.2%

99.4%

Sterling Capital SMID Opportunities Fund	Percentage of net assets
Automobiles & Components	3.2%
Banks	2.9%
Commercial & Professional Services	5.3%
Consumer Durables & Apparel	7.0%
Consumer Services	10.2%
Energy	1.3%
Food, Beverage & Tobacco	3.8%
Health Care Equipment & Services	15.0%
Materials	6.5%
Pharmaceuticals, Biotechnology & Life Sciences	3.4%
Real Estate	5.4%
Retailing	3.4%
Software & Services	16.6%
Technology Hardware & Equipment	2.7%
Transportation	2.7%
Money Market Fund	8.8%

98.2%

Sterling Capital Stratton Mid Cap Value Fund	Percentage of net assets
Automobiles & Components	3.6%
Banks	8.4%
Capital Goods	7.9%
Consumer Durables & Apparel	4.7%
Consumer Services	1.3%
Diversified Financials	3.7%
Energy	7.0%
Food & Staples Retailing	2.0%
Food, Beverage & Tobacco	3.8%
Health Care Equipment & Services	4.2%
Household & Personal Products	1.2%
Insurance	6.3%
Materials	8.4%
Pharmaceuticals, Biotechnology & Life Sciences	7.1%
Real Estate	10.4%
Semiconductors & Semiconductor Equipment	2.9%
Software & Services	5.9%
Technology Hardware & Equipment	5.1%
Utilities	3.1%
Money Market Fund	3.0%

100.0%

Sterling Capital Stratton Real Estate Fund	Percentage of net assets
Diversified	5.9%
Health Care	9.4%
Hotel & Resort	6.0%
Industrial	5.1%
Office	11.0%
Residential	17.7%
Retail	16.6%
Specialized	26.5%
Money Market Fund	1.4%

99.6%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Stratton Small Cap Value Fund	Percentage of net assets
Automobiles & Components	4.1%
Banks	22.8%
Capital Goods	14.5%
Diversified Financials	1.8%
Energy	2.3%
Food & Staples Retailing	2.6%
Health Care Equipment & Services	2.7%
Insurance	3.4%
Materials	3.7%
Pharmaceuticals, Biotechnology & Life Sciences	2.9%
Real Estate	9.4%
Semiconductors & Semiconductor Equipment	4.5%
Software & Services	8.1%
Technology Hardware & Equipment	6.2%
Transportation	1.9%
Utilities	8.0%
Money Market Fund	1.1%

100.0%

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities	21.3%
Commercial Mortgage-Backed Securities	3.2%
Corporate Bonds	72.2%
Municipal Bonds	0.9%
Money Market Fund	1.9%

99.5%

Sterling Capital Short Duration Bond Fund	Percentage of net assets
Asset Backed Securities	16.0%
Collateralized Mortgage Obligations	2.9%
Commercial Mortgage-Backed Securities	8.9%
Corporate Bonds	68.4%
Municipal Bonds	2.4%
U.S. Treasury Note	1.1%
Money Market Fund	0.9%

100.6%

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Asset Backed Securities	1.4%
Collateralized Mortgage Obligations	3.5%
Commercial Mortgage-Backed Securities	5.0%
Corporate Bonds	6.4%
Mortgage-Backed Securities	9.4%
Municipal Bonds	3.5%
U.S. Government Agencies	31.4%
U.S. Treasury Notes	35.8%
Money Market Fund	3.1%

99.5%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	15.2%
Collateralized Mortgage Obligations	6.8%
Commercial Mortgage-Backed Securities	12.6%
Corporate Bonds	37.6%
Mortgage-Backed Securities	9.0%
Municipal Bonds	7.0%
Preferred Stocks	0.2%
U.S. Government Agencies	0.4%
U.S. Treasury Bonds	2.7%
U.S. Treasury Notes	7.2%
Money Market Fund	1.8%

100.5%

Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	98.9%
Money Market Fund	1.4%

100.3%

Sterling Capital Securitized Opportunities Fund	Percentage of net assets
Asset Backed Securities	23.4%
Collateralized Mortgage Obligations	25.0%
Commercial Mortgage-Backed Securities	23.2%
Corporate Bonds	0.9%
Mortgage-Backed Securities	27.3%
Money Market Fund	0.1%

99.9%

Sterling Capital Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	98.6%
Money Market Fund	0.2%

98.8%

Sterling Capital Maryland Intermediate Tax-Free Fund	Percentage of net assets
Maryland Municipal Bonds	98.2%
Money Market Fund	0.9%

99.1%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	97.0%
Money Market Fund	1.9%

98.9%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	97.9%
Money Market Fund	1.0%

98.9%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	2.0%
Virginia Municipal Bonds	96.5%
Money Market Fund	0.7%

99.2%

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	97.5%
Money Market Fund	1.3%

98.8%

Sterling Capital Diversified Income Fund	Percentage of net assets
Equity Funds	36.6%
Fixed Income Fund	62.9%
Money Market Fund	0.8%

100.3%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Equity Funds	66.6%
Fixed Income Fund	32.7%
Money Market Fund	0.6%

99.9%

Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Equity Funds	83.2%
Fixed Income Fund	16.4%
Money Market Fund	0.4%

100.0%

Sterling Capital Funds
Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Expenses Paid During Period* 4/1/17 - 9/30/17	Annualized Expense Ratio During Period 4/1/17 - 9/30/17
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,070.09	$4.57	0.88%
Class C Shares	1,000.00	1,065.54	8.44	1.63%
Institutional Shares	1,000.00	1,071.06	3.27	0.63%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,009.16	5.79	1.15%
Class C Shares	1,000.00	1,006.00	9.55	1.90%
Institutional Shares	1,000.00	1,010.63	4.54	0.90%
Class R Shares	1,000.00	1,008.34	7.05	1.40%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,055.07	5.36	1.04%
Class C Shares	1,000.00	1,051.10	9.20	1.79%
Institutional Shares	1,000.00	1,056.39	4.12	0.80%
Class R Shares	1,000.00	1,054.70	6.64	1.29%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,049.22	5.70	1.11%
Class C Shares	1,000.00	1,045.04	9.54	1.86%
Institutional Shares	1,000.00	1,050.80	4.47	0.87%
Class R Shares	1,000.00	1,048.20	6.98	1.36%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,082.10	5.32	1.02%
Class C Shares	1,000.00	1,078.64	9.22	1.77%
Institutional Shares	1,000.00	1,083.96	4.02	0.77%
Class R Shares	1,000.00	1,081.00	6.63	1.27%
Sterling Capital Long/Short Equity Fund
Class A Shares	1,000.00	1,052.27	17.80	3.46%
Class C Shares	1,000.00	1,047.73	21.56	4.20%
Institutional Shares	1,000.00	1,052.93	16.52	3.21%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,138.56	5.04	0.94%
Class C Shares	1,000.00	1,133.40	9.04	1.69%
Institutional Shares	1,000.00	1,139.53	3.70	0.69%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,047.24	5.34	1.04%
Class C Shares	1,000.00	1,042.90	9.17	1.79%
Institutional Shares	1,000.00	1,048.08	4.06	0.79%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,079.35	5.99	1.15%
Class C Shares	1,000.00	1,075.31	9.68	1.86%
Institutional Shares	1,000.00	1,080.80	4.69	0.90%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,027.86	5.29	1.04%
Class C Shares	1,000.00	1,024.25	9.03	1.78%
Institutional Shares	1,000.00	1,029.23	4.02	0.79%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,078.83	6.83	1.31%
Class C Shares	1,000.00	1,074.85	10.66	2.05%
Institutional Shares	1,000.00	1,080.12	5.53	1.06%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,006.62	3.42	0.68%
Institutional Shares	1,000.00	1,008.91	2.22	0.44%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Expenses Paid During Period* 4/1/17 - 9/30/17	Annualized Expense Ratio During Period 4/1/17 - 9/30/17
Sterling Capital Short Duration Bond Fund
Class A Shares	$1,000.00	$1,009.87	$3.48	0.69%
Class C Shares	1,000.00	1,007.25	7.25	1.44%
Institutional Shares	1,000.00	1,011.13	2.22	0.44%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,008.92	4.28	0.85%
Class C Shares	1,000.00	1,005.14	8.04	1.60%
Institutional Shares	1,000.00	1,010.18	3.02	0.60%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,024.31	3.65	0.72%
Class C Shares	1,000.00	1,021.44	7.45	1.47%
Institutional Shares	1,000.00	1,026.57	2.44	0.48%
Class R Shares	1,000.00	1,023.97	4.97	0.98%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,024.05	4.36	0.86%
Class C Shares	1,000.00	1,020.23	8.15	1.61%
Institutional Shares	1,000.00	1,024.33	3.10	0.61%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,019.92	4.15	0.82%
Class C Shares	1,000.00	1,014.98	7.98	1.58%
Institutional Shares	1,000.00	1,020.04	2.94	0.58%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,019.15	4.61	0.91%
Class C Shares	1,000.00	1,016.58	7.03	1.39%
Institutional Shares	1,000.00	1,020.42	3.34	0.66%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,019.90	4.30	0.85%
Class C Shares	1,000.00	1,015.15	8.08	1.60%
Institutional Shares	1,000.00	1,021.16	3.04	0.60%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,019.14	4.00	0.79%
Class C Shares	1,000.00	1,015.34	7.78	1.54%
Institutional Shares	1,000.00	1,020.41	2.74	0.54%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.02	4.05	0.80%
Class C Shares	1,000.00	1,017.12	7.84	1.55%
Institutional Shares	1,000.00	1,022.32	2.79	0.55%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,019.43	4.00	0.79%
Class C Shares	1,000.00	1,015.64	7.78	1.54%
Institutional Shares	1,000.00	1,020.69	2.74	0.54%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.71	4.10	0.81%
Class C Shares	1,000.00	1,017.90	7.89	1.56%
Institutional Shares	1,000.00	1,021.97	2.84	0.56%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,023.64	3.91	0.77%
Class C Shares	1,000.00	1,019.01	7.69	1.52%
Institutional Shares	1,000.00	1,024.66	2.54	0.50%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,068.93	2.18	0.42%
Class C Shares	1,000.00	1,066.31	6.06	1.17%
Institutional Shares	1,000.00	1,070.69	0.88	0.17%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,080.04	2.35	0.45%
Class C Shares	1,000.00	1,075.99	6.25	1.20%
Institutional Shares	1,000.00	1,081.18	1.04	0.20%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Funds
Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Expenses Paid During Period* 4/1/17 - 9/30/17	Annualized Expense Ratio During Period 4/1/17 - 9/30/17
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,020.66	$4.46	0.88%
Class C Shares	1,000.00	1,016.90	8.24	1.63%
Institutional Shares	1,000.00	1,021.91	3.19	0.63%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.30	5.82	1.15%
Class C Shares	1,000.00	1,015.54	9.60	1.90%
Institutional Shares	1,000.00	1,020.56	4.56	0.90%
Class R Shares	1,000.00	1,018.05	7.08	1.40%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.09	9.05	1.79%
Institutional Shares	1,000.00	1,021.06	4.05	0.80%
Class R Shares	1,000.00	1,018.60	6.53	1.29%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,019.50	5.62	1.11%
Class C Shares	1,000.00	1,015.74	9.40	1.86%
Institutional Shares	1,000.00	1,020.71	4.41	0.87%
Class R Shares	1,000.00	1,018.25	6.88	1.36%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,019.95	5.16	1.02%
Class C Shares	1,000.00	1,016.19	8.95	1.77%
Institutional Shares	1,000.00	1,021.21	3.90	0.77%
Class R Shares	1,000.00	1,018.70	6.43	1.27%
Sterling Capital Long/Short Equity Fund
Class A Shares	1,000.00	1,007.72	17.41	3.46%
Class C Shares	1,000.00	1,004.01	21.10	4.20%
Institutional Shares	1,000.00	1,008.97	16.17	3.21%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,020.36	4.76	0.94%
Class C Shares	1,000.00	1,016.60	8.54	1.69%
Institutional Shares	1,000.00	1,021.61	3.50	0.69%
Sterling Capital SMID Opportunities Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.09	9.05	1.79%
Institutional Shares	1,000.00	1,021.11	4.00	0.79%
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares	1,000.00	1,019.30	5.82	1.15%
Class C Shares	1,000.00	1,015.74	9.40	1.86%
Institutional Shares	1,000.00	1,020.56	4.56	0.90%
Sterling Capital Stratton Real Estate Fund
Class A Shares	1,000.00	1,019.85	5.27	1.04%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Institutional Shares	1,000.00	1,021.11	4.00	0.79%
Sterling Capital Stratton Small Cap Value Fund
Class A Shares	1,000.00	1,018.50	6.63	1.31%
Class C Shares	1,000.00	1,014.79	10.35	2.05%
Institutional Shares	1,000.00	1,019.75	5.37	1.06%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Expenses Paid During Period* 4/1/17 - 9/30/17	Annualized Expense Ratio During Period 4/1/17 - 9/30/17
Sterling Capital Ultra Short Bond Fund
Class A Shares	$1,000.00	$1,021.66	$3.45	0.68%
Institutional Shares	1,000.00	1,022.86	2.23	0.44%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,021.61	3.50	0.69%
Class C Shares	1,000.00	1,017.85	7.28	1.44%
Institutional Shares	1,000.00	1,022.86	2.23	0.44%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.81	4.31	0.85%
Class C Shares	1,000.00	1,017.05	8.09	1.60%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
Sterling Capital Total Return Bond Fund
Class A Shares	1,000.00	1,021.46	3.65	0.72%
Class C Shares	1,000.00	1,017.70	7.44	1.47%
Institutional Shares	1,000.00	1,022.66	2.43	0.48%
Class R Shares	1,000.00	1,020.16	4.96	0.98%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,020.76	4.36	0.86%
Class C Shares	1,000.00	1,017.00	8.14	1.61%
Institutional Shares	1,000.00	1,022.01	3.09	0.61%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,020.96	4.15	0.82%
Class C Shares	1,000.00	1,017.15	7.99	1.58%
Institutional Shares	1,000.00	1,022.16	2.94	0.58%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.51	4.61	0.91%
Class C Shares	1,000.00	1,018.10	7.03	1.39%
Institutional Shares	1,000.00	1,021.76	3.35	0.66%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.81	4.31	0.85%
Class C Shares	1,000.00	1,017.05	8.09	1.60%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.11	4.00	0.79%
Class C Shares	1,000.00	1,017.35	7.79	1.54%
Institutional Shares	1,000.00	1,022.36	2.74	0.54%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.06	4.05	0.80%
Class C Shares	1,000.00	1,017.30	7.84	1.55%
Institutional Shares	1,000.00	1,022.31	2.79	0.55%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.11	4.00	0.79%
Class C Shares	1,000.00	1,017.35	7.79	1.54%
Institutional Shares	1,000.00	1,022.36	2.74	0.54%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,021.01	4.10	0.81%
Class C Shares	1,000.00	1,017.25	7.89	1.56%
Institutional Shares	1,000.00	1,022.26	2.84	0.56%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,021.21	3.90	0.77%
Class C Shares	1,000.00	1,017.45	7.69	1.52%
Institutional Shares	1,000.00	1,022.56	2.54	0.50%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,022.96	2.13	0.42%
Class C Shares	1,000.00	1,019.20	5.92	1.17%
Institutional Shares	1,000.00	1,024.22	0.86	0.17%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,022.81	2.28	0.45%
Class C Shares	1,000.00	1,019.05	6.07	1.20%
Institutional Shares	1,000.00	1,024.07	1.01	0.20%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Behavioral Large Cap Value Equity Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 97.9%
	Automobiles & Components — 2.1%
47,150	Delphi Automotive PLC	$4,639,560
10,829	Lear Corp.	1,874,283

		6,513,843

	Banks — 11.4%
415,150	Bank of America Corp.	10,519,901
135,350	JPMorgan Chase & Co.	12,927,279
45,550	PNC Financial Services Group, Inc. (The)	6,138,773
88,700	SunTrust Banks, Inc.	5,301,599

		34,887,552

	Capital Goods — 7.8%
18,600	Boeing Co. (The)	4,728,306
36,200	Caterpillar, Inc.	4,514,502
29,800	Cummins, Inc.	5,007,294
7,900	Huntington Ingalls Industries, Inc.	1,788,876
39,150	Ingersoll-Rand PLC	3,491,006
18,000	Owens Corning	1,392,300
14,650	Spirit AeroSystems Holdings, Inc., Class A	1,138,598
13,100	United Rentals, Inc.(a)	1,817,494

		23,878,376

	Commercial & Professional Services — 0.1%
3,300	ManpowerGroup, Inc.	388,806

	Consumer Durables & Apparel — 0.4%
10,700	PVH Corp.	1,348,842

	Consumer Services — 1.7%
74,750	Carnival Corp.	4,826,607
2,550	Royal Caribbean Cruises, Ltd.	302,277

		5,128,884

	Diversified Financials — 7.8%
10,350	Ameriprise Financial, Inc.	1,537,079
107,350	Annaly Capital Management, Inc., REIT	1,308,597
43,200	Artisan Partners Asset Management, Inc., Class A	1,408,320
107,300	BGC Partners, Inc., Class A	1,552,631
31,400	Federated Investors, Inc., Class B	932,580
61,400	Franklin Resources, Inc.	2,732,914
157,850	MFA Financial, Inc., REIT	1,382,766
127,650	Morgan Stanley	6,148,901
56,950	State Street Corp.	5,441,003
16,050	T Rowe Price Group, Inc.	1,454,933

		23,899,724

	Energy — 9.9%
13,350	Andeavor	1,377,053
100,450	Gulfport Energy Corp.(a)	1,440,453
46,000	HollyFrontier Corp.	1,654,620
97,200	Marathon Petroleum Corp.	5,450,976
25,550	ONEOK, Inc.	1,415,725
40,900	Phillips 66	3,746,849
65,500	RPC, Inc.	1,623,745
48,950	TechnipFMC PLC(a)	1,366,684
162,250	Transocean, Ltd.(a)	1,745,810
76,975	Valero Energy Corp.	5,921,687
157,350	Williams Cos., Inc. (The)	4,722,074

		30,465,676

	Food & Staples Retailing — 1.3%
52,650	Wal-Mart Stores, Inc.	4,114,071

Shares		Fair Value
COMMON STOCKS — (continued)
	Food, Beverage & Tobacco — 3.1%
18,050	Bunge, Ltd.	$1,253,753
5,250	Ingredion, Inc.	633,360
8,200	Philip Morris International, Inc.	910,282
54,550	Pilgrim’s Pride Corp.(a)	1,549,765
73,650	Tyson Foods, Inc., Class A	5,188,643

		9,535,803

	Health Care Equipment & Services — 6.2%
29,650	Anthem, Inc.	5,629,942
25,200	Cigna Corp.	4,710,888
26,800	McKesson Corp.	4,116,748
22,750	UnitedHealth Group, Inc.	4,455,588

		18,913,166

	Household & Personal Products — 1.5%
30,350	Energizer Holdings, Inc.	1,397,617
7,300	Estee Lauder Cos., Inc. (The), Class A	787,232
14,550	Herbalife, Ltd.(a)	986,927
22,800	Nu Skin Enterprises, Inc., Class A	1,401,744

		4,573,520

	Insurance — 3.7%
16,150	Aflac, Inc.	1,314,449
27,800	First American Financial Corp.	1,389,166
19,350	Lincoln National Corp.	1,421,838
24,850	Principal Financial Group, Inc.	1,598,849
53,000	Prudential Financial, Inc.	5,634,960

		11,359,262

	Materials — 3.4%
1,450	AdvanSix, Inc.(a)	57,637
27,250	Chemours Co. (The)	1,379,123
49,400	LyondellBasell Industries NV, Class A	4,893,070
43,550	Olin Corp.	1,491,587
54,500	Owens-Illinois, Inc.(a)	1,371,220
46,050	Silgan Holdings, Inc.	1,355,251

		10,547,888

	Media — 1.4%
23,650	AMC Networks, Inc., Class A(a)	1,382,815
72,400	Comcast Corp., Class A	2,785,952

		4,168,767

	Pharmaceuticals, Biotechnology & Life Sciences — 9.5%
50,600	AbbVie, Inc.	4,496,316
36,950	Amgen, Inc.	6,889,327
29,100	Celgene Corp.(a)	4,243,362
65,800	Gilead Sciences, Inc.	5,331,116
11,350	Johnson & Johnson	1,475,613
29,050	Thermo Fisher Scientific, Inc.	5,496,260
11,200	United Therapeutics Corp.(a)	1,312,528

		29,244,522

	Real Estate — 3.8%
4,400	Digital Realty Trust, Inc., REIT	520,652
37,350	Gaming and Leisure Properties, Inc., REIT	1,377,841
71,500	Host Hotels & Resorts, Inc., REIT	1,322,035
104,350	Medical Properties Trust, Inc., REIT	1,370,115
43,050	Omega Healthcare Investors, Inc., REIT	1,373,725
43,000	Realogy Holdings Corp.	1,416,850
31,400	RMR Group, Inc. (The), Class A	1,612,390

Continued

Sterling Capital Behavioral Large Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
COMMON STOCKS — (continued)
	Real Estate — (continued)
68,450	Senior Housing Properties Trust, REIT	$1,338,197
147,350	VEREIT, Inc., REIT	1,221,532

		11,553,337

	Retailing — 2.5%
26,600	Best Buy Co., Inc.	1,515,136
22,200	Michaels Cos., Inc. (The)(a)	476,634
93,300	Target Corp.	5,505,633

		7,497,403

	Semiconductors & Semiconductor Equipment — 3.7%
100,700	Applied Materials, Inc.	5,245,463
17,550	Broadcom, Ltd.	4,256,577
4,400	Lam Research Corp.	814,176
28,800	Micron Technology, Inc.(a)	1,132,704

		11,448,920

	Software & Services — 3.5%
86,200	First Data Corp., Class A(a)	1,555,048
97,000	Oracle Corp.	4,689,950
40,750	VMware, Inc., Class A(a)	4,449,493

		10,694,491

	Technology Hardware & Equipment — 3.9%
27,550	Apple, Inc.	4,246,006
272,300	HP, Inc.	5,435,108
27,000	Western Digital Corp.	2,332,800

		12,013,914

	Telecommunication Services — 2.1%
167,000	AT&T, Inc.	6,541,390

	Transportation — 2.0%
10,150	Copa Holdings SA, Class A	1,263,980

Shares		Fair Value
COMMON STOCKS — (continued)
	Transportation — (continued)
99,200	Delta Air Lines, Inc.	$4,783,424

		6,047,404

	Utilities — 5.1%
29,050	AES Corp.	320,131
6,900	Duke Energy Corp.	579,048
139,900	Exelon Corp.	5,270,033
130,700	PPL Corp.	4,960,065
92,300	Southern Co. (The)	4,535,622

		15,664,899

	Total Common Stocks (Cost $251,502,156)	300,430,460

Shares
MONEY MARKET FUND — 2.0%
5,940,023	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(b)	5,940,023

	Total Money Market Fund (Cost $5,940,023)	5,940,023

Total Investments — 99.9% (Cost $257,442,179)		306,370,483
Net Other Assets (Liabilities) — 0.1%		457,005

NET ASSETS — 100.0%		$306,827,488

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 97.1%
	Automobiles & Components — 3.4%
1,139,300	Gentex Corp.	$22,558,140

	Capital Goods — 8.1%
413,275	Allison Transmission Holdings, Inc.	15,510,211
204,475	Jacobs Engineering Group, Inc.	11,914,758
497,500	Sensata Technologies Holding NV(a)	23,914,825
98,575	Trinity Industries, Inc.	3,144,543

		54,484,337

	Commercial & Professional Services — 0.4%
962,150	Civeo Corp.(a)	2,742,127

	Consumer Durables & Apparel — 1.1%
109,830	Deckers Outdoor Corp.(a)	7,513,470

	Consumer Services — 1.4%
739,150	SeaWorld Entertainment, Inc.(a)	9,601,559

	Diversified Financials — 20.0%
153,440	Affiliated Managers Group, Inc.	29,127,515
1,374,825	Annaly Capital Management, Inc., REIT	16,759,117
743,900	E*TRADE Financial Corp.(a)	32,441,479
1,141,975	Leucadia National Corp.	28,834,869
360,375	Synchrony Financial	11,189,644
177,475	T. Rowe Price Group, Inc.	16,088,109

		134,440,733

	Energy — 2.3%
561,275	Noble Corp. PLC(a)	2,581,865
2,068,900	Southwestern Energy Co.(a)	12,640,979

		15,222,844

	Health Care Equipment & Services — 11.2%
171,450	HCA Healthcare, Inc.(a)	13,645,705
141,150	Laboratory Corp. of America Holdings(a)	21,309,415
107,435	McKesson Corp.	16,503,090
201,125	Zimmer Biomet Holdings, Inc.	23,549,726

		75,007,936

	Insurance — 8.7%
173,745	Assured Guaranty, Ltd.	6,558,874
77,950	Enstar Group, Ltd.(a)	17,332,183
206,955	Lincoln National Corp.	15,207,053
17,975	Markel Corp.(a)	19,196,941

		58,295,051

	Materials — 5.1%
951,100	Axalta Coating Systems, Ltd.(a)	27,505,812
490,660	Rayonier Advanced Materials, Inc.	6,722,042

		34,227,854

	Media — 8.3%
332,725	CBS Corp., Class B	19,298,050
1,313,625	News Corp., Class B	17,930,981

Shares		Fair Value
COMMON STOCKS — (continued)
	Media — (continued)
249,275	Omnicom Group, Inc.	$18,463,799

		55,692,830

	Real Estate — 6.9%
658,450	CBRE Group, Inc., Class A(a)	24,942,086
355,700	Realogy Holdings Corp.	11,720,315
150,705	Ryman Hospitality Properties, Inc., REIT	9,417,555

		46,079,956

	Retailing — 3.6%
1,223,100	Ascena Retail Group, Inc.(a)	2,996,595
641,000	Chico’s FAS, Inc.	5,736,950
191,250	Dollar General Corp.	15,500,813

		24,234,358

	Software & Services — 10.8%
939,660	DHI Group, Inc.(a)	2,443,116
229,200	DST Systems, Inc.	12,578,496
558,850	eBay, Inc.(a)	21,493,371
202,950	Fidelity National Information Services, Inc.	18,953,501
55,300	MicroStrategy, Inc., Class A(a)	7,062,363
516,225	Western Union Co. (The)	9,911,520

		72,442,367

	Technology Hardware & Equipment — 5.8%
702,850	Knowles Corp.(a)	10,732,519
741,175	NCR Corp.(a)	27,808,886

		38,541,405

	Total Common Stocks (Cost $523,098,957)	651,084,967

MONEY MARKET FUND — 2.8%
18,702,771	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(b)	18,702,771

	Total Money Market Fund (Cost $18,702,771)	18,702,771

Total Investments — 99.9% (Cost $541,801,728)		669,787,738
Net Other Assets (Liabilities) — 0.1%		946,436

NET ASSETS — 100.0%		$670,734,174

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 98.1%
	Automobiles & Components — 1.0%
9,584	Cooper-Standard Holding, Inc.(a)	$1,111,456
6,678	Lear Corp.	1,155,828

		2,267,284

	Banks — 23.8%
4,550	BancFirst Corp.	258,213
33,011	Banco Latinoamericano de Comercio Exterior SA	971,844
20,126	Banner Corp.	1,233,321
27,481	Berkshire Hills Bancorp, Inc.	1,064,889
29,744	BofI Holding, Inc.(a)	846,812
24,312	Camden National Corp.	1,060,976
22,293	Carolina Financial Corp.	799,873
18,737	Community Trust Bancorp, Inc.	871,271
35,967	Customers Bancorp, Inc.(a)	1,173,244
31,833	Enterprise Financial Services Corp.	1,348,128
27,003	Essent Group, Ltd.(a)	1,093,621
21,910	FCB Financial Holdings, Inc., Class A(a)	1,058,253
21,294	Federal Agricultural Mortgage Corp., Class C	1,548,926
43,156	Fidelity Southern Corp.	1,020,208
24,131	Financial Institutions, Inc.	694,973
164,346	First BanCorp(a)	841,451
77,080	First Commonwealth Financial Corp.	1,089,140
17,975	First Defiance Financial Corp.	943,508
36,980	Flagstar Bancorp, Inc.(a)	1,312,050
30,766	Flushing Financial Corp.	914,365
71,755	Fulton Financial Corp.	1,345,406
19,699	Heartland Financial USA, Inc.	973,131
33,807	HomeStreet, Inc.(a)	912,789
20,077	IBERIABANK Corp.	1,649,326
49,240	Lakeland Bancorp, Inc.	1,004,496
162,864	MGIC Investment Corp.(a)	2,040,686
44,605	Nationstar Mortgage Holdings, Inc.(a)	828,315
73,383	Old National Bancorp.	1,342,909
27,506	Peapack Gladstone Financial Corp.	928,052
20,063	Popular, Inc.	721,064
23,024	Provident Financial Services, Inc.	614,050
20,864	QCR Holdings, Inc.	949,312
91,304	Radian Group, Inc.	1,706,472
28,210	S&T Bancorp, Inc.	1,116,552
23,999	Sandy Spring Bancorp, Inc.	994,519
34,913	State Bank Financial Corp.	1,000,257
16,824	Synovus Financial Corp.	774,913
41,904	TCF Financial Corp.	714,044
23,983	TriCo Bancshares	977,307
102,559	TrustCo Bank Corp.	912,775
88,842	Umpqua Holdings Corp.	1,733,307
51,967	United Financial Bancorp, Inc.	950,476
119,371	Valley National Bancorp	1,438,421
32,275	Walker & Dunlop, Inc.(a)	1,688,951
45,490	Washington Federal, Inc.	1,530,739
22,162	Wintrust Financial Corp.	1,735,506
22,417	Zions Bancorporation	1,057,634

		51,786,475

	Capital Goods — 9.3%
11,866	Argan, Inc.	797,989
26,385	Chart Industries, Inc.(a)	1,035,084
30,333	Continental Building Products, Inc.(a)	788,658
45,703	FreightCar America, Inc.	893,951
23,701	Greenbrier Cos., Inc. (The)	1,141,203

Shares		Fair Value
COMMON STOCKS — (continued)
	Capital Goods — (continued)
78,579	Harsco Corp.(a)	$1,642,301
4,692	Huntington Ingalls Industries, Inc.	1,062,456
55,170	Meritor, Inc.(a)	1,434,972
10,647	Oshkosh Corp.	878,803
13,015	Owens Corning	1,006,710
34,253	Rush Enterprises, Inc., Class A(a)	1,585,571
12,065	Spirit AeroSystems Holdings, Inc., Class A	937,692
20,318	Terex Corp.	914,716
16,364	Timken Co. (The)	794,472
35,832	TPI Composites, Inc.(a)	800,487
27,957	Trinity Industries, Inc.	891,828
36,138	Triton International Ltd.	1,202,673
7,657	United Rentals, Inc.(a)	1,062,332
61,484	Wabash National Corp.	1,403,065

		20,274,963

	Commercial & Professional Services — 1.5%
75,352	ACCO Brands Corp.(a)	896,689
69,801	Casella Waste Systems, Inc., Class A(a)	1,312,259
21,337	CRA International, Inc.	875,884
3,452	McGrath RentCorp	151,025

		3,235,857

	Consumer Durables & Apparel — 2.0%
62,448	Beazer Homes USA, Inc.(a)	1,170,275
17,867	Deckers Outdoor Corp.(a)	1,222,281
46,896	KB Home	1,131,132
18,058	Toll Brothers, Inc.	748,865

		4,272,553

	Consumer Services — 3.0%
35,601	Adtalem Global Education, Inc.(a)	1,276,296
42,950	Extended Stay America, Inc.	859,000
48,130	K12, Inc.(a)	858,639
50,200	Penn National Gaming, Inc.(a)	1,174,178
52,381	Pinnacle Entertainment, Inc.(a)	1,116,239
27,472	Scientific Games Corp., Class A(a)	1,259,591

		6,543,943

	Diversified Financials — 6.2%
34,591	ARMOUR Residential REIT, Inc., REIT	930,498
45,236	Chimera Investment Corp., REIT	855,865
35,822	Dynex Capital, Inc., REIT	260,426
41,204	Great Ajax Corp., REIT	580,564
70,589	Invesco Mortgage Capital, Inc., REIT	1,209,190
102,913	MFA Financial, Inc., REIT	901,518
60,800	MTGE Investment Corp., REIT	1,179,520
20,958	Nelnet, Inc., Class A	1,058,379
90,379	New Residential Investment Corp., REIT	1,512,041
74,660	Redwood Trust, Inc., REIT	1,216,211
49,465	Sutherland Asset Management Corp., REIT	776,601
92,555	Two Harbors Investment Corp., REIT	932,954
19,686	Voya Financial, Inc.	785,275
15,404	World Acceptance Corp.(a)	1,276,838

		13,475,880

	Energy — 4.9%
80,200	Archrock, Inc.	1,006,510
51,232	CONSOL Energy, Inc.(a)	867,870
39,550	CVR Energy, Inc.	1,024,345
34,987	Exterran Corp.(a)	1,105,939
22,012	HollyFrontier Corp.	791,772

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
COMMON STOCKS — (continued)
	Energy — (continued)
30,640	Oceaneering International, Inc.	$804,913
43,430	Par Pacific Holdings, Inc.(a)	903,344
89,378	Rowan Cos. PLC, Class A(a)	1,148,507
67,895	Ship Finance International, Ltd.	984,477
88,780	Transocean, Ltd.(a)	955,273
49,057	Unit Corp.(a)	1,009,593

		10,602,543

	Food &Staples Retailing — 0.5%
28,840	United Natural Foods, Inc.(a)	1,199,456

	Food, Beverage & Tobacco — 1.5%
4,703	Boston Beer Co. Inc., Class A(a)	734,609
31,111	Pilgrim’s Pride Corp.(a)	883,863
10,740	Sanderson Farms, Inc.	1,734,725

		3,353,197

	Health Care Equipment & Services — 4.3%
37,524	AngioDynamics, Inc.(a)	641,285
26,972	Community Health Systems, Inc.(a)	207,145
15,578	Halyard Health, Inc.(a)	701,477
15,317	HealthSouth Corp.	709,943
11,268	LHC Group, Inc.(a)	799,127
10,550	LifePoint Health, Inc.(a)	610,845
7,744	Masimo Corp.(a)	670,321
20,896	Molina Healthcare, Inc.(a)	1,436,809
66,830	OraSure Technologies, Inc.(a)	1,503,675
53,844	Quality Systems, Inc.(a)	846,966
6,997	WellCare Health Plans, Inc.(a)	1,201,665

		9,329,258

	Insurance — 4.9%
58,428	American Equity Investment Life Holding Co.	1,699,086
9,148	American Financial Group, Inc.	946,361
22,618	Assured Guaranty, Ltd.	853,829
73,847	CNO Financial Group, Inc.	1,723,589
33,130	Employers Holdings, Inc.	1,505,759
20,921	First American Financial Corp.	1,045,422
7,202	Reinsurance Group of America, Inc.	1,004,895
34,165	Selective Insurance Group, Inc.	1,839,785

		10,618,726

	Materials — 5.0%
22,001	AdvanSix, Inc.(a)	874,540
19,745	Domtar Corp.	856,736
11,119	Kaiser Aluminum Corp.	1,146,814
35,703	Louisiana-Pacific Corp.(a)	966,837
24,138	Olin Corp.	826,727
31,666	Owens-Illinois, Inc.(a)	796,717
32,938	Schnitzer Steel Industries, Inc.	927,205
26,545	Steel Dynamics, Inc.	915,006
113,736	SunCoke Energy, Inc.(a)	1,039,547
88,668	Tronox, Ltd., Class A	1,870,895
9,959	U.S. Concrete, Inc.(a)	759,872

		10,980,896

	Media — 0.4%
58,073	Gray Television, Inc.(a)	911,746

	Pharmaceuticals, Biotechnology & Life Sciences — 1.2%
42,578	Akebia Therapeutics, Inc.(a)	837,509
128,033	Conatus Pharmaceuticals, Inc.(a)	702,901

Shares		Fair Value
COMMON STOCKS — (continued)
	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
342,847	PDL BioPharma, Inc.(a)	$1,162,251

		2,702,661

	Real Estate — 6.9%
19,994	Agree Realty Corp., REIT	981,305
39,071	Apple Hospitality REIT, Inc., REIT	738,833
37,849	Brixmor Property Group, Inc., REIT	711,561
168,846	Cousins Properties, Inc., REIT	1,577,022
111,018	DiamondRock Hospitality Co., REIT	1,215,647
35,300	Forestar Group, Inc., REIT	607,160
83,187	Independence Realty Trust, Inc., REIT	846,012
16,898	Liberty Property Trust, REIT	693,832
28,014	Monmouth Real Estate Investment Corp., REIT	453,547
8,417	National Retail Properties, Inc., REIT	350,652
22,227	Omega Healthcare Investors, Inc., REIT	709,264
47,595	Preferred Apartment Communities, Inc., REIT	898,594
32,612	Rexford Industrial Realty, Inc., REIT	933,355
70,983	RLJ Lodging Trust, REIT	1,561,626
60,514	Sabra Health Care REIT, Inc., REIT	1,327,677
84,119	Spirit Realty Capital, Inc., REIT	720,900
35,508	Tier REIT, Inc., REIT	685,304

		15,012,291

	Retailing — 4.1%
32,799	Aaron’s, Inc.	1,431,020
66,579	Abercrombie & Fitch Co.	961,401
15,539	Big Lots, Inc.	832,424
7,148	Children’s Place, Inc. (The)	844,536
45,125	Conn’s, Inc.(a)	1,270,269
17,337	Dillard’s, Inc., Class A	972,086
35,050	Haverty Furniture Cos., Inc.	916,557
13,741	RH(a)	966,267
24,675	Select Comfort Corp.(a)	766,159

		8,960,719

	Semiconductors & Semiconductor Equipment — 3.0%
122,227	Amkor Technology, Inc.(a)	1,289,495
35,164	Diodes, Inc.(a)	1,052,458
20,536	First Solar, Inc.(a)	942,192
48,276	ON Semiconductor Corp.(a)	891,658
60,465	Photronics, Inc.(a)	535,115
30,644	Rudolph Technologies, Inc.(a)	805,937
28,407	Teradyne, Inc.	1,059,297

		6,576,152

	Technology Hardware & Equipment — 5.3%
55,506	AVX Corp.	1,011,874
37,789	Benchmark Electronics, Inc.(a)	1,290,494
33,916	Jabil, Inc.	968,302
35,726	KEMET Corp.(a)	754,890
16,716	NCR Corp.(a)	627,184
13,779	Plexus Corp.(a)	772,726
12,032	Rogers Corp.(a)	1,603,625
46,968	Sanmina Corp.(a)	1,744,861
78,917	TTM Technologies, Inc.(a)	1,212,954
81,424	Vishay Intertechnology, Inc.	1,530,771

		11,517,681

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
COMMON STOCKS — (continued)
	Telecommunication Services — 0.5%
100,420	Iridium Communications, Inc.(a)	$1,034,326

	Transportation — 2.4%
17,121	Atlas Air Worldwide Holdings, Inc.(a)	1,126,562
8,305	Copa Holdings SA, Class A	1,034,222
26,881	Hawaiian Holdings, Inc.(a)	1,009,382
45,989	SkyWest, Inc.	2,018,917

		5,189,083

	Utilities — 6.4%
22,483	Hawaiian Electric Industries, Inc.	750,258
19,621	IDACORP, Inc.	1,725,274
12,745	National Fuel Gas Co.	721,494
15,915	NorthWestern Corp.	906,200
52,874	NRG Yield, Inc., Class A	1,003,020
55,866	NRG Yield, Inc., Class C	1,078,214
22,247	OGE Energy Corp.	801,559
4,586	ONE Gas, Inc.	337,713
12,868	Pinnacle West Capital Corp.	1,088,118
34,520	PNM Resources, Inc.	1,391,156
34,783	Portland General Electric Co.	1,587,496
18,120	SJW Group	1,025,592
19,756	Spire, Inc.	1,474,785

		13,890,879

	Total Common Stocks (Cost $166,842,764)	213,736,569

Shares		Fair Value
MONEY MARKET FUND — 1.6%
3,614,175	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(b)	$3,614,175

	Total Money Market Fund (Cost $3,614,175)	3,614,175

Total Investments — 99.7% (Cost $170,456,939)		217,350,744
Net Other Assets (Liabilities) — 0.3%		557,521

NET ASSETS — 100.0%		$217,908,265

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Special Opportunities Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 97.3%

	Automobiles & Components — 6.6%
522,500	Delphi Automotive PLC(a)	$51,414,000
2,063,000	Ford Motor Co.	24,694,110

		76,108,110

	Commercial & Professional Services — 7.5%
961,000	Nielsen Holdings PLC	39,833,450
552,500	Verisk Analytics, Inc.(b)	45,962,475

		85,795,925

	Consumer Durables & Apparel — 5.2%
582,000	Lennar Corp., Class A	30,729,600
687,502	Newell Brands, Inc.	29,335,710

		60,065,310

	Consumer Services — 3.6%
757,400	Norwegian Cruise Line Holdings, Ltd.(a)(b)	40,937,470

	Diversified Financials — 3.3%
441,000	Capital One Financial Corp.	37,335,060

	Health Care Equipment & Services — 14.0%
375,000	Cerner Corp.(b)	26,745,000
360,830	Danaher Corp.	30,951,998
621,000	HCA Healthcare, Inc.(b)	49,425,390
359,000	MEDNAX, Inc.(b)	15,480,080
190,500	UnitedHealth Group, Inc.	37,309,425

		159,911,893

	Materials — 3.3%
291,000	Ecolab, Inc.	37,425,510

	Media — 13.8%
632,000	CBS Corp., Class B	36,656,000
1,358,000	Comcast Corp., Class A	52,255,840
1,450,000	Discovery Communications, Inc., Class C(b)	29,377,000
927,000	Live Nation Entertainment, Inc.(a)(b)	40,370,850

		158,659,690

	Pharmaceuticals, Biotechnology & Life Sciences — 10.9%
549,000	Bristol-Myers Squibb Co.	34,993,260
604,000	Gilead Sciences, Inc.(a)	48,936,080
271,400	Shire PLC, ADR	41,562,196

		125,491,536

	Real Estate — 5.5%
667,000	CBRE Group, Inc., Class A(b)	25,265,960

Shares		Fair Value
COMMON STOCKS — (continued)

	Real Estate — (continued)
607,000	Ryman Hospitality Properties, Inc., REIT	$37,931,430

		63,197,390

	Software & Services — 19.3%
522,000	Activision Blizzard, Inc.	33,674,220
760,000	Akamai Technologies, Inc.(b)	37,027,200
59,500	Alphabet, Inc., Class C(b)	57,067,045
246,000	Check Point Software Technologies, Ltd.(b)	28,048,920
280,000	Intuit, Inc.	39,799,200
234,200	Red Hat, Inc.(a)(b)	25,963,412

		221,579,997

	Technology Hardware & Equipment — 4.3%
1,450,000	Cisco Systems, Inc.	48,763,500

	Total Common Stocks (Cost $782,691,938)	1,115,271,391

MONEY MARKET FUND — 2.7%

31,093,934	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(c)	31,093,934

	Total Money Market Fund (Cost $31,093,934)	31,093,934

Total Investments Before Options Written — 100.0%		$1,146,365,325

(Cost $813,785,872)

Options Written — (0.1%) (Premiums Received $(689,781))		(1,013,750)

Total Investments — 99.9% (Cost $813,096,091)		1,145,351,575
Net Other Assets (Liabilities) — 0.1%		890,725

NET ASSETS — 100.0%		$1,146,242,300

(a)	All or a portion of security was held as collateral for written call options.
(b)	Represents non-income producing security.
(c)	Represents the current yield as of report date.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

As of September 30, 2017, exchange traded options written outstanding were as follows:

Description	Call/Put	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

EXCHANGE TRADED OPTIONS WRITTEN — (0.1%)
Delphi Automotive PLC	Call	1,000	$9,840,000	$110.00	01/19/18	$(120,000)
Gilead Sciences, Inc.	Call	700	5,671,400	90.00	12/15/17	(70,000)
Norwegian Cruise Line Holdings, Ltd.	Call	1,000	5,405,000	60.00	12/15/17	(80,000)
Red Hat, Inc.	Call	750	8,314,500	125.00	01/19/18	(93,750)
Live Nation Entertainment, Inc.	Call	1,000	4,355,000	37.00	10/20/17	(650,000)

Total Exchange Traded Options Written						$(1,013,750)

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 98.7%

	Automobiles & Components — 3.3%
1,267,000	General Motors Co.	$51,161,460

	Banks — 3.8%
1,084,000	Wells Fargo & Co.	59,782,600

	Capital Goods — 3.9%
434,000	Honeywell International, Inc.	61,515,160

	Commercial & Professional Services — 4.2%
328,125	KAR Auction Services, Inc.	15,664,687
992,775	Robert Half International, Inc.	49,976,294

		65,640,981

	Diversified Financials — 8.4%
1,094,000	Discover Financial Services	70,541,120
1,186,000	Invesco, Ltd.	41,557,440
248,000	Nasdaq, Inc.	19,237,360

		131,335,920

	Energy — 6.8%
1,717,040	Enbridge, Inc.	71,840,954
543,700	Occidental Petroleum Corp.	34,910,977

		106,751,931

	Food & Staples Retailing — 3.4%
509,750	CVS Health Corp.	41,452,870
566,000	Kroger Co. (The)	11,353,960

		52,806,830

	Food, Beverage & Tobacco — 3.8%
539,900	PepsiCo, Inc.	60,161,057

	Health Care Equipment & Services — 7.8%
1,360,000	Abbott Laboratories	72,569,600
258,100	Anthem, Inc.	49,008,028

		121,577,628

	Media — 5.8%
681,000	Omnicom Group, Inc.	50,441,670
391,000	Time Warner, Inc.	40,057,950

		90,499,620

	Pharmaceuticals, Biotechnology & Life Sciences — 18.0%
832,000	AbbVie, Inc.	73,931,520
456,000	Johnson & Johnson	59,284,560
914,000	Merck & Co., Inc.	58,523,420
619,000	Novartis AG, ADR	53,141,150
1,053,400	Pfizer, Inc.	37,606,380

		282,487,030

Shares		Fair Value
COMMON STOCKS — (continued)

	Real Estate — 2.2%
345,000	Crown Castle International Corp., REIT	$34,493,100

	Retailing — 3.0%
590,000	Lowe’s Cos., Inc.	47,164,600

	Semiconductors & Semiconductor Equipment — 7.2%
1,292,927	Maxim Integrated Products, Inc.(a)	61,685,547
1,000,000	QUALCOMM, Inc.	51,840,000

		113,525,547

	Software & Services — 8.8%
541,000	Accenture PLC, Class A	73,072,870
868,000	MicrosoftCorp.	64,657,320

		137,730,190

	Telecommunication Services — 4.2%
1,320,000	Verizon Communications, Inc.	65,326,800

	Transportation — 4.1%
541,000	United Parcel Service, Inc., Class B	64,968,690

	Total Common Stocks (Cost $1,084,446,931)	1,546,929,144

MONEY MARKET FUND — 1.1%

17,922,575	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(b)	17,922,575

	Total Money Market Fund (Cost $17,922,575)	17,922,575

Total Investments Before Options Written — 99.8%		$1,564,851,719

(Cost $1,102,369,506)

Options Written — 0.0%		(142,500)

(Premiums Received $(80,298))
Total Investments — 99.8% (Cost $1,102,289,208)		1,564,709,219
Net Other Assets (Liabilities) — 0.2%		2,501,566

NET ASSETS — 100.0%		$1,567,210,785

(a)	All or a portion of security was held as collateral for written call options.
(b)	Represents the current yield as of report date.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

As of September 30, 2017, exchange traded options written outstanding were as follows:

Description	Call/Put	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

EXCHANGE TRADED OPTIONS WRITTEN — 0.0%

Maxim Integrated Products, Inc.	Call	500	$2,380,500	$50.00	01/19/18	$(65,000)
Maxim Integrated Products, Inc.	Call	500	2,380,500	49.00	01/19/18	(77,500)

Total Exchange Traded Options Written						$(142,500)

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 86.4%

	Banks — 3.1%
5,700	Citigroup, Inc.(a)	$414,618
33,100	NMI Holdings, Inc., Class A(b)	410,440
23,417	OFG Bancorp	214,266

		1,039,324

	Consumer Services — 0.4%
18,600	BBX Capital Corp.	137,082

	Diversified Financials — 10.9%
18,000	Ally Financial, Inc.(a)	436,680
2,000	Ameriprise Financial, Inc.(a)	297,020
17,000	Ares Management LP	317,050
11,000	Blackstone Group LP (The)	367,070
17,200	Carlyle Group LP (The)(a)	405,920
4,500	Invesco, Ltd.	157,680
20,800	KKR & Co. LP(a)	422,864
3,700	Morgan Stanley(a)	178,229
10,500	OneMain Holdings, Inc.(b)	295,995
2,600	Raymond James Financial, Inc.	219,258
19,700	SLM Corp.(a)(b)	225,959
7,400	Voya Financial, Inc.(a)	295,186

		3,618,911

	Energy — 17.8%
5,000	Anadarko Petroleum Corp.	244,250
2,400	Antero Resources Corp.(b)	47,760
14,000	ARC Resources, Ltd.	193,231
6,593	Black Stone Minerals LP(a)	114,323
9,500	Cabot Oil & Gas Corp.	254,125
4,000	Canadian Natural Resources, Ltd.	133,960
6,500	Cenovus Energy, Inc.	65,130
1,000	Cheniere Energy, Inc.(b)	45,040
600	Chevron Corp.	70,500
2,700	Cimarex Energy Co.(a)	306,909
1,900	Concho Resources, Inc.(b)	250,268
1,000	ConocoPhillips	50,050
3,700	Continental Resources, Inc.(b)	142,857
6,100	Devon Energy Corp.(a)	223,931
28,512	Dorchester Minerals LP(a)	429,106
4,890	Enduro Royalty Trust	21,271
4,500	EOG Resources, Inc.(a)	435,330
3,700	Hess Corp.	173,493
4,000	Kimbell Royalty Partners L.P	63,120
500	Magellan Midstream Partners LP	35,530
3,800	MPLX LP	133,038
7,500	Newfield Exploration Co.(b)	222,525
10,700	Noble Energy, Inc.	303,452
1,300	Occidental Petroleum Corp.	83,473
1,700	Parsley Energy, Inc., Class A(b)	44,778
21,600	Permian Basin Royalty Trust	188,136
2,200	Pioneer Natural Resources Co.	324,588
4,500	QEP Resources, Inc.(b)	38,565
8,800	Range Resources Corp.	172,216
3,000	Royal Dutch Shell PLC, Class B	187,620
1,300	RSP Permian, Inc.(b)	44,967
1,465	Sabine Royalty Trust(a)	60,212
3,400	San Juan Basin Royalty Trust	26,656
3,835	Shell Midstream Partners LP	106,766
15,000	USA Compression Partners L.P	250,800
7,900	Vermilion Energy, Inc.	281,082
2,783	Western Gas Equity Partners LP	114,604

Shares		Fair Value
COMMON STOCKS — (continued)

	Energy — (continued)
9,000	Whiting Petroleum Corp.(b)	$49,140

		5,932,802

	Health Care Equipment & Services — 10.5%
281	ABIOMED, Inc.(b)	47,377
2,544	AmerisourceBergen Corp.	210,516
3,707	Anthem, Inc.(a)	703,885
3,977	Express Scripts Holding Co.(a)(b)	251,824
2,628	HealthEquity, Inc.(a)(b)	132,924
2,698	Humana, Inc.	657,314
6,342	K2M Group Holdings, Inc.(a)(b)	134,514
4,334	LHC Group, Inc.(a)(b)	307,367
3,916	Molina Healthcare, Inc.(b)	269,264
2,282	NuVasive, Inc.(a)(b)	126,560
1,914	Patterson Cos., Inc.	73,976
27,046	Quorum Health Corp.(b)	140,098
20,330	Surgery Partners, Inc.(b)	210,415
9,830	Tenet Healthcare Corp.(b)	161,507
2,000	Wright Medical Group NV(a)(b)	51,740

		3,479,281

	Insurance — 2.6%
35,100	Ambac Financial Group, Inc.(a)(b)	605,826
16,290	Kingstone Cos., Inc.	265,527

		871,353

	Materials — 0.1%
1,371	Mesabi Trust	31,533

	Media — 1.0%
97,660	Global Eagle Entertainment, Inc.(a)(b)	333,997

	Pharmaceuticals, Biotechnology & Life Sciences — 13.4%
2,000	AbbVie, Inc.(a)	177,720
2,241	Aerie Pharmaceuticals, Inc.(b)	108,913
8,105	Alder Biopharmaceuticals, Inc.(b)	99,286
1,658	Alexion Pharmaceuticals, Inc.(b)	232,601
700	Allergan PLC	143,465
24,000	Amarin Corp. PLC, ADR(a)(b)	84,000
10,118	Amicus Therapeutics, Inc.(b)	152,579
414	Ascendis Pharma A/S, ADR(b)	15,007
2,000	Audentes Therapeutics, Inc.(b)	56,020
12,423	Axovant Sciences, Ltd.(b)	85,470
383	Bio-Rad Laboratories, Inc., Class A(b)	85,110
1,835	Bluebird Bio, Inc.(b)	252,037
4,000	Bristol-Myers Squibb Co.(a)	254,960
8,100	Collegium Pharmaceutical, Inc.(a)(b)	84,969
1,968	DBV Technologies SA, ADR(b)	83,522
4,346	Deciphera Pharmaceuticals, Inc.(b)	82,531
2,500	GW Pharmaceuticals PLC, ADR(b)	253,725
957	ICON Plc(b)	108,983
6,416	Ignyta, Inc.(b)	79,238
52,135	Minerva Neurosciences, Inc.(a)(b)	396,226
2,715	Paratek Pharmaceuticals, Inc.(b)	68,147
6,000	Pfizer, Inc.(a)	214,200
1,151	Puma Biotechnology, Inc.(b)	137,832
4,600	Radius Health, Inc.(b)	177,330
1,654	Sage Therapeutics, Inc.(b)	103,044
2,000	Shire PLC, ADR(a)	306,280
2,158	Spark Therapeutics, Inc.(b)	192,407
325	TESARO, Inc.(a)(b)	41,957

Continued

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
COMMON STOCKS — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
6,000	Teva Pharmaceutical Industries, Ltd., ADR	$105,600
8,362	Zogenix, Inc.(b)	293,088

		4,476,247

	Real Estate — 1.0%
26,700	Colony NorthStar, Inc., Class A, REIT(a)	335,352

	Software & Services — 8.9%
47,048	Autobytel, Inc.(a)(b)	324,161
96,104	Bazaarvoice, Inc.(a)(b)	475,715
59,709	Brightcove, Inc.(b)	429,905
75,000	iPass, Inc.(b)	49,500
21,300	LivePerson, Inc.(b)	288,615
49,361	Rosetta Stone, Inc.(b)	503,976
42,088	Silver Spring Networks, Inc.(a)(b)	680,563
42,883	YuMe, Inc.	198,548

		2,950,983

	Technology Hardware & Equipment — 10.3%
117,975	Aerohive Networks, Inc.(a)(b)	482,518
315,784	ID Systems, Inc.(a)(b)	2,371,538
18,080	Identiv, Inc.(b)	83,891
50,141	Iteris, Inc.(b)	333,438
3,500	NETGEAR, Inc.(b)	166,600

		3,437,985

	Telecommunication Services — 6.4%
96,249	magicJack VocalTec, Ltd.(a)(b)	688,180
68,606	Ooma, Inc.(a)(b)	723,793
90,000	Vonage Holdings Corp.(a)(b)	732,600

		2,144,573

	Total Common Stocks (Cost $26,023,981)	28,789,423

PREFERRED STOCKS —1.6%

	Banks — 1.6%
78,782	Fannie Mae, Series R, 8.250%(b)	519,961

	Total Preferred Stocks (Cost $528,122)	519,961

Shares		Fair Value
WARRANTS — 2.9%

	Banks — 1.7%
4,900	SunTrust Banks, Inc., (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $44.15)	$77,567
1,125	Wells Fargo & Co., (Issued/exercisable 10/28/08, 1 Share for 1 Warrant, Expires 10/28/18, Strike Price $33.84)	24,255
30,000	Zions Bancorporation, (Issued/exercisable 05/20/10, 1 Share for 1 Warrant, Expires 05/22/20, Strike Price $35.76)(a)	456,300

		558,122

	Diversified Financials — 0.8%
6,200	Capital One Financial Corp., (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $42.02)(a)	264,306

	Insurance — 0.4%
7,500	American International Group, Inc., (Issued/exercisable 01/19/11, 1 Share for 1 Warrant, Expires 01/19/21, Strike Price $44.55)	150,000

	Total Warrants (Cost $515,232)	972,428

Total Long-Term Investments — 90.9% (Cost $27,067,335)		30,281,812

MONEY MARKET FUND — 10.4%

3,480,635	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(c)	3,480,635

	Total Money Market Fund (Cost $3,480,635)	3,480,635

Options Purchased — 0.1% (Cost $49,339)		41,670

Total Investments Before Investments Sold Short — 101.4% (Cost $30,597,309)		33,804,117

Continued

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
INVESTMENTS SOLD SHORT — (25.3)%

	Banks — (3.3)%
(1,200)	Commerce Bancshares, Inc.	$(69,324)
(1,200)	Community Bank System, Inc.	(66,300)
(3,400)	CVB Financial Corp.	(82,178)
(700)	First Republic Bank/CA	(73,122)
(3,800)	Fulton Financial Corp.	(71,250)
(500)	LendingTree, Inc.(b)	(122,225)
(1,700)	NBT Bancorp, Inc., Class B	(62,424)
(6,600)	Old National Bancorp	(120,780)
(4,000)	Oritani Financial Corp.	(67,200)
(2,300)	People’s United Financial, Inc.	(41,722)
(2,400)	Provident Financial Services, Inc.	(64,008)
(8,400)	TrustCo Bank Corp. NY	(74,760)
(2,200)	Washington Federal, Inc.	(74,030)
(2,400)	Webster Financial Corp.	(126,120)

		(1,115,443)

	Consumer Durables & Apparel — (0.3)%
(2,000)	Garmin, Ltd.	(107,940)

	Diversified Financials — (1.1)%
(1,300)	Financial Engines, Inc.	(45,175)
(2,000)	Franklin Resources, Inc.	(89,020)
(19,800)	LendingClub Corp.(b)	(120,582)
(1,500)	Morningstar, Inc.	(127,485)

		(382,262)

	Energy — (1.7)%
(4,000)	Exxon Mobil Corp.	(327,920)
(25,000)	Hugoton Royalty Trust	(46,250)
(9,000)	Unit Corp.	(185,220)

		(559,390)

	Exchange Traded Funds — (8.3)%
(7,200)	Direxion Daily Financial Bear 3X Shares(b)	(104,976)
(1,397)	Direxion Daily Financial Bull 3X Shares(b)	(78,190)
(2,500)	Energy Select Sector SPDR Fund	(171,200)
(7,467)	Health Care Select Sector SPDR Fund	(610,278)
(6,239)	iShares Russell 2000 ETF	(924,495)
(1,250)	ProShares Ultra S&P500	(120,925)
(5,000)	SPDR S&P Oil & Gas Exploration & Production ETF	(170,450)
(7,692)	Standard and Poors S&P Regional Banking ETF	(436,598)
(5,000)	VanEck Vectors Oil Services ETF	(130,350)
(2,300)	VelocityShares Daily 2x VIX Short Term ETN(b)	(26,059)

		(2,773,521)

	Food & Staples Retailing — (0.3)%
(1,061)	CVS Health Corp.	(86,281)

	Health Care Equipment & Services — (2.8)%
(1,500)	Abaxis, Inc.	(66,975)
(3,000)	Allscripts Healthcare Solutions, Inc.(b)	(42,690)
(358)	Edwards Lifesciences Corp.(b)	(39,133)
(4,025)	Globus Medical, Inc., Class A(b)	(119,623)
(1,247)	Nevro Corp.	(113,327)
(5,500)	Quality Systems, Inc.	(86,515)
(2,008)	Stryker Corp.	(285,176)
(321)	UnitedHealth Group, Inc.	(62,868)
(900)	Universal Health Services, Inc., Class B	(99,846)

		(916,153)

Shares		Fair Value
INVESTMENTS SOLD SHORT — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — (1.7)%
(1,245)	Akcea Therapeutics, Inc.(b)	$(34,449)
(5,718)	AstraZeneca PLC, ADR	(193,726)
(1,468)	INC Research Holdings, Inc., Class A	(76,776)
(300)	Incyte Corp.(b)	(35,022)
(550)	Loxo Oncology, Inc.(b)	(50,666)
(1,090)	Myriad Genetics, Inc.	(39,436)
(800)	Perrigo Co., PLC	(67,720)
(1,297)	Sarepta Therapeutics, Inc.(b)	(58,832)

		(556,627)

	Real Estate — (0.3)%
(2,900)	Iron Mountain, Inc., REIT	(112,810)

	Retailing — (0.7)%
(8,000)	GameStop Corp., Class A	(165,280)
(1,000)	Wayfair, Inc.(b)	(67,400)

		(232,680)

	Software & Services — (3.8)%
(1,000)	Autodesk, Inc.(b)	(112,260)
(2,500)	Cimpress NV(b)	(244,150)
(3,300)	International Business Machines Corp.	(478,764)
(18,000)	MoneyGram International, Inc.(b)	(289,980)
(2,401)	Nuance Communications, Inc.(b)	(37,744)
(4,500)	Western Union Co. (The)	(86,400)

		(1,249,298)

	Technology Hardware & Equipment — (0.7)%
(2,000)	ARRIS International PLC(b)	(56,980)
(10,000)	Radware, Ltd.(b)	(168,600)

		(225,580)

	Telecommunication Services — (0.3)%
(10,000)	ORBCOMM, Inc.(b)	(104,700)

Total Investments Sold Short — (25.3)% (Cost $(8,776,850))		(8,422,685)

Total Investments — 76.1% (Cost $21,820,459)		25,381,432
Net Other Assets (Liabilities) — 23.9%		7,950,520

NET ASSETS — 100.0%		$33,331,952

(a)	Represents that all or a portion of the security was pledged as collateral in connection with short sales.
(b)	Represents non-income producing security.
(c)	Represents the current yield as of report date.

ADR — American Depositary Receipt

ETF — Exchange Traded Funds

ETN — Exchange Traded Notes

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

As of September 30, 2017, exchange traded options purchased outstanding were as follows:

Description	Call/Put	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

EXCHANGE TRADED OPTIONS PURCHASED — 0.1%

Tenet Healthcare Corp.	Call	96	$157,728	$22	11/17/17	$1,920
Twilio Inc.	Call	250	738,000	60	01/18/19	21,000
Twilio Inc.	Call	30	88,560	30	01/18/19	18,750

Total Exchange Traded Options Purchased						$41,670

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 97.4%

	Australia — 5.9%
75,875	Bank of Queensland, Ltd.	$772,522
71,350	Bendigo & Adelaide Bank, Ltd.	649,776
6,150	Commonwealth Bank of Australia	363,010
12,225	LendLease Group	171,840
9,200	Macquarie Group, Ltd.	656,122
181,625	Qantas Airways, Ltd.	830,580
11,975	Rio Tinto, Ltd.	624,929
223,900	Stockland, REIT	755,197

		4,823,976

	Austria — 1.1%
15,075	OMV AG	878,202

	Belgium — 0.7%
7,050	KBC Group NV	597,429

	Denmark — 2.4%
25,750	Novo Nordisk A/S, Class B	1,231,011
131,325	TDC A/S	769,439

		2,000,450

	Finland — 0.8%
15,850	Neste Oyj	692,185

	France — 13.2%
7,425	Arkema SA	910,464
2,475	Atos SE	383,931
33,275	AXA SA	1,006,391
16,500	BNP Paribas SA	1,330,960
26,675	CNP Assurances	625,181
50,175	Credit Agricole SA	912,057
2,225	Engie SA	37,789
3,375	ICADE, REIT	301,042
107,900	Natixis SA	863,353
35,625	Peugeot SA	848,415
1,825	Publicis Groupe SA	127,456
8,575	Renault SA	842,298
13,875	Sanofi	1,377,661
19,300	Societe Generale SA	1,129,920
2,275	Valeo SA	168,803

		10,865,721

	Germany — 7.7%
6,000	Allianz SE	1,347,004
10,175	Bayer AG	1,386,571
10,725	Covestro AG(b)	922,165
38,125	Deutsche Lufthansa AG	1,059,353
44,000	Deutsche Telekom AG	820,872
6,675	Henkel AG & Co. KGaA	812,187

		6,348,152

	Hong Kong — 3.4%
100,600	CK Asset Holdings, Ltd.	832,581
89,096	I-CABLE Communications, Ltd.(a)	2,908
14,150	Melco Resorts & Entertainment Ltd., ADR	341,298
393,925	NWS Holdings, Ltd.	767,517
843,125	WH Group, Ltd.(b)	895,839

		2,840,143

	Italy — 4.5%
179,425	Enel SPA	1,080,452
70,050	Fiat Chrysler Automobiles NV(a)	1,255,121
3,390	GEDI Gruppo Editoriale SpA(a)	3,005

Shares		Fair Value
COMMON STOCKS — (continued)

	Italy — (continued)
798,875	Telecom Italia SpA/Milano(a)	$748,267
273,100	UnipolSai Assicurazioni SPA	637,804

		3,724,649

	Japan — 22.0%
21,700	Asahi Group Holdings, Ltd.	878,607
33,900	Brother Industries, Ltd.	788,715
142,000	Hitachi, Ltd.	1,000,594
56,300	ITOCHU Corp.	922,114
164,500	JXTG Holdings, Inc.	846,292
93,000	Kajima Corp.	924,008
36,900	Kirin Holdings Co., Ltd.	868,351
20,200	MINEBEA MITSUMI, Inc.	315,948
82,200	Mitsubishi Chemical Holdings Corp.	783,101
37,300	Mitsubishi Corp.	866,991
33,600	Mitsubishi Gas Chemical Co., Inc.	787,409
14,700	Mixi, Inc.	709,362
33,800	Nexon Co., Ltd.(a)	881,909
19,100	Nippon Telegraph & Telephone Corp.	875,349
59,700	Obayashi Corp.	715,710
23,500	Shimizu Corp.	260,427
73,600	Showa Shell Sekiyu KK	847,030
5,100	Sony Corp.	189,723
59,400	Sumitomo Corp.	854,378
29,100	Sumitomo Rubber Industries, Ltd.	533,252
11,900	Suzuki Motor Corp.	624,162
15,200	Taisei Corp.	796,978
3,900	Teijin, Ltd.	76,874
1,600	Tokyo Electron, Ltd.	245,705
23,100	Toyota Tsusho Corp.	758,538
46,900	Yokogawa Electric Corp.	798,582

		18,150,109

	Netherlands — 5.7%
23,025	ABN AMRO Group NV(b)	689,580
146,700	Aegon NV	854,435
4,325	AerCap Holdings NV(a)	221,051
61,675	ING Groep NV	1,137,135
23,075	Koninklijke Philips NV	952,618
20,100	NN Group NV	841,202

		4,696,021

	Norway — 2.0%
40,875	Marine Harvest ASA	808,313
78,125	Orkla ASA	801,408

		1,609,721

	Portugal — 1.0%
214,875	EDP - Energias de Portugal SA	808,861

	Singapore — 1.0%
761,900	Yangzijiang Shipbuilding Holdings, Ltd.	803,212

	Spain — 6.0%
120,125	Banco Bilbao Vizcaya Argentaria SA	1,073,473
183,425	CaixaBank SA	919,184
83,825	Distribuidora Internacional de Alimentacion SA	488,921
96,600	International Consolidated Airlines Group SA	769,512
39,277	Repsol SA	723,711
86,400	Telefonica SA	938,647

		4,913,448

Continued

Sterling Capital Behavioral International Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
COMMON STOCKS — (continued)

	Sweden — 1.5%
70,625	Nordea Bank AB	$957,286
9,925	Swedbank AB, Class A	274,418

		1,231,704

	Switzerland — 5.6%
10,425	Adecco Group AG	811,736
61,375	Credit Suisse Group AG	971,631
6,900	Roche Holding AG	1,761,429
62,150	UBS Group AG	1,062,201

		4,606,997

	United Kingdom — 12.9%
51,600	Anglo American PLC	926,182
109,275	Barratt Developments PLC	899,802
17,050	Berkeley Group Holdings PLC	849,221
91,825	Capita PLC	695,206
160,800	GKN PLC	745,532
28,075	GlaxoSmithKline PLC	559,980
232,600	Glencore PLC	1,065,957
101,300	Marks & Spencer Group PLC	479,711
112,750	Meggitt PLC	787,151
26,275	Persimmon PLC	909,082
23,650	Rio Tinto PLC	1,100,626
81,000	Tate & Lyle PLC	703,881
301,400	Taylor Wimpey PLC	789,576
2,675	Unilever PLC	154,814

		10,666,721

	Total Common Stocks (Cost $67,359,942)	80,257,701

PREFERRED STOCKS — 0.6%

	Germany — 0.6%
3,875	Henkel AG & Co. KGaA	527,368

	Total Preferred Stocks (Cost $453,622)	527,368

EXCHANGE TRADED FUND — 1.2%

	United States — 1.2%
15,000	iShares MSCI EAFE ETF	1,027,200

	Total Exchange Traded Fund (Cost $1,000,476)	1,027,200

Shares		Fair Value
MONEY MARKET FUND — 0.2%

	United States — 0.2%
165,652	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(c)	$165,652

	Total Money Market Fund (Cost $165,652)	165,652

Total Investments — 99.4% (Cost $68,979,692)		81,977,921
Net Other Assets (Liabilities) — 0.6%		467,099

NET ASSETS — 100.0%		$82,445,020

(a)	Represents non-income producing security.
(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Represents the current yield as of report date.

ADR — American Depository Receipts

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

Industry	Percentage of net assets
Automobiles & Components	6.1%
Banks	14.2%
Capital Goods	12.1%
Commercial & Professional Services	1.8%
Consumer Durables & Apparel	4.4%
Consumer Services	0.4%
Diversified Financials	3.3%
Energy	4.9%
Exchange Traded Fund	1.2%
Food & Staples Retailing	0.6%
Food, Beverage & Tobacco	6.0%
Household & Personal Products	1.8%
Insurance	6.4%
Materials	8.7%
Media	0.2%
Money Market Fund	0.2%
Pharmaceuticals, Biotechnology & Life Sciences	7.7%
Real Estate	2.5%
Retailing	0.6%
Semiconductors & Semiconductor Equipment	0.3%
Software & Services	2.4%
Technology Hardware & Equipment	3.1%
Telecommunication Services	5.0%
Transportation	3.2%
Utilities	2.3%

99.4%

See accompanying Notes to the Financial Statements.

Sterling Capital SMID Opportunities Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 89.4%

	Automobiles & Components — 3.2%
15,900	Gentex Corp.	$314,820

	Banks — 2.9%
5,400	Webster Financial Corp.	283,770

	Commercial & Professional Services — 5.3%
5,000	WageWorks, Inc.(a)	303,500
3,150	Waste Connections, Inc.	220,374

		523,874

	Consumer Durables & Apparel — 7.0%
7,500	Newell Brands, Inc.	320,025
13,800	PulteGroup, Inc.	377,154

		697,179

	Consumer Services — 10.2%
8,700	Aramark	353,307
4,071	Norwegian Cruise Line Holdings, Ltd.(a)	220,038
9,270	ServiceMaster Global Holdings, Inc.(a)	433,187

		1,006,532

	Energy — 1.3%
4,500	Newfield Exploration Co.(a)	133,515

	Food, Beverage & Tobacco — 3.8%
3,150	Ingredion, Inc.	380,016

	Health Care Equipment & Services — 15.0%
3,700	AmerisourceBergen Corp.	306,175
5,000	Centene Corp.(a)	483,850
1,531	MEDNAX, Inc.(a)	66,017
9,053	Premier, Inc., Class A(a)	294,856
3,000	Universal Health Services, Inc., Class B	332,820

		1,483,718

	Materials — 6.5%
10,000	Ball Corp.	413,000
2,400	Scotts Miracle-Gro Co. (The)	233,616

		646,616

	Pharmaceuticals, Biotechnology & Life Sciences — 3.4%
6,500	INC Research Holdings, Inc., Class A(a)	339,950

	Real Estate — 5.4%
29,000	Colony NorthStar, Inc., Class A, REIT	364,240

Shares		Fair Value
COMMON STOCKS — (continued)

	Real Estate — (continued)
2,579	FirstService Corp.	$169,724

		533,964

	Retailing — 3.4%
4,400	CarMax, Inc.(a)	333,564

	Software & Services — 16.6%
500	Akamai Technologies, Inc.(a)	24,360
5,000	Amdocs, Ltd.	321,600
4,870	Blackhawk Network Holdings, Inc.(a)	213,306
4,100	CDK Global, Inc.	258,669
2,200	Fiserv, Inc.(a)	283,712
6,500	Genpact, Ltd.	186,875
3,700	Global Payments, Inc.	351,611

		1,640,133

	Technology Hardware & Equipment — 2.7%
2,200	F5 Networks, Inc.(a)	265,232

	Transportation — 2.7%
2,500	Kansas City Southern	271,700

	Total Common Stocks (Cost $7,762,235)	8,854,583

MONEY MARKET FUND — 8.8%

875,366	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(b)	875,366

	Total Money Market Fund (Cost $875,366)	875,366

Total Investments — 98.2% (Cost $8,637,601)		9,729,949
Net Other Assets (Liabilities) — 1.8%		181,934

NET ASSETS — 100.0%		$9,911,883

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Mid Cap Value Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 97.0%

	Automobiles & Components — 3.6%
16,540	Magna International, Inc.	$882,905
12,000	Thor Industries, Inc.	1,510,920

		2,393,825

	Banks — 8.4%
25,100	East West Bancorp, Inc.	1,500,478
13,300	First Republic Bank/CA	1,389,318
93,300	Huntington Bancshares, Inc.	1,302,468
72,100	KeyCorp.	1,356,922

		5,549,186

	Capital Goods — 7.9%
10,100	Carlisle Cos., Inc.	1,012,929
35,300	HD Supply Holdings, Inc.(a)	1,273,271
14,500	Masonite International Corp.(a)	1,003,400
13,900	United Rentals, Inc.(a)	1,928,486

		5,218,086

	Consumer Durables & Apparel — 4.7%
7,200	Mohawk Industries, Inc.(a)	1,782,072
49,700	PulteGroup, Inc.	1,358,301

		3,140,373

	Consumer Services — 1.3%
7,200	Royal Caribbean Cruises, Ltd.	853,488

	Diversified Financials — 3.7%
7,200	Affiliated Managers Group, Inc.	1,366,776
7,200	Ameriprise Financial, Inc.	1,069,272

		2,436,048

	Energy — 7.0%
37,600	Cabot Oil & Gas Corp.	1,005,800
90,800	Callon Petroleum Co.(a)	1,020,592
29,400	Devon Energy Corp.	1,079,274
16,300	Phillips 66	1,493,243

		4,598,909

	Food & Staples Retailing — 2.0%
11,900	Casey’s General Stores, Inc.	1,302,455

	Food, Beverage & Tobacco — 3.8%
10,800	Ingredion, Inc.	1,302,912
26,000	Lamb Weston Holdings, Inc.	1,219,140

		2,522,052

	Health Care Equipment & Services — 4.2%
7,800	Becton Dickinson & Co.	1,528,410
10,400	Zimmer Biomet Holdings, Inc.	1,217,736

		2,746,146

	Household & Personal Products — 1.2%
10,900	Edgewell Personal Care Co.(a)	793,193

	Insurance — 6.3%
12,300	American Financial Group, Inc.	1,272,435
20,000	First American Financial Corp.	999,400
10,500	Hanover Insurance Group, Inc. (The)	1,017,765
10,700	Torchmark Corp.	856,963

		4,146,563

	Materials — 8.4%
18,700	Avery Dennison Corp.	1,838,958
35,100	Berry Global Group, Inc.(a)	1,988,415

Shares		Fair Value
COMMON STOCKS — (continued)

	Materials — (continued)
20,400	Westlake Chemical Corp.	$1,695,036

		5,522,409

	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
17,400	ICON Plc(a)	1,981,512
16,300	PerkinElmer, Inc.	1,124,211
8,500	Thermo Fisher Scientific, Inc.	1,608,200

		4,713,923

	Real Estate — 10.4%
15,600	EastGroup Properties, Inc., REIT	1,374,672
32,000	Gramercy Property Trust, REIT	968,000
26,000	Highwoods Properties, Inc., REIT	1,354,340
30,000	Hudson Pacific Properties, Inc., REIT	1,005,900
12,300	Mid-America Apartment Communities, Inc., REIT	1,314,624
14,200	Ryman Hospitality Properties, Inc., REIT	887,358

		6,904,894

	Semiconductors & Semiconductor Equipment — 2.9%
6,400	NXP Semiconductors NV(a)	723,776
11,900	Skyworks Solutions, Inc.	1,212,610

		1,936,386

	Software & Services — 5.9%
27,000	Activision Blizzard, Inc.	1,741,770
10,200	Fiserv, Inc.(a)	1,315,392
15,200	PTC, Inc.(a)	855,456

		3,912,618

	Technology Hardware & Equipment — 5.1%
10,500	Arrow Electronics, Inc.(a)	844,305
24,000	CDW Corp.	1,584,000
28,400	CommScope Holding Co., Inc.(a)	943,164

		3,371,469

	Utilities — 3.1%
26,600	Southwest Gas Holdings, Inc.	2,064,692

	Total Common Stocks (Cost $39,647,728)	64,126,715

MONEY MARKET FUND — 3.0%

2,006,251	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(b)	2,006,251

	Total Money Market Fund (Cost $2,006,251)	2,006,251

Total Investments — 100.0% (Cost $41,653,979)		66,132,966
Net Other Assets (Liabilities) — 0.0%		5,832

NET ASSETS — 100.0%		$66,138,798

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Real Estate Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 98.2%

	Diversified — 5.9%
37,000	American Assets Trust, Inc.	$1,471,490
66,000	Gramercy Property Trust	1,996,500
55,000	Liberty Property Trust	2,258,300

		5,726,290

	Health Care — 9.4%
62,500	Healthcare Trust of America, Inc., Class A	1,862,500
150,000	Medical Properties Trust, Inc.	1,969,500
53,000	Ventas, Inc.	3,451,890
26,000	Welltower, Inc.	1,827,280

		9,111,170

	Hotel & Resort — 6.0%
50,000	Chesapeake Lodging Trust	1,348,500
19,000	Marriott International, Inc/MD, Class A	2,094,940
37,000	Ryman Hospitality Properties, Inc.	2,312,130

		5,755,570

	Industrial — 5.1%
29,000	EastGroup Properties, Inc.	2,555,480
80,000	First Industrial Realty Trust, Inc.	2,407,200

		4,962,680

	Office — 11.0%
20,000	Alexandria Real Estate Equities, Inc.	2,379,400
50,000	Corporate Office Properties Trust	1,641,500
37,000	Highwoods Properties, Inc.	1,927,330
74,000	Hudson Pacific Properties, Inc.	2,481,220
22,000	SL Green Realty Corp.	2,229,040

		10,658,490

	Residential — 17.7%
42,000	American Campus Communities, Inc.	1,854,300
75,000	American Homes 4 Rent, Class A	1,628,250
52,000	Apartment Investment & Management Co., Class A	2,280,720
26,000	Equity LifeStyle Properties, Inc.	2,212,080
14,000	Essex Property Trust, Inc.	3,556,420
25,000	Mid-America Apartment Communities, Inc.	2,672,000
75,000	UDR, Inc.	2,852,250

		17,056,020

Shares		Fair Value
COMMON STOCKS — (continued)

	Retail — 16.6%
67,500	Acadia Realty Trust	$1,931,850
16,000	Federal Realty Investment Trust	1,987,360
116,000	GGP, Inc.	2,409,320
50,000	National Retail Properties, Inc.	2,083,000
70,000	Retail Opportunity Investments Corp.	1,330,700
38,757	Simon Property Group, Inc.	6,240,265

		15,982,495

	Specialized — 26.5%
40,000	Crown Castle International Corp.	3,999,200
90,000	CubeSmart	2,336,400
35,000	CyrusOne, Inc.	2,062,550
30,000	Digital Realty Trust, Inc.	3,549,900
26,000	EPR Properties	1,813,240
10,000	Equinix, Inc.	4,463,000
21,000	Life Storage, Inc.	1,718,010
21,000	SBA Communications Corp.(a)	3,025,050
76,000	Uniti Group, Inc.	1,114,160
45,000	Weyerhaeuser Co.	1,531,350

		25,612,860

	Total Common Stocks (Cost $63,638,049)	94,865,575

MONEY MARKET FUND — 1.4%

1,326,015	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(b)	1,326,015

	Total Money Market Fund (Cost $1,326,015)	1,326,015

Total Investments — 99.6% (Cost $64,964,064)		96,191,590
Net Other Assets (Liabilities) — 0.4%		373,999

NET ASSETS — 100.0%		$96,565,589

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
COMMON STOCKS — 98.9%

	Automobiles & Components — 4.1%
420,200	Cooper Tire & Rubber Co.	$15,715,480
260,600	Thor Industries, Inc.	32,812,146

		48,527,626

	Banks — 22.8%
446,040	Chemical Financial Corp.	23,310,050
420,350	Community Bank System, Inc.	23,224,337
804,150	First Midwest Bancorp, Inc.	18,833,193
495,530	Glacier Bancorp, Inc.	18,711,213
245,350	IBERIABANK Corp.	20,155,503
467,950	MB Financial, Inc.	21,067,109
887,921	Northwest Bancshares, Inc.	15,334,396
167,200	Signature Bank(a)	21,408,288
125,400	SVB Financial Group(a)	23,461,086
788,591	Umpqua Holdings Corp.	15,385,410
376,950	United Bankshares, Inc.	14,003,693
513,700	Webster Financial Corp.	26,994,935
357,000	Wintrust Financial Corp.	27,956,670

		269,845,883

	Capital Goods — 14.5%
314,900	Crane Co.	25,188,851
391,850	EnerSys	27,104,265
710,850	MasTec, Inc.(a)	32,983,440
348,425	Moog, Inc., Class A(a)	29,069,098
340,900	Oshkosh Corp.	28,137,886
213,041	United Rentals, Inc.(a)	29,557,308

		172,040,848

	Diversified Financials — 1.8%
115,700	Affiliated Managers Group, Inc.	21,963,331

	Energy — 2.3%
400,700	Cabot Oil & Gas Corp.	10,718,725
1,448,000	Callon Petroleum Co.(a)	16,275,520

		26,994,245

	Food & Staples Retailing — 2.6%
277,800	Casey’s General Stores, Inc.	30,405,210

	Health Care Equipment & Services — 2.7%
327,300	West Pharmaceutical Services, Inc.	31,505,898

	Insurance — 3.4%
189,400	Hanover Insurance Group, Inc. (The)	18,358,542
418,250	Selective Insurance Group, Inc.	22,522,763

		40,881,305

	Materials — 3.7%
735,000	PolyOne Corp.	29,422,050
193,200	U.S. Concrete, Inc.(a)	14,741,160

		44,163,210

	Pharmaceuticals, Biotechnology & Life Sciences — 2.9%
392,750	PAREXEL International Corp.(a)	34,593,420

	Real Estate — 9.4%
414,900	American Campus Communities, Inc., REIT	18,317,835

Shares		Fair Value
COMMON STOCKS — (continued)

	Real Estate — (continued)
615,000	First Industrial Realty Trust, Inc., REIT	$18,505,350
406,564	Highwoods Properties, Inc., REIT	21,177,919
947,000	Medical Properties Trust, Inc., REIT	12,434,110
377,600	Ryman Hospitality Properties, Inc., REIT	23,596,224
173,300	SL Green Realty Corp., REIT	17,558,756

		111,590,194

	Semiconductors & Semiconductor Equipment — 4.5%
1,614,850	ON Semiconductor Corp.(a)	29,826,279
330,150	Qorvo, Inc.(a)	23,335,002

		53,161,281

	Software & Services — 8.1%
206,800	CACI International, Inc., Class A(a)	28,817,580
443,950	PTC, Inc.(a)	24,985,506
408,510	Take-Two Interactive Software, Inc.(a)	41,761,977

		95,565,063

	Technology Hardware & Equipment — 6.2%
261,700	Anixter International, Inc.(a)	22,244,500
428,400	Belden, Inc.	34,499,052
500,000	NetScout Systems, Inc.(a)	16,175,000

		72,918,552

	Transportation — 1.9%
1,198,800	JetBlue Airways Corp.(a)	22,213,764

	Utilities — 8.0%
489,586	Avista Corp.	25,345,867
419,631	El Paso Electric Co.	23,184,613
504,750	Portland General Electric Co.	23,036,790
296,960	Southwest Gas Holdings, Inc.	23,050,035

		94,617,305

	Total Common Stocks (Cost $493,502,237)	1,170,987,135

MONEY MARKET FUND — 1.1%

13,486,209	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(b)	13,486,209

	Total Money Market Fund (Cost $13,486,209)	13,486,209

Total Investments — 100.0% (Cost $506,988,446)		1,184,473,344
Net Other Assets (Liabilities) — 0.0%		137,393

NET ASSETS — 100.0%		$1,184,610,737

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT	— Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 21.3%

$400,000	Ally Auto Receivables Trust, Series 2016-3, Class B, 1.970%, 7/15/21	$398,877
236,926	AmeriCredit Automobile Receivables Trust, Series 2013-5, Class C, 2.290%, 11/8/19	237,146
344,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/8/21	347,387
400,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/8/21	397,114
500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A, Class A, 2.100%, 3/20/19(a)	500,496
450,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-1A, Class A, 2.460%, 7/20/20(a)	451,442
354,783	Capital Auto Receivables Asset Trust, Series 2014-2, Class C, 2.410%, 5/20/19	355,130
500,000	Capital Auto Receivables Asset Trust, Series 2015-4, Class B, 2.390%, 11/20/20	503,156
280,000	CarMax Auto Owner Trust, Series 2013-3, Class C, 2.150%, 5/15/19	280,056
200,000	CarMax Auto Owner Trust, Series 2014-2, Class B, 1.880%, 11/15/19	200,160
500,000	CarMax Auto Owner Trust, Series 2014-2, Class C, 2.080%, 1/15/20	501,563
139,213	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.254%, 6/25/37	142,680
237,832	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 2.662%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(b)	238,951
490,639	Countrywide Asset-Backed Certificates, Series 2006-3, Class 2A3, 1.527%, (LIBOR USD 1-Month plus 0.29%), 6/25/36(b)	485,457
17,364	Enterprise Fleet Financing, LLC, Series 2014-2, Class A2, 1.050%, 3/20/20(a)	17,359
101,787	Enterprise Fleet Financing, LLC, Series 2015-2, Class A2, 1.590%, 2/22/21(a)	101,756
299,800	Enterprise Fleet Financing, LLC, Series 2016-1, Class A2, 1.830%, 9/20/21(a)	300,032
7,088	First Franklin Mortgage Loan Trust, Series 2006-FF1, Class 2A3, 1.477%, (LIBOR USD 1-Month plus 0.24%), 1/25/36(b)	7,087
248,094	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 1.667%, (LIBOR USD 1-Month plus 0.43%), 12/25/35(b)	248,061
336,470	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 1.437%, (LIBOR USD 1-Month plus 0.2%), 1/25/36(b)	335,170
75,449	New Century Home Equity Loan Trust, Series 2005-4, Class M1, 1.717%, (LIBOR USD 1-Month plus 0.48%), 9/25/35(b)	75,476
223,365	RASC Series 2006-KS5 Trust, Series 2006-KS5, Class A3, 1.397%, (LIBOR USD 1-Month plus 0.16%), 7/25/36(b)	222,957
313,033	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/20	314,246
500,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class B, 2.080%, 2/16/21	501,365
200,000	Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.440%, 4/15/21	200,975
269,834	Saxon Asset Securities Trust, Series 2006-2, Class A3C, 1.387%, (LIBOR USD 1-Month plus 0.15%), 9/25/36(b)	268,373

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)

$242,382	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 2.087%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	$244,418
218,712	Structured Asset Investment Loan Trust, Series 2006-1, Class A3, 1.437%, (LIBOR USD 1-Month plus 0.2%), 1/25/36(b)	218,531
125,000	World Omni Auto Receivables Trust, Series 2015-B, Class B, 2.150%, 8/15/22	124,958

	Total Asset Backed Securities (Cost $8,196,110)	8,220,379

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%

23,538	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.835%, 9/11/42(c)	23,529

43,410	Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.514%, 2/15/41(c)	43,377

323,057	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.303%, 9/15/45(c)	323,552

450,000	Merrill Lynch Mortgage Trust, Series 2008-C1, Class AM, 6.665%, 2/12/51(c)	451,222

360,000	Morgan Stanley Capital I Trust, Series 2008-T29, Class AM, 6.498%, 1/11/43(c)	362,278

42,095	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 3.998%, 3/15/44(a)	42,746

	Total Commercial Mortgage-Backed Securities (Cost $1,332,894)	1,246,704

CORPORATE BONDS — 72.2%

	Automobiles & Components — 5.4%
300,000	American Honda Finance Corp., 1.600%, 2/16/18(a)	300,037
500,000	Daimler Finance North America, LLC, 2.375%, 8/1/18(a)	502,733
400,000	Ford Motor Credit Co., LLC, 1.897%, 8/12/19	398,046
250,000	General Motors Financial Co., Inc., 2.400%, 4/10/18	250,796
400,000	Hyundai Capital America, 2.000%, 3/19/18(a)	400,146
250,000	Nissan Motor Acceptance Corp., 1.800%, 3/15/18(a)	250,396

		2,102,154

	Banks — 21.3%
250,000	ABN AMRO Bank NV, 2.500%, 10/30/18(a)	251,779
300,000	Associated Banc-Corp., 2.750%, 11/15/19	303,973
400,000	Bank of America Corp., 2.000%, 1/11/18	400,442
225,000	Bank of Nova Scotia (The), 1.375%, 12/18/17	224,975
250,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 1.700%, 3/5/18(a)	250,054
300,000	Barclays Bank PLC, GMTN, 1.862%, (LIBOR USD 3-Month plus 0.55%), 8/7/19(b)	300,518
300,000	Barclays PLC, 2.000%, 3/16/18	300,213
250,000	BPCE SA, MTN, 2.250%, 1/27/20	250,620
300,000	Capital One NA, BKNT, 1.650%, 2/5/18	299,890
500,000	Citigroup, Inc., 2.007%, (LIBOR USD 3-Month plus 0.69%), 4/27/18(b)	501,270
300,000	Citizens Bank NA / Providence RI, MTN, 1.600%, 12/4/17	299,942

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value

CORPORATE BONDS — (continued)

	Banks — (continued)
$300,000	Commonwealth Bank of Australia, 1.710%, (LIBOR USD 3-Month plus 0.4%), 3/12/18(a)(b)	$300,439
350,000	Fifth Third Bancorp, 2.300%, 3/1/19	352,022
420,000	Goldman Sachs Group, Inc. (The), 5.950%, 1/18/18	425,325
300,000	HSBC USA, Inc., 2.350%, 3/5/20	301,918
365,000	Huntington National Bank (The), BKNT, 2.200%, 11/6/18	366,160
250,000	ING Bank NV, 2.050%, 8/17/18(a)	250,513
250,000	KeyBank NA, BKNT, 1.650%, 2/1/18	250,081
169,000	Macquarie Bank, Ltd., 2.600%, 6/24/19(a)	170,319
250,000	Nordea Bank AB, 1.625%, 5/15/18(a)	250,059
366,000	PNC Bank NA, MTN, 1.600%, 6/1/18	366,221
261,000	Regions Bank/Birmingham AL, BKNT, 2.250%, 9/14/18	262,104
200,000	Santander UK PLC, GMTN, 2.167%, (LIBOR USD 3-Month plus 0.85%), 8/24/18(b)	201,127
225,000	Sumitomo Mitsui Banking Corp., 1.750%, 1/16/18	225,163
300,000	SunTrust Banks, Inc., 2.350%, 11/1/18	301,541
300,000	Svenska Handelsbanken AB, 1.677%, (LIBOR USD 3-Month plus 0.36%), 9/8/20(b)	300,543
250,000	Swedbank AB, 1.600%, 3/2/18(a)	250,060
250,000	Westpac Banking Corp., 1.950%, 11/23/18	250,357

		8,207,628

	Capital Goods — 1.6%
325,000	General Electric Co., GMTN, 1.600%, 11/20/17	325,168
300,000	Roper Technologies, Inc., 1.850%, 11/15/17	300,029

		625,197

	Commercial & Professional Services — 0.7%
275,000	Republic Services, Inc., 3.800%, 5/15/18	278,455

	Consumer Durables & Apparel — 0.7%
260,000	DR Horton, Inc., 3.750%, 3/1/19	264,878

	Consumer Services — 1.3%
185,000	Carnival Corp., 1.875%, 12/15/17	185,126
300,000	ERAC USA Finance, LLC, 6.375%, 10/15/17(a)	300,462

		485,588

	Diversified Financials — 7.4%
250,000	AIG Global Funding, 1.650%, 12/15/17(a)	250,127
225,000	Ally Financial, Inc., 3.600%, 5/21/18	226,733
325,000	American Express Co., 1.905%, (LIBOR USD 3-Month plus 0.59%), 5/22/18(b)	325,879
325,000	Berkshire Hathaway, Inc., 1.462%, (LIBOR USD 3-Month plus 0.15%), 8/6/18(b)	325,400
250,000	Credit Agricole SA/London, 2.500%, 4/15/19(a)	252,341
250,000	Credit Suisse Group Funding Guernsey, Ltd., 2.750%, 3/26/20	252,602
200,000	Export-Import Bank of Korea, 2.375%, 8/12/19	200,339
250,000	International Lease Finance Corp., 3.875%, 4/15/18	252,772
500,000	Morgan Stanley, 2.083%, (LIBOR USD 3-Month plus 0.74%), 1/5/18(b)	500,744

Principal Amount	Fair Value

CORPORATE BONDS — (continued)

	Diversified Financials — (continued)
$250,000	UBS AG/Stamford CT, GMTN, 2.375%, 8/14/19	$252,114

		2,839,051

	Energy — 8.0%
250,000	BP Capital Markets PLC, 1.375%, 11/6/17	249,965
250,000	Buckeye Partners LP, 2.650%, 11/15/18	251,033
300,000	CNOOC Finance, Ltd., 1.750%, 5/9/18	299,550
350,000	Columbia Pipeline Group, Inc., 2.450%, 6/1/18	351,204
300,000	Energy Transfer LP, 2.500%, 6/15/18	301,178
100,000	EnLink Midstream Partners LP, 2.700%, 4/1/19	100,287
300,000	Enterprise Products Operating, LLC, 6.650%, 4/15/18	307,791
333,000	Kinder Morgan, Inc., 2.000%, 12/1/17	333,110
282,000	National Oilwell Varco, Inc., 1.350%, 12/1/17	281,702
200,000	NuStar Logistics LP, 8.150%, 4/15/18	206,000
250,000	Phillips 66, 2.054%, (LIBOR USD 3-Month plus 0.75%), 4/15/20(a)(b)	250,360
150,000	TechnipFMC PLC, 2.000%, 10/1/17(a)	150,000

		3,082,180

	Food, Beverage & Tobacco — 1.3%
250,000	Anheuser-Busch InBev Finance, Inc., 1.250%, 1/17/18	249,852
250,000	Kraft Heinz Foods Co., 2.000%, 7/2/18	250,513

		500,365

	Health Care Equipment & Services — 2.9%
579,000	Aetna, Inc., 1.700%, 6/7/18	579,385
300,000	UnitedHealth Group, Inc., 1.400%, 12/15/17	299,958
250,000	Zimmer Biomet Holdings, Inc., 2.000%, 4/1/18	250,257

		1,129,600

	Insurance — 3.9%
250,000	AXIS Specialty Finance PLC, 2.650%, 4/1/19	250,632
250,000	Metropolitan Life Global Funding I, 1.750%, 9/19/19(a)	249,356
325,000	Nuveen Finance, LLC, 2.950%, 11/1/19(a)	330,407
250,000	Principal Life Global Funding II, 2.375%, 9/11/19(a)	251,784
300,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/18(a)	301,203
137,000	Voya Financial, Inc., 2.900%, 2/15/18	137,595

		1,520,977

	Materials — 2.0%
300,000	Ecolab, Inc., 1.550%, 1/12/18	299,853
200,000	Freeport-McMoRan, Inc., 2.300%, 11/14/17	199,940
250,000	Martin Marietta Materials, Inc., 6.600%, 4/15/18	256,396

		756,189

	Media — 1.8%
180,000	Cablevision Systems Corp., 7.750%, 4/15/18	184,725
200,000	Discovery Communications, LLC, 2.200%, 9/20/19	200,664
300,000	Interpublic Group of Cos., Inc. (The), 2.250%, 11/15/17	300,099

		685,488

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — 1.9%
$415,000	Allergan Funding SCS, 2.390%, (LIBOR USD 3-Month plus 1.08%), 3/12/18(b)	$416,374
300,000	Celgene Corp., 2.125%, 8/15/18	301,255

		717,629

	Real Estate — 3.2%
250,000	HCP, Inc., REIT, 2.625%, 2/1/20	252,006
128,000	National Retail Properties, Inc., REIT, 6.875%, 10/15/17	128,211
300,000	Prologis LP, 4.000%, 1/15/18	300,284
250,000	Realty Income Corp., REIT, 2.000%, 1/31/18	250,216
300,000	Vornado Realty L.P., REIT, 2.500%, 6/30/19	301,790

		1,232,507

	Retailing — 1.2%
250,000	Dollar General Corp., 1.875%, 4/15/18	250,260
225,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 3/15/18(a)	226,731

		476,991

	Semiconductors & Semiconductor Equipment — 0.8%
300,000	QUALCOMM, Inc., 1.850%, 5/20/19	300,855

	Technology Hardware & Equipment — 1.4%
250,000	EMC Corp., 1.875%, 6/1/18	249,008
295,000	Harris Corp., 1.999%, 4/27/18	295,515

		544,523

	Telecommunication Services — 0.6%
225,000	AT&T, Inc., 1.400%, 12/1/17	224,969

	Transportation — 0.8%
300,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	301,480

	Utilities — 4.0%
212,000	American Electric Power Co., Inc., 1.650%, 12/15/17	212,012
300,000	Dominion Energy, Inc., 1.875%, 12/15/18(a)	299,759
175,000	Duke Energy Florida, LLC, 5.650%, 6/15/18	179,812
200,000	Korea Hydro & Nuclear Power Co., Ltd., 2.375%, 10/28/19(a)	199,404
250,000	Pacific Gas & Electric Co., 5.625%, 11/30/17	251,665
85,000	Public Service Electric & Gas Co., 1.800%, 6/1/19	85,019
300,000	Southern Co. (The), 2.450%, 9/1/18	302,095

		1,529,766

	Total Corporate Bonds (Cost $27,805,451)	27,806,470

Principal Amount		Fair Value
MUNICIPAL BONDS — 0.9%

	New Jersey — 0.9%
$325,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Series AA, 5.000%, 12/15/18	$337,951

	Total Municipal Bonds (Cost $335,088)	337,951

Shares
MONEY MARKET FUND — 1.9%
735,696	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(d)	735,696

	Total Money Market Fund (Cost $735,696)	735,696

Total Investments — 99.5% (Cost $38,405,239)		38,347,200
Net Other Assets (Liabilities) — 0.5%		194,409

NET ASSETS — 100.0%		$38,541,609

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(c)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(d)	Represents the current yield as of report date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 16.0%
$ 400,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class B, 2.110%, 1/8/21	$400,794
275,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/8/21	277,707
825,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class B, 2.210%, 5/10/21	826,827
865,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/8/21(a)	858,758
140,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-R6, Class M1, 3.337%, (LIBOR USD 1-Month plus 2.1%), 7/25/34(b)	140,761
800,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-2A, Class A, 2.500%, 2/20/21(c)	801,964
800,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A, Class A, 2.500%, 7/20/21(c)	798,804
650,000	Capital Auto Receivables Asset Trust, Series 2015-3, Class B, 2.430%, 9/21/20	654,042
250,000	Capital Auto Receivables Asset Trust, Series 2015-4, Class B, 2.390%, 11/20/20	251,578
750,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class B, 1.890%, 5/20/21	742,518
845,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/22(a)	834,503
237,579	Citicorp Residential Mortgage Trust, Series 2007-2, Class A6, STEP, 5.254%, 6/25/37	243,495
744,989	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE1, Class M3, 2.212%, (LIBOR USD 1-Month plus 0.98%), 5/25/35(a)(b)	754,534
376,207	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 2.662%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(b)	377,976
12,980	Enterprise Fleet Financing, LLC, Series 2014-2, Class A2, 1.050%, 3/20/20(c)	12,976
1,200,000	Enterprise Fleet Financing, LLC, Series 2015-2, Class A3, 2.090%, 2/22/21(c)	1,203,221
12,600	First Franklin Mortgage Loan Trust, Series 2006-FF1, Class 2A3, 1.477%, (LIBOR USD 1-Month plus 0.24%), 1/25/36(b)	12,599
388,948	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 1.667%, (LIBOR USD 1-Month plus 0.43%), 12/25/35(b)	388,896
538,353	Long Beach Mortgage Loan Trust, Series
	2006-WL2, Class 2A3, 1.437%, (LIBOR USD 1-Month plus 0.2%), 1/25/36(b)	536,272
55,016	Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.250%, 6/17/19	55,073
408,879	Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.260%, 6/15/20	409,535
392,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/21	395,306
323,358	Sofi Professional Loan Program, LLC, Series 2016-B, Class A1, 2.437%, (LIBOR USD 1-Month plus 1.2%), 6/25/33(b)(c)	328,530
384,960	Sofi Professional Loan Program, LLC, Series
	2016-E, Class A1, 2.087%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(b)(c)	388,193
270,000	Wheels SPV 2, LLC, Series 2016-1A, Class A3, 1.870%, 5/20/25(c)	269,106

	Total Asset Backed Securities (Cost $11,920,860)	11,963,968

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.9%
$ 98,844	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	$101,782
53,344	Fannie Mae, Series 2003-66, Class PA, 3.500%, 2/25/33	53,885
106,095	Fannie Mae, Series 2005-67, Class HG, 5.500%, 1/25/35	109,673
780,000	Fannie Mae, Series 2014-76, Class BC, 3.000%, 5/25/37	795,301
25,958	Fannie Mae, Series 2009-100, Class PA, 4.500%, 4/25/39	26,286
33,480	Freddie Mac, Series -2770, Class UE, 4.500%, 3/15/19	33,832
724,159	Freddie Mac, Series -4100, Class PA, 3.000%, 1/15/42	736,238
245,441	Ginnie Mae, Series 2013-165, Class PB, 3.000%, 3/20/41	246,883
23,736	PHHMC Trust, Series 2007-6, Class A1, 5.879%, 12/18/37(d)	24,265
30,120	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	31,359

	Total Collateralized Mortgage Obligations (Cost $2,164,344)	2,159,504

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.9%
422,857	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(c)	422,437
55,312	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50(a)	55,288
750,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class B, 5.471%, 11/10/46(c)(d)	816,193
600,000	GS Mortgage Securities Trust, Series 2010-C1, Class A2, 4.592%, 8/10/43(c)	633,070
300,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(c)	316,746
575,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.046%, 4/15/47 ..	583,819
850,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A2, 2.872%, 7/15/47(a)	861,113
381,441	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.303%, 9/15/45(d)	382,025
800,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A2, 3.119%, 8/15/47	815,296
34,001	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2, 1.689%, 12/15/48	33,981
640,000	Morgan Stanley Capital I Trust, Series 2008-T29, Class AM, 6.498%, 1/11/43(d)	644,050
357,714	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.498%, 1/11/43(d)	359,905
250,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(c)(d)	267,758
420,945	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 3.998%, 3/15/44(c)	427,458

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$ 80,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A2, 3.036%, 5/15/47	$81,210

	Total Commercial Mortgage-Backed Securities (Cost $6,876,811)	6,700,349

CORPORATE BONDS — 68.4%
	Automobiles & Components — 2.4%
400,000	American Honda Finance Corp., MTN, 1.650%, 7/12/21	391,475
500,000	Ford Motor Credit Co., LLC, 3.200%, 1/15/21	510,067
400,000	Hyundai Capital America, 2.500%, 3/18/19(c)	400,281
500,000	Nissan Motor Acceptance Corp., 2.550%, 3/8/21(c)	503,055

		1,804,878

	Banks — 15.5%
525,000	ABN AMRO Bank NV, 2.500%, 10/30/18(c)	528,737
400,000	Australia & New Zealand Banking Group Ltd., 2.184%, (LIBOR USD 3-Month plus 0.87%), 11/23/21(b)(c)	404,220
1,275,000	Bank of America Corp., 2.151%, 11/9/20(a)	1,271,339
450,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 2.300%, 3/5/20(c)	451,036
400,000	Barclays Bank PLC, 5.140%, 10/14/20	427,829
415,000	Canadian Imperial Bank of Commerce, 1.600%, 9/6/19	412,623
1,000,000	Citigroup, Inc., 2.550%, 4/8/19	1,008,611
400,000	Citizens Bank NA, BKNT, 2.300%, 12/3/18	401,498
500,000	Cooperatieve Rabobank UA, MTN, 2.250%, 1/14/20	503,183
400,000	Credit Suisse, GMTN, 2.300%, 5/28/19	402,609
450,000	DNB Bank ASA, 2.125%, 10/2/20(c)(e)	449,733
500,000	GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	505,263
575,000	HSBC Bank PLC, 4.125%, 8/12/20(c)	605,677
900,000	JPMorgan Chase & Co., 2.550%, 3/1/21	908,998
500,000	Macquarie Bank, Ltd., 2.350%, 1/15/19(c)	502,079
450,000	Manufacturers & Traders Trust Co., BKNT, 1.927%, (LIBOR USD 3-Month plus 0.61%), 5/18/22(b)	451,050
250,000	Mitsubishi UFJ Financial Group, Inc., 2.377%, (LIBOR USD 3-Month plus 1.06%), 9/13/21(b)	253,751
500,000	National City Corp., 6.875%, 5/15/19	538,051
330,000	Nordea Bank AB, 4.875%, 1/27/20(c)	350,830
485,000	Royal Bank of Canada, GMTN, 2.500%, 1/19/21	489,261
275,000	SunTrust Bank, BKNT, 2.250%, 1/31/20	276,296
400,000	Wells Fargo & Co., 2.500%, 3/4/21	402,744

		11,545,418

	Capital Goods — 2.2%
95,000	Fortive Corp., 1.800%, 6/15/19	94,913
400,000	L3 Technologies, Inc., 5.200%, 10/15/19	425,101
75,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 7/17/18(c)	75,699
500,000	Roper Technologies, Inc., 3.000%, 12/15/20	510,129
525,000	Textron, Inc., 3.650%, 3/1/21	543,722

		1,649,564

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Consumer Durables & Apparel — 0.6%
$ 400,000	D.R. Horton, Inc., 4.000%, 2/15/20	$414,247

	Consumer Services — 0.7%
500,000	Carnival Corp., 3.950%, 10/15/20	526,687

	Diversified Financials — 7.5%
400,000	AerCap Ireland Capital, DAC/AerCap Global Aviation Trust, 4.250%, 7/1/20	417,888
365,000	Ally Financial, Inc., 3.600%, 5/21/18	367,811
440,000	American Express Credit Corp., MTN, 2.200%, 3/3/20	442,302
500,000	Ameriprise Financial, Inc., 5.300%, 3/15/20	537,568
400,000	Bank of New York Mellon Corp., MTN (The), 2.500%, 4/15/21	403,999
400,000	Blackstone Holdings Finance Co., LLC, 6.625%, 8/15/19(c)	433,514
900,000	Goldman Sachs Group, Inc. (The), Series D, 6.000%, 6/15/20	987,824
350,000	KKR Group Finance Co., LLC, 6.375%, 9/29/20(c)	390,122
1,200,000	Morgan Stanley, 2.650%, 1/27/20(a)	1,213,755
425,000	Protective Life Global Funding, 2.161%, 9/25/20(c)	424,272

		5,619,055

	Energy — 7.9%
275,000	Andeavor, 5.375%, 10/1/22	283,185
400,000	Buckeye Partners LP, 4.875%, 2/1/21	424,618
425,000	Columbia Pipeline Group, Inc., 3.300%, 6/1/20 .	435,009
500,000	Enbridge Energy Partners LP, Series B, 6.500%, 4/15/18	512,412
500,000	Energy Transfer LP, 4.150%, 10/1/20	522,194
326,000	EnLink Midstream Partners LP, 2.700%, 4/1/19	326,936
400,000	Kinder Morgan Energy Partners L.P., 5.300%, 9/15/20	431,338
395,000	MPLX L.P., 5.500%, 2/15/23	406,455
328,000	Noble Energy, Inc., 5.625%, 5/1/21	337,840
300,000	NuStar Logistics LP, 8.150%, 4/15/18	309,000
250,000	Phillips 66, 2.054%, (LIBOR USD 3-Month plus 0.75%), 4/15/20(b)(c)	250,360
400,000	Pioneer Natural Resources Co., 7.500%, 1/15/20	445,143
360,000	Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	389,616
425,000	Shell International Finance BV, 1.875%, 5/10/21	421,974
425,000	Western Gas Partners LP, 2.600%, 8/15/18	426,931

		5,923,011

	Food & Staples Retailing — 0.3%
250,000	CVS Health Corp., 2.125%, 6/1/21	247,688

	Food, Beverage & Tobacco — 1.6%
415,000	Anheuser-Busch InBev Finance, Inc., 2.650%, 2/1/21	421,740
340,000	BAT Capital Corp., 2.297%, 8/14/20(c)	341,086
392,000	Reynolds American, Inc., 3.250%, 6/12/20	402,831

		1,165,657

	Health Care Equipment & Services — 0.4%
300,000	Centene Corp., 5.625%, 2/15/21	312,060

	Insurance — 10.1%
375,000	Alleghany Corp., 5.625%, 9/15/20	407,741

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Insurance — (continued)
$261,000	American International Group, Inc., 2.300%, 7/16/19	$262,299
400,000	Aspen Insurance Holdings, Ltd., 6.000%, 12/15/20	437,927
450,000	Athene Global Funding, 2.875%, 10/23/18(c)	454,268
350,000	AXIS Specialty Finance, LLC, 5.875%, 6/1/20	379,709
400,000	Chubb INA Holdings, Inc., 2.300%, 11/3/20	402,931
350,000	Guardian Life Global Funding, 2.000%, 4/26/21(c)	345,605
645,000	Jackson National Life Global Funding, 2.300%, 4/16/19(c)	647,316
450,000	MassMutual Global Funding II, 1.950%, 9/22/20(c)	448,794
600,000	Metropolitan Life Global Funding I, 2.050%, 6/12/20(c)	599,410
450,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(c)	488,848
425,000	New York Life Global Funding, 2.000%, 4/13/21(c)	422,112
375,000	Ohio National Financial Services, Inc., 6.375%, 4/30/20(c)	408,794
410,000	Pacific LifeCorp, 6.000%, 2/10/20(c)	442,057
500,000	Pricoa Global Funding I, 2.200%, 5/16/19(c)	502,184
400,000	Reinsurance Group of America, Inc., 5.000%, 6/1/21	432,393
450,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/18(c)	451,804

		7,534,192

	Materials — 2.5%
505,000	EI du Pont de Nemours & Co., 2.200%, 5/1/20	508,250
300,000	Freeport-McMoRan, Inc., 2.300%, 11/14/17	299,910
295,000	Glencore Finance Canada, Ltd., 2.700% 10/25/17(c)	295,103
186,000	Glencore Funding, LLC, 2.500%, 1/15/19(c)	186,960
180,000	Sherwin-Williams Co. (The), 2.250%, 5/15/20	180,712
400,000	Westlake Chemical Corp., 4.625%, 2/15/21	413,400

		1,884,335

	Media — 2.4%
280,000	Cablevision Systems Corp., 7.750%, 4/15/18	287,350
500,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 3.579%, 7/23/20	513,289
250,000	Discovery Communications, LLC, 2.200%, 9/20/19	250,830
400,000	Omnicom Group, Inc., 6.250%, 7/15/19	428,926
300,000	Univision Communications, Inc., 6.750%, 9/15/22(c)	311,199

		1,791,594

	Pharmaceuticals, Biotechnology & Life Sciences — 1.5%
250,000	AbbVie, Inc., 2.300%, 5/14/21	249,588
350,000	Allergan Funding SCS, 3.000%, 3/12/20	357,325
500,000	Celgene Corp., 2.875%, 8/15/20	510,376

		1,117,289

	Real Estate — 3.7%
400,000	American Tower Corp., REIT, 5.050%, 9/1/20	431,196
400,000	ERP Operating L.P., REIT, 4.750%, 7/15/20	426,368
430,000	HCP, Inc., REIT, 2.625%, 2/1/20	433,451

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Real Estate — (continued)
$465,000	iStar, Inc., REIT, 4.000%, 11/1/17	$465,372
71,000	iStar, Inc., REIT, 4.625%, 9/15/20	72,597
525,000	Ventas Realty LP/Ventas Capital Corp., REIT, 4.000%, 4/30/19	538,436
420,000	Vornado Realty L.P., REIT, 2.500%, 6/30/19	422,506

		2,789,926

	Semiconductors & Semiconductor Equipment — 1.3%
555,000	Broadcom Corp. / Broadcom Cayman Finance, Ltd., 2.375%, 1/15/20(c)	558,066
400,000	NXP BV / NXP Funding, LLC, 4.125%, 6/15/20(c)	417,500

		975,566

	Software & Services — 1.5%
125,000	DXC Technology Co., 2.875%, 3/27/20	126,667
400,000	DXC Technology Co., 2.266%, (LIBOR USD 3-Month plus 0.95%), 3/1/21(b)	401,516
557,000	VMware, Inc., 2.300%, 8/21/20	558,631

		1,086,814

	Technology Hardware & Equipment — 0.6%
447,000	Harris Corp., 2.700%, 4/27/20	451,692

	Telecommunication Services — 1.6%
400,000	AT&T, Inc., 2.450%, 6/30/20	402,851
500,000	Deutsche Telekom International Finance BV, 2.225%, 1/17/20(c)	500,649
290,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 9/20/21(c)	294,350

		1,197,850

	Transportation — 0.7%
500,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	502,467

	Utilities — 3.4%
500,000	CMS Energy Corp., 8.750%, 6/15/19	554,761
500,000	Dominion Energy, Inc., 2.579%, 7/1/20	504,172
500,000	Dominion Energy, Inc., Series A, 1.875%, 1/15/19	499,367
500,000	Exelon Generation Co., LLC, 2.950%, 1/15/20	508,845
500,000	Southern Power Co., 2.375%, 6/1/20	501,012

		2,568,157

	Total Corporate Bonds (Cost $51,018,025)	51,108,147

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — 2.4%

	California — 0.8%
$575,000	University of California Revenue, Refunding, Taxable, Series AS, 1.490%, 5/15/20	$568,077

	New Jersey — 1.2%
525,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Series AA, 5.000%, 12/15/18	545,921
325,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Taxable, Series C, 4.521%, 6/15/21	336,840

		882,761

	Puerto Rico — 0.4%
325,000	Puerto Rico Municipal Finance Agency,Public Improvements, G.O., Series A, Callable 8/7/17 @ 100 (AGM, Government GTD), 5.250%, 8/1/18	329,147

	Total Municipal Bonds (Cost $1,779,215)	1,779,985

U.S. TREASURY NOTE — 1.1%
810,000	1.250%, 1/31/20	804,684

	Total U.S. Treasury Note (Cost $804,066)	804,684

Shares		Fair Value
MONEY MARKET FUND — 0.9%
668,930	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(f)	$668,930

	Total Money Market Fund (Cost $668,930)	668,930

Total Investments — 100.6% (Cost $75,232,251)		75,185,567
Net Other Assets (Liabilities) — (0.6)%		(426,929)

NET ASSETS — 100.0%		$74,758,638

(a)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(b)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(c)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(d)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(e)	Represents securities purchased on a when-issued basis. At September 30, 2017, total cost of investments purchased on a when-issued basis was $449,663.
(f)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

GTD — Guaranteed

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 1.4%
	Asset Backed Securities — 1.4%
$215,425	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	$218,302
97,140	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	98,238

	Total Asset Backed Securities (Cost $312,565)	316,540

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.5%
464,011	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25	474,759
77,800	Freddie Mac, Series 3644, Class BA, 4.500%, 2/15/29	78,226
224,499	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	231,857

	Total Collateralized Mortgage Obligations (Cost $779,729)	784,842

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.0%
140,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K049, Class A2, 3.010%, 7/25/25	143,306
220,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series KS07, Class A2, 2.735%, 9/25/25	219,049
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K060, Class A2, 3.300%, 10/25/26	217,807
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K061, Class A2, 3.347%, 11/25/26(a)	218,763
210,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K063, Class A2, 3.430%, 1/25/27(a)	220,001
92,785	FRESB Mortgage Trust, Series 2016-SB23, Class A5H, 1.980%, (LIBOR USD 1-Month plus 2.12%), 9/25/36(b)	91,506

	Total Commercial Mortgage-Backed Securities (Cost $1,107,554)	1,110,432

CORPORATE BONDS — 6.4%
	Automobiles & Components — 0.8%
180,000	American Honda Finance Corp., MTN, 1.700%, 2/22/19	179,926

	Banks — 1.8%
200,000	State Street Corp., 2.550%, 8/18/20	203,467
200,000	Wells Fargo & Co., GMTN, 2.600%, 7/22/20	202,807

	Diversified Financials — 2.2%
500,000	Morgan Stanley, 2.125%, 4/25/18	501,420

	Energy — 0.9%
200,000	Chevron Corp., 1.345%, 11/15/17	200,019

	Utilities — 0.7%
150,000	Alabama Power Co., 5.500%, 10/15/17	150,180

	Total Corporate Bonds (Cost $1,427,247)	1,437,819

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — 9.4%
	Fannie Mae — 5.3%
$750,701	3.587%, 9/1/20, Pool #FN0000	$780,538
184,756	4.000%, 12/1/36, Pool #MA2856	196,532
205,803	4.000%, 2/1/37, Pool #MA2914	218,896

		1,195,966

	Freddie Mac — 3.6%
356,572	4.000%, 12/1/35, Pool #C91860	380,438
405,737	3.500%, 6/1/36, Pool #C91875	422,624

		803,062

	Ginnie Mae — 0.5%
102,838	5.000%, 11/20/38, Pool #4283	106,665

	Total Mortgage-Backed Securities (Cost $2,068,193)	2,105,693

MUNICIPAL BONDS — 3.5%
	California — 0.1%
20,000	State Of California, Refunding G.O., Taxable, 6.200%, 10/1/19	21,724

	New York — 1.9%
400,000	New York City Water & Sewer System, Build America Bonds, Water Utility Improvements Revenue, Taxable, Series DD, Callable 6/15/20 @ 100, 6.452%, 6/15/41	439,844

	North Carolina — 1.2%
250,000	Durham County, NC, Build America Bonds, Public Improvements G.O., Taxable, Series B, Callable 10/1/20 @ 100, 4.845%, 10/1/29	270,115

	Texas — 0.3%
60,000	Bexar County, TX, Build America Bonds, Public Improvements G.O., Taxable, Series C, Callable 6/15/19 @ 100, 6.628%, 6/15/39	64,567

	Total Municipal Bonds (Cost $808,333)	796,250

U.S. GOVERNMENT AGENCIES — 31.4%
	Fannie Mae — 11.3%
500,000	1.875%, 9/24/26	474,631
1,000,000	6.250%, 5/15/29	1,346,642
500,000	7.125%, 1/15/30	725,398

		2,546,671

	Federal Farm Credit Bank — 13.3%
2,000,000	4.670%, 2/27/18	2,027,982
200,000	2.480%, 12/22/21	200,190
500,000	2.720%, 4/3/24	501,701
250,000	3.480%, 9/11/30	251,039

		2,980,912

	Freddie Mac — 6.8%
500,000	4.875%, 6/13/18	512,259
500,000	1.500%, 3/30/21, STEP	499,547
500,000	2.375%, 1/13/22	508,872

		1,520,678

	Total U.S. Government Agencies (Cost $6,892,511)	7,048,261

U.S. TREASURY NOTES — 35.8%
400,000	1.000%, 5/15/18	399,406

Continued

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
U.S. TREASURY NOTES — (continued)
$ 100,000	1.250%, 4/30/19	$99,711
1,000,000	2.125%, 8/31/20	1,014,336
1,000,000	2.000%, 2/28/21	1,009,609
1,000,000	3.125%, 5/15/21	1,048,711
285,000	1.625%, 8/15/22	281,371
535,000	2.000%, 2/15/23	535,293
1,135,000	2.750%, 2/15/24	1,178,804
500,000	2.125%, 5/15/25	496,758
280,000	2.000%, 8/15/25	275,209
500,000	2.250%, 11/15/25	499,980
785,000	1.625%, 2/15/26	746,363
250,000	1.500%, 8/15/26	234,092
200,000	2.000%, 11/15/26	194,898

	Total U.S. Treasury Notes (Cost $8,128,632)	8,014,541

Shares		Fair Value
MONEY MARKET FUND — 3.1%
690,860	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(c)	$690,860

	Total Money Market Fund (Cost $690,860)	690,860

Total Investments — 99.5% (Cost $22,215,624)		22,305,238
Net Other Assets (Liabilities) — 0.5%		101,967

NET ASSETS — 100.0%		$22,407,205

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(b)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(c)	Represents the current yield as of report date.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 15.2%
$1,835,000	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 1.587%, (LIBOR USD 1-Month plus 0.35%), 12/25/35(a)	$1,750,766
3,000,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class B, 1.870%, 12/9/19	3,002,103
4,120,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class B, 1.880%, 3/9/20	4,124,627
4,000,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.800%, 10/8/21	3,974,871
4,565,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/8/21	4,532,061
609,798	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 1.577%, (LIBOR USD 1-Month plus 0.34%), 11/25/35(a)	608,854
6,000,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2016-1A, Class A, 2.990%, 6/20/22(b)	6,053,184
7,060,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(b)	7,116,779
1,061,000	BA Credit Card Trust, Series 2014-A1, Class A, 1.614%, (LIBOR USD 1-Month plus 0.38%), 6/15/21(a)	1,064,813
2,320,000	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 2.637%, (LIBOR USD 1-Month plus 1.4%), 10/25/34(a)	2,338,691
2,500,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class A4, 1.690%, 3/20/21	2,492,971
4,110,000	Capital Auto Receivables Asset Trust, Series 2016-3, Class B, 1.890%, 5/20/21	4,069,001
8,679,000	Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1, 1.684%, (LIBOR USD 1-Month plus 0.45%), 2/15/22(a)	8,724,894
7,340,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/22	7,248,818
2,478,000	Chase Issuance Trust, Series 2014-A2, Class A2, 2.770%, 3/15/23	2,536,109
6,500,000	Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1.856%, (LIBOR USD 1-Month plus 0.62%), 4/22/26(a)	6,567,826
9,000,000	Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 2.007%, (LIBOR USD 1-Month plus 0.77%), 5/14/29(a)	9,090,905
1,499,248	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.254%, 6/25/37	1,536,584
1,746,985	Countrywide Asset-Backed Certificates, Series 2004-12, Class MV4, 2.662%, (LIBOR USD 1-Month plus 1.43%), 3/25/35(a)	1,755,201
3,210,000	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	3,229,011
9,200,000	Discover Card Execution Note Trust, Series 2017-A4, Class A4, 2.530%, 10/15/26	9,218,871
8,540,000	Discover Card Execution Note Trust, Series 2017-A5, Class A5, 1.834%, (LIBOR USD 1-Month plus 0.6%), 12/15/26(a)	8,625,170
6,360,000	Encore Credit Receivables Trust, Series 2005-4, Class M2, 1.677%, (LIBOR USD 1-Month plus 0.44%), 1/25/36(a)	6,319,829
3,075,000	Enterprise Fleet Financing, LLC, Series 2017-1, Class A3, 2.600%, 7/20/22(b)	3,105,248
6,034,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/26(b)	6,083,186

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)
$4,200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.120%, 7/15/26(b)	$4,215,926
9,595,000	Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.360%, 3/15/29(b)	9,593,941
1,351,882	GSAMP Trust, Series 2006-SEA1, Class M1, 1.737%, (LIBOR USD 1-Month plus 0.5%), 5/25/36(a)(b)	1,334,127
1,823,520	Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Class M3, 1.727%, (LIBOR USD 1-Month plus 0.49%), 8/25/35(a)	1,825,456
3,000,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 1.942%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	2,996,257
2,967,739	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 1.437%, (LIBOR USD 1-Month plus 0.2%), 1/25/36(a)	2,956,272
1,030,531	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 2.362%, (LIBOR USD 1-Month plus 1.13%), 10/25/33(a)	1,007,956
3,550,000	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 1.927%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	3,557,708
2,680,000	RAMP Trust, Series 2005-RZ4, Class M2, 1.737%, (LIBOR USD 1-Month plus 0.5%), 11/25/35(a)	2,604,060
1,325,656	Santander Drive Auto Receivables Trust, Series 2015-3, Class B, 2.070%, 4/15/20	1,326,950
6,856,907	Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.260%, 6/15/20	6,867,900
3,582,922	Saxon Asset Securities Trust, Series 2004-3, Class M1, 2.137%, (LIBOR USD 1-Month plus 0.9%), 12/26/34(a)	3,484,690
2,162,238	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 1.557%, (LIBOR USD 1-Month plus 0.32%), 10/25/35(a)	2,161,001
1,650,337	Sofi Professional Loan Program, LLC, Series 2016-E, Class A1, 2.087%, (LIBOR USD 1-Month plus 0.85%), 7/25/39(a)(b)	1,664,200
3,399,895	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	3,438,347

	Total Asset Backed Securities (Cost $162,410,820)	164,205,164

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.8%
388,471	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 3.508%, 4/25/35(c)	383,068
508,587	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	534,604
1,660,131	Banc of America Funding Trust, Series 2005-B, Class 3A1, 1.466%, (LIBOR USD 1-Month plus 0.23%), 4/20/35(a)	1,653,077
651,182	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	659,925
115,891	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	117,273
74,612	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	75,641
563,413	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	580,158

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$ 143,881	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	$147,247
17,217	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	17,191
453,434	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	485,120
4,034	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	4,105
944,568	Fannie Mae, Series 2013-133, Class AV, 4.000%, 12/25/26	1,004,215
1,836,945	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/25/27	1,878,700
2,285,043	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41	2,476,533
2,856,629	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	2,910,970
1,278,206	Freddie Mac, Series -3768, Class V, 4.000%, 11/15/23	1,347,345
2,546,885	Freddie Mac, Series -4387, Class VM, 4.000%, 11/15/25	2,699,847
1,785,628	Freddie Mac, Series -4287, Class V, 4.500%, 10/15/26	1,938,237
390,969	Freddie Mac, Series -4136, Class HZ, 3.500%, 11/15/27	404,051
2,660,539	Freddie Mac, Series -4331, Class V, 4.000%, 11/15/28	2,831,812
10,000,000	Freddie Mac, Series -4655, Class GV, 3.500%, 12/15/36	10,309,264
5,500,000	Freddie Mac, Series -4657, Class VT, 3.500%, 6/15/37	5,657,939
1,552,700	Freddie Mac, Series -3632, Class PK, 5.000%, 2/15/40	1,679,658
2,636,827	Freddie Mac, Series -4077, Class PJ, 3.500%, 11/15/40	2,742,181
819,000	Freddie Mac, Series -3762, Class LN, 4.000%, 11/15/40	883,229
4,928,807	Freddie Mac, Series -4100, Class PA, 3.000%, 1/15/42	5,011,017
1,804,647	Freddie Mac, Series -4328, Class KD, 3.000%, 8/15/43	1,852,608
10,605,335	Freddie Mac, Series -4648, Class E, 3.500%, 8/15/43	10,952,913
4,821,758	Freddie Mac, Series -4654, Class KA, 3.000%, 6/15/45	4,895,376
585,922	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	633,376
747,548	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	761,303
688,948	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	691,777
94,757	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	94,998
228,235	PHHMC Trust, Series 2007-6, Class A1, 5.879%, 12/18/37(c)	233,314
9,029	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(c)	9,139

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
$ 652,317	RAAC Trust, Series 2004-SP1, Class AI3, STEP, 6.118%, 3/25/34	$666,876
661,184	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	673,802
347,983	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 3.424%, 12/25/34(c)	344,872
702,873	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	704,734
572,833	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 3.448%, 6/25/34(c)	576,776
54,482	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	55,543
560,388	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 3.101%, 1/25/35(c)	562,353
144,045	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	145,211
981,461	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 3.450%, 10/25/35(c)	985,920
97,046	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	101,039

	Total Collateralized Mortgage Obligations (Cost $72,946,772)	73,374,337

COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.6%
3,067,885	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	3,064,838
235,382	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.835%, 9/11/42(c)	235,288
155,844	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50	155,778
4,842,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	5,006,759
2,868,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/54	3,004,277
1,540,000	CFCRE Commercial Mortgage Trust 2016-C4, Series 2016-C4, Class A2, 2.707%, 5/10/58	1,555,960
1,500,000	Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, 4/14/50	1,572,909
1,000,000	COMM Mortgage Trust, Series 2012-CR1, Class AM, 3.912%, 5/15/45	1,041,806
3,545,000	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/10/46	3,795,819
892,000	COMM Mortgage Trust, Series 2014-CR16, Class A4, 4.051%, 4/10/47	952,740
1,208,000	COMM Mortgage Trust, Series 2014-LC17, Class A5, 3.917%, 10/10/47	1,280,341
1,344,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	1,396,179
8,030,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	8,239,920
1,500,000	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.267%, 12/10/49(c)	1,498,456

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$ 258,289	Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.514%, 2/15/41(c)	$258,095
1,900,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.685%, 11/10/46(b)(c)	2,063,664
6,795,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -KS07, Class A2, 2.735%, 9/25/25	6,765,629
6,400,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K063, Class A2, 3.430%, 1/25/27(c)	6,704,791
6,410,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K064, Class A2, 3.224%, 3/25/27(c)	6,609,041
3,800,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series -K153, Class A3, 3.117%, 10/25/31(c)	3,778,071
5,600,000	FRESB Mortgage Trust, Series 2017-SB37, Class A10F, 2.750%, 7/25/27(c)	5,541,790
2,366,023	FRESB Mortgage Trust, Series 2016-SB23, Class A5H, 1.980%, (LIBOR USD 1-Month plus 2.12%), 9/25/36(a)	2,333,406
3,000,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	3,167,461
2,524,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	2,678,144
2,044,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(c)	2,100,111
1,680,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.372%, 12/15/47	1,706,994
1,702,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648%, 12/15/49(c)	1,776,879
1,397,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,481,048
4,200,000	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Series 2017-JP5, Class A5, 3.723%, 3/15/50	4,410,461
4,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class B, 5.951%, 6/15/43(b)	4,000,480
4,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	4,238,704
1,346,719	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.303%, 9/15/45(c)	1,348,783
889,291	Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.690%, 2/12/51	889,407
1,680,000	Merrill Lynch Mortgage Trust, Series 2008-C1, Class AM, 6.665%, 2/12/51(c)	1,684,562
180,697	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.970%, 5/15/46	180,788
660,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	698,401
5,834,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	6,114,423

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$2,355,000	Morgan Stanley Capital I Trust, Series 2008-T29, Class AM, 6.498%, 1/11/43(c)	$2,369,901
2,282,031	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.498%, 1/11/43(c)	2,296,010
4,000,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class B, 5.588%, 9/15/47(b)(c)	4,365,698
640,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class C, 5.588%, 9/15/47(b)(c)	693,288
2,562,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.049%, 11/15/49	2,550,068
2,500,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2, 4.393%, 11/15/43(b)	2,633,263
3,156,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	3,335,427
825,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(b)(c)	883,602
2,000,000	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(b)(c)	2,127,485
4,205,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	4,454,978
1,250,000	WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	1,295,141
3,716,000	WFRBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	3,900,135
1,008,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	1,069,115

	Total Commercial Mortgage-Backed Securities (Cost $137,246,849)	135,306,314

CORPORATE BONDS — 37.6%
	Automobiles & Components — 1.0%
3,653,000	American Honda Finance Corp., MTN, 1.577%, (LIBOR USD 3-Month plus 0.27%), 7/20/20(a)	3,654,944
1,556,000	Ford Motor Co., 7.450%, 7/16/31	2,015,172
1,939,000	General Motors Financial Co., Inc., 3.200%, 7/13/20	1,985,741
2,695,000	Hyundai Capital America, 2.400%, 10/30/18(b)	2,704,776

		10,360,633

	Banks — 7.0%
3,278,000	Associated Banc-Corp., 2.750%, 11/15/19	3,321,409
1,839,000	Bank of America Corp., 2.344%, (LIBOR USD 3-Month plus 1.04%), 1/15/19(a)	1,857,072
1,788,000	Bank of America Corp., 5.875%, 2/7/42	2,291,894
4,875,000	Bank of America Corp., MTN, 6.875%, 4/25/18	5,015,322
1,970,000	Bank of America Corp., Series K, 8.000%,(c)(d)	1,998,171
1,993,000	Bank of Nova Scotia (The), BKNT, 2.450%, 3/22/21	2,005,239
2,567,000	Barclays PLC, 4.337%, 1/10/28	2,650,414
2,500,000	Citigroup, Inc., 3.015%, (LIBOR USD 3-Month plus 1.7%), 5/15/18(a)	2,522,906
3,819,000	Citigroup, Inc., 2.414%, (LIBOR USD 3-Month plus 1.1%), 5/17/24(a)	3,827,452
1,715,000	Citigroup, Inc., 4.400%, 6/10/25	1,805,467
2,908,000	Citizens Bank NA, BKNT, 2.127%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(a)	2,900,028
2,810,000	Cooperatieve Rabobank UA, 3.950%, 11/9/22	2,949,054
2,256,000	Credit Suisse, MTN, 3.625%, 9/9/24	2,342,701

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Banks — (continued)
$1,412,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	$1,535,406
2,785,000	Huntington National Bank (The), 2.000%, 6/30/18	2,791,610
3,284,000	JPMorgan Chase & Co., 1.996%, (LIBOR USD 3-Month plus 0.68%), 6/1/21(a)	3,300,650
3,429,000	JPMorgan Chase & Co., 3.875%, 9/10/24	3,570,504
3,385,000	JPMorgan Chase & Co., 4.260%, 2/22/48(c)	3,552,103
1,922,000	JPMorgan Chase & Co., Series 1, 7.900%,(c)(d)	1,979,660
2,000,000	KeyBank NA, BKNT, 2.500%, 12/15/19	2,023,260
2,082,000	Mitsubishi UFJ Financial Group, Inc., 2.950%, 3/1/21	2,115,325
3,409,000	Nordea Bank AB, 1.787%, (LIBOR USD 3-Month plus 0.47%), 5/29/20(a)(b)	3,421,727
1,007,000	PNC Bank NA, BKNT, 6.000%, 12/7/17	1,014,897
1,450,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	1,475,563
2,933,000	Sumitomo Mitsui Financial Group, Inc., 2.934%, 3/9/21	2,981,139
2,592,000	Toronto-Dominion Bank (The), 1.959%, (LIBOR USD 3-Month plus 0.65%), 8/13/19(a)	2,612,370
3,360,000	Toronto-Dominion Bank (The), 3.625%, 9/15/31(c)	3,345,682
1,856,000	Wells Fargo & Co., 1.719%, (LIBOR USD 3-Month plus 0.4%), 9/14/18(a)	1,861,296
2,112,000	Westpac Banking Corp., GMTN, 4.322%, 11/23/31(c)	2,169,887

		75,238,208

	Capital Goods — 1.3%
3,504,000	Allegion U.S. Holding Co., Inc., 3.200%, 10/1/24	3,493,103
2,021,000	General Electric Co., Series D, 5.000%,(c)(d)	2,137,612
2,162,000	Keysight Technologies, Inc., 4.600%, 4/6/27	2,274,303
2,381,000	L3 Technologies, Inc., 3.850%, 12/15/26	2,470,359
1,245,000	SBA Tower Trust, 2.898%, 10/8/19(b)	1,252,708
2,023,000	Textron, Inc., 3.650%, 3/1/21	2,095,141

		13,723,226

	Commercial & Professional Services — 0.5%
1,400,000	Republic Services, Inc., 3.550%, 6/1/22	1,459,587
1,392,000	Waste Management, Inc., 4.100%, 3/1/45	1,470,707
1,913,000	WPP Finance 2010, 3.625%, 9/7/22	1,983,547

		4,913,841

	Consumer Durables & Apparel — 0.7%
1,807,000	Cintas Corp. No 2, 3.700%, 4/1/27	1,887,276
2,001,000	Coach, Inc., 4.125%, 7/15/27	2,011,570
1,864,000	Hanesbrands, Inc., 4.625%, 5/15/24(b)	1,940,890
2,165,000	NVR, Inc., 3.950%, 9/15/22	2,260,261

		8,099,997

	Diversified Financials — 2.7%
1,928,000	AerCap Ireland Capital, DAC/AerCap Global Aviation Trust, 4.250%, 7/1/20	2,014,220
2,398,000	Ally Financial, Inc., 3.600%, 5/21/18	2,416,465
2,651,000	American Express Credit Corp., MTN, 1.641%, (LIBOR USD 3-Month plus 0.33%), 5/3/19(a)	2,657,702

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Diversified Financials — (continued)
$1,609,000	Blackstone Holdings Finance Co., LLC, 4.450%, 7/15/45(b)	$1,652,365
974,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	1,426,039
5,110,000	Goldman Sachs Group, Inc. (The), 2.473%, (LIBOR USD 3-Month plus 1.16%), 4/23/20(a)	5,192,483
2,577,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	3,401,864
768,000	Jefferies Group, LLC, 4.850%, 1/15/27	806,121
4,819,000	Morgan Stanley, 2.750%, 5/19/22	4,845,665
1,732,000	Morgan Stanley, 4.375%, 1/22/47	1,842,494
2,606,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(c)	2,705,462

		28,960,880

	Energy — 3.9%
2,071,000	Andeavor, 5.375%, 10/1/22	2,132,644
2,090,000	Buckeye Partners LP, 4.150%, 7/1/23	2,164,805
2,200,000	Cheniere Corpus Christi Holdings, LLC, 5.125%, 6/30/27(b)	2,266,000
1,968,000	Diamondback Energy, Inc., 4.750%, 11/1/24	2,007,360
3,183,000	Enable Midstream Partners L.P., 3.900%, 5/15/24	3,200,004
1,629,000	Energy Transfer LP/Regency Energy Finance Corp., 6.500%, 7/15/21	1,661,580
2,633,000	Energy Transfer LP/Regency Energy Finance Corp., 5.000%, 10/1/22	2,843,901
2,540,000	EnLink Midstream Partners LP, 5.050%, 4/1/45	2,447,099
1,180,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	1,415,056
1,010,000	Hess Corp., 7.875%, 10/1/29	1,225,774
2,384,000	HollyFrontier Corp., 5.875%, 4/1/26	2,594,603
2,124,000	MPLX L.P., 5.200%, 3/1/47	2,223,798
1,837,000	Nabors Industries, Inc., 5.500%, 1/15/23	1,800,260
856,000	NuStar Logistics LP, 8.150%, 4/15/18	881,680
700,000	Occidental Petroleum Corp., 4.100%, 2/15/47	718,949
3,182,000	ONEOK, Inc., 7.500%, 9/1/23	3,808,186
1,831,000	QEP Resources, Inc., 5.375%, 10/1/22	1,798,957
2,420,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	2,669,587
1,212,000	Shell International Finance BV, 4.550%, 8/12/43	1,315,968
3,107,000	Williams Partners LP, 3.900%, 1/15/25	3,170,898

		42,347,109

	Food & Staples Retailing — 0.3%
1,118,000	Alimentation Couche-Tard, Inc., 4.500%, 7/26/47(b)	1,160,595
2,013,000	Reynolds American, Inc., 5.850%, 8/15/45	2,463,109

		3,623,704

	Food, Beverage & Tobacco — 0.6%
2,087,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	2,357,408
2,465,000	Cott Holdings, Inc., 5.500%, 4/1/25(b)	2,569,763
1,970,000	PepsiCo, Inc., 3.450%, 10/6/46	1,869,131

		6,796,302

	Health Care Equipment & Services — 0.5%
1,754,000	Boston Scientific Corp., 3.375%, 5/15/22	1,799,688

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Health Care Equipment & Services — (continued)
$3,431,000	Magellan Health, Inc., 4.400%, 9/22/24	$3,419,135

		5,218,823

	Insurance — 5.1%
2,291,000	American Equity Investment Life Holding Co., 5.000%, 6/15/27	2,374,331
2,424,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	2,594,129
1,800,000	Athene Global Funding, 2.875%, 10/23/18(b)	1,817,072
2,561,000	Brighthouse Financial, Inc., 4.700%, 6/22/47(b)	2,501,746
3,192,000	CBRE Services, Inc., 5.250%, 3/15/25	3,499,048
1,960,000	Dai-ichi Life Insurance Co., Ltd. (The), 5.100%,(b)(c)(d)	2,097,200
2,585,000	Horace Mann Educators Corp., 4.500%, 12/1/25	2,682,319
2,180,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(b)	2,361,663
1,750,000	Liberty Mutual Group, Inc., 7.800%, 3/15/37(b)	2,209,375
2,432,000	Manulife Financial Corp., 4.061%, 2/24/32(c)	2,456,327
288,000	Massachusetts Mutual Life Insurance Co., 8.875%, 6/1/39(b)	467,099
2,000,000	Meiji Yasuda Life Insurance Co., 5.200%, 10/20/45(b)(c)	2,171,000
1,000,000	MetLife, Inc., 7.717%, 2/15/19	1,079,197
3,140,000	Nuveen Finance, LLC, 2.950%, 11/1/19(b)	3,192,241
2,205,000	Ohio National Life Insurance Co., 6.875%, 6/15/42(b)	2,843,750
1,715,000	Oil Insurance, Ltd., 4.317%,(b)(c)(d)	1,635,681
1,947,000	Pacific LifeCorp, 5.125%, 1/30/43(b)	2,166,175
1,825,000	Prudential Financial, Inc., 8.875%, 6/15/38(c)	1,911,687
1,847,000	RenaissanceRe Finance, Inc., 3.450%, 7/1/27	1,820,373
2,949,000	Sammons Financial Group, Inc., 4.450%, 5/12/27(b)	3,032,183
2,049,000	Symetra Financial Corp., 4.250%, 7/15/24	2,083,001
1,747,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	2,370,446
1,796,000	Validus Holdings, Ltd., 8.875%, 1/26/40	2,598,083
2,462,000	XLIT, Ltd., 4.450%, 3/31/25	2,521,088

		54,485,214

	Materials — 2.8%
2,222,000	Albemarle Corp., 5.450%, 12/1/44	2,576,749
2,586,000	Anglo American Capital PLC, 4.125%, 9/27/22(b)	2,686,943
2,714,000	CRH America Finance, Inc., 4.400%, 5/9/47(b)	2,806,855
1,713,000	EI du Pont de Nemours & Co., 1.841%, (LIBOR USD 3-Month plus 0.53%), 5/1/20(a)	1,727,448
2,125,000	Freeport-McMoRan, Inc., 2.300%, 11/14/17	2,124,363
2,476,000	Glencore Funding, LLC, 4.125%, 5/30/23(b)	2,577,640
2,585,000	International Paper Co., 4.400%, 8/15/47	2,614,769
2,129,000	Masco Corp., 4.375%, 4/1/26	2,260,998
839,000	NOVA Chemicals Corp., 4.875%, 6/1/24(b)	849,487
2,485,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	2,607,875
2,302,000	Southern Copper Corp., 5.875%, 4/23/45	2,621,703
1,632,000	Vulcan Materials Co., 4.500%, 6/15/47	1,655,603
2,370,000	Westlake Chemical Corp., 5.000%, 8/15/46	2,577,952

		29,688,385

	Media — 1.4%
4,882,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	5,729,894
2,365,000	Comcast Corp., 4.200%, 8/15/34	2,514,133

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Media — (continued)
$2,581,000	Discovery Communications, LLC, 4.875%, 4/1/43	$2,515,383
4,684,000	NBCUniversal Enterprise, Inc., 1.735%, (LIBOR USD 3-Month plus 0.4%), 4/1/21(a)(b)	4,695,233

		15,454,643

	Pharmaceuticals, Biotechnology & Life Sciences — 0.5%
2,416,000	Celgene Corp., 5.000%, 8/15/45	2,731,239
2,140,000	Quintiles IMS Inc., 4.875%, 5/15/23(b)	2,225,600

		4,956,839

	Real Estate — 3.6%
2,175,000	Alexandria Real Estate Equities, Inc., REIT, 2.750%, 1/15/20	2,196,570
1,137,000	American Tower Corp., REIT, 5.050%, 9/1/20	1,225,674
1,241,000	Brixmor Operating Partnership LP, REIT, 4.125%, 6/15/26	1,251,364
2,270,000	Crown Castle International Corp., REIT, 4.450%, 2/15/26	2,403,416
2,174,000	DDR Corp., REIT, 4.625%, 7/15/22	2,304,079
739,000	Duke Realty LP, REIT, 3.250%, 6/30/26	730,799
1,775,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(b)	1,959,383
2,446,000	HCP, Inc., REIT, 4.000%, 6/1/25	2,523,022
1,976,000	Healthcare Trust of America Holdings LP, REIT, 3.700%, 4/15/23	2,024,729
1,622,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	1,658,616
1,017,000	Hudson Pacific Properties L.P., REIT, 3.950%, 11/1/27	1,013,228
709,000	iStar, Inc., REIT, 4.000%, 11/1/17	709,567
155,000	iStar, Inc., REIT, 4.625%, 9/15/20	158,487
2,504,000	iStar, Inc., REIT, 5.250%, 9/15/22	2,541,560
1,872,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	1,962,882
1,331,000	Kimco Realty Corp., REIT, 3.400%, 11/1/22	1,370,527
550,000	Ontario Teachers’ Cadillac Fairview Properties Trust, 3.875%, 3/20/27(b)	565,931
3,039,000	Physicians Realty L.P., REIT, 4.300%, 3/15/27	3,107,104
639,000	Prologis LP, 3.750%, 11/1/25	668,705
2,635,000	Spirit Realty L.P., REIT, 4.450%, 9/15/26	2,631,603
2,792,000	VEREIT Operating Partnership L.P., REIT, 3.950%, 8/15/27	2,777,174
2,500,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, REIT, 4.750%, 9/17/44(b)	2,576,825
471,000	Welltower, Inc., REIT, 4.950%, 1/15/21	505,408

		38,866,653

	Retailing — 1.1%
1,874,000	Dollar Tree, Inc., 5.750%, 3/1/23	1,977,070
3,455,000	ERAC USA Finance, LLC, 4.200%, 11/1/46(b)	3,302,375
2,228,000	Expedia, Inc., 3.800%, 2/15/28(b)	2,208,325
1,796,000	The Home Depot, Inc., 5.875%, 12/16/36	2,332,840
1,627,000	O’Reilly Automotive, Inc., 3.550%, 3/15/26	1,630,782

		11,451,392

	Semiconductors & Semiconductor Equipment — 0.4%
2,990,000	Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.875%, 1/15/27(b)	3,079,611

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Semiconductors & Semiconductor Equipment — (continued)
$1,388,000	QUALCOMM, Inc., 1.766%, (LIBOR USD 3-Month plus 0.45%), 5/20/20(a)	$1,396,791

		4,476,402

	Software & Services — 0.5%
2,500,000	DXC Technology Co., 4.250%, 4/15/24	2,630,298
500,000	Gartner, Inc., 5.125%, 4/1/25(b)	527,500
2,298,000	Microsoft Corp., 4.750%, 11/3/55	2,725,367

		5,883,165

	Technology Hardware & Equipment — 0.4%
2,347,000	Dell International, LLC/EMC Corp., 6.020%, 6/15/26(b)	2,606,461
2,050,000	Harris Corp., 4.854%, 4/27/35	2,258,481

		4,864,942

	Telecommunication Services — 1.7%
1,068,000	AT&T, Inc., 3.400%, 8/14/24	1,069,663
5,346,000	AT&T, Inc., 4.900%, 8/14/37	5,402,913
3,525,000	AT&T, Inc., 4.750%, 5/15/46	3,389,962
1,185,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(b)	1,266,155
3,714,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 9/20/21(b)	3,769,710
3,393,000	Verizon Communications, Inc., 5.012%, 4/15/49	3,469,053

		18,367,456

	Transportation — 0.7%
2,619,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	3,022,399
2,295,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.875%, 7/11/22(b)	2,499,179
2,100,000	Ryder System, Inc., MTN, 2.500%, 5/11/20	2,120,801

		7,642,379

	Utilities — 0.9%
2,275,000	CMS Energy Corp., 4.700%, 3/31/43	2,465,054
2,385,000	Dominion Energy, Inc., 2.579%, 7/1/20	2,404,902
2,425,000	Indiana Michigan Power Co., Series K, 4.550%, 3/15/46	2,694,337
1,903,000	Progress Energy, Inc., 3.150%, 4/1/22	1,939,244

		9,503,537

	Total Corporate Bonds (Cost $396,422,336)	404,923,730

MORTGAGE-BACKED SECURITIES — 9.0%
	Fannie Mae — 4.5%
10,170	5.000%, 8/1/20, Pool #832058	10,405
43,193	6.000%, 7/1/22, Pool #944967	43,711
76,737	5.000%, 9/1/25, Pool #255892	83,667
2,396,739	4.000%, 6/1/34, Pool #MA1922	2,546,806
86,581	6.500%, 1/1/35, Pool #809198	95,943
2,330,020	4.000%, 3/1/35, Pool #MA2211	2,476,232
50,854	7.000%, 6/1/35, Pool #255820	56,698
93,640	6.500%, 3/1/36, Pool #866062	103,766
94,089	6.500%, 7/1/36, Pool #885493	104,263
929,900	5.500%, 8/1/37, Pool #995082	1,042,326
596,236	4.500%, 10/1/39, Pool #AC2645	643,276
415,320	5.000%, 6/1/40, Pool #AD4927	454,038

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$ 319,227	5.000%, 6/1/40, Pool #AD8718	$348,638
1,178,909	4.500%, 12/1/40, Pool #AH1100	1,276,161
411,342	4.500%, 3/1/41, Pool #AB2467	448,884
733,030	4.500%, 5/1/41, Pool #AI1023	789,031
566,901	4.500%, 11/1/41, Pool #AJ4994	613,613
879,262	4.500%, 12/1/41, Pool #AJ7696	951,025
1,888,603	3.500%, 6/1/42, Pool #AB5373	1,955,039
2,676,708	3.500%, 5/1/43, Pool #AB9368	2,765,169
1,751,156	3.500%, 5/1/43, Pool #AL3605	1,819,361
2,822,930	3.500%, 8/1/43, Pool #AU0613	2,928,752
1,336,495	4.500%, 11/1/44, Pool #MA2100	1,437,138
2,734,717	4.500%, 1/1/45, Pool #MA2158	2,939,761
4,353,400	4.000%, 3/1/45, Pool #MA2217	4,587,696
3,650,383	4.000%, 6/1/46, Pool #MA2653	3,845,048
4,877,166	4.500%, 7/1/46, Pool #AS7568	5,237,656
1,970,712	4.000%, 11/1/46, Pool #MA2808	2,076,134
6,708,680	4.000%, 8/1/47, Pool #BH5117	7,066,848

		48,747,085

	Freddie Mac — 4.5%
75,161	5.500%, 10/1/21, Pool #G12425	78,859
73,157	5.000%, 12/1/21, Pool #J04025	75,056
121,782	5.000%, 7/1/25, Pool #C90908	132,253
377,884	2.500%, 1/1/28, Pool #J22069	383,118
1,443,051	3.500%, 7/1/30, Pool #G18562	1,509,078
238,014	4.000%, 11/1/31, Pool #C91410	253,195
115,208	5.000%, 3/1/36, Pool #G08115	126,342
4,044,646	4.000%, 4/1/36, Pool #C91874	4,303,927
18,868	6.500%, 5/1/36, Pool #A48509	20,914
5,865,238	3.500%, 6/1/36, Pool #C91875	6,109,351
32,857	5.000%, 7/1/36, Pool #G02291	36,033
3,343,697	3.500%, 8/1/36, Pool #C91888	3,482,973
356,853	6.500%, 9/1/36, Pool #G08152	399,998
6,620,699	3.500%, 11/1/36, Pool #C91906	6,896,474
117,963	5.000%, 2/1/37, Pool #A57714	129,197
3,525,768	4.000%, 5/1/37, Pool #C91938	3,749,580
137,703	4.500%, 10/1/39, Pool #A89346	148,194
464,955	5.000%, 6/1/40, Pool #C03479	509,885
1,217,634	5.000%, 7/1/40, Pool #A93070	1,335,922
148,222	5.000%, 9/1/40, Pool #C03518	161,965
1,542,480	4.000%, 12/1/42, Pool #G07266	1,630,514
1,205,198	3.500%, 5/1/43, Pool #Q18305	1,248,951
974,426	4.000%, 5/1/44, Pool #V81186	1,026,314
469,573	4.000%, 7/1/44, Pool #G08595	494,606
489,030	4.000%, 9/1/44, Pool #Q28299	515,067
2,572,737	4.000%, 8/1/46, Pool #G08717	2,709,719
10,000,000	3.500%, 9/1/47, Pool #Q50962	10,321,896

		47,789,381

	Ginnie Mae — 0.0%
227,224	5.000%, 2/15/40, Pool #737037	249,139

	Total Mortgage-Backed Securities (Cost $96,900,814)	96,785,605

MUNICIPAL BONDS — 7.0%
	Alabama — 0.3%
3,000,000	Alabama Economic Settlement Authority, Economic Imports, Taxable BP - Settlement Revenue, Series B, 4.263%, 9/15/32	3,166,560

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	California — 2.0%
$1,889,000	California Institute of Technology, 4.283%, 9/1/16	$1,718,028
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	3,982,939
2,100,000	Sacramento County Sanitation Districts Financing Authority, Refunding Revenue, Taxable, Series B, 2.810%, 12/1/21	2,145,633
9,640,000	State of California Txbl-High-Speed Passenger Trai Transit Imps General Obligation Unltd, 2.367%, 4/1/22	9,716,927
1,285,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	1,967,129
1,850,000	University of California, University & College Improvements, Taxable Revenue, Series AN, 3.338%, 5/15/22	1,920,947

		21,451,603

	Connecticut — 0.3%
3,000,000	State of Connecticut Special Tax Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,126,330

	District of Columbia — 0.2%
1,835,000	George Washington University (The), Series 2012, 3.485%, 9/15/22	1,906,393

	Hawaii — 0.0%
750,000	State of Hawaii, Public Improvements G.O., Taxable, Series FJ, 1.921%, 10/1/22	733,500

	Illinois — 0.4%
1,800,000	State of Illinois, Public Improvements, Taxable Building Revenue, 3.481%, 6/15/26	1,800,540
3,130,000	State of Illinois, Public Improvements, Taxable Revenue, Series B, 2.620%, 6/15/26	2,929,899

		4,730,439

	Kentucky — 0.3%
2,900,000	Lexington-Fayette Urban County Airport Board, Taxable Revenue, Series C, 2.450%, 7/1/23	2,893,040

	New Jersey — 0.5%
1,335,000	New Jersey Economic Development Authority, Advance Refunding Revenue, Series B, 5.000%, 11/1/19	1,418,571
2,375,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Taxable, Series C, 4.521%, 6/15/21	2,461,521
1,305,000	New Jersey Economic Development Authority, School Facilities Construction, Refunding Revenue, Series 00, 1.648%, 3/1/18	1,300,837

		5,180,929

	New York — 0.8%
3,020,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Taxable Revenue, Callable 2/1/27 @ 100, 3.330%, 2/1/28	3,046,516
2,000,000	New York State Dormitory Authority, Public Improvements, Taxable Revenue, Series D, 2.550%, 3/15/21	2,024,400

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	New York — (continued)
$ 750,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.445%, 6/15/20	$752,940
900,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.745%, 6/15/22	901,350
1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	1,765,542

		8,490,748

	North Carolina — 0.2%
2,600,000	Duke University, 3.299%, 10/1/46	2,549,454

	Ohio — 0.5%
5,658,000	Premier Health Partners, Series G, Callable 5/15/26 @ 100, 2.911%, 11/15/26	5,419,308

	Pennsylvania — 0.7%
1,005,000	Commonwealth Financing Authority, School Improvements, Taxable Revenue, Series A, 4.014%, 6/1/33	1,053,531
4,375,000	Lehigh University, 3.479%, 11/15/46	4,128,629
2,260,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	2,277,063

		7,459,223

	Texas — 0.5%
4,100,000	New Hope Cultural Education Facilities Finance Corp., Texas A&M University Cain Hall Red & College Improvements, Taxable Revenue, 1.806%, 4/1/21	4,023,043
1,500,000	Texas Transportation Commission State Highway, Highway Improvements, Series A, 4.000%, 10/1/17	1,500,270

		5,523,313

	Washington — 0.3%
3,000,000	Port of Seattle Wa Txbl-Ref-Intermediate Lien-Ser Advance Refunding Revenue Bonds, 2.430%, 5/1/22	2,996,970

	Total Municipal Bonds (Cost $75,312,010)	75,627,810

U.S. GOVERNMENT AGENCIES — 0.4%
	Federal Home Loan Bank — 0.4%
4,105,000	2.900%, 6/28/27	4,056,820

	Total U.S. Government Agencies (Cost $4,105,000)	4,056,820

U.S. TREASURY BONDS — 2.7%
15,905,900	3.125%, 2/15/43	16,783,831
13,124,700	2.500%, 2/15/45	12,240,833

	Total U.S. Treasury Bonds (Cost $28,666,728)	29,024,664

U.S. TREASURY NOTES — 7.2%
31,034,000	1.123%, (US Treasury Bill Yield 3-Month plus 0.07%), 4/30/19(a)	31,051,759
3,852,100	1.375%, 4/30/20	3,832,839
31,986,600	1.875%, 2/28/22	31,996,596

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
U.S. TREASURY NOTES — (continued)
$8,968,900	3.500%, 2/15/39	$10,127,149

	Total U.S. Treasury Notes (Cost $76,708,811)	77,008,343

Shares
PREFERRED STOCKS — 0.2%

	Banks — 0.2%
65,135	US Bancorp, Series F, 6.500%	1,898,685

	Total Preferred Stocks (Cost $1,712,906).	1,898,685

MONEY MARKET FUND — 1.8%
19,932,986	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(e)	19,932,986

	Total Money Market Fund (Cost $19,932,986)	19,932,986

Total Investments — 100.5% (Cost $1,072,366,032)		1,082,144,458
Net Other Assets (Liabilities) — (0.5)%		(5,452,434)

NET ASSETS — 100.0%		$1,076,692,024

(a)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Represents the current yield as of report date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
CORPORATE BONDS —98.9%

	Automobiles & Components — 1.1%
$ 78,000	General Motors Financial Co., Inc., 3.200%, 7/13/20	$79,880
250,000	Hyundai Capital America, 2.000%, 3/19/18(a)	250,091

		329,971

	Banks — 17.3%
200,000	Associated Banc-Corp., 2.750%, 11/15/19	202,649
750,000	Bank of America Corp., GMTN, 3.300%, 1/11/23	768,339
375,000	Bank of America Corp., Series K, 8.000%,(b)(c)	380,363
233,000	Bank of Nova Scotia (The), BKNT, 2.450%, 3/22/21	234,431
300,000	Barclays PLC, 4.337%, 1/10/28	309,748
235,000	Citigroup, Inc., 2.650%, 10/26/20	237,415
400,000	Citigroup, Inc., 4.400%, 6/10/25	421,100
250,000	Citizens Bank NA, BKNT, 2.127%, (LIBOR USD 3-Month plus 0.81%), 5/26/22(d)	249,315
300,000	HSBC Holdings PLC, 3.262%, 3/13/23(c)	306,203
475,000	JPMorgan Chase & Co., 3.875%, 9/10/24	494,602
370,000	JPMorgan Chase & Co., Series 1, 7.900%,(b)(c)	381,100
225,000	KeyCorp, MTN, 5.100%, 3/24/21	245,218
255,000	National City Corp., 6.875%, 5/15/19	274,406
165,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	167,909
335,000	Sumitomo Mitsui Financial Group, Inc., 3.364%, 7/12/27	336,642
150,000	US Bancorp, MTN, 2.950%, 7/15/22	153,513

		5,162,953

	Capital Goods — 6.0%
217,000	Allegion U.S. Holding Co., Inc., 3.200%, 10/1/24	216,325
327,000	General Electric Co., Series D, 5.000%,(b)(c)	345,868
228,000	Keysight Technologies, Inc., 4.600%, 4/6/27	239,843
219,000	L3 Technologies, Inc., 3.850%, 12/15/26	227,219
115,000	Roper Technologies, Inc., 2.800%, 12/15/21	116,053
300,000	SBA Tower Trust, 2.898%, 10/8/19(a)	301,857
345,000	Textron, Inc., 3.650%, 3/1/21	357,303

		1,804,468

	Commercial & Professional Services — 0.5%
135,000	Waste Management, Inc., 4.600%, 3/1/21	144,858

	Consumer Durables & Apparel — 2.1%
150,000	Hanesbrands, Inc., 4.625%, 5/15/24(a)	156,187
230,000	Mohawk Industries, Inc., 3.850%, 2/1/23	238,976
220,000	NVR, Inc., 3.950%, 9/15/22	229,680

		624,843

	Diversified Financials — 11.1%
249,000	AerCap Ireland Capital, DAC/AerCap Global Aviation Trust, 4.250%, 7/1/20	260,135
190,000	Ares Finance Co., LLC, 4.000%, 10/8/24(a)	182,379
210,000	Blackstone Holdings Finance Co., LLC, 6.625%, 8/15/19(a)	227,595
224,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(a)	231,683
250,000	Credit Suisse Group AG, 4.282%, 1/9/28(a)	260,404

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Diversified Financials — (continued)
$ 270,000	Goldman Sachs Group, Inc. (The), 2.473%, (LIBOR USD 3-Month plus 1.16%), 4/23/20(d)	$274,358
315,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/23	326,375
378,000	Goldman Sachs Group, Inc. (The), 4.250%, 10/21/25	394,082
60,000	Jefferies Group, LLC, 4.850%, 1/15/27	62,978
200,000	KKR Group Finance Co., LLC, 6.375%, 9/29/20(a)	222,927
157,000	Morgan Stanley, GMTN, 5.500%, 7/24/20	170,551
210,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(a)	228,129
190,000	ORIX Corp., 2.900%, 7/18/22	190,721
295,000	TD Ameritrade Holding Corp., 3.300%, 4/1/27	296,847

		3,329,164

	Energy — 8.2%
146,000	Andeavor, 5.375%, 10/1/22	150,346
151,000	Cheniere Corpus Christi Holdings, LLC, 5.125%, 6/30/27(a)	155,530
189,000	Diamondback Energy, Inc., 4.750%, 11/1/24	192,780
223,000	Enable Midstream Partners L.P., 3.900%, 5/15/24	224,191
235,000	Energy Transfer LP/Regency Energy Finance Corp., 6.500%, 7/15/21	239,700
89,000	Hess Corp., 7.875%, 10/1/29	108,014
147,000	HollyFrontier Corp., 5.875%, 4/1/26	159,986
213,000	MPLX L.P., 4.125%, 3/1/27	216,872
214,000	ONEOK, Inc., 7.500%, 9/1/23	256,113
108,000	QEP Resources, Inc., 5.375%, 10/1/22	106,110
137,000	Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	151,129
243,000	Western Gas Partners LP, 4.000%, 7/1/22	251,081
230,000	Williams Partners LP, 3.900%, 1/15/25	234,730

		2,446,582

	Food, Beverage & Tobacco — 0.6%
185,000	Cott Holdings, Inc., 5.500%, 4/1/25(a)	192,863

	Health Care Equipment & Services — 1.4%
190,000	Boston Scientific Corp., 3.375%, 5/15/22	194,949
217,000	Magellan Health, Inc., 4.400%, 9/22/24	216,250

		411,199

	Insurance — 15.3%
255,000	Alleghany Corp., 4.950%, 6/27/22	279,844
147,000	American Equity Investment Life Holding Co., 5.000%, 6/15/27	152,347
260,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	278,248
350,000	Athene Global Funding, 2.875%, 10/23/18(a)	353,320
280,000	CBRE Services, Inc., 5.250%, 3/15/25	306,934
303,000	Horace Mann Educators Corp., 4.500%, 12/1/25	314,407
245,000	Liberty Mutual Group, Inc., 4.250%, 6/15/23(a)	261,685
660,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	683,743
224,000	Nuveen Finance, LLC, 2.950%, 11/1/19(a)	227,727
200,000	Ohio National Financial Services, Inc., 6.375%, 4/30/20(a)	218,024
165,000	Oil Insurance, Ltd., 4.317%,(a)(b)(c)	157,369
200,000	Pacific LifeCorp, 6.000%, 2/10/20(a)	215,637
145,000	Prudential Financial, Inc., 8.875%, 6/15/38(c)	151,887

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Insurance — (continued)
$167,000	RenaissanceRe Finance, Inc., 3.450%, 7/1/27	$164,593
220,000	Sammons Financial Group, Inc., 4.450%, 5/12/27(a)	226,206
270,000	Symetra Financial Corp., 4.250%, 7/15/24	274,480
295,000	XLIT, Ltd., 4.450%, 3/31/25	302,080

		4,568,531

	Materials — 5.4%
200,000	Anglo American Capital PLC, 4.125%, 9/27/22(a)	207,807
200,000	CRH America Finance, Inc., 3.400%, 5/9/27(a)	200,909
140,000	FMC Corp., 3.950%, 2/1/22	143,878
246,000	Glencore Funding, LLC, 4.125%, 5/30/23(a)	256,098
210,000	Masco Corp., 4.375%, 4/1/26	223,020
62,000	NOVA Chemicals Corp., 4.875%, 6/1/24(a)	62,775
367,000	Sherwin-Williams Co. (The), 3.450%, 6/1/27	369,552
155,000	Westlake Chemical Corp., 4.875%, 5/15/23	161,200

		1,625,239

	Media — 3.3%
350,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	374,155
110,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22(e)	146,228
218,000	Discovery Communications, LLC, 3.950%, 3/20/28	216,438
240,000	ERAC USA Finance, LLC, 2.800%, 11/1/18(a)	241,957

		978,778

	Pharmaceuticals, Biotechnology & Life Sciences — 1.0%
295,000	Quintiles IMS Inc., 4.875%, 5/15/23(a)	306,800

	Real Estate — 10.8%
192,000	Alexandria Real Estate Equities, Inc., REIT, 4.600%, 4/1/22	204,878
300,000	American Tower Corp., REIT, 5.050%, 9/1/20	323,397
80,000	Brixmor Operating Partnership LP, REIT, 4.125%, 6/15/26	80,668
204,000	DDR Corp., REIT, 4.625%, 7/15/22	216,206
300,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(a)(e)	331,163
200,000	HCP, Inc., REIT, 4.000%, 6/1/25	206,298
230,000	Healthcare Trust of America Holdings LP, REIT, 3.375%, 7/15/21	236,338
233,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	238,260
79,000	Hudson Pacific Properties L.P., REIT, 3.950%, 11/1/27(f)	78,707
109,000	iStar, Inc., REIT, 4.000%, 11/1/17	109,087
18,000	iStar, Inc., REIT, 4.625%, 9/15/20	18,405
141,000	iStar, Inc., REIT, 5.250%, 9/15/22	143,115
233,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	244,312
208,000	Kimco Realty Corp. REIT, 3.400%, 11/1/22	214,177
189,000	Physicians Realty L.P., REIT, 4.300%, 3/15/27	193,235
79,000	Prologis LP, 3.750%, 11/1/25	82,672
106,000	Scentre Group Trust 1 / Scentre Group Trust 2, REIT, 3.750%, 3/23/27(a)	107,516
63,000	VEREIT Operating Partnership L.P., REIT, 3.950%, 8/15/27	62,665

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Real Estate — (continued)
$145,000	Vornado Realty L.P., REIT, 2.500%, 6/30/19	$145,865

		3,236,964

	Retailing — 3.0%
220,000	Alimentation Couche-Tard, Inc., 2.700%, 7/26/22(a)	220,713
150,000	Coach, Inc., 3.000%, 7/15/22	149,824
155,000	Dollar Tree, Inc., 5.750%, 3/1/23	163,525
145,000	Expedia, Inc., 3.800%, 2/15/28(a)	143,719
220,000	O’Reilly Automotive, Inc., 3.550%, 3/15/26	220,511

		898,292

	Semiconductors & Semiconductor Equipment — 2.1%
158,000	Broadcom Corp. / Broadcom Cayman Finance, Ltd., 3.875%, 1/15/27(a)	162,735
250,000	Intel Corp., 1.659%, (LIBOR USD 3-Month plus 0.35%), 5/11/22(d)	250,695
200,000	NXP BV / NXP Funding, LLC, 4.125%, 6/1/21(a)	209,250

		622,680

	Software & Services — 0.8%
225,000	VMware, Inc., 2.950%, 8/21/22	226,344

	Technology Hardware & Equipment — 0.6%
157,000	Dell International, LLC/EMC Corp., 6.020%, 6/15/26(a)	174,356

	Telecommunication Services — 4.6%
230,000	AT&T, Inc., 3.000%, 6/30/22(e)	232,239
294,000	AT&T, Inc., 3.400%, 8/14/24	294,458
300,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(a)(e)	320,546
205,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, 9/20/21(a)	208,075
277,000	Verizon Communications, Inc., 5.150%, 9/15/23	310,508

		1,365,826

	Transportation — 1.4%
250,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.875%, 7/11/22(a)	272,242
146,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	146,720

		418,962

	Utilities — 2.3%
200,000	Dominion Energy, Inc., 5.200%, 8/15/19	211,367
220,000	Dominion Energy, Inc., 2.579%, 7/1/20	221,836
235,000	Southern Co. (The), 2.750%, 6/15/20	238,873

		672,076

	Total Corporate Bonds (Cost $29,009,814)	29,541,749

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
MONEY MARKET FUND — 1.4%
425,863	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(g)	$425,863

	Total Money Market Fund (Cost $425,863)	425,863

Total Investments — 100.3% (Cost $29,435,677)		29,967,612
Net Other Assets (Liabilities) — (0.3)%		(81,400)

NET ASSETS — 100.0%		$29,886,212

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)	Security is perpetual in nature and has no stated maturity date.
(c)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(d)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(e)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.
(f)	Represents securities purchased on a when-issued basis. At September 30, 2017, total cost of investments purchased on a when-issued basis was $78,854.
(g)	Represents the current yield as of report date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 23.4%

$565,000	Aegis Asset Backed Securities Trust, Series 2005-5, Class 1A4, 1.587%, (LIBOR USD 1-Month plus 0.35%), 12/25/35(a)	$539,064
400,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/8/21	397,114
663,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.710%, 8/18/22	665,087
191,651	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 1.577%, (LIBOR USD 1-Month plus 0.34%), 11/25/35(a)	191,354
500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2017-1A, Class A, 3.070%, 9/20/23(b)	504,021
300,000	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 2.637%, (LIBOR USD 1-Month plus 1.4%), 10/25/34(a)	302,417
145,768	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M2, 2.812%, (LIBOR USD 1-Month plus 1.58%), 12/25/34(a)	149,380
450,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	594,752
145,465	Citicorp Residential Mortgage Trust, STEP, Series 2007-2, Class A6, 5.254%, 6/25/37	149,088
420,000	Discover Card Execution Note Trust, Series 2017-A4, Class A4, 2.530%, 10/15/26	420,861
640,000	Encore Credit Receivables Trust, Series 2005-4, Class M2, 1.677%, (LIBOR USD 1-Month plus 0.44%), 1/25/36(a)	635,958
15,000	Ford Credit Auto Owner Trust, Series 2014-B, Class C, 1.950%, 2/15/20	15,032
422,463	GSAMP Trust, Series 2006-SEA1, Class M1, 1.737%, (LIBOR USD 1-Month plus 0.5%), 5/25/36(a)(b)	416,915
460,000	Home Equity Asset Trust, Series 2005-7, Class M1, 1.687%, (LIBOR USD 1-Month plus 0.45%), 1/25/36(a)	460,496
194,685	Home Equity Asset Trust, Series 2005-8, Class M1, 1.667%, (LIBOR USD 1-Month plus 0.43%), 2/25/36(a)	195,247
500,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 1.942%, (LIBOR USD 1-Month plus 0.71%), 6/25/35(a)	499,376
177,090	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 1.437%, (LIBOR USD 1-Month plus 0.2%), 1/25/36(a)	176,405
279,414	Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2, 1.942%, (LIBOR USD 1-Month plus 0.71%), 8/25/35(a)	280,505
500,000	New Century Home Equity Loan Trust, Series 2005-4, Class M2, 1.747%, (LIBOR USD 1-Month plus 0.51%), 9/25/35(a)	495,394
450,000	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 1.927%, (LIBOR USD 1-Month plus 0.69%), 5/25/35(a)	450,977
350,184	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WCW3, Class M1, 1.717%, (LIBOR USD 1-Month plus 0.48%), 8/25/35(a)	348,646

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)

$320,000	RAMP Trust, Series 2005-RZ4, Class M2, 1.737%, (LIBOR USD 1-Month plus 0.5%), 11/25/35(a)	$310,933
221,111	Saxon Asset Securities Trust, Series 2004-3, Class M1, 2.137%, (LIBOR USD 1-Month plus 0.9%), 12/26/34(a)	215,049
236,470	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 1.557%, (LIBOR USD 1-Month plus 0.32%), 10/25/35(a)	236,335
202,534	United States Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30	214,873
430,849	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	436,604

	Total Asset Backed Securities (Cost $8,937,763)	9,301,883

COLLATERALIZED MORTGAGE OBLIGATIONS — 25.0%

128,815	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	135,405
285,335	Banc of America Funding Trust, Series 2005-B, Class 3A1, 1.466%, (LIBOR USD 1-Month plus 0.23%), 4/20/35(a)	284,123
77,260	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	78,182
91,790	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	93,336
74,426	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	75,452
148,267	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	152,673
86,328	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	88,348
22,483	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	22,449
175,411	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	187,668
2,445	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	2,488
30,906	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/25/33	34,418
328,000	Fannie Mae, Series 2005-110, Class GL, 5.500%, 12/25/35	370,491
180,000	Fannie Mae, Series 2011-131, Class PB, 4.500%, 12/25/41	199,677
443,000	Fannie Mae, Series 2013-2, Class LB, 3.000%, 2/25/43	422,698
531,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	529,733
168,545	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/25/44(b)(c)	171,752
31,640	Freddie Mac, Series 4079, Class WV, 3.500%, 3/15/27	32,688
195,000	Freddie Mac, Series 4097, Class CU, 1.500%, 8/15/27	171,814
336,263	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	347,515

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$700,532	Freddie Mac, Series 2525, Class AM, 4.500%, 4/15/32	$750,418
230,921	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	256,819
136,716	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	149,800
466,278	Freddie Mac, Series 3816, Class HM, 4.500%, 5/15/40	503,443
500,000	Freddie Mac, Series 3714, Class PB, 4.750%, 8/15/40	569,288
665,000	Freddie Mac, Series 3762, Class LN, 4.000%, 11/15/40	717,152
107,166	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	112,859
200,000	Freddie Mac, Series 3815, Class TB, 4.500%, 2/15/41	221,612
400,000	Freddie Mac, Series 3989, Class JW, 3.500%, 1/15/42	414,237
500,000	Freddie Mac, Series 4650, Class BC, 3.500%, 5/15/43	515,920
448,998	Freddie Mac, Series 4648, Class E, 3.500%, 8/15/43	463,713
94,007	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	95,325
575,000	Ginnie Mae, Series 2012-16, Class GC, 3.500%, 12/20/39	599,137
265,691	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	270,580
65,813	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	66,083
35,686	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	35,776
41,082	PHHMC Trust, Series 2007-6, Class A1, 5.879%, 12/18/37(c)	41,996
96,353	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	98,192
71,701	RBSGC Mortgage Loan Trust, Series 2007-B, Class 3A1, 4.921%, 7/25/35(c)	72,625
143,443	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	143,823
308,478	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 3.448%, 6/25/34(c)	310,601
17,205	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	17,540
106,468	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	107,330

	Total Collateralized Mortgage Obligations (Cost $9,807,062)	9,935,179

COMMERCIAL MORTGAGE-BACKED SECURITIES — 23.2%

299,306	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	299,009
500,000	CD Mortgage Trust, Series 2016-CD2, Class A4, 3.526%, 11/10/49(c)	517,014
300,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class AS, 4.544%, 11/10/46	323,570
180,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/10/47	186,988

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$250,000	COMM Mortgage Trust, Series 2017-COR2, Class A3, 3.510%, 9/10/50	$256,535
100,000	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.267%, 12/10/49(c)	99,897
500,000	CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, 3.718%, 8/15/48	521,969
200,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class C, 5.685%, 11/10/46(b)(c)	217,228
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K063, Class A2, 3.430%, 1/25/27(c)	523,812
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K153, Class A3, 3.117%, 10/25/31(c)	497,115
499,715	FRESB Mortgage Trust, Series 2017-SB36, Class A10F, 2.880%, 7/25/27(c)	498,835
175,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	184,769
300,000	GS Mortgage Securities Trust, Series 2012-GCJ7, Class AS, 4.085%, 5/10/45	314,731
370,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	392,596
500,000	GS Mortgage Securities Trust, Series 2016-GS4, Class A4, 3.442%, 11/10/49(c)	513,726
70,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class B, 5.951%, 6/15/43(b)	70,008
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(b)(c)	529,838
144,013	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.303%, 9/15/45(c)	144,234
87,000	Merrill Lynch Mortgage Trust, Series 2008-C1, Class AM, 6.665%, 2/12/51(c)	87,236
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	105,818
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.720%, 12/15/49	524,033
760,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, 5.276%, 11/15/43(b)(c)	811,128
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4, 3.809%, 12/15/48	317,056
400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(b)(c)	425,497
100,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class C, 5.392%, 2/15/44(b)(c)	106,059
529,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	555,213
164,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	173,943

	Total Commercial Mortgage-Backed Securities (Cost $9,296,002)	9,197,857

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
CORPORATE BONDS — 0.9%

	Telecommunication Services — 0.9%
$345,000	Sprint Spectrum Co., LLC / Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.360%, 9/20/21(b)	$350,175

	Total Corporate Bonds (Cost $344,995)	350,175

MORTGAGE-BACKED SECURITIES — 27.3%

	Fannie Mae — 15.2%
257,945	4.000%, 6/1/34, Pool #MA1922	274,096
168,624	4.000%, 9/1/34, Pool #MA2019	179,189
177,732	5.500%, 6/1/38, Pool #984277	198,472
105,666	5.500%, 8/1/38, Pool #995072	117,918
135,068	4.500%, 9/1/39, Pool #AC1830	145,587
143,923	4.500%, 10/1/40, Pool #AE4855	155,769
205,419	3.500%, 2/1/41, Pool #AH5646	213,517
389,400	4.000%, 3/1/41, Pool #AH4008	411,832
99,425	4.500%, 6/1/41, Pool #AC9298	107,603
270,600	5.000%, 7/1/41, Pool #AI5595	296,636
337,826	4.000%, 9/1/41, Pool #AJ1717	357,238
316,603	3.500%, 6/1/42, Pool #AB5373	327,740
488,420	3.500%, 6/1/43, Pool #AT3868	505,127
270,369	4.000%, 4/1/44, Pool #AW2882	285,007
145,717	4.500%, 10/1/44, Pool #MA2066	156,684
485,273	4.000%, 12/1/44, Pool #MA2127	511,437
452,246	4.500%, 1/1/45, Pool #MA2158	486,155
448,514	3.500%, 3/1/45, Pool #AS4552	464,613
363,888	4.500%, 7/1/46, Pool #AS7568	390,784
407,324	4.000%, 11/1/46, Pool #MA2808	429,113

		6,014,517

	Freddie Mac — 12.0%
550,271	3.500%, 5/1/32, Pool #C91458	575,205
428,871	3.500%, 7/1/32, Pool #C91467	448,301
165,705	4.000%, 11/1/32, Pool #G30616	176,368
337,402	3.500%, 6/1/36, Pool #C91875	351,445
68,432	5.500%, 10/1/39, Pool #A89387	75,528
136,663	5.000%, 4/1/40, Pool #A91812	150,331
209,576	5.500%, 4/1/40, Pool #C03467	232,003
113,234	5.000%, 8/1/40, Pool #C03491	124,060
199,730	4.000%, 11/1/40, Pool #A94742	212,870
225,491	4.000%, 12/1/40, Pool #A95447	240,328
512,308	4.000%, 1/1/41, Pool #A96312	541,567

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Freddie Mac — (continued)
$158,743	3.500%, 3/1/42, Pool #G08479	$164,542
372,026	3.500%, 4/1/42, Pool #C03858	385,475
489,241	3.500%, 8/1/42, Pool #Q10324	507,115
565,841	4.000%, 4/1/46, Pool #Q40048	595,968

		4,781,106

	Ginnie Mae — 0.1%
24,247	4.000%, 12/20/40, Pool #755678	25,735

	Total Mortgage-Backed Securities (Cost $10,768,925)	10,821,358

Shares
MONEY MARKET FUND — 0.1%
21,957	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(d)	21,957

	Total Money Market Fund (Cost $21,957)	21,957

Total Investments — 99.9% (Cost $39,176,704)		39,628,409
Net Other Assets (Liabilities) — 0.1%		32,500

NET ASSETS — 100.0%		$39,660,909

(a)

The interest rate for this floating rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2017. The maturity date reflected is the final maturity date.

(d)	Represents the current yield as of report date.

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.6%

	Kentucky — 98.6%
$440,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, 5.000%, 6/15/25	$525,149
300,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, Callable 6/15/25 @ 100, 5.000%, 6/15/34	338,814
400,000	Eastern Kentucky University, Refunding Revenue, Series A, (State Intercept), 5.000%, 4/1/24	474,336
300,000	Eastern Kentucky University, University & College Improvements Revenue, Series A (State Intercept), 5.000%, 4/1/25	359,784
500,000	Fayette County, KY, School District Finance Corp., Lease Payable from Local Revenues, Series A, 5.000%, 10/1/21	566,325
300,000	Jefferson County School District Finance Corp., School Improvements Revenue Bonds (State Intercept), Series C, Callable 12/1/25 @ 100, 4.000%, 12/1/28	330,867
250,000	Jefferson County, KY, School District Finance Corp., School Improvements Revenue, Series A, Callable 4/1/25 @ 100, 5.000%, 4/1/27	297,335
510,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Transit Improvements Revenue, First Series, Callable 9/1/23 @ 100, 5.250%, 9/1/25	602,749
400,000	Kentucky Association of Counties Finance Corp., Public Improvements Revenue, First Series B, 4.000%, 2/1/25	450,508
400,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System, Improvements Refunding Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	411,048
500,000	Kentucky Rural Water Finance Corp., Flexible Term Program, Refunding & Improvements Revenue, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	528,730
250,000	Kentucky State Property & Building Commission, Project No. 116, University & College Improvements Revenue, (AGM-State Intercept), 5.000%, 10/1/26	302,980
410,000	Kentucky State Property & Buildings Commission, Project No. 76, Refunding Revenue, (AMBAC), 5.500%, 8/1/21	469,237
460,000	Kentucky State Property & Buildings Commission, Project No. 83, Refunding Revenue, (AMBAC), 5.000%, 10/1/19	493,539
400,000	Kentucky Turnpike Authority, Revitalization Projects, Refunding Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/25	427,480
400,000	Kentucky Turnpike Authority, Revitalization Projects, Revenue, Series A, 4.000%, 7/1/21	436,072
250,000	Laurel County, KY, Correctional Facilities Improvements G.O., Series A, Callable 5/1/27 @ 100, (BAM), 5.000%, 5/1/28	301,257
300,000	Laurel County, KY, School District Finance Corp., Refunding Revenue, Callable 3/1/25 @ 100 (State Intercept), 4.000%, 6/1/25	337,269

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Kentucky — (continued)
$250,000	Lexington-Fayette Urban County Government Public Facilities Corp., Court Facilities Project, Current Refunding Revenue Bonds, Callable 10/1/26 @ 100, 5.000%, 10/1/27	$301,575
275,000	Lexington-Fayette Urban County, KY, Airport Board, Refunding Revenue, Series A, 5.000%, 7/1/19	292,996
250,000	Louisville & Jefferson County, KY, Metropolitan Government, Refunding G.O., Series F, Callable 11/1/24 @ 100, 4.000%, 11/1/26	281,127
500,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	569,410
200,000	Louisville & Jefferson County, Louisville Water Co., Water Utility Improvements Revenue, Series A, Refunding Revenue Bonds, 5.000%, 11/15/18	209,062
410,000	Louisville & Jefferson County, Metropolitan Government, Catholic Health Initiatives, Prerefunded Revenue, Callable 6/1/22 @ 100, 5.000%, 12/1/35	476,006
125,000	Louisville & Jefferson County, Metropolitan Government, Catholic Health Initiatives, Unrefunded Revenue, Callable 6/1/22 @ 100, 5.000%, 12/1/35	131,250
325,000	Louisville & Jefferson County, Metropolitan Government, Center City Project, Refunding Notes, G.O., Callable 12/1/25 @ 100, 5.000%, 12/1/28	393,682
300,000	Murray, KY, School District Finance Corp., School Improvements Revenue, (State Intercept), 5.000%, 3/1/27	364,962
250,000	Owensboro, KY, Public Improvements G.O., Series A, 4.000%, 5/1/22	273,163
400,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	421,208
200,000	Russell, KY, Bon Secours Health System, Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/26	227,176
300,000	University of Kentucky, Refunding Revenue, Series D (State Intercept), 5.250%, 10/1/20	336,090

	Total Municipal Bonds (Cost $11,444,893)	11,931,186

Continued

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
MONEY MARKET FUND — 0.2%

28,126	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(a)	$28,126

	Total Money Market Fund (Cost $28,126)	28,126

Total Investments — 98.8% (Cost $11,473,019)		11,959,312
Net Other Assets (Liabilities) — 1.2%		140,740

NET ASSETS — 100.0%		$12,100,052

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.2%

	Maryland — 98.2%
$500,000	Anne Arundel County, MD, Consolidated Water & Sewer Utility Improvements G.O., 5.000%, 4/1/22	$580,120
510,000	Anne Arundel County, MD, Economic Development, Anne Arundel Community College Project, Refunding Revenue, 4.000%, 9/1/20	545,307
910,000	Cecil County, MD, Consolidated Public School Improvements, Refunding G.O., 4.000%, 2/1/24	1,038,083
500,000	Charles County, MD, Consolidated Public School Improvements G.O., 5.000%, 7/15/22	586,365
890,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/25	1,052,612
300,000	Howard County, MD, Housing Commission, Columbia Commons Apartments, Local Multifamily Housing Revenue, Series A, 3.000%, 6/1/21	313,914
275,000	Howard County, MD, Housing Commission, General Capital Improvement Program, Local Multifamily Housing Revenue, 4.000%, 6/1/22	299,437
125,000	Howard County, MD, Miscellaneous Purpose Certificate of Participation, Series A, 8.050%, 2/15/21	152,781
135,000	Howard County, MD, Public Improvements Certificate of Participation, Series B, 8.250%, 2/15/20	157,225
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements, Refunding Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	268,120
60,000	Maryland Economic Development Corp., Lutheran World Relief Refugee, Refunding Revenue, Callable 11/6/17 @ 100, (Lutheran Center Corp.), 5.250%, 4/1/19	60,204
675,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, 5.000%, 6/1/20	742,716
420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	473,096
1,000,000	Maryland Health & Higher Educational Facilities Authority, Calvert Health System, Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 07/01/23 @ 100, OID, 5.000%, 7/1/38	1,093,890
500,000	Maryland Health & Higher Educational Facilities Authority, College of Notre Dame, Refunding Revenue, 4.000%, 10/1/19	521,570
1,000,000	Maryland Health &Higher Educational Facilities Authority, Frederick Memorial Hospital, Refunding Revenue, Series A, 5.000%, 7/1/22	1,138,360
500,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	582,905

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$1,000,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/25	$1,147,430
530,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	598,911
1,000,000	Maryland Health & Higher Educational Facilities Authority, MedStar Health Inc., Health, Hospital, Nursing Home Improvements Revenue, Series B, Callable 8/15/23 @ 100, 5.000%, 8/15/38	1,131,170
400,000	Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Refunding Revenue, 5.000%, 7/1/22	458,480
400,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Refunding Revenue, 5.000%, 7/1/19	426,900
1,160,000	Maryland Stadium Authority, Refunding Revenue, 5.000%, 6/15/23	1,364,032
500,000	Maryland State Transportation Authority, Transportation Facilities Project, Highway Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/22	534,120
500,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	548,795
1,025,000	Montgomery County, MD, Revenue Authority, Refunding Revenue, 5.000%, 5/1/22	1,175,839
750,000	Montgomery County, MD, Water Quality Public Improvements Revenue, Series A, Callable 4/1/20 @ 100, 5.000%, 4/1/30	817,800
890,000	Montgomery County, MD, West Germantown Development District, Refunding, Special Tax, 4.000%, 7/1/23	995,563
1,000,000	Prince George’s County, MD, Consolidated Public School Improvements, G.O., Series A, Callable 9/01/24 @ 100, 4.000%, 9/1/25	1,140,230
1,000,000	State of Maryland, Refunding G.O., Series B, 4.000%, 8/1/23	1,137,450
500,000	Washington County, MD, Refunding G.O., 4.000%, 1/1/21	544,560
700,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., 4.000%, 6/1/24	802,165
500,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, 5.000%, 6/1/38	589,640

		23,019,790

	Total Municipal Bonds (Cost $21,952,252)	23,019,790

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
MONEY MARKET FUND — 0.9%

198,258	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(a)	$198,258

	Total Money Market Fund (Cost $198,258)	198,258

Total Investments — 99.1% (Cost $22,150,510)		23,218,048
Net Other Assets (Liabilities) — 0.9%		218,103

NET ASSETS — 100.0%		$23,436,151

(a)	Represents the current yield as of report date.

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.0%

	North Carolina — 97.0%
$2,335,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/24	$2,658,865
2,405,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	2,669,382
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/24	1,143,800
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,131,650
1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	1,184,660
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,184,715
1,730,000	Buncombe County, NC, Advance Refunding Revenue Limited Obligation, Callable 6/1/25 @ 100, 5.000%, 6/1/27	2,094,217
1,450,000	Buncombe County, NC, Advance Refunding Revenue Limited Obligation, Callable 6/1/25 @ 100, 5.000%, 6/1/28	1,740,899
1,000,000	Cabarrus County, NC Installment Financing Contract Public Imps. Revenue Bonds, Callable 4/1/26 @ 100, 5.000%, 4/1/28	1,209,440
1,000,000	Cabarrus County, NC, Installment Financing Contract, Correctional Facility Improvements Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,027,120
1,730,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	1,817,209
1,010,000	Cape Fear Public Utility Authority, Advance Refunding Revenue Bonds, 5.000%, 8/1/25	1,241,492
1,240,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, 5.000%, 8/1/21	1,414,741
1,475,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,675,615
1,535,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/28	1,741,304
1,160,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,199,707
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/19	1,056,440
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/20	1,080,870
1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	1,177,590
1,000,000	Charlotte, NC, Port, Airport & Marina Improvements Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	1,100,100

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	Charlotte, NC, Water & Sewer System, Refunding Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/25	$1,104,690
2,035,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,496,029
2,000,000	Concord, NC, Utilities Systems, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,152,840
1,110,000	Dare County, NC, Utilities Systems, Advance Refunding Revenue Bonds, Callable 2/1/27 @ 100, 4.000%, 2/1/33	1,212,075
1,000,000	Durham Capital Financing Corp., Limited Obligation Refunding Revenue, 5.000%, 6/1/21	1,133,650
1,410,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, University & College Improvements Revenue, 5.000%, 2/1/20	1,529,483
2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	2,131,800
1,000,000	Durham, NC, Refunding, G.O., 4.000%, 9/1/25	1,161,470
1,475,000	East Carolina University, University & College Improvements Revenue, Series A, Callable 4/1/26 @ 100, 5.000%, 10/1/27	1,795,060
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	1,949,553
1,955,000	Greensboro, NC, Combined Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/27 @ 100, 4.000%, 6/1/30	2,207,175
1,675,000	Guilford County, NC, Advance Refunding, G.O., Series A, Callable 2/1/26 @ 100, 5.000%, 2/1/28	2,041,038
2,675,000	High Point, NC, Combined Water & Sewer System, Advance Refunding Revenue Bonds, 5.000%, 11/1/26	3,351,427
1,010,000	Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,190,881
1,000,000	Johnston County, NC, Public Improvement, G.O., 5.000%, 2/1/23	1,180,640
1,405,000	Johnston County, NC, Public Improvements, G.O., 5.000%, 2/1/24	1,698,167
1,705,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/20	1,817,411
2,535,000	Lincoln County, NC, Refunding G.O., Series A, 4.000%, 6/1/19	2,658,835
2,000,000	Mecklenburg County, NC, Refunding G.O., 5.000%, 2/1/21	2,252,280
1,195,000	Monroe, NC, Advance Refunding Revenue Bonds, Callable 3/1/26 @ 100, 5.000%, 3/1/29	1,415,489
1,280,000	Monroe, NC, Combined Enterprise System, Refunding Revenue (AGM), 4.000%, 3/1/19	1,330,509
1,020,000	Mooresville Town, NC, Advance Refunding, G.O., 5.000%, 4/1/23	1,206,364

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,855,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/19	$2,009,002
1,015,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/20	1,134,628
1,270,000	New Hanover County, NC, New Hanover Regional Medical, Refunding Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,435,303
1,000,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,077,980
1,050,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,131,879
1,000,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @ 100, 5.000%, 10/1/32	1,171,660
1,215,000	North Carolina Agricultural & Technical State University, Series A, Refunding Revenue, Callable 10/1/25 @100, 5.000%, 10/1/34	1,411,186
1,305,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, 5.000%, 4/1/21	1,454,501
1,000,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,156,960
1,350,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, OID, 6.400%, 1/1/21	1,467,207
2,635,000	North Carolina Eastern Municipal Power Agency, Prerefunded, Revenue Bonds, Series A, Callable 1/1/22 @ 100, OID, 6.000%, 1/1/26	3,142,422
1,005,000	North Carolina Medical Care Commission, First Mortgage Deerfield, Health, Hospital, Nursing Home Improvements Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	1,060,255
1,500,000	North Carolina Medical Care Commission, Firsthealth Carolina, Refunding Revenue, Series C, OID, 4.000%, 10/1/18	1,542,390
4,315,000	North Carolina Medical Care Commission, Health Care Facilities, Deerfield Episcopal Retirement, Advance Refunding Revenue, Callable 11/1/26 @ 100, 5.000%, 11/1/37	4,790,211
5,000,000	North Carolina Medical Care Commission, Health Care Facilities, Duke University Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 6/1/22 @ 100, Series A, 5.000%, 6/1/32	5,615,850
915,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.000%, 7/1/19	964,858

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,180,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.375%, 7/1/20	$1,285,551
3,030,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, 5.000%, 6/1/20	3,320,789
1,530,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, Callable 6/1/20 @ 100, 5.250%, 6/1/29	1,679,925
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,179,764
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,376,540
2,950,000	North Carolina State, Advance Refunding Revenue Bonds, Series B, Callable 5/1/27 @ 100, 5.000%, 5/1/30	3,609,119
1,000,000	North Carolina State, Health, Hospital, Nursing Home Improvements Revenue, Series A, Callable 5/1/20 @ 100, 5.000%, 5/1/22	1,098,900
4,550,000	North Carolina State, Public Improvements, Revenue, Series C, Callable 5/1/21 @ 100, 4.000%, 5/1/23	4,994,535
2,645,000	North Carolina State, Refunding Revenue G.O., Series B, 5.000%, 6/1/25	3,255,731
1,250,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/26	1,502,413
1,200,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), 5.000%, 1/1/27	1,451,988
2,100,000	North Carolina Turnpike Authority, Senior Lien, Advance Refunding Revenue (AGM), Callable 1/1/27 @ 100, 5.000%, 1/1/28	2,515,968
1,660,000	Northern Hospital District Of Surry County, Advance Refunding Revenue, 5.000%, 10/1/27	1,857,507
1,250,000	Onslow County, NC, Refunding G.O., 5.000%, 12/1/21	1,435,550
1,365,000	Orange County, NC, Public Facilities Co., Public Improvements, Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,557,192
1,000,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL), 5.250%, 6/1/19	1,065,250
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,398,215
1,015,000	Pender County, NC, School Improvements, G.O., Callable 3/1/26 @100, 5.000%, 3/1/27	1,242,614
1,060,000	Pitt County, NC, Advance Refunding Revenue Bonds, Series B, Callable 10/1/26 @ 100, 5.000%, 4/1/30	1,267,558
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,602,534

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$2,160,000	Raleigh Durham Airport Authority, Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	$2,364,336
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,763,295
1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	1,896,640
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	2,388,551
845,000	Town of Oak Island, NC, Combined Enterprise System, Advance Refunding Revenue (AGM), 5.000%, 6/1/25	1,013,273
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,102,860
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,553,169
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,190,620
2,285,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/23	2,573,390
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	2,006,863
3,260,000	University of North Carolina System, Appalachian State University, Refunding Revenue, Series B1, Callable 4/1/20 @ 100, 5.250%, 10/1/22	3,595,584
3,130,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.000%, 10/1/20	3,438,211
1,485,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	1,636,307
2,985,000	Wake County, NC, Advance Refunding Revenue Bonds, Series A, Callable 12/1/26 @ 100, 5.000%, 12/1/28	3,680,087
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,431,616
1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,130,700
500,000	Wayne County, NC, School Improvements Revenue, Callable 6/1/27 @ 100, 5.000%, 6/1/28	614,065

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,135,000	Wayne County, NC, School Improvements Revenue, Callable 6/1/27 @ 100, 4.000%, 6/1/29	$1,274,741
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,115,180
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,184,260
1,165,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, 5.000%, 6/1/24	1,411,549
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25	2,254,763
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/28	1,189,300

	Total Municipal Bonds (Cost $176,665,668)	184,639,977

Shares
MONEY MARKET FUND — 1.9%

3,649,674	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(a)	3,649,674

	Total Money Market Fund (Cost $3,649,674)	3,649,674

Total Investments — 98.9% (Cost $180,315,342)		188,289,651
Net Other Assets (Liabilities) — 1.1%		2,141,878

NET ASSETS — 100.0%		$190,431,529

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.9%

	South Carolina — 97.9%
$1,770,000	Anderson County, SC, School District No. 2, Refunding, G.O., (SCSDE), 5.000%, 3/1/24	$2,122,177
1,515,000	Anderson County, SC, School District No. 4, Refunding, G.O., Series A, Callable 3/1/25 @ 100, (SCSDE), 5.000%, 3/1/28	1,798,123
1,190,000	Anderson County, SC, School District No. 5, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/23	1,401,499
1,000,000	Anderson Regional Joint Water System, Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	1,111,970
1,000,000	Beaufort County, SC, School District, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/22	1,153,860
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/24	1,200,990
1,000,000	Beaufort-Jasper Water & Sewer Authority, Advance Refunding Revenue, Series B, 5.000%, 3/1/25	1,215,880
1,185,000	Berkeley County School District, School Improvements, G.O., Series A (SCSDE), 5.000%, 3/1/20	1,294,565
1,000,000	Charleston County, SC, Capital Improvements Transportation Sales Tax, Public Improvements G.O., Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/22	1,146,130
1,000,000	Charleston County, SC, Port, Airport & Marina Improvements Revenue, 5.000%, 12/1/22	1,170,810
2,500,000	Charleston Educational Excellence Finance Corp., Charleston County School Refunding Revenue, 5.000%, 12/1/21	2,864,900
1,000,000	Clover, SC, School District No. 2, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/20	1,092,710
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,557,450
1,295,000	College of Charleston, University & College Improvements Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25	1,451,825
1,000,000	College of Charleston, University & College Improvements Revenue, Series A, Callable 4/1/24 @ 100, 5.000%, 4/1/25	1,173,850
1,000,000	College of Charleston, University & College Improvements Revenue, Series B, 5.000%, 4/1/27	1,228,180
1,170,000	Easley Combined Utility System, Refunding Revenue, Callable 12/1/19 @ 100, (Assured Guaranty), 5.000%, 12/1/24	1,267,086
1,135,000	East Richland County Public Service District, Refunding Revenue, 4.000%, 1/1/22	1,246,117
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,165,100
1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33	1,250,051
1,895,000	Florence County, SC, Public Improvements, G.O., (State Aid Withholding), 4.000%, 6/1/20	2,037,485

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,350,000	Fort Mill School District No. 4, Advance Refunding, G.O., Series D (SCSDE), 5.000%, 3/1/22	$1,558,967
1,000,000	Fort Mill School District No. 4, Advance Refunding, G.O., Series D (SCSDE), 5.000%, 3/1/24	1,200,990
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,164,450
1,000,000	Greenville Health System, Hospital System Board, Refunding Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/31	1,119,240
1,415,000	Greenville Health System, Hospital System Board, Series B, Callable 05/01/24 @ 100, 5.000%, 5/1/31	1,612,039
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,133,020
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	566,406
2,025,000	Horry County, SC, School District, Refunding, G.O., Series B (SCSDE), 5.000%, 3/1/23	2,390,675
1,000,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue, 5.000%, 12/1/23	1,174,610
1,460,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Series B, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,703,995
1,170,000	Lexington County Health Services District, Inc. Lexington Medical Center, Callable 5/1/26 @ 100, 5.000%, 11/1/35	1,324,218
645,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/17 @ 100, 5.000%, 11/1/19	647,290
1,000,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/17 @ 100, 5.000%, 11/1/23	1,003,520
785,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/21 @ 100, 5.000%, 11/1/22	890,653
1,000,000	Lexington County, SC, School District No. 1, G.O., Series C (SCSDE), 5.000%, 2/1/21	1,122,700
940,000	Lexington, SC, Combined Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @100, 5.000%, 4/1/22	1,045,317
1,000,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30	1,176,970
1,460,000	Newberry, SC, Refunding Revenue (AGM), 5.000%, 4/1/24	1,722,537
1,115,000	Oconee County School District, School Improvements, G.O., Series A (SCSDE), 5.000%, 3/1/24	1,343,619
1,570,000	Orangeburg County, SC, School District No. 4, School Improvements Refunding, G.O., Series A (SCSDE), 5.000%, 3/1/24	1,888,741
810,000	Orangeburg County, SC, School District No. 5, Refunding G.O. (SCSDE), 5.000%, 3/1/21	907,014

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	$1,089,290
1,000,000	Renewable Water Resources Sewage System, Refunding Revenue, 4.000%, 1/1/20	1,063,720
1,075,000	Richland County, SC, School District No. 1, Refunding Bonds, G.O., Series A, Callable 9/1/21 @ 100, (SCSDE), 4.000%, 3/1/23	1,176,577
1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @100 (AGM), 5.000%, 1/1/23	1,137,540
1,000,000	Rock Hill, SC, Hospital Fee Pledge, Refunding Revenue, Callable 4/1/23 @100, 5.000%, 4/1/33	1,108,300
1,090,000	Rock Hill, SC, Ltd. Obligations, Hospitality Fee Pledge, Refunding Revenue, 5.000%, 4/1/21	1,215,851
1,500,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	1,785,060
1,135,000	SCAGO Educational Facilities Corp. for Colleton School District, Refunding Revenue, 5.000%, 12/1/20	1,257,773
790,000	SCAGO Educational Facilities Corp. for Union School District, Refunding Revenue, 5.000%, 12/1/21	890,188
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/18	521,890
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	539,205
850,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Advance Refunding Revenue Bonds, Callable 2/1/26 @ 100, 5.000%, 2/1/29	978,282
550,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Refunding & Improvement Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	579,519
1,000,000	South Carolina Jobs-Economic Development Authority, Bons Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,154,030
1,500,000	South Carolina Jobs-Economic Development Authority, Conway Hospital Income Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/23	1,687,185
580,000	South Carolina Jobs-Economic Development Authority, Furman University, Refunding Revenue, 5.000%, 10/1/24	690,078
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Facilities, Refunding Revenue, Series A (AGM), 5.000%, 8/1/19	531,380
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health, Refunding & Improvement Facilities Revenue, OID, 5.000%, 8/1/18	515,035

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,150,000	South Carolina Ports Authority, Port, Airport & Marina Improvements Revenue, 5.000%, 7/1/19	$1,224,003
500,000	South Carolina Public Service Authority Obligations, Santee Cooper, Refunding Revenue, Series B, 5.000%, 12/1/18	521,730
1,490,000	South Carolina Public Service Authority, Advance Refunding Revenue Bonds, series A, Callable 6/1/25 @ 100, 5.000%, 12/1/26	1,730,277
1,400,000	South Carolina State Fiscal Accountability Authority, Department of Mental Health Project, Callable 04/01/27 @ 100, 5.000%, 10/1/37	1,637,650
1,250,000	South Carolina Transportation Infrastructure Bank, Advance Refunding Revenue, Series A, 5.000%, 10/1/23	1,477,513
600,000	Spartanburg Regional Health Services District, Refunding Revenue, Series A, Callable 4/15/18 @ 100, (Assured Guaranty), 5.250%, 4/15/21	613,554
1,360,000	State of South Carolina, College Improvements, G.O., Series A (State Aid Withholding), 5.000%, 4/1/27	1,705,943
415,000	University of South Carolina, Prerefunded Revenue, Series A, Callable 05/01/20 @ 100, 5.000%, 5/1/28	456,267
85,000	University of South Carolina, Refunding Revenue, Series A, Callable 05/01/20 @ 100, 5.000%, 5/1/28	92,768
1,085,000	York County, SC, Public Improvements, G.O., (State Aid Withholding), 5.000%, 4/1/20	1,189,431

	Total Municipal Bonds (Cost $82,314,606)	85,217,768

Shares
MONEY MARKET FUND — 1.0%
865,063	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(a)	865,063

	Total Money Market Fund (Cost $865,063)	865,063

Total Investments — 98.9% (Cost $83,179,669)		86,082,831
Net Other Assets (Liabilities) — 1.1%		934,537

NET ASSETS — 100.0%		$87,017,368

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

OID — Original Issue Discount

SCAGO — South Carolina Association of Governmental Organizations

SCSDE — South Carolina School District Enhancement

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.5%

	District of Columbia — 2.0%
$1,160,000	Metropolitan Washington Airports Authority, Port, Airport & Marina Improvement Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,286,834
625,000	Metropolitan Washington Airports Authority, Refunding Revenue, Series B, Callable 10/1/19 @ 100, 5.000%, 10/1/21	672,344

		1,959,178

	Virginia — 96.5%
1,240,000	Albemarle County, VA, Economic Development Authority, Public Improvements Revenue, 5.000%, 6/1/27	1,546,702
1,730,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	1,995,797
2,760,000	Albemarle County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/20	3,039,947
1,365,000	Albemarle County, VA, School Improvements G.O., (State Aid Withholding), 5.000%, 6/1/26	1,702,878
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,138,460
1,500,000	Arlington, VA, Public Improvements, G.O., Callable 8/15/27 @ 100, 5.000%, 8/15/30	1,864,845
1,085,000	Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Highway Improvements, Revenue Bonds, Callable 7/1/26 @ 100 (AGM), 5.000%, 7/1/41	1,241,967
1,770,000	Chesapeake, VA, Public Improvements, Refunding G.O., Series A, Callable 8/1/27 @ 100, 5.000%, 8/1/30	2,188,746
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power, Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,166,781
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,269,233
1,450,000	Fairfax County Economic Development Authority, Goodwin House Inc., Advance Refunding Revenue, Series A, Callable 10/1/24 @ 102, 5.000%, 10/1/36	1,609,703
1,410,000	Fairfax County, VA, Economic Development Authority, Community Services Facilities Project, Health, Hospital, Nursing Home Improvements, Revenue, Series A, 4.500%, 3/1/21	1,562,886
2,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project, Refunding Revenue, Series A, 5.000%, 6/1/22	2,881,150
530,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project, Refunding Revenue, (AGM-CR), OID, 5.250%, 8/15/19	559,389

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	$1,148,820
1,000,000	Hampton, VA, Public Improvements, Refunding G.O., Series A, Callable 1/15/19 @100, 5.000%, 1/15/21	1,051,130
800,000	Harrisonburg, VA, School Improvements, G.O., (State Aid Withholding), 5.000%, 7/15/23	951,936
1,700,000	Leesburg, VA, Refunding G.O., Callable 1/15/24 @ 100, (State Aid Withholding), 4.000%, 1/15/27	1,897,642
1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100, (State Aid Withholding), 5.000%, 1/15/27	1,201,670
1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	1,204,990
1,665,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,873,341
1,000,000	Lynchburg Economic Development Authority, Current Refunding Revenue Bonds, Series A, 5.000%, 1/1/26	1,192,810
1,465,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/27	1,615,573
2,460,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/24	2,795,741
1,250,000	New River Valley Regional Jail Authority Correctional Facilities Improvement Advance Refunding Revenue, Callable 10/1/26 @ 100, 5.000%, 10/1/27	1,524,813
2,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series A, 4.000%, 7/15/20	2,156,640
1,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series B, 5.250%, 7/1/21	1,147,470
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,121,280
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,149,310
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,157,810
1,465,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/36	1,642,675
1,000,000	Norfolk, VA, Public Improvements, G.O., Series A, Callable 10/1/26 @ 100, 5.000%, 10/1/30	1,210,120

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$ 250,000	Orange County Economic Development Authority, Current Refunding Revenue Bonds, Series A, 5.000%, 11/1/25	$302,700
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,052,710
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	1,879,015
1,160,000	Poquoson, VA, Refunding G.O., (State Aid Withholding), 5.000%, 2/15/21	1,308,039
1,700,000	Portsmouth, VA, Public Improvements, Refunding G.O., Series A, Callable 2/1/23 @ 100, (State Aid Withholding), 5.000%, 2/1/27	1,980,942
1,325,000	Portsmouth, VA, Public Utilities, Refunding G.O., Series A, Callable 7/15/22 @ 100, (State Aid Withholding), 5.000%, 7/15/24	1,543,612
825,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	887,700
615,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	659,674
1,520,000	Powhatan County Economic Development Authority, School Improvements, Callable 10/15/26 @100, 5.000%, 10/15/27	1,850,767
1,150,000	Prince William County, VA, County Facilities, Refunding Certificate of Participation, 5.000%, 10/1/21	1,313,127
1,245,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/2025 @ 100, 5.000%, 10/1/26	1,503,151
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28	2,362,780
1,250,000	Richmond, VA, Public Utility Advance Refunding Revenue Bonds, Callable 1/15/26 @ 100, 5.000%, 1/15/27	1,533,863
1,030,000	Roanoke, VA, Public Improvements, Advance Refunding G.O., (State Aid Withholding), 4.000%, 4/1/26	1,193,028
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	951,118
1,000,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, Callable 7/1/20 @ 100, OID, 5.000%, 7/1/23	1,077,510
1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	1,760,173
1,220,000	Spotsylvania County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/22	1,408,978
1,420,000	Spotsylvania County, VA, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	1,551,563
1,135,000	Virginia Beach, VA, Public Improvements, G.O., Series A, Callable 4/1/22 @ 100 (State Aid Withholding), 5.000%, 4/1/23	1,313,899

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Virginia — (continued)
$2,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, 5.000%, 2/1/22	$2,878,675
1,750,000	Virginia College Building Authority, Advance Refunding Revenue, Series B, Callable 9/1/24 @100 (State Intercept), 4.000%, 9/1/25	1,962,345
1,805,000	Virginia College Building Authority, Public Higher Education Financing Program, Refunding Revenue, Series B, (State Intercept), 5.000%, 9/1/20	2,005,391
1,850,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Transit Improvements, Revenue, Series B, Callable 9/15/22 @ 100, 5.000%, 3/15/23	2,168,885
1,500,000	Virginia Port Authority Commonwealth Port Fund, Port, Airport & Marina Improvements Revenue, Callable 7/1/20 @ 100, 5.000%, 7/1/28	1,649,295
2,000,000	Virginia Public Building Authority, Public Improvements Revenue, Series A, Callable 8/1/21 @ 100, 5.000%, 8/1/26	2,283,720
1,515,000	Virginia Public School Authority, Advance Refunding Revenue, Callable 8/1/25 @ 100 (State Aid Withholding), 5.000%, 8/1/26	1,848,133
1,525,000	Western Regional Jail Authority, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,837,671
700,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, 5.000%, 1/1/22	799,687
920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	1,066,832

		95,747,238

	Total Municipal Bonds (Cost $93,912,373)	97,706,416

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Shares		Fair Value
MONEY MARKET FUND — 0.7%
737,306	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(a)	$737,306

	Total Money Market Fund (Cost $737,306)	737,306

Total Investments — 99.2% (Cost $94,649,679)		98,443,722
Net Other Assets (Liabilities) — 0.8%		752,212

NET ASSETS — 100.0%		$99,195,934

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

CR — Custodial Receipts

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.5%
$1,060,000	Berkeley County, WV, Building Commission, Judicial Center Project, Refunding Revenue, Callable 9/1/21 @ 100, 4.500%, 9/1/23	$1,160,308
1,085,000	Berkeley County, WV, Building Commission, Lease Refunding Revenue, Callable 12/1/22 @ 100, 4.000%, 12/1/26	1,167,742
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/1/23 @ 100, (BAM), 4.500%, 10/1/32	1,633,140
655,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, Callable 11/6/17 @100, 5.000%, 3/1/22	656,958
1,080,000	Braxton County, WV, Board of Education, Public School, Advance Refunding G.O., Callable 5/1/26 @ 100, (West Virginia Board Commission), 5.000%, 5/1/28	1,282,619
1,090,000	Charles Town, WV, Waterworks & Sewerage System, Water Utility Improvements Revenue, Series A, Callable 3/1/26 @100, (BAM), 4.500%, 3/1/36	1,185,473
1,005,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,124,474
1,495,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series B, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,672,726
1,100,000	Fairmont, WV, Waterworks Refunding Revenue, Series D, Callable 7/1/19 @100, (AGM), 4.000%, 7/1/24	1,135,717
1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/26	1,558,148
1,560,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/27	1,747,559
1,545,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., (West Virginia Board Commission), 5.000%, 5/1/20	1,688,808
1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	1,148,280
675,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/31	760,732
965,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/33	1,087,565
915,000	Monongalia County, WV, Building Commission, Health System Obligated Group Refunding Revenue, Callable 7/1/21 @ 100, OID, 6.250%, 7/1/31	1,038,635
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	2,355,880

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
$1,000,000	Ohio County, WV, Country Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Callable 6/1/22 @ 100, 4.750%, 6/1/31	$1,040,360
1,000,000	Parkersburg, WV, Combined Waterworks & Sewerage System, Refunding Revenue, Series A, Callable 8/1/21 @ 100, (BAM), 4.000%, 8/1/22	1,083,660
1,210,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/23	1,318,561
1,165,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,264,689
1,655,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 4.000%, 5/1/21	1,807,128
1,285,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, 5.000%, 5/1/22	1,431,927
1,410,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, Callable 5/1/22 @ 100, 5.000%, 5/1/27	1,528,369
1,005,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 5/1/19	1,051,753
1,000,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., Callable 5/1/20 @ 100, (West Virginia Board Commission), 4.000%, 5/1/22	1,075,150
1,105,000	School Building Authority of West Virginia, Capital Improvements, Refunding Revenue, Series A, Callable 11/1/17 @ 100 (NATL), 5.000%, 7/1/18	1,108,912
2,200,000	School Building Authority of West Virginia, Capital Improvements, Refunding Revenue, Series A, Callable 11/1/17 @ 100 (NATL), 5.000%, 7/1/20	2,207,788
500,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/27	597,650
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/28	1,504,098
1,675,000	School Building Authority of West Virginia, School Improvements Revenue, Series A, Callable 7/1/25 @100, 5.000%, 7/1/28	1,987,321
2,000,000	State of West Virginia, Refunding G.O., 5.000%, 11/1/26	2,477,540
1,295,000	Wayne County, WV, Board of Education, Public School Improvements, G.O., Callable 6/1/24 @ 100, (West Virginia Board Commission), 4.000%, 6/1/25	1,464,295
2,000,000	West Virginia Commissioner Of Highways, Highway Improvements Revenue, Series A, 5.000%, 9/1/21	2,269,420
3,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/25	3,450,600

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2017

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
$3,685,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	$4,238,487
1,185,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, 5.000%, 7/1/27	1,457,325
1,145,000	West Virginia Economic Development Authority, Lottery Recreational Facilities Improvements Revenue, Series A, Callable 7/1/27 @ 100, 5.000%, 7/1/28	1,394,186
1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	1,214,153
1,890,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, Callable 12/15/18 @ 100, 3.000%, 12/15/19	1,931,278
1,000,000	West Virginia Higher Education Policy Commission, Higher Education Facilities, Refunding Revenue, Series A, 5.000%, 4/1/20	1,089,880
945,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center Inc., Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 9/1/24 @100, 5.000%, 9/1/25	1,084,369
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100, OID, 5.375%, 6/1/38	2,247,080
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	612,407
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	732,545
1,890,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A, (AMBAC), 5.375%, 7/1/21	2,092,135
2,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL), 5.250%, 5/15/19	2,130,100
1,000,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26	1,179,000
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,969,829

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
$1,500,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, 5.000%, 10/1/20	$1,666,110
1,750,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/30	1,986,880
1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	1,737,835
520,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/24	616,377
1,000,000	West Virginia Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, 5.000%, 11/1/25	1,195,090
2,205,000	Wood County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/25	2,521,572
1,295,000	Wood County, WV, Board Of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 6/1/26	1,485,831
1,550,000	Wood County, WV, Board of Education, Public School Improvements, G.O., Callable 6/1/27 @ 100, (West Virginia Board Commission), 3.000%, 6/1/29	1,551,379

	Total Municipal Bonds (Cost $84,881,613)	88,207,833

Shares
MONEY MARKET FUND — 1.3%
1,145,368	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(a)	1,145,368

	Total Money Market Fund (Cost $1,145,368)	1,145,368

Total Investments — 98.8% (Cost $86,026,981)		89,353,201
Net Other Assets (Liabilities) — 1.2%		1,086,285

NET ASSETS — 100.0%		$90,439,486

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

BAM—Build America Mutual

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital Diversified Income Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
EQUITY FUNDS — 36.6%
67,010	First Trust DJ Global Select Dividend Index Fund	$1,728,858
43,126	Global SuperDividend U.S. ETF	1,100,144
117,504	Global X MLP ETF	1,209,116
215,926	Madison Covered Call & Equity Income Fund	1,992,994
24,276	SPDR S&P Global Dividend ETF	1,649,069
12,959	Vanguard High Dividend Yield ETF	1,050,586

	Total Equity Funds (Cost $8,206,086)	8,730,767

FIXED INCOME FUNDS — 62.9%
81,575	DoubleLine Total Return Bond Fund	872,853
105,474	Guggenheim Floating Rate Strategies Fund	2,744,439
7,377	iShares 20+ Year Treasury Bond ETF	920,354
56,274	PowerShares Emerging Markets Sovereign Debt Portfolio	1,675,277
72,857	Principal Preferred Securities Fund	761,356
236,712	Stone Ridge High Yield Reinsurance Risk Premium Fund	2,128,039
163,761	VanEck Vectors Fallen Angel High Yield Bond ETF	4,963,596
30,880	VanEck Vectors High-Yield Municipal Index ETF	966,853

	Total Fixed Income Funds (Cost $14,624,421)	15,032,767

Shares		Fair Value
MONEY MARKET FUND — 0.8%
184,922	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(a)	$184,922

	Total Money Market Fund (Cost $184,922)	184,922

Total Investments — 100.3% (Cost $23,015,429)		23,948,456
Net Other Assets (Liabilities) — (0.3)%		(77,168)

NET ASSETS — 100.0%		$23,871,288

(a) Represents the current yield as of report date.

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
EQUITY FUNDS — 66.6%
758,440	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$8,919,253
209,374	Sterling Capital Equity Income Fund, Institutional Shares(a)	4,373,817
337,412	Sterling Capital Long/Short Equity Fund, Institutional Shares(a)(b)	3,154,798
165,887	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	4,254,991

	Total Equity Funds (Cost $17,420,175)	20,702,859

FIXED INCOME FUND — 32.7%
958,185	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	10,156,763

	Total Fixed Income Fund (Cost $9,936,420)	10,156,763

MONEY MARKET FUND — 0.6%
200,988	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(c)	200,988

	Total Money Market Fund (Cost $200,988)	200,988

Total Investments — 99.9% (Cost $27,557,583)		31,060,610
Net Other Assets (Liabilities) — 0.1%		15,634

NET ASSETS — 100.0%		$31,076,244

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents non-income producing security.
(c)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Growth Fund
Schedule of Portfolio Investments
September 30, 2017

Shares		Fair Value
EQUITY FUNDS — 83.2%
742,596	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$8,732,934
199,299	Sterling Capital Equity Income Fund, Institutional Shares(a)	4,163,361
313,902	Sterling Capital Long/Short Equity Fund, Institutional Shares(a)(b)	2,934,988
158,748	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	4,071,874

	Total Equity Funds (Cost $16,654,789)	19,903,157

FIXED INCOME FUND — 16.4%
370,972	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	3,932,304

	Total Fixed Income Fund (Cost $3,962,991)	3,932,304

MONEY MARKET FUND — 0.4%
92,925	Federated Treasury Obligations Fund, Institutional Shares, 0.870%(c)	92,925

	Total Money Market Fund (Cost $92,925)	92,925

Total Investments — 100.0% (Cost $20,710,705)		23,928,386
Net Other Assets (Liabilities) — 0.0%		5,876

NET ASSETS — 100.0%		$23,934,262

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents non-income producing security.
(c)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2017

Assets:	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investments at fair value (a)	$306,370,483	$669,787,738
Cash	—	—
Cash held at broker for securities sold short	—	—
Foreign currency, at value (cost $ —, $ —, $ —, $ —, $ —, $174,733, $ —, $ — and $ —, respectively)	—	—
Interest and dividends receivable	330,443	957,151
Receivable for investments sold	—	—
Receivable for capital shares issued	301,687	849,543
Receivable from Advisor	—	—
Prepaid and other expenses	22,910	28,527

Total Assets	307,025,523	671,622,959

Liabilities:
Call options written (premiums received $ —, $ —, $ —, $689,781, $80,298, $ —, $ —, $ — and $ —, respectively)	—	—
Securities sold short, at value (proceeds $ —, $ —, $ —, $ —, $ —, $8,776,850, $ —, $ — and $ —, respectively)	—	—
Distributions payable	—	—
Payable for investments purchased	—	—
Payable for capital shares redeemed	2,974	318,178
Payable for dividends on short sales	—	—
Accrued expenses and other payables:
Investment advisory fees	111,184	375,158
Accounting out-of-pocket fees	2,613	3,367
Administration fees	20,410	44,270
Audit fees	16,057	35,526
Compliance service fees	309	632
Distribution (12b-1) fees	7,503	10,254
Transfer agent fees	21,245	67,180
Other fees and liabilities	15,740	34,220

Total Liabilities	198,035	888,785

Net Assets	$306,827,488	$670,734,174

Net Assets Consist of:
Capital	$256,165,598	$519,077,215
Undistributed (distributions in excess of) net investment income (loss)	1,711,661	—
Accumulated realized gain (loss)	21,925	23,670,949
Net unrealized appreciation (depreciation)	48,928,304	127,986,010

Net Assets	$306,827,488	$670,734,174

Net Assets
Class A Shares	$33,358,445	$33,502,930
Class C Shares	965,512	4,362,800
Institutional Shares	272,503,531	632,866,896
Class R Shares	—	1,548

Total	$306,827,488	$670,734,174

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,610,897	1,789,488
Class C Shares	47,956	260,340
Institutional Shares	13,085,672	33,307,897
Class R Shares	—	85

Total	14,744,525	35,357,810

Net Asset Value
Class A Shares - redemption price per share	$20.71	$18.72

Class C Shares - offering price per share**	$20.13	$16.76

Institutional Shares	$20.82	$19.00

Class R Shares	$—	$18.15	*

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$21.97	$19.86

(a) Investments at cost	$257,442,179	$541,801,728

*

The Sterling Capital Mid Value Fund net asset value for Class R and Sterling Capital Stratton Mid Cap Value Fund net asset value for Class A and Class C Shares is calculated using unrounded net assets of $1,547.53, $107,675.31 and $1,294.15 divided by the unrounded shares of 85.26, 1,625.79 and 19.79, respectively.

**	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund	Sterling Capital Stratton Mid Cap Value Fund
$217,350,744	$1,146,365,325	$1,564,851,719	$33,804,117	$81,977,921	$9,729,949	$66,132,966
—	—	—	222	—	—	—
—	—	—	8,732,939	—	—	—
—	—	—	—	173,376	—	—
386,316	817,761	1,337,607	21,391	351,998	13,621	51,407
—	1,705,926	2,661,902	617,726	—	147,235	—
319,064	2,315,417	1,474,051	1,000	71	14,961	71
—	—	—	—	—	5,076	—
13,782	32,419	34,237	11,976	2,547	6,537	8,970

218,069,906	1,151,236,848	1,570,359,516	43,189,371	82,505,913	9,917,379	66,193,414

—	1,013,750	142,500	—	—	—	—
—	—	—	8,422,685	—	—	—
—	—	33	—	—	—	—
—	1,698,816	199,232	1,346,925	—	—	—
87	1,142,653	1,364,161	27,989	—	—	—
—	—	—	4,400	—	—	—

102,645	605,206	698,487	35,230	26,734	—	37,185
4,108	5,161	7,023	4,666	10,947	571	873
14,131	76,915	104,908	2,188	5,521	656	4,388
11,143	62,237	88,586	1,976	4,098	511	3,526
240	1,017	1,341	89	124	70	115
2,004	193,390	263,891	172	152	1,931	22
16,308	136,258	196,527	2,498	5,145	1,264	4,979
10,975	59,145	82,042	8,601	8,172	493	3,528

161,641	4,994,548	3,148,731	9,857,419	60,893	5,496	54,616

$217,908,265	$1,146,242,300	$1,567,210,785	$33,331,952	$82,445,020	$9,911,883	$66,138,798

$162,285,907	$732,472,680	$988,754,501	$51,774,982	$66,791,338	$8,692,822	$39,893,516
1,128,976	535,498	21,736	(396,924)	1,957,602	—	196,283
7,599,577	80,978,638	116,014,537	(21,607,079)	693,968	126,713	1,570,012
46,893,805	332,255,484	462,420,011	3,560,973	13,002,112	1,092,348	24,478,987

$217,908,265	$1,146,242,300	$1,567,210,785	$33,331,952	$82,445,020	$9,911,883	$66,138,798

$9,280,673	$343,873,256	$348,427,452	$390,661	$509,860	$4,037,782	$107,675
191,166	149,891,808	234,108,195	119,194	58,755	1,414,256	1,294
208,403,900	652,211,326	980,981,572	32,822,097	81,876,405	4,459,845	66,029,829
32,526	265,910	3,693,566	—	—	—	—

$217,908,265	$1,146,242,300	$1,567,210,785	$33,331,952	$82,445,020	$9,911,883	$66,138,798

504,659	14,028,760	16,720,875	42,177	43,398	343,766	1,625
10,808	7,177,121	11,333,546	13,237	5,047	121,222	20
11,231,809	25,423,904	46,967,744	3,508,264	6,961,040	378,955	993,440
1,775	10,728	178,476	—	—	—	—

11,749,051	46,640,513	75,200,641	3,563,678	7,009,485	843,943	995,085

$18.39	$24.51	$20.84	$9.26	$11.75	$11.75	$66.23	*

$17.69	$20.88	$20.66	$9.00	$11.64	$11.67	$65.40	*

$18.55	$25.65	$20.89	$9.36	$11.76	$11.77	$66.47

$18.32	$24.79	$20.70	$—	$—	$—	$—

5.75%	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%

$19.51	$26.01	$22.11	$9.82	$12.47	$12.46	$70.27

$170,456,939	$813,785,872	$1,102,369,506	$30,597,309	$68,979,692	$8,637,601	$41,653,979

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2017

Assets:	Sterling Capital Stratton Real Estate Fund	Sterling Capital Stratton Small Cap Value Fund
Investments at fair value (a)	$96,191,590	$1,184,473,344
Cash	—	—
Interest and dividends receivable	381,390	1,676,938
Receivable for capital shares issued	68,900	663,813
Prepaid expenses	11,071	20,745

Total Assets	96,652,951	1,186,834,840

Liabilities:
Cash overdraft	—	—
Distributions payable	192	—
Payable for investments purchased	—	—
Payable for capital shares redeemed	13,036	1,063,579
Accrued expenses and other payables:
Investment advisory fees	46,229	797,924
Accounting out-of-pocket fees	910	5,538
Administration fees	6,642	77,541
Audit Fees	5,297	66,720
Compliance service fees	140	1,005
Distribution (12b-1) fees	82	187
Transfer agent fees	9,594	130,374
Other fees	5,240	81,235

Total Liabilities	87,362	2,224,103

Net Assets	$96,565,589	$1,184,610,737

Net Assets Consist of:
Capital	$61,759,769	$433,963,710
Undistributed (distributions in excess of) net investment income	(193)	1,672,230
Accumulated realized gain (loss)	3,578,487	71,489,899
Net unrealized appreciation (depreciation)	31,227,526	677,484,898

Net Assets	$96,565,589	$1,184,610,737

Net Assets
Class A Shares	$301,840	$529,347
Class C Shares	64,280	107,140
Institutional Shares	96,199,469	1,183,974,250
Class R Shares	—	—

Total	$96,565,589	$1,184,610,737

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	8,149	5,888
Class C Shares	1,742	1,207
Institutional Shares	2,593,047	13,128,146
Class R Shares	—	—

Total	2,602,938	13,135,241

Net Asset Value
Class A Shares - redemption price per share	$37.04	$89.91	*

Class C Shares - offering price per share**	$36.91 *	$88.75	*

Institutional Shares	$37.10	$90.19

Class R Shares	$—	$—

Maximum Sales Charge - Class A Shares	5.75%	5.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$39.30	$95.40

(a) Investments at cost	$64,964,064	$506,988,446

*

The Sterling Capital Stratton Real Estate Fund net asset value for Class C, Sterling Capital Stratton Small Cap Value Fund net asset value for Class A and Class C, and Sterling Capital Kentucky Intermediate Tax-Free Fund net asset value for Class C is calculated using unrounded net assets of $64,279.93, $529,347.36, $107,140.06 and $1,564.47 divided by the unrounded shares of 1,741.549, 5,887.63, 1,207.27, and 152.16, respectively.

**	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund
$38,347,200	$75,185,567	$22,305,238	$1,082,144,458	$29,967,612	$39,628,409	$11,959,312
—	—	3,750	64,073	1,804	—	—
210,504	497,719	135,168	6,524,573	302,252	117,579	164,730
543	15,525	135	3,972,051	38,374	—	2,659
13,658	12,537	6,374	31,096	4,024	7,703	1,929

38,571,905	75,711,348	22,450,665	1,092,736,251	30,314,066	39,753,691	12,128,630

—	—	—	—	—	853	—
3,627	93,677	26,266	931,679	136	2,405	14,377
—	791,966	—	14,103,417	295,732	—	—
2,922	21,639	1,130	446,819	109,333	59,056	4,891

3,188	12,481	5,888	235,692	8,608	10,345	3,538
8,577	9,823	2,166	21,384	5,864	9,048	1,615
2,633	5,155	1,520	72,114	2,032	2,757	835
2,533	4,529	1,359	50,450	1,675	2,342	691
94	130	83	837	87	96	73
960	2,460	1,602	20,613	111	45	845
3,301	6,366	2,041	95,285	2,131	2,961	985
2,461	4,484	1,405	65,937	2,145	2,874	728

30,296	952,710	43,460	16,044,227	427,854	92,782	28,578

$38,541,609	$74,758,638	$22,407,205	$1,076,692,024	$29,886,212	$39,660,909	$12,100,052

$39,601,862	$82,705,646	$22,767,254	$1,082,306,119	$29,214,529	$41,015,069	$11,568,363
(1,683)	(4,689)	252,932	952,269	(136)	81	12,809
(1,000,531)	(7,895,635)	(702,595)	(16,344,790)	139,884	(1,805,946)	32,587
(58,039)	(46,684)	89,614	9,778,426	531,935	451,705	486,293

$38,541,609	$74,758,638	$22,407,205	$1,076,692,024	$29,886,212	$39,660,909	$12,100,052

$4,662,947	$5,745,794	$5,418,066	$72,030,245	$372,014	$94,315	$4,072,307
—	1,546,241	577,222	7,582,234	42,930	33,748	1,564
33,878,662	67,466,603	16,411,917	997,074,124	29,471,268	39,532,846	8,026,181
—	—	—	5,421	—	—	—

$38,541,609	$74,758,638	$22,407,205	$1,076,692,024	$29,886,212	$39,660,909	$12,100,052

476,473	661,086	546,860	6,800,102	36,297	9,490	396,395
—	177,990	58,354	714,775	4,196	3,397	152
3,462,088	7,762,694	1,654,908	94,085,748	2,876,667	3,973,434	782,413
—	—	—	514	—	—	—

3,938,561	8,601,770	2,260,122	101,601,139	2,917,160	3,986,321	1,178,960

$9.79	$8.69	$9.91	$10.59	$10.25	$9.94	$10.27

$—	$8.69	$9.89	$10.61	$10.23	$9.93	$10.28	*

$9.79	$8.69	$9.92	$10.60	$10.24	$9.95	$10.26

$—	$—	$—	$10.55	$—	$—	$—

0.50%	2.00%	2.00%	5.75%	2.00%	2.00%	2.00%

$9.84	$8.87	$10.11	$11.24	$10.46	$10.14	$10.48

$38,405,239	$75,232,251	$22,215,624	$1,072,366,032	$29,435,677	$39,176,704	$11,473,019

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2017

Assets:	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund
Investments at fair value - unaffiliated (a)	$23,218,048	$188,289,651
Investments at fair value - affiliated (b)	—	—
Interest and dividends receivable - unaffiliated	261,281	2,660,920
Dividends receivable - affiliated	—	—
Receivable for capital shares issued	—	430
Prepaid and other expenses	6,554	8,528

Total Assets	23,485,883	190,959,529

Liabilities:
Distributions payable	27,410	218,907
Payable for investments purchased	—	—
Payable for capital shares redeemed	4,642	182,712
Accrued expenses and other payables:
Investment advisory fees	6,839	55,932
Administration fees	1,614	13,203
Audit fees	1,523	11,204
Compliance service fees	84	227
Distribution (12b-1) fees	1,724	13,339
Printing fees	672	4,930
Transfer agent fees	2,089	14,851
Other fees	3,135	12,695

Total Liabilities	49,732	528,000

Net Assets	$23,436,151	$190,431,529

Net Assets Consist of:
Capital	$22,260,653	$183,669,099
Undistributed net investment income (loss)	17,735	98,063
Accumulated realized gain (loss)	90,225	(1,309,942)
Net unrealized appreciation	1,067,538	7,974,309

Net Assets	$23,436,151	$190,431,529

Net Assets
Class A Shares	$5,817,934	$45,356,531
Class C Shares	627,002	4,590,564
Institutional Shares	16,991,215	140,484,434

Total	$23,436,151	$190,431,529

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	527,930	4,207,454
Class C Shares	56,878	426,128
Institutional Shares	1,539,290	13,032,186

Total	2,124,098	17,665,768

Net Asset Value
Class A Shares - redemption price per share	$11.02	$10.78

Class C Shares - offering price per share*	$11.02	$10.77

Institutional Shares	$11.04	$10.78

Maximum Sales Charge - Class A Shares	2.00%	2.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.25	$11.00

Investments at cost:
(a) Investments at cost - unaffiliated	$22,150,510	$180,315,342
(b) Investments at cost - affiliated	$—	$—

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund
$86,082,831	$98,443,722	$89,353,201	$23,948,456	$200,988	$92,925
—	—	—	—	30,859,622	23,835,461
1,087,450	1,197,331	1,249,981	39,809	—	—
—	—	—	—	24,550	9,543
12,837	5,458	21,097	94	544	12
4,430	8,411	7,563	3,965	5,981	6,748

87,187,548	99,654,922	90,631,842	23,992,324	31,091,685	23,944,689

90,130	116,883	109,756	1,658	141	74
—	—	—	39,687	—	—
23,017	276,026	21,719	62,795	2,162	835

25,518	28,827	26,110	4,935	—	—
6,023	6,804	6,163	1,631	—	—
4,946	5,893	5,280	1,781	1,734	1,281
135	146	136	82	88	82
4,525	6,522	6,849	4,000	6,776	4,977
2,174	2,595	2,324	789	763	563
6,712	7,906	7,397	2,612	2,614	1,652
7,000	7,386	6,622	1,066	1,163	963

170,180	458,988	192,356	121,036	15,441	10,427

$87,017,368	$99,195,934	$90,439,486	$23,871,288	$31,076,244	$23,934,262

$84,668,855	$95,847,003	$86,929,699	$29,110,393	$31,689,952	$27,289,861
28,159	63,206	67,797	36,561	8,861	1,484
(582,808)	(508,318)	115,770	(6,208,693)	(4,125,596)	(6,574,764)
2,903,162	3,794,043	3,326,220	933,027	3,503,027	3,217,681

$87,017,368	$99,195,934	$90,439,486	$23,871,288	$31,076,244	$23,934,262

$15,831,687	$27,480,798	$30,134,008	$14,753,847	$30,180,859	$22,835,630
1,439,717	935,300	738,603	1,155,377	784,549	406,896
69,745,964	70,779,836	59,566,875	7,962,064	110,836	691,736

$87,017,368	$99,195,934	$90,439,486	$23,871,288	$31,076,244	$23,934,262

1,426,104	2,336,352	3,000,730	1,367,634	2,537,741	1,918,364
129,729	79,529	73,524	107,993	67,243	35,472
6,325,691	6,019,292	5,925,107	729,081	9,250	57,980

7,881,524	8,435,173	8,999,361	2,204,708	2,614,234	2,011,816

$11.10	$11.76	$10.04	$10.79	$11.89	$11.90

$11.10	$11.76	$10.05	$10.70	$11.67	$11.47

$11.03	$11.76	$10.05	$10.92	$11.98	$11.93

2.00%	2.00%	2.00%	5.75%	5.75%	5.75%

$11.33	$12.00	$10.25	$11.45	$12.62	$12.63

$83,179,669	$94,649,679	$86,026,981	$23,015,429	$200,988	$92,925
$—	$—	$—	$—	$27,356,595	$20,617,780

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2017

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Interest income	$—	$—
Dividend income	8,023,037	6,813,811
Foreign tax withholding	—	—

Total investment income	8,023,037	6,813,811

Expenses:
Investment advisory fees (See Note 5)	1,310,076	4,515,061
Administration fees (See Note 5)	240,276	532,325
Distribution fees - Class A Shares (See Note 5)	79,656	82,335
Distribution fees - Class B Shares (See Note 5)	902	1,155
Distribution fees - Class C Shares (See Note 5)	10,337	50,265
Distribution fees - Class R Shares (See Note 5)	—	2
Compliance service fees (See Note 5)	3,327	6,944
Trustee fees	23,928	52,810
Accounting and out-of-pocket fees	10,148	14,322
Audit fees	25,244	55,937
Custodian fees	13,972	30,907
Fund accounting fees (See Note 5)	21,835	48,376
Interest expense (See Note 7)	—	—
Legal fees	34,764	76,232
Offering costs	—	—
Printing fees	22,736	46,396
Transfer agent fees (See Note 5)	83,620	339,836
Other fees	65,659	101,634

Total expenses excluding dividend expense and service fee on securities sold short	1,946,480	5,954,537
Dividend expense	—	—
Service fee on securities sold short	—	—

Total expenses before waivers	1,946,480	5,954,537
Less expenses waived by the Investment Advisor (See Note 5)	—	—

Net expenses	1,946,480	5,954,537

Net investment income (loss)	6,076,557	859,274

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	19,515,133	36,656,141
Written options	—	—
Foreign currency transactions	—	—
Short sales	—	—
Change in unrealized appreciation/depreciation on:
Investments	25,080,854	53,440,681
Written options	—	—
Foreign currency transactions	—	—
Short sales	—	—

Total realized and unrealized gain (loss)	44,595,987	90,096,822

Change in net assets from operations	$50,672,544	$90,956,096

* Commencement of operations was October 3, 2016.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund*	Sterling Capital Stratton Mid Cap Value Fund

$—	$—	$—	$164,909	$—	$—	$—
3,612,351	13,377,568	45,938,671	333,226	2,607,952	79,588	784,892
(502)	—	(536,624)	(2,738)	(187,168)	(521)	(3,320)

3,611,849	13,377,568	45,402,047	495,397	2,420,784	79,067	781,572

1,309,245	7,335,257	8,857,420	540,875	490,718	55,742	445,630
166,984	931,495	1,329,334	29,770	61,070	6,569	52,549
23,529	882,073	1,095,032	984	1,050	7,479	204
425	6,413	5,257	—	—	—	—
3,267	1,688,638	2,541,313	1,586	527	11,246	12
29	1,460	14,302	—	—	—	—
2,439	11,817	16,702	748	1,126	464	1,026
16,496	94,078	136,492	3,053	6,091	599	5,298
13,778	23,382	32,818	14,170	33,329	2,180	3,661
17,532	97,975	139,765	3,219	6,411	1,273	5,641
9,917	53,213	75,961	2,021	30,081	639	3,241
15,177	84,638	120,783	60,672	5,549	596	4,775
—	541	—	768	20	—	—
23,479	136,686	195,775	25,543	8,745	13,083	7,677
—	—	—	—	—	6,757	—
16,345	93,298	128,230	4,027	6,735	10,195	3,652
70,522	753,327	1,367,300	18,034	23,381	4,716	24,236
52,563	169,783	177,270	35,566	26,288	6,850	25,984

1,741,727	12,364,074	16,233,754	741,036	701,121	128,388	583,586
—	—	—	230,063	—	—	—
—	—	—	272,561	—	—	—

1,741,727	12,364,074	16,233,754	1,243,660	701,121	128,388	583,586
(95,077)	—	—	(16,719)	(194,798)	(46,754)	(4,247)

1,646,650	12,364,074	16,233,754	1,226,941	506,323	81,634	579,339

1,965,199	1,013,494	29,168,293	(731,544)	1,914,461	(2,567)	202,233

11,740,082	92,864,544	143,837,380	3,007,558	2,349,244	151,598	2,543,953
—	983,341	1,233,367	83,235	—	—	—
—	—	12,181	390	(36,536)	—	—
—	—	—	(1,383,807)	—	—	—

24,476,737	72,562,613	66,800,174	1,917,933	11,625,661	1,092,348	8,606,305
—	44,115	(70,893)	(2,898)	—	—	—
—	—	—	(2)	5,485	—	—
—	—	—	(98,387)	—	—	—

36,216,819	166,454,613	211,812,209	3,524,022	13,943,854	1,243,946	11,150,258

$38,182,018	$167,468,107	$240,980,502	$2,792,478	$15,858,315	$1,241,379	$11,352,491

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2017

	Sterling Capital Stratton Real Estate Fund	Sterling Capital Stratton Small Cap Value Fund	Sterling Capital Ultra Short Bond Fund	Sterling Capital Short Duration Bond Fund
Investment Income:
Interest income	$—	$—	$629,572	$1,464,545
Dividend income	2,877,507	15,372,456	5,314	35,272

Total investment income	2,877,507	15,372,456	634,886	1,499,817

Expenses:
Investment advisory fees (See Note 5)	546,581	10,412,525	92,395	246,985
Administration fees (See Note 5)	78,475	1,011,056	38,144	67,972
Distribution fees - Class A Shares (See Note 5)	496	814	13,733	16,418
Distribution fees - Class B Shares (See Note 5)	—	—	—	—
Distribution fees - Class C Shares (See Note 5)	232	1,002	—	17,759
Distribution fees - Class R Shares (See Note 5)	—	—	—	—
Compliance service fees (See Note 5)	1,337	12,758	852	1,223
Trustee fees	7,867	102,741	4,079	6,888
Accounting and out-of-pocket fees	3,585	25,041	28,939	30,366
Audit fees	8,138	106,919	4,024	7,160
Custodian fees	4,687	58,231	2,419	4,134
Fund accounting fees (See Note 5)	7,129	91,875	3,465	6,175
Interest expense (See Note 7)	381	—	—	—
Legal fees	11,585	145,602	5,841	10,064
Printing fees	5,970	85,088	3,770	6,336
Registration fees	27,197	48,961	31,232	33,685
Transfer agent fees (See Note 5)	59,131	883,456	23,873	27,940
Other fees	4,495	49,079	4,174	6,574

Total expenses before waivers	767,286	13,035,148	256,940	489,679
Less expenses waived by the Investment Advisor (See Note 5)	(12,692)	—	(46,198)	(82,328)

Net expenses	754,594	13,035,148	210,742	407,351

Net investment income	2,122,913	2,337,308	424,144	1,092,466

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,939,296	82,152,610	5,950	(87,137)
Change in unrealized appreciation/depreciation on investments	(4,404,129)	147,809,607	118,167	33,904

Total realized and unrealized gain	(1,464,833)	229,962,217	124,117	(53,233)

Change in net assets from operations	$658,080	$232,299,525	$548,261	$1,039,233

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund

$595,699	$25,625,397	$1,120,255	$1,233,084	$364,209
1,886	291,573	9,768	2,255	3,023

597,585	25,916,970	1,130,023	1,235,339	367,232

88,696	3,358,088	106,257	148,719	48,040
20,407	749,160	25,063	35,079	10,331
15,280	175,115	1,073	369	10,474
240	1,199	—	—	—
6,412	78,094	454	361	39
—	26	—	—	—
635	9,486	689	812	510
2,097	72,334	2,487	3,581	1,047
7,485	71,701	15,803	27,882	5,706
2,150	78,823	2,641	3,698	1,088
1,387	43,268	1,642	2,235	836
1,853	68,069	2,277	3,187	939
—	—	—	148	—
3,092	153,569	5,319	7,344	1,516
2,358	67,968	1,813	3,306	1,314
19,529	61,508	17,146	2,750	11,113
8,765	414,820	7,265	12,488	3,884
3,859	47,485	3,692	19,697	2,511

184,245	5,450,713	193,621	271,656	99,348
(9,590)	(907,591)	—	(16,996)	(4,239)

174,655	4,543,122	193,621	254,660	95,109

422,930	21,373,848	936,402	980,679	272,123

(326)	1,138,610	191,973	20,227	32,828
(716,174)	(9,697,355)	(442,237)	(532,285)	(326,097)

(716,500)	(8,558,745)	(250,264)	(512,058)	(293,269)

$(293,570)	$12,815,103	$686,138	$468,621	$(21,146)

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2017

	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund
Investment Income:
Interest income	$757,053	$5,830,773
Dividend income - unaffiliated	3,316	15,420
Dividend income - affiliated	—	—

Total investment income	760,369	5,846,193

Expenses:
Investment advisory fees (See Note 5)	107,315	780,477
Administration fees (See Note 5)	22,893	167,627
Distribution fees - Class A Shares (See Note 5)	15,120	118,487
Distribution fees - Class B Shares (See Note 5)	—	—
Distribution fees - Class C Shares (See Note 5)	6,957	52,391
Compliance service fees (See Note 5)	665	2,443
Trustee fees	2,381	17,051
Accounting and out-of-pocket fees	7,248	23,493
Audit fees	2,414	17,666
Custodian fees	1,535	9,728
Fund accounting fees (See Note 5)	2,080	15,229
Interest expense (See Note 7)	2	—
Legal fees	3,489	24,912
Printing fees	2,320	14,850
Registration fees	14,457	13,791
Transfer agent fees (See Note 5)	9,611	68,042
Other fees	3,542	13,393

Total expenses before waivers	202,029	1,339,580
Less expenses waived by the Investment Advisor (See Note 5)	(10,263)	(69,799)

Net expenses	191,766	1,269,781

Net investment income	568,603	4,576,412

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments - unaffiliated	90,250	(1,316,007)
Investments - affiliated	—	—
Distributions from unaffiliated funds	—	—
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	(730,718)	(3,866,576)

Total realized and unrealized gain	(640,468)	(5,182,583)

Change in net assets from operations	$(71,865)	$(606,171)

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund	Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$2,308,952	$2,915,091	$2,767,714	$—	$—	$—
10,996	9,476	6,871	1,505,238	2,162	1,598
—	—	—	—	559,782	343,393

2,319,948	2,924,567	2,774,585	1,505,238	561,944	344,991

344,113	412,414	369,348	81,647	78,634	57,997
73,968	88,377	79,142	26,963	—	—
42,462	75,875	82,751	37,492	76,194	54,925
—	—	—	870	1,108	1,223
16,987	10,287	7,970	11,525	7,489	4,086
1,290	1,468	1,354	715	702	618
7,505	9,097	8,093	2,938	2,628	1,920
15,328	14,384	12,929	1,603	1,493	1,329
7,791	9,310	8,338	2,839	2,731	2,014
4,435	5,216	4,714	1,764	1,725	1,342
6,720	8,029	7,190	2,450	2,359	1,740
—	—	—	—	89	21
10,883	13,311	11,798	4,258	6,656	4,943
6,989	7,916	7,223	3,067	3,122	2,520
12,061	16,340	17,373	20,362	16,226	18,164
31,439	33,134	35,071	13,132	10,868	6,738
6,853	8,200	7,396	4,693	4,202	3,685

588,824	713,358	660,690	216,318	216,226	163,265
(30,518)	(37,740)	(33,808)	—	(78,634)	(57,997)

558,306	675,618	626,882	216,318	137,592	105,268

1,761,642	2,248,949	2,147,703	1,288,920	424,352	239,723

(582,808)	(421,377)	104,033	197,228	106	16
—	—	—	—	182,105	67,891
—	—	—	74,677	—	—
—	—	—	—	83,753	77,650
(1,138,430)	(2,441,251)	(2,037,191)	(530,011)	2,692,215	2,709,231

(1,721,238)	(2,862,628)	(1,933,158)	(258,106)	2,958,179	2,854,788

$40,404	$(613,679)	$214,545	$1,030,814	$3,382,531	$3,094,511

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital
	Behavioral Large Cap
	Value Equity Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
From Investment Activities:
Operations:
Net investment income	$6,076,557	$4,920,661
Net realized gain (loss)	19,515,133	1,705,485
Change in unrealized appreciation/depreciation	25,080,854	15,175,012

Change in net assets from operations	50,672,544	21,801,158

Distributions to Class A Shareholders From:
Net investment income	(491,567)	(490,042)
Net realized gains	—	—
Distributions to Class B Shareholders From:
Net investment income	(643)	(2,410)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(8,310)	(9,659)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(4,597,729)	(4,422,340)
Net realized gains	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	—	—

Change in net assets from shareholder distributions	(5,098,249)	(4,924,451)

Capital Transactions:
Change in net assets from capital transactions	(11,005,526)	1,480,428

Change in net assets	34,568,769	18,357,135
Net Assets:
Beginning of year	272,258,719	253,901,584

End of year	$306,827,488	$272,258,719

Undistributed net investment income	$1,711,661	$214,238

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$859,274	$2,292,082	$1,965,199	$2,236,883	$1,013,494	$311,596
36,656,141	26,467,705	11,740,082	(1,298,426)	93,847,885	24,296,488
53,440,681	47,976,839	24,476,737	13,544,642	72,606,728	54,591,916

90,956,096	76,736,626	38,182,018	14,483,099	167,468,107	79,200,000

—	—	(48,544)	(126,331)	—	—
(991,131)	(6,361,505)	—	(6,036)	(6,462,864)	(40,021,707)

—	—	(127)	(654)	—	—
(7,484)	(129,103)	—	(86)	(26,525)	(650,328)

—	—	(1,321)	(1,838)	—	—
(179,472)	(1,066,172)	—	(154)	(3,913,050)	(24,141,758)

(392,245)	(700,298)	(1,042,074)	(1,963,779)	(376,646)	—
(17,153,010)	(103,244,329)	—	(53,644)	(10,436,329)	(70,796,454)

—	—	(1)	(2)	—	—
(6)	(35)	—	—	(8,322)	(13,392)

(18,723,348)	(111,501,442)	(1,092,067)	(2,152,524)	(21,223,736)	(135,623,639)

10,626,377	(6,685,898)	14,214,014	28,722,387	(121,666,902)	273,741,629

82,859,125	(41,450,714)	51,303,965	41,052,962	24,577,469	217,317,990

587,875,049	629,325,763	166,604,300	125,551,338	1,121,664,831	904,346,841

$670,734,174	$587,875,049	$217,908,265	$166,604,300	$1,146,242,300	$1,121,664,831

$—	$—	$1,128,976	$299,031	$535,498	$—

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$29,168,293	$28,709,088
Net realized gain (loss)	145,082,928	(4,831,315)
Change in unrealized appreciation/depreciation	66,729,281	195,743,768

Change in net assets from operations	240,980,502	219,621,541

Distributions to Class A Shareholders From:
Net investment income	(8,134,764)	(8,174,103)
Net realized gains	(550,868)	(27,622,613)
Distributions to Class B Shareholders From:
Net investment income	(3,110)	(24,417)
Net realized gains	(1,261)	(220,992)
Distributions to Class C Shareholders From:
Net investment income	(2,941,750)	(2,993,617)
Net realized gains	(320,996)	(17,598,263)
Distributions to Institutional Class Shareholders From:
Net investment income	(19,918,050)	(18,004,115)
Net realized gains	(1,109,671)	(50,804,852)
Distributions to Class R Shareholders From:
Net investment income	(51,646)	(31,335)
Net realized gains	(2,596)	(126,200)

Change in net assets from shareholder distributions	(33,034,712)	(125,600,507)

Capital Transactions:
Change in net assets from capital transactions	(326,246,229)	20,172,055
Change in net assets	(118,300,439)	114,193,089
Net Assets:
Beginning of period	1,685,511,224	1,571,318,135

End of period	$1,567,210,785	$1,685,511,224

Undistributed (distributions in excess of) net investment income (loss)	$21,736	$1,928,638

* Commencement of operations was October 3, 2016.

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital SMID Opportunities Fund	Sterling Capital Stratton Mid Cap Value Fund

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2017*	For the Year Ended September 30, 2017	For the Period January 1, 2016 to September 30, 2016

$(731,544)	$(1,071,201)	$1,914,461	$838,207	$(2,567)	$202,233	$81,614
1,707,376	(21,126,189)	2,312,708	(187,564)	151,598	2,543,953	(895,187)
1,816,646	18,507,697	11,631,146	2,237,279	1,092,348	8,606,305	4,734,573

2,792,478	(3,689,693)	15,858,315	2,887,922	1,241,379	11,352,491	3,921,000

—	—	(5,337)	(10,316)	(1,611)	(47)	—
—	(25,974)	—	—	—	(328)	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	(451)	(437)	—	—	—
—	(8,379)	—	—	—	(5)	—

—	—	(1,170,042)	(425,049)	(4,317)	(85,765)	—
—	(1,760,963)	—	—	—	(293,559)	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	(1,795,316)	(1,175,830)	(435,802)	(5,928)	(379,704)	—

(11,553,948)	(56,339,230)	(2,592,999)	48,751,547	8,676,432	(8,367,488)	(4,753,401)
(8,761,470)	(61,824,239)	12,089,486	51,203,667	9,911,883	2,605,299	(832,401)

42,093,422	103,917,661	70,355,534	19,151,867	—	63,533,499	64,365,900

$33,331,952	$42,093,422	$82,445,020	$70,355,534	$9,911,883	$66,138,798	$63,533,499

$(396,924)	$—	$1,957,602	$844,070	$—	$196,283	$85,802

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Stratton Real Estate Fund
	For the Year Ended September 30, 2017	For the Period January 1, 2016 to September 30, 2016
From Investment Activities:
Operations:
Net investment income	$2,122,913	$1,613,128
Net realized gain	2,939,296	2,500,157
Change in unrealized appreciation/depreciation	(4,404,129)	6,959,598

Change in net assets from operations	658,080	11,072,883

Distributions to Class A Shareholders From:
Net investment income	(5,791)	(982)
Net realized gains	(5,214)	—
Distributions to Class C Shareholders From:
Net investment income	(479)	(108)
Net realized gains	(984)	—
Distributions to Institutional Class Shareholders From:
Net investment income	(3,051,930)	(1,308,182)
Net realized gains	(4,309,765)	—

Change in net assets from shareholder distributions	(7,374,163)	(1,309,272)

Capital Transactions:
Change in net assets from capital transactions	(1,541,548)	(1,140,944)
Redemption Fees	—	—

Change in net assets	(8,257,631)	8,622,667
Net Assets:
Beginning of period	104,823,220	96,200,553

End of period	$96,565,589	$104,823,220

Undistributed (distributions in excess of) net investment income	$(193)	$1,613,104

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund

For the Year Ended September 30, 2017	For the Period January 1, 2016 to September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$2,337,308	$1,644,272	$424,144	$408,789
82,152,610	66,753,095	5,950	624
147,809,607	60,734,126	118,167	157,845

232,299,525	129,131,493	548,261	567,258

(115)	—	(71,543)	(123,196)
(8,487)	—	—	—

—	—	—	—
(3,494)	—	—	—

(2,079,928)	—	(630,638)	(677,327)
(61,347,981)	—	—	—

(63,440,005)	—	(702,181)	(800,523)

(197,746,684)	(72,213,719)	(21,737,857)	16,987,987
1,457	4	—	—

(28,885,707)	56,917,778	(21,891,777)	16,754,722

1,213,496,444	1,156,578,666	60,433,386	43,678,664

$1,184,610,737	$1,213,496,444	$38,541,609	$60,433,386

$1,672,230	$1,646,853	$(1,683)	$(1,684)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
From Investment Activities:
Operations:
Net investment income	$1,092,466	$1,091,866
Net realized gain (loss)	(87,137)	(81,804)
Change in unrealized appreciation/depreciation	33,904	791,096

Change in net assets from operations	1,039,233	1,801,158

Distributions to Class A Shareholders From:
Net investment income	(156,953)	(194,613)
Net realized gains	—	—
Distributions to Class B Shareholders From:
Net investment income	—	—
Distributions to Class C Shareholders From:
Net investment income	(29,145)	(39,043)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(1,953,116)	(2,081,589)
Net realized gains	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—

Change in net assets from shareholder distributions	(2,139,214)	(2,315,245)

Capital Transactions:
Change in net assets from capital transactions	(10,733,229)	(1,773,747)

Change in net assets	(11,833,210)	(2,287,834)
Net Assets:
Beginning of year	86,591,848	88,879,682

End of year	$74,758,638	$86,591,848

Undistributed (distributions in excess of) net investment income	$(4,689)	$(327)

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$422,930	$405,377	$21,373,848	$18,380,562	$936,402	$1,590,895
(326)	122,704	1,138,610	3,232,622	191,973	215,255
(716,174)	193,451	(9,697,355)	19,293,448	(442,237)	967,977

(293,570)	721,532	12,815,103	40,906,632	686,138	2,774,127

(126,044)	(130,952)	(1,963,457)	(1,821,689)	(12,187)	(10,805)
—	—	—	—	(1,621)	—

(281)	(1,179)	(2,480)	(16,144)	—	—

(8,445)	(8,319)	(160,528)	(147,024)	(950)	(741)
—	—	—	—	(179)	—

(415,985)	(415,851)	(25,297,071)	(20,773,454)	(923,283)	(1,579,316)
—	—	—	—	(112,762)	—

—	—	(136)	(149)	—	—

(550,755)	(556,301)	(27,423,672)	(22,758,460)	(1,050,982)	(1,590,862)

(3,464,355)	(3,667,237)	303,638,901	101,505,879	(2,002,949)	(33,278,249)

(4,308,680)	(3,502,006)	289,030,332	119,654,051	(2,367,793)	(32,094,984)

26,715,885	30,217,891	787,661,692	668,007,641	32,254,005	64,348,989

$22,407,205	$26,715,885	$1,076,692,024	$787,661,692	$29,886,212	$32,254,005

$252,932	$228,161	$952,269	$442,328	$(136)	$3,022

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Securitized Opportunities Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
From Investment Activities:
Operations:
Net investment income	$980,679	$1,027,410
Net realized gain (loss)	20,227	305,310
Change in unrealized appreciation/depreciation	(532,285)	424,797

Change in net assets from operations	468,621	1,757,517

Distributions to Class A Shareholders From:
Net investment income	(3,640)	(27,939)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(620)	(627)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(1,149,450)	(1,209,058)
Net realized gains	—	—

Change in net assets from shareholder distributions	(1,153,710)	(1,237,624)

Capital Transactions:
Change in net assets from capital transactions	(6,434,806)	(151,687)

Change in net assets	(7,119,895)	368,206
Net Assets:
Beginning of year	46,780,804	46,412,598

End of year	$39,660,909	$46,780,804

Undistributed net investment income	$81	$77

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$272,123	$314,262	$568,603	$670,544	$4,576,412	$4,565,660
32,828	179,310	90,250	255,825	(1,316,007)	758,138
(326,097)	(1,263)	(730,718)	423,216	(3,866,576)	2,178,199

(21,146)	492,309	(71,865)	1,349,585	(606,171)	7,501,997

(84,071)	(97,033)	(113,724)	(112,324)	(989,324)	(1,018,136)
(57,042)	(52,381)	(45,624)	(43,187)	(165,995)	(249,326)

(52)	(301)	(7,862)	(7,056)	(70,080)	(64,479)
(20)	(235)	(5,262)	(4,146)	(19,120)	(21,666)

(187,705)	(216,582)	(446,268)	(548,940)	(3,515,161)	(3,478,684)
(107,066)	(110,771)	(164,784)	(187,004)	(526,094)	(787,697)

(435,956)	(477,303)	(783,524)	(902,657)	(5,285,774)	(5,619,988)

(401,512)	(1,141,252)	(7,668,981)	(5,060,938)	(19,198,010)	17,301,063

(858,614)	(1,126,246)	(8,524,370)	(4,614,010)	(25,089,955)	19,183,072

12,958,666	14,084,912	31,960,521	36,574,531	215,521,484	196,338,412

$12,100,052	$12,958,666	$23,436,151	$31,960,521	$190,431,529	$215,521,484

$12,809	$12,514	$17,735	$3,966	$98,063	$98,229

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
From Investment Activities:
Operations:
Net investment income	$1,761,642	$1,653,005
Net realized gain	(582,808)	10,105
Change in unrealized appreciation/depreciation	(1,138,430)	1,396,055

Change in net assets from operations	40,404	3,059,165

Distributions to Class A Shareholders From:
Net investment income	(302,916)	(314,527)
Net realized gains	(1,895)	(54,170)
Distributions to Class C Shareholders From:
Net investment income	(17,591)	(17,488)
Net realized gains	(193)	(4,526)
Distributions to Institutional Class Shareholders From:
Net investment income	(1,441,135)	(1,319,920)
Net realized gains	(7,861)	(191,305)

Change in net assets from shareholder distributions	(1,771,591)	(1,901,936)

Capital Transactions:
Change in net assets from capital transactions	(4,461,832)	15,602,827

Change in net assets	(6,193,019)	16,760,056
Net Assets:
Beginning of year	93,210,387	76,450,331

End of year	$87,017,368	$93,210,387

Undistributed net investment income	$28,159	$28,193

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$2,248,949	$2,557,368	$2,147,703	$2,214,872
(421,377)	876,273	104,033	523,186
(2,441,251)	958,768	(2,037,191)	1,257,070

(613,679)	4,392,409	214,545	3,995,128

(585,943)	(718,628)	(688,584)	(741,370)
(249,339)	(130,362)	(162,149)	(187,693)

(12,158)	(15,771)	(10,623)	(6,729)
(8,557)	(4,426)	(3,642)	(2,185)

(1,650,832)	(1,822,391)	(1,445,525)	(1,463,917)
(612,795)	(280,165)	(286,951)	(339,731)

(3,119,624)	(2,971,743)	(2,597,474)	(2,741,625)

(16,896,699)	1,982,849	(9,913,424)	(921,673)

(20,630,002)	3,403,515	(12,296,353)	331,830

119,825,936	116,422,421	102,735,839	102,404,009

$99,195,934	$119,825,936	$90,439,486	$102,735,839

$63,206	$63,196	$67,797	$67,729

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Diversified Income Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
From Investment Activities:
Operations:
Net investment income	$1,288,920	$1,397,909
Net realized gain (loss)	271,905	(1,213,226)
Change in unrealized appreciation/depreciation	(530,011)	3,733,112

Change in net assets from operations	1,030,814	3,917,795

Distributions to Class A Shareholders From:
Net investment income	(567,986)	(522,708)
Distributions to Class B Shareholders From:
Net investment income	(2,237)	(9,870)
Distributions to Class C Shareholders From:
Net investment income	(34,231)	(30,445)
Distributions to Institutional Class Shareholders From:
Net investment income	(671,189)	(1,008,635)

Change in net assets from shareholder distributions	(1,275,643)	(1,571,658)

Capital Transactions:
Change in net assets from capital transactions	(18,719,549)	(3,036,176)

Change in net assets	(18,964,378)	(690,039)
Net Assets:
Beginning of year	42,835,666	43,525,705

End of year	$23,871,288	$42,835,666

Undistributed net investment income	$36,561	$83,292

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$424,352	$545,557	$239,723	$311,195
265,964	824,898	145,557	816,146
2,692,215	842,888	2,709,231	567,271

3,382,531	2,213,343	3,094,511	1,694,612

(429,055)	(640,508)	(234,587)	(384,818)

(1,247)	(7,812)	(931)	(9,374)

(5,300)	(9,577)	(2,531)	(5,409)

(2,002)	(1,789)	(9,486)	(13,447)

(437,604)	(659,686)	(247,535)	(413,048)

(4,900,160)	(4,322,550)	(2,316,008)	(3,618,924)

(1,955,233)	(2,768,893)	530,968	(2,337,360)

33,031,477	35,800,370	23,403,294	25,740,654

$31,076,244	$33,031,477	$23,934,262	$23,403,294

$8,861	$15,503	$1,484	$3,172

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital Behavioral Large Cap Value Equity Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued[1]	$ 674,247	$1,648,432
Distributions reinvested	478,214	477,904
Value of shares redeemed	(2,979,194)	(5,028,277)

Change in net assets from Class A Share transactions	(1,826,733)	(2,901,941)
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	639	2,390
Value of shares redeemed	(226,941)	(354,880)

Change in net assets from Class B Share transactions[2]	(226,302)	(352,490)
Class C Shares:
Proceeds from shares issued	131,224	334,208
Distributions reinvested	7,399	7,605
Value of shares redeemed	(247,106)	(278,620)

Change in net assets from Class C Share transactions	(108,483)	63,193
Institutional Shares:
Proceeds from shares issued	15,314,059	33,119,823
Distributions reinvested	4,569,679	4,394,065
Value of shares redeemed	(28,727,746)	(32,842,222)

Change in net assets from Institutional Share transactions	(8,844,008)	4,671,666
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(11,005,526)	$1,480,428

Share Transactions:
Class A Shares:
Issued[1]	35,125	94,866
Reinvested	24,525	27,577
Redeemed	(154,626)	(296,745)

Change in Class A Shares	(94,976)	(174,302)
Class B Shares:
Issued	—	—
Reinvested	34	140
Redeemed	(12,048)	(21,147)

Change in Class B Shares[2]	(12,014)	(21,007)
Class C Shares:
Issued	7,005	19,386
Reinvested	394	452
Redeemed	(12,907)	(16,417)

Change in Class C Shares	(5,508)	3,421
Institutional Shares:
Issued	786,049	1,878,655
Reinvested	232,754	252,191
Redeemed	(1,488,771)	(1,902,199)

Change in Institutional Shares	(469,968)	228,647
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(582,466)	36,759

1Includes 1,751, 1,887, 278, 8,666 shares and $33,961, $33,910, $4,737, 203,123 for the year ended September 30, 2017, due to the conversion of Class B Shares into Class A Shares for the Sterling Capital Behavioral Large Cap Value Fund, the Sterling Capital Mid Value Fund, the Sterling Capital Behavioral Small Cap Value Fund, and the Sterling Capital Special Opportunities Fund, respectively.

2Class B Shares of the Funds closed effective May 26, 2017.

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$4,343,902	$2,121,637	$709,058	$639,729	$36,743,182	$123,426,679
946,688	5,600,796	46,754	128,035	6,033,116	37,784,514
(7,180,262)	(8,309,555)	(1,958,445)	(6,046,139)	(95,968,887)	(57,683,989)

(1,889,672)	(587,122)	(1,202,633)	(5,278,375)	(53,192,589)	103,527,204

2,970	2,248	—	10	4,346	56,817
7,483	129,038	129	741	26,333	639,576
(299,115)	(466,690)	(127,631)	(100,946)	(1,733,762)	(3,142,892)

(288,662)	(335,404)	(127,502)	(100,195)	(1,703,083)	(2,446,499)

556,357	1,391,141	14,347	34,839	14,125,863	52,389,456
144,501	866,589	1,289	1,840	3,641,709	22,875,216
(2,150,491)	(1,835,476)	(252,227)	(29,732)	(69,306,861)	(25,279,463)

(1,449,633)	422,254	(236,591)	6,947	(51,539,289)	49,985,209

111,117,696	147,129,910	33,280,116	49,471,199	133,167,163	258,214,223
16,510,873	95,000,641	1,026,322	1,987,871	9,057,456	58,697,993
(113,375,498)	(248,316,212)	(18,556,309)	(17,365,062)	(157,492,117)	(194,387,011)

14,253,071	(6,185,661)	15,750,129	34,094,008	(15,267,498)	122,525,205

1,273	—	30,622	—	376,666	167,384
—	35	—	2	3,361	9,484
—	—	(11)	—	(344,470)	(26,358)

1,273	35	30,611	2	35,557	150,510

$10,626,377	$(6,685,898)	$14,214,014	$28,722,387	$(121,666,902)	$273,741,629

241,699	131,632	41,055	44,758	1,609,590	5,705,594
53,942	362,511	2,658	8,818	275,825	1,802,865
(398,892)	(537,458)	(112,752)	(424,672)	(4,179,557)	(2,694,723)

(103,251)	(43,315)	(69,039)	(371,096)	(2,294,142)	4,813,736

179	127	—	1	224	3,242
471	9,126	7	52	1,406	35,219
(18,447)	(32,537)	(7,665)	(7,289)	(89,431)	(168,588)

(17,797)	(23,284)	(7,658)	(7,236)	(87,801)	(130,127)

34,326	92,022	864	2,491	724,893	2,811,678
9,146	61,674	76	130	194,308	1,258,951
(132,565)	(122,752)	(14,914)	(2,132)	(3,507,612)	(1,364,911)

(89,093)	30,944	(13,974)	489	(2,588,411)	2,705,718

6,085,489	9,037,428	1,956,248	3,450,437	5,517,811	11,570,304
929,668	6,079,031	57,919	135,832	396,534	2,686,675
(6,255,862)	(15,018,081)	(1,073,596)	(1,200,414)	(6,621,904)	(8,817,130)

759,295	98,378	940,571	2,385,855	(707,559)	5,439,849

72	—	1,763	—	16,897	7,482
—	2	—	1	152	445
—	—	(1)	—	(15,056)	(1,149)

72	2	1,762	1	1,993	6,778

549,226	62,725	851,662	2,008,013	(5,675,920)	12,835,954

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued[1]	$48,847,040	$91,700,954
Distributions reinvested	7,782,389	33,032,277
Value of shares redeemed	(230,002,765)	(162,382,364)

Change in net assets from Class A Share transactions	(173,373,336)	(37,649,133)
Class B Shares:
Proceeds from shares issued	770	—
Distributions reinvested	4,275	238,670
Value of shares redeemed	(1,485,282)	(2,781,222)

Change in net assets from Class B Share transactions[2]	(1,480,237)	(2,542,552)
Class C Shares:
Proceeds from shares issued	9,106,010	20,441,233
Distributions reinvested	3,019,207	19,514,637
Value of shares redeemed	(82,332,579)	(61,841,786)

Change in net assets from Class C Share transactions	(70,207,362)	(21,885,916)
Institutional Shares:
Proceeds from shares issued	247,053,532	373,054,511
Distributions reinvested	17,810,637	61,688,923
Value of shares redeemed	(347,435,423)	(352,354,402)

Change in net assets from Institutional Share transactions	(82,571,254)	82,389,032
Class R Shares:
Proceeds from shares issued	1,451,626	221,370
Distributions reinvested	54,243	157,535
Value of shares redeemed	(119,909)	(518,281)

Change in net assets from Class R Share transactions	1,385,960	(139,376)

Change in net assets from capital transactions	$(326,246,229)	$20,172,055

Share Transactions:
Class A Shares:
Issued[1]	2,573,771	5,326,559
Reinvested	398,999	1,973,144
Redeemed	(11,799,496)	(9,330,149)

Change in Class A Shares	(8,826,726)	(2,030,446)
Class B Shares:
Issued	40	—
Reinvested	226	14,367
Redeemed	(77,845)	(160,821)

Change in Class B Shares[2]	(77,579)	(146,454)
Class C Shares:
Issued	483,859	1,198,628
Reinvested	156,743	1,181,597
Redeemed	(4,278,567)	(3,639,420)

Change in Class C Shares	(3,637,965)	(1,259,195)
Institutional Shares:
Issued	12,693,555	21,587,101
Reinvested	907,290	3,672,381
Redeemed	(18,052,683)	(20,300,270)

Change in Institutional Shares	(4,451,838)	4,959,212
Class R Shares:
Issued	76,183	13,067
Reinvested	2,778	9,484
Redeemed	(6,124)	(30,400)

Change in Class R Shares	72,837	(7,849)

Change in Shares	(16,921,271)	1,515,268

* Commencement of operations was October 3, 2016.

1Includes 4,692 shares and $91,822 for the year ended September 30, 2017, due to the conversion of Class B Shares into Class A Shares for the Sterling Capital Equity Income Fund.

2Class B Shares of the Sterling Capital Equity Income Fund closed effective May 26, 2017.

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund		Sterling Capital Behavioral International Equity Fund		Sterling Capital SMID Opportunities Fund	Sterling Capital Stratton Mid Cap Value Fund
For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2017*	For the Year Ended September 30, 2017	For the Period January 1, 2016 to September 30, 2016

$114,191	$49,731	$92,688	$53,257	$4,430,264	$81,511	$16,038
—	25,974	5,263	10,255	1,331	375	—
(110,872)	(919,009)	(28,072)	(250,616)	(812,537)	(6,574)	(500)

3,319	(843,304)	69,879	(187,104)	3,619,058	75,312	15,538

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	15,753	28,100	19,376	1,613,608	—	—
—	8,039	451	437	—	—	—
(100,667)	(194,009)	(26,807)	(2,521)	(373,570)	—	—

(100,667)	(170,217)	1,744	17,292	1,240,038	—	—

6,620,107	15,037,076	125,675	50,773,294	4,607,084	836,470	130,665
—	987,160	886,316	5,373	4,026	361,848	—
(18,076,707)	(71,349,945)	(3,676,613)	(1,857,308)	(793,774)	(9,641,118)	(4,899,604)

(11,456,600)	(55,325,709)	(2,664,622)	48,921,359	3,817,336	(8,442,800)	(4,768,939)

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

$(11,553,948)	$(56,339,230)	$(2,592,999)	$48,751,547	$8,676,432	$(8,367,488)	$(4,753,401)

12,779	6,250	8,840	5,803	419,022	1,383	331
—	3,107	550	1,067	127	6	—
(12,616)	(114,696)	(2,603)	(27,899)	(75,383)	(106)	(9)

163	(105,339)	6,787	(21,029)	343,766	1,283	322

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	1,813	2,840	2,003	154,551	—	—
—	976	47	45	—	—	—
(11,755)	(23,730)	(2,697)	(262)	(33,328)	—	—

(11,755)	(20,941)	190	1,786	121,223	—	—

743,077	1,790,200	11,739	5,398,540	453,247	13,831	2,332
—	117,379	92,711	559	384	6,147	(63)
(2,021,092)	(8,589,797)	(361,180)	(194,473)	(74,676)	(161,321)	(92,275)

(1,278,015)	(6,682,218)	(256,730)	5,204,626	378,955	(141,343)	(90,006)

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—

(1,289,607)	(6,808,498)	(249,753)	5,185,383	843,944	(140,060)	(89,684)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Stratton Real Estate Fund
	For the Year Ended September 30, 2017	For the Period January 1, 2016 to September 30, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$202,166	$106,941
Distributions reinvested	10,702	982
Value of shares redeemed	(18,317)	(500)

Change in net assets from Class A Share transactions	194,551	107,423
Class C Shares:
Proceeds from shares issued	45,614	20,159
Distributions reinvested	1,259	108
Value of shares redeemed	(1,266)	(2,210)

Change in net assets from Class C Share transactions	45,607	18,057
Institutional Shares:
Proceeds from shares issued	13,015,551	12,077,203
Distributions reinvested	6,438,662	1,098,322
Value of shares redeemed	(21,235,919)	(14,441,949)

Change in net assets from Institutional Share transactions	(1,781,706)	(1,266,424)

Change in net assets from capital transactions	$(1,541,548)	$(1,140,944)

Share Transactions:
Class A Shares:
Issued	5,445	2,859
Reinvested	296	25
Redeemed	(493)	(13)

Change in Class A Shares	5,248	2,871
Class C Shares:
Issued	1,239	525
Reinvested	35	3
Redeemed	(36)	(54)

Change in Class C Shares	1,238	474
Institutional Shares:
Issued	352,541	308,879
Reinvested	178,417	27,369
Redeemed	(572,330)	(373,157)

Change in Institutional Shares	(41,372)	(36,909)

Change in Shares	(34,886)	(33,564)

See accompanying Notes to the Financial Statements.

Sterling Capital Stratton Small Cap Value Fund		Sterling Capital Ultra Short Bond Fund
For the Year Ended September 30, 2017	For the Period January 1, 2016 to September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$394,368	$75,496	$2,194,481	$8,627,882
8,601	—	64,325	108,295
—	(500)	(3,827,246)	(10,734,334)

402,969	74,996	(1,568,440)	(1,998,157)

65,685	59,199	—	—
3,494	—	—	—
(39,053)	—	—	—

30,126	59,199	—	—

172,185,996	192,336,393	10,080,208	27,102,369
45,985,577	—	535,956	638,111
(416,351,352)	(264,684,307)	(30,785,581)	(8,754,336)

(198,179,779)	(72,347,914)	(20,169,417)	18,986,144

$(197,746,684)	(72,213,719)	$(21,737,857)	$16,987,987

4,672	1,105	223,984	876,356
102	—	6,569	11,345
—	(6)	(390,838)	(1,091,443)

4,774	1,099	(160,285)	(203,742)

787	825	—	—
42	—	—	—
(461)	—	—	—

368	825	—	—

2,056,541	2,676,373	1,029,490	2,759,543
544,409	—	54,733	64,588
(4,936,706)	(3,760,802)	(3,143,484)	(890,332)

(2,335,756)	(1,084,429)	(2,059,261)	1,933,799

(2,330,614)	(1,082,505)	(2,219,546)	1,730,057

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued[1]	$938,772	$1,670,085
Distributions reinvested	126,305	147,990
Value of shares redeemed	(2,559,563)	(2,514,299)

Change in net assets from Class A Share transactions	(1,494,486)	(696,224)
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions[2]	—	—
Class C Shares:
Proceeds from shares issued	254,128	999,391
Distributions reinvested	18,328	24,636
Value of shares redeemed	(588,672)	(1,537,914)

Change in net assets from Class C Share transactions	(316,216)	(513,887)
Institutional Shares:
Proceeds from shares issued	29,138,991	25,251,964
Distributions reinvested	720,706	648,944
Value of shares redeemed	(38,782,224)	(26,464,544)

Change in net assets from Institutional Share transactions	(8,922,527)	(563,636)
Class R Shares:
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(10,733,229)	$(1,773,747)

Share Transactions:
Class A Shares:
Issued[1]	107,646	189,618
Reinvested	14,490	16,801
Redeemed	(293,666)	(285,363)

Change in Class A Shares	(171,530)	(78,944)
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares[2]	—	—
Class C Shares:
Issued	29,219	113,425
Reinvested	2,103	2,798
Redeemed	(67,565)	(174,718)

Change in Class C Shares	(36,243)	(58,495)
Institutional Shares:
Issued	3,343,791	2,867,575
Reinvested	82,705	73,673
Redeemed	(4,450,157)	(3,003,989)

Change in Institutional Shares	(1,023,661)	(62,741)
Class R Shares:
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(1,231,434)	(200,180)

[1]Includes 1,325 and 380 shares and $13,207 and $4,018 for the year ended September 30, 2017, due to the conversion of Class B Shares into Class A Shares for the Sterling Capital Intermediate U.S. Government Fund and the Sterling Capital Total Return Bond Fund, respectively.

[2]Class B Shares of the Sterling Capital Intermediate U.S. Government Fund and the Sterling Capital Total Return Fund closed effective May 26, 2017.

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund	Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$111,043	$951,217	$31,854,988	$31,405,121	$37,468	$100,692
112,816	117,101	1,806,087	1,623,798	13,500	10,509
(1,650,754)	(1,666,038)	(30,480,865)	(12,325,574)	(115,435)	(28,660)

(1,426,895)	(597,720)	3,180,210	20,703,345	(64,467)	82,541

—	—	—	19,523	—	—
223	1,128	1,773	14,699	—	—
(71,823)	(95,545)	(354,051)	(617,111)	—	—

(71,600)	(94,417)	(352,278)	(582,889)	—	—

53,587	364,738	2,182,694	2,511,381	—	46,799
8,353	8,036	123,885	113,317	1,110	657
(168,791)	(448,186)	(2,490,364)	(1,212,917)	(15,719)	—

(106,851)	(75,412)	(183,785)	1,411,781	(14,609)	47,456

2,646,464	7,250,602	476,910,643	253,141,796	4,062,269	14,366,119
116,820	113,612	15,532,066	13,104,869	1,031,909	1,570,135
(4,622,293)	(10,263,902)	(191,448,091)	(186,272,472)	(7,018,051)	(49,344,500)

(1,859,009)	(2,899,688)	300,994,618	79,974,193	(1,923,873)	(33,408,246)

—	—	136	149	—	—
—	—	—	(700)	—	—

—	—	136	(551)	—	—

$(3,464,355)	$(3,667,237)	$303,638,901	$101,505,879	$(2,002,949)	$(33,278,249)

11,119	93,282	3,017,726	2,973,620	3,678	9,910
11,321	11,467	171,241	152,688	1,326	1,031
(165,854)	(163,211)	(2,887,533)	(1,164,439)	(11,275)	(2,821)

(143,414)	(58,462)	301,434	1,961,869	(6,271)	8,120

—	—	—	1,818	—	—
22	111	168	1,388	—	—
(7,202)	(9,414)	(33,676)	(57,911)	—	—

(7,180)	(9,303)	(33,508)	(54,705)	—	—

5,375	35,847	206,244	233,674	—	4,686
840	788	11,728	10,648	109	65
(16,938)	(43,964)	(235,936)	(114,733)	(1,535)	—

(10,723)	(7,329)	(17,964)	129,589	(1,426)	4,751

265,519	710,646	45,239,726	23,735,844	399,391	1,424,265
11,712	11,120	1,471,267	1,232,539	101,294	154,853
(463,995)	(1,003,905)	(18,184,131)	(17,573,416)	(688,868)	(4,851,586)

(186,764)	(282,139)	28,526,862	7,394,967	(188,183)	(3,272,468)

—	—	13	14	—	—
—	—	—	(67)	—	—

—	—	13	(53)	—	—

(348,081)	(357,233)	28,776,837	9,431,667	(195,880)	(3,259,597)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Securitized Opportunities Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$17,906	$5,118,423
Distributions reinvested	3,533	18,420
Value of shares redeemed	(301,975)	(4,833,096)

Change in net assets from Class A Share transactions	(280,536)	303,747
Class C Shares:
Proceeds from shares issued	—	—
Distributions reinvested	614	627
Value of shares redeemed	(6,227)	—

Change in net assets from Class C Share transactions	(5,613)	627
Institutional Shares:
Proceeds from shares issued	2,113,567	12,158,576
Distributions reinvested	1,137,751	1,206,476
Value of shares redeemed	(9,399,975)	(13,821,113)

Change in net assets from Institutional Share transactions	(6,148,657)	(456,061)

Change in net assets from capital transactions	$(6,434,806)	$(151,687)

Share Transactions:
Class A Shares:
Issued	1,816	512,888
Reinvested	356	1,850
Redeemed	(30,041)	(489,826)

Change in Class A Shares	(27,869)	24,912
Class C Shares:
Issued	—	—
Reinvested	62	62
Redeemed	(633)	—

Change in Class C Shares	(571)	62
Institutional Shares:
Issued	213,092	1,218,996
Reinvested	114,458	120,522
Redeemed	(943,751)	(1,382,696)

Change in Institutional Shares	(616,201)	(43,178)

Change in Shares	(644,641)	(18,204)

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund	Sterling Capital North Carolina Intermediate Tax-Free Fund

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$77,209	$242,712	$104,097	$498,882	$2,670,602	$9,996,560
124,254	129,238	114,904	109,686	951,142	1,008,520
(331,819)	(551,767)	(762,604)	(1,010,470)	(8,946,496)	(5,270,210)

(130,356)	(179,817)	(543,603)	(401,902)	(5,324,752)	5,734,870

1,533	—	53,854	157,489	353,532	3,795,704
61	536	13,100	11,132	78,171	75,915
(19,711)	—	(221,816)	(114,652)	(1,778,404)	(1,154,608)

(18,117)	536	(154,862)	53,969	(1,346,701)	2,717,011

2,541,134	2,040,861	2,861,004	2,975,581	33,197,391	37,514,719
37,709	50,004	178,778	258,996	1,095,218	1,048,470
(2,831,882)	(3,052,836)	(10,010,298)	(7,947,582)	(46,819,166)	(29,714,007)

(253,039)	(961,971)	(6,970,516)	(4,713,005)	(12,526,557)	8,849,182

$(401,512)	$(1,141,252)	$(7,668,981)	$(5,060,938)	$(19,198,010)	$17,301,063

7,295	22,770	9,394	44,128	248,011	901,371
12,177	12,225	10,525	9,763	88,591	91,378
(32,517)	(52,139)	(70,107)	(90,214)	(833,304)	(475,823)

(13,045)	(17,144)	(50,188)	(36,323)	(496,702)	516,926

148	—	4,877	13,877	32,852	343,270
6	50	1,199	991	7,295	6,884
(1,906)	—	(20,135)	(10,249)	(165,600)	(104,171)

(1,752)	50	(14,059)	4,619	(125,453)	245,983

247,367	192,296	260,773	263,680	3,099,533	3,380,713
3,698	4,733	16,336	23,009	102,014	94,922
(275,956)	(288,271)	(911,570)	(701,539)	(4,363,035)	(2,685,371)

(24,891)	(91,242)	(634,461)	(414,850)	(1,161,488)	790,264

(39,688)	(108,336)	(698,708)	(446,554)	(1,783,643)	1,553,173

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital South Carolina Intermediate Tax-Free Fund

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$648,471	$2,651,886
Distributions reinvested	266,413	314,627
Value of shares redeemed	(3,424,373)	(1,333,071)

Change in net assets from Class A Share transactions	(2,509,489)	1,633,442
Class C Shares:
Proceeds from shares issued	375,128	1,049,922
Distributions reinvested	16,331	19,676
Value of shares redeemed	(723,675)	(803,474)

Change in net assets from Class C Share transactions	(332,216)	266,124
Institutional Shares:
Proceeds from shares issued	16,394,614	24,412,603
Distributions reinvested	345,285	388,362
Value of shares redeemed	(18,360,026)	(11,097,704)

Change in net assets from Institutional Share transactions	(1,620,127)	13,703,261

Change in net assets from capital transactions	$(4,461,832)	$15,602,827

Share Transactions:
Class A Shares:
Issued	58,854	235,183
Reinvested	24,130	27,972
Redeemed	(310,299)	(118,390)

Change in Class A Shares	(227,315)	144,765
Class C Shares:
Issued	34,231	93,348
Reinvested	1,480	1,749
Redeemed	(65,819)	(71,470)

Change in Class C Shares	(30,108)	23,627
Institutional Shares:
Issued	1,498,678	2,178,180
Reinvested	31,477	34,737
Redeemed	(1,684,343)	(988,162)

Change in Institutional Shares	(154,188)	1,224,755

Change in Shares	(411,611)	1,393,147

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund

For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$528,328	$997,012	$720,477	$3,027,987
680,708	665,639	687,934	755,715
(7,343,890)	(4,094,900)	(8,091,281)	(1,792,075)

(6,134,854)	(2,432,249)	(6,682,870)	1,991,627

16,637	167,437	10,000	446,769
18,579	17,964	11,695	6,685
(233,626)	(276,899)	(81,644)	(49,782)

(198,410)	(91,498)	(59,949)	403,672

16,571,968	16,920,406	10,716,379	10,647,187
449,673	517,419	312,834	399,153
(27,585,076)	(12,931,229)	(14,199,818)	(14,363,312)

(10,563,435)	4,506,596	(3,170,605)	(3,316,972)

$(16,896,699)	$1,982,849	$(9,913,424)	$(921,673)

44,688	82,609	71,330	295,616
58,264	55,102	68,957	73,984
(626,811)	(338,022)	(812,178)	(175,645)

(523,859)	(200,311)	(671,891)	193,955

1,425	13,843	978	43,324
1,593	1,488	1,173	655
(19,991)	(22,763)	(8,105)	(4,851)

(16,973)	(7,432)	(5,954)	39,128

1,420,477	1,396,949	1,069,141	1,037,646
38,531	42,802	31,393	39,088
(2,364,171)	(1,068,827)	(1,419,137)	(1,404,223)

(905,163)	370,924	(318,603)	(327,489)

(1,445,995)	163,181	(996,448)	(94,406)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Diversified Income Fund
	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Capital Transactions:
Class A Shares:
Proceeds from shares issued[1]	$1,747,062	$1,547,665
Distributions reinvested	508,624	473,054
Value of shares redeemed	(2,587,858)	(2,047,138)

Change in net assets from Class A Share transactions	(332,172)	(26,419)
Class B Shares:
Proceeds from shares issued	—	2,070
Distributions reinvested	2,230	9,744
Value of shares redeemed	(224,406)	(317,580)

Change in net assets from Class B Share transactions[2]	(222,176)	(305,766)
Class C Shares:
Proceeds from shares issued	436,323	526,578
Distributions reinvested	25,726	18,624
Value of shares redeemed	(458,425)	(239,308)

Change in net assets from Class C Share transactions	3,624	305,894
Institutional Shares:
Proceeds from shares issued	2,563,776	4,869,619
Distributions reinvested	593,471	994,186
Value of shares redeemed	(21,326,072)	(8,873,690)

Change in net assets from Institutional Share transactions	(18,168,825)	(3,009,885)

Change in net assets from capital transactions	$(18,719,549)	$(3,036,176)

Share Transactions:
Class A Shares:
Issued[1]	163,312	147,958
Reinvested	47,637	45,677
Redeemed	(241,353)	(198,129)

Change in Class A Shares	(30,404)	(4,494)
Class B Shares:
Issued	—	202
Reinvested	211	942
Redeemed	(20,951)	(30,595)

Change in Class B Shares[2]	(20,740)	(29,451)
Class C Shares:
Issued	41,109	50,840
Reinvested	2,430	1,813
Redeemed	(43,317)	(23,396)

Change in Class C Shares	222	29,257
Institutional Shares:
Issued	235,780	465,723
Reinvested	55,329	94,911
Redeemed	(1,967,676)	(856,953)

Change in Institutional Shares	(1,676,567)	(296,319)

Change in Shares	(1,727,489)	(301,007)

1Includes 4,169, 1,478, 992 shares and $45,151, $16,779, $11,136, for the year ended September 30, 2017, due to the conversion of Class B Shares into Class A Shares for the Sterling Capital Diversified Income Fund, the Sterling Capital Strategic Allocation Balanced Fund, and the Sterling Capital Strategic Allocation Growth Fund, respectively.

2Class B Shares of the Funds closed effective May 26, 2017.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

$773,282	$1,404,386	$770,418	$1,408,636
420,490	627,559	231,090	380,173
(5,819,188)	(5,620,261)	(2,782,419)	(3,890,979)

(4,625,416)	(3,588,316)	(1,780,911)	(2,102,170)

—	—	—	710
1,247	7,812	931	9,375
(267,509)	(664,396)	(340,392)	(581,853)

(266,262)	(656,584)	(339,461)	(571,768)

100,614	75,280	32,456	57,866
5,294	9,576	2,396	5,147
(133,952)	(131,762)	(112,371)	(139,880)

(28,044)	(46,906)	(77,519)	(76,867)

50,806	28	37,599	98,435
2,003	1,789	9,485	13,445
(33,247)	(32,561)	(165,201)	(979,999)

19,562	(30,744)	(118,117)	(868,119)

$(4,900,160)	$(4,322,550)	$(2,316,008)	$(3,618,924)

69,675	134,456	70,463	140,419
37,993	60,259	21,422	37,620
(523,782)	(542,145)	(253,617)	(385,153)

(416,114)	(347,430)	(161,732)	(207,114)

—	—	—	70
118	768	91	953
(24,586)	(64,884)	(32,351)	(59,787)

(24,468)	(64,116)	(32,260)	(58,764)

8,871	7,574	3,094	5,923
498	941	235	526
(11,935)	(12,837)	(10,723)	(14,281)

(2,566)	(4,322)	(7,394)	(7,832)

4,673	3	3,411	9,593
179	170	873	1,325
(2,919)	(3,069)	(14,966)	(93,735)

1,933	(2,896)	(10,682)	(82,817)

(441,215)	(418,764)	(212,068)	(356,527)

Sterling Capital Funds
Statement of Cash Flows
For the Year Ended September 30, 2017

Sterling Capital Long/Short Equity Fund
Cash Used for Operating Activities:
Net decrease in net assets from operations	$2,792,478

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash held at broker for securities short sales	9,066,539
Decrease in interest and dividends receivable	2,178
Decrease in prepaid expenses	1,615
Decrease in payable for dividends on short sales	(9,625)
Decrease in investment advisory fees payable	(14,708)
Increase in accounting out-of-pocket fees payable	691
Decrease in administration fees payable	(667)
Decrease in audit fees payable	(1,108)
Decrease in transfer agent fees payable	(2,207)
Decrease in distribution (12b-1) fees payable	(88)
Decrease in compliance service fees payable	(16)
Decrease in other fees	(5,608)
Net realized gain (loss) on investments	(1,706,986)
Net unrealized gain (loss) on investments and foreign currency transactions	(1,816,646)
Premiums received from options written	110,541
Premiums paid on closing options written	(44,133)
Proceeds from investments sold short	(94,915,742)
Purchases to cover investments sold short	84,707,668
Purchases of long-term investments	(93,560,885)
Proceeds from sales of long-term investments	105,150,644
Net proceeds of short-term securities	1,097,288

Net cash provided by operating activities	10,851,223

Cash Provided by (Used for) Financing Activities:
Proceeds from issuance of capital shares	6,761,886
Payments on redemption of capital shares	(18,297,875)
Proceeds from credit facility	2,009,000
Payments for credit facility	(2,009,000)

Net cash used for financing activities	(11,535,989)

Cash:
Net increase in cash	(684,766)
Cash at beginning of year	684,988

Cash at end of year	$222

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for dividend expense and service fee on securities sold short	$(512,862)
Cash paid during the year for line of credit	297

Non-Cash Financing Activities:
Capital shares issued in reinvestment of distributions paid to shareholders	$—

See accompanying Notes to the Financial Statements.

(This page has been left blank intentionally.)

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

Net Asset Value, Beginning of Period		Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2017	$17.68	0.36	2.97	3.33	(0.30)	—	(0.30)
Year Ended September 30, 2016	$16.53	0.27	1.15	1.42	(0.27)	—	(0.27)
Year Ended September 30, 2015	$17.24	0.22	(0.69)	(0.47)	(0.24)	—	(0.24)
Year Ended September 30, 2014	$14.16	0.18	3.06	3.24	(0.16)	—	(0.16)
Year Ended September 30, 2013	$12.80	0.13	1.36	1.49	(0.13)	—	(0.13)
Sterling Capital Mid Value Fund
Year Ended September 30, 2017	$16.71	(0.02)	2.56	2.54	—	(0.53)	(0.53)
Year Ended September 30, 2016	$17.97	0.02	2.06	2.08	—	(3.34)	(3.34)
Year Ended September 30, 2015	$19.33	0.06	(0.14)	(0.08)	(0.11)	(1.17)	(1.28)
Year Ended September 30, 2014	$18.78	0.05	1.76	1.81	(0.06)	(1.20)	(1.26)
Year Ended September 30, 2013	$14.28	0.13	4.47	4.60	(0.10)	—	(0.10)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2017	$15.19	0.12	3.17	3.29	(0.09)	—	(0.09)
Year Ended September 30, 2016	$14.04	0.18	1.15	1.33	(0.17)	(0.01)	(0.18)
Year Ended September 30, 2015	$14.34	0.18	0.16	0.34	(0.20)	(0.44)	(0.64)
Year Ended September 30, 2014	$15.25	0.11	0.93	1.04	(0.08)	(1.87)	(1.95)
Year Ended September 30, 2013	$12.01	0.05	3.37	3.42	(0.03)	(0.15)	(0.18)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2017	$21.53	0.02	3.37	3.39	—	(0.41)	(0.41)
Year Ended September 30, 2016	$22.96	—	1.88	1.88	—	(3.31)	(3.31)
Year Ended September 30, 2015	$23.33	(0.06)	0.89	0.83	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.38	(0.02)	4.26	4.24	(0.01)	(2.28)	(2.29)
Year Ended September 30, 2013	$18.51	0.05 (e)	3.78	3.83	(0.01)	(0.95)	(0.96)
Sterling Capital Equity Income Fund
Year Ended September 30, 2017	$18.30	0.34	2.59	2.93	(0.37)	(0.02)	(0.39)
Year Ended September 30, 2016	$17.35	0.31	2.05	2.36	(0.31)	(1.10)	(1.41)
Year Ended September 30, 2015	$18.94	0.31	(1.06)	(0.75)	(0.33)	(0.51)	(0.84)
Year Ended September 30, 2014	$18.14	0.34	1.40	1.74	(0.31)	(0.63)	(0.94)
Year Ended September 30, 2013	$16.03	0.29	2.23	2.52	(0.25)	(0.16)	(0.41)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2017	$8.61	(0.20)	0.85	0.65	—	—	—
Year Ended September 30, 2016	$8.87	(0.17)	0.11	(0.06)	—	(0.20)	(0.20)
Year Ended September 30, 2015	$10.90	(0.19)	(1.54)	(1.73)	—	(0.30)	(0.30)
December 13, 2013 to September 30, 2014(i)	$10.00	(0.13)	1.03	0.90	—	—	—

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.56%.

(e)

Net investment income per share reflects a special dividend, which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.19% per share.

(f)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.25% per share.

(g)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.19% per share.

(h)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.08% per share.

(i)	Period from commencement of operations.

(j)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.04% per share.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

			Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$20.71	18.94%		$33,358	0.89%		1.87%		0.89%	144.85%
$17.68	8.66%		$30,159	1.01%		1.58%		1.15%	145.53%
$16.53	(2.81)%		$31,079	1.06%		1.25%		1.16%	135.05%
$17.24	22.96%		$34,395	1.06%		1.09%		1.16%	113.75%
$14.16	11.72	%(d)	$28,682	1.09%		0.97%		1.19%	164.27%

$18.72	15.42%		$33,503	1.15%		(0.09)%		1.15%	24.83%
$16.71	13.07%		$31,625	1.18%		0.15%		1.18%	25.45%
$17.97	(0.69)%		$34,792	1.19%		0.29%		1.19%	30.61%
$19.33	9.91%		$41,403	1.18%		0.26%		1.18%	27.30%
$18.78	32.36%		$36,094	1.17%		0.79%		1.17%	34.03%

$18.39	21.65%		$9,281	1.05%		0.72%		1.10%	109.05%
$15.19	9.52%		$8,714	1.13%		1.29%		1.21%	120.42%
$14.04	2.20%		$13,261	1.25%		1.18%		1.25%	101.99%
$14.34	7.09%		$9,681	1.24%		0.74%		1.24%	68.50%
$15.25	28.74%		$8,813	1.29%		0.36%		1.29%	176.62%

$24.51	15.97%		$343,873	1.12%		0.07%		1.12%	18.92%
$21.53	8.57%		$351,467	1.17%		0.02%		1.22%	27.32%
$22.96	3.75%		$264,294	1.22%		(0.25)%		1.22%	26.98%
$23.33	21.71%		$364,368	1.21%		(0.11)%		1.21%	32.35%
$21.38	21.59%		$269,300	1.24%		0.27	%(e)	1.24%	53.76%

$20.84	16.19%		$348,427	1.03%		1.78%		1.03%	16.93%
$18.30	14.50%		$467,470	1.21%		1.78%		1.21%	20.64%
$17.35	(4.16)%		$478,393	1.21%		1.66%		1.21%	27.53%
$18.94	9.76%		$714,457	1.20%		1.79%		1.20%	16.13%
$18.14	16.02%		$690,106	1.20%		1.69%		1.20%	30.56%

$9.26	7.55%		$391	3.63	%(f)	(2.23)%		3.68%	404.82%
$8.61	(0.57)%		$362	3.51	%(g)	(2.06)%		3.54%	370.28%
$8.87	(16.16)%		$1,307	3.19	%(h)	(1.93)%		3.19%	265.99%
$10.90	9.00%		$2,437	3.44	%(j)	(1.55)%		3.44%	193.58%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2017	$9.68	0.25	1.96	2.21	(0.14)	—	—	(0.14)
Year Ended September 30, 2016	$9.22	0.21	0.46	0.67	(0.21)	—	—	(0.21)
November 28, 2014 to September 30, 2015(d)	$10.00	0.18	(0.94)	(0.76)	(0.02)	—	—	(0.02)
Sterling Capital SMID Opportunities Fund
October 3, 2016 to September 30, 2017(d)	$10.00	—(e)	1.76	1.76	(0.01)	—	—	(0.01)
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2017	$55.87	0.02	10.65	10.67	(0.04)	(0.27)	—	(0.31)
Period Ended September 30, 2016	$52.55	(0.02)	3.34	3.32	—	—	—	—
November 16, 2015 to December 31, 2015(d)	$53.97	0.05	0.44	0.49	(0.13)	(1.78)	—	(1.91)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2017	$39.67	0.75	(0.54)	0.21	(1.09)	(1.75)	—	(2.84)
Period Ended September 30, 2016	$36.00	0.57	3.58	4.15	(0.48)	—	—	(0.48)
November 16, 2015 to December 31, 2015(d)	$34.90	0.15	1.42	1.57	—	(0.47)	—	(0.47)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2017	$78.34	—(e)	15.72	15.72	(0.05)	(4.10)	—	(4.15)
Period Ended September 30, 2016	$69.90	(0.02)	8.46	8.44	—	—	—	—
November 16, 2015 to December 31, 2015(d)	$71.71	0.05	(0.81)	(0.76)	(0.05)	(1.00)	—	(1.05)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2017	$9.82	0.07	0.03	0.10	(0.13)	—	—	(0.13)
Year Ended September 30, 2016	$9.87	0.07	0.03	0.10	(0.15)	—	—	(0.15)
Year Ended September 30, 2015	$9.94	0.04	(0.02)	0.02	(0.09)	—	—	(0.09)
Year Ended September 30, 2014	$9.98	0.05	(0.03)	0.02	(0.06)	—	—	(0.06)
November 30, 2012 to September 30, 2013(d)	$10.00	0.03	(0.02)	0.01	(0.03)	—	—	(0.03)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.75	23.19%	$510	0.93%	2.38%	1.19%	91.65%
$9.68	7.24%	$354	1.05%	2.26%	1.36%	125.35%
$9.22	(7.57)%	$531	1.28%	2.16%	1.44%	133.50%

$11.75	17.59%	$4,038	1.04%	(0.03)%	1.66%	37.97%

$66.23	19.16%	$108	1.16%	0.03%	1.16%	12.19%
$55.87	6.32%	$19	1.20%	(0.04)%	1.22%	11.16%
$52.55	1.00%	$1	0.91%	0.72%	0.91%	19.28%

$37.04	0.90%	$302	1.04%	2.03%	1.05%	13.52%
$39.67	11.50%	$115	1.08%	1.93%	1.11%	18.43%
$36.00	4.54%	$1	0.86%	3.30%	0.86%	15.47%

$89.91	20.43%	$529	1.31%	0.01%	1.31%	7.04%
$78.34	12.07%	$87	1.33%	(0.04)%	1.33%	3.42%
$69.90	(1.03)%	$1	1.33%	0.58%	1.33%	6.33%

$9.79	1.00%	$4,663	0.68%	0.71%	0.78%	59.57%
$9.82	0.99%	$6,250	0.71%	0.72%	0.80%	43.02%
$9.87	0.25%	$8,295	0.78%	0.43%	0.80%	66.19%
$9.94	0.21%	$11,184	0.73%	0.51%	0.73%	79.98%
$9.98	0.15%	$13,526	0.73%	0.41%	0.73%	55.18%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital		Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2017	$8.81	0.10	(0.01)	0.09	(0.21)	—	—		(0.21)
Year Ended September 30, 2016	$8.86	0.10	0.07	0.17	(0.22)	—	—		(0.22)
Year Ended September 30, 2015	$9.07	0.10	(0.05)	0.05	(0.26)	—	—		(0.26)
Year Ended September 30, 2014	$9.24	0.14	(0.04)	0.10	(0.27)	—	—		(0.27)
Year Ended September 30, 2013	$9.47	0.17	(0.10)	0.07	(0.30)	—	—		(0.30)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2017	$10.24	0.15	(0.27)	(0.12)	(0.21)	—	—		(0.21)
Year Ended September 30, 2016	$10.18	0.13	0.11	0.24	(0.18)	—	—		(0.18)
Year Ended September 30, 2015	$10.19	0.13	0.05	0.18	(0.19)	—	—		(0.19)
Year Ended September 30, 2014	$10.29	0.14	0.09	0.23	(0.33)	—	—		(0.33)
Year Ended September 30, 2013	$10.86	0.16	(0.43)	(0.27)	(0.30)	—	—		(0.30)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2017	$10.81	0.23	(0.15)	0.08	(0.30)	—	—		(0.30)
Year Ended September 30, 2016	$10.53	0.26	0.34	0.60	(0.32)	—	—		(0.32)
Year Ended September 30, 2015	$10.66	0.28	(0.06)	0.22	(0.35)	—	—		(0.35)
Year Ended September 30, 2014	$10.52	0.31	0.21	0.52	(0.37)	(0.01)	—		(0.38)
Year Ended September 30, 2013	$11.15	0.29	(0.46)	(0.17)	(0.38)	(0.08)	—		(0.46)
Sterling Capital Corporate Fund
Year Ended September 30, 2017	$10.37	0.29	(0.08)	0.21	(0.29)	(0.04)	—		(0.33)
Year Ended September 30, 2016	$10.10	0.28	0.27	0.55	(0.28)	—	—		(0.28)
Year Ended September 30, 2015	$10.25	0.29	(0.14)	0.15	(0.29)	(0.01)	—	(d)	(0.30)
Year Ended September 30, 2014	$10.15	0.31	0.20	0.51	(0.31)	(0.10)	—		(0.41)
February 1, 2013 to September 30, 2013(e)	$10.53	0.22	(0.38)	(0.16)	(0.22)	—	—		(0.22)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2017	$10.10	0.21	(0.12)	0.09	(0.25)	—	—		(0.25)
Year Ended September 30, 2016	$9.98	0.19	0.16	0.35	(0.23)	—	—		(0.23)
Year Ended September 30, 2015	$9.90	0.20	0.13	0.33	(0.25)	—	—		(0.25)
Year Ended September 30, 2014	$9.85	0.22	0.11	0.33	(0.28)	—	—		(0.28)
February 1, 2013 to September 30, 2013(e)	$10.16	0.11	(0.21)	(0.10)	(0.21)	—	—		(0.21)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2017	$10.64	0.21	(0.23)	(0.02)	(0.21)	(0.14)	—		(0.35)
Year Ended September 30, 2016	$10.62	0.24	0.15	0.39	(0.24)	(0.13)	—		(0.37)
Year Ended September 30, 2015	$10.86	0.25	(0.06)	0.19	(0.25)	(0.18)	—		(0.43)
Year Ended September 30, 2014	$10.67	0.27	0.18	0.45	(0.26)	—	—		(0.26)
Year Ended September 30, 2013	$11.17	0.24	(0.44)	(0.20)	(0.24)	(0.06)	—		(0.30)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.31	0.21	(0.21)	—	(0.21)	(0.08)	—		(0.29)
Year Ended September 30, 2016	$11.17	0.20	0.21	0.41	(0.20)	(0.07)	—		(0.27)
Year Ended September 30, 2015	$11.23	0.20	— (d)	0.20	(0.20)	(0.06)	—		(0.26)
Year Ended September 30, 2014	$10.96	0.19	0.27	0.46	(0.19)	—	—		(0.19)
Year Ended September 30, 2013	$11.56	0.19	(0.45)	(0.26)	(0.19)	(0.15)	—		(0.34)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$8.69	1.02%	$5,746	0.70%	1.11%	0.80%	78.77%
$8.81	1.98%	$7,332	0.74%	1.09%	0.81%	54.68%
$8.86	0.56%	$8,075	0.79%	1.17%	0.81%	55.74%
$9.07	1.13%	$10,468	0.76%	1.48%	0.80%	56.10%
$9.24	0.72%	$13,812	0.77%	1.83%	0.81%	56.09%

$9.91	(1.20)%	$5,418	0.87%	1.54%	0.91%	32.44%
$10.24	2.37%	$7,066	0.85%	1.24%	0.97%	49.39%
$10.18	1.81%	$7,625	0.91%	1.29%	0.98%	62.02%
$10.19	2.23%	$8,778	0.93%	1.41%	0.93%	35.74%
$10.29	(2.54)%	$10,172	0.93%	1.50%	0.93%	66.16%

$10.59	0.75%	$72,030	0.72%	2.13%	0.82%	64.07%
$10.81	5.84%	$70,257	0.74%	2.42%	0.84%	65.47%
$10.53	2.04%	$47,782	0.73%	2.63%	0.83%	41.37%
$10.66	5.03%	$38,929	0.81%	2.90%	0.83%	75.21%
$10.52	(1.51)%	$42,774	0.82%	2.68%	0.84%	149.09%

$10.25	2.07%	$372	0.88%	2.84%	0.88%	78.79%
$10.37	5.55%	$441	0.89%	2.77%	0.89%	83.88%
$10.10	1.51%	$348	0.88%	2.87%	0.88%	33.94%
$10.25	5.16%	$269	0.86%	3.04%	0.86%	105.03%
$10.15	(1.54)%	$160	0.85%	3.21%	0.85%	99.48%

$9.94	0.89%	$94	0.85%	2.06%	0.89%	34.72%
$10.10	3.60%	$377	0.84%	1.89%	0.88%	43.63%
$9.98	3.39%	$124	0.84%	2.01%	0.88%	19.85%
$9.90	3.38%	$87	0.85%	2.20%	0.88%	98.34%
$9.85	(1.00)%	$38	0.90%	1.71%	0.90%	193.21%

$10.27	(0.19)%	$4,072	0.93%	2.01%	0.96%	17.93%
$10.64	3.69%	$4,358	0.91%	2.25%	1.02%	16.44%
$10.62	1.80%	$4,532	0.95%	2.37%	1.04%	17.34%
$10.86	4.31%	$4,615	0.97%	2.47%	0.97%	11.13%
$10.67	(1.83)%	$5,849	0.96%	2.21%	0.96%	22.05%

$11.02	0.00%	$5,818	0.86%	1.88%	0.90%	5.89%
$11.31	3.71%	$6,537	0.86%	1.75%	0.96%	14.36%
$11.17	1.79%	$6,865	0.90%	1.82%	0.96%	18.38%
$11.23	4.26%	$6,763	0.94%	1.74%	0.94%	19.90%
$10.96	(2.31)%	$8,036	0.95%	1.70%	0.95%	70.60%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.08	0.23	(0.27)	(0.04)	(0.22)	(0.04)	(0.26)
Year Ended September 30, 2016	$10.97	0.23	0.17	0.40	(0.23)	(0.06)	(0.29)
Year Ended September 30, 2015	$10.98	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2014	$10.74	0.24	0.24	0.48	(0.24)	—	(0.24)
Year Ended September 30, 2013	$11.36	0.25	(0.54)	(0.29)	(0.25)	(0.08)	(0.33)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.30	0.20	(0.20)	—	(0.20)	—	(0.20)
Year Ended September 30, 2016	$11.14	0.20	0.20	0.40	(0.20)	(0.04)	(0.24)
Year Ended September 30, 2015	$11.14	0.21	0.02	0.23	(0.21)	(0.02)	(0.23)
Year Ended September 30, 2014	$10.85	0.22	0.29	0.51	(0.22)	—	(0.22)
Year Ended September 30, 2013	$11.36	0.21	(0.43)	(0.22)	(0.21)	(0.08)	(0.29)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2017	$12.13	0.23	(0.28)	(0.05)	(0.23)	(0.09)	(0.32)
Year Ended September 30, 2016	$11.98	0.24	0.19	0.43	(0.24)	(0.04)	(0.28)
Year Ended September 30, 2015	$12.06	0.25	(0.01)	0.24	(0.25)	(0.07)	(0.32)
Year Ended September 30, 2014	$11.79	0.24	0.27	0.51	(0.24)	—	(0.24)
Year Ended September 30, 2013	$12.45	0.24	(0.56)	(0.32)	(0.24)	(0.10)	(0.34)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2017	$10.27	0.21	(0.18)	0.03	(0.21)	(0.05)	(0.26)
Year Ended September 30, 2016	$10.14	0.21	0.18	0.39	(0.21)	(0.05)	(0.26)
Year Ended September 30, 2015	$10.16	0.21	0.01	0.22	(0.21)	(0.03)	(0.24)
Year Ended September 30, 2014	$9.90	0.21	0.26	0.47	(0.21)	—	(0.21)
Year Ended September 30, 2013	$10.51	0.22	(0.49)	(0.27)	(0.22)	(0.12)	(0.34)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2017	$10.82	0.41	(0.03)	0.38	(0.41)	—	(0.41)
Year Ended September 30, 2016	$10.21	0.33	0.65	0.98	(0.37)	—	(0.37)
Year Ended September 30, 2015	$10.59	0.26	(0.40)	(0.14)	(0.24)	—	(0.24)
Year Ended September 30, 2014	$9.95	0.22	0.65	0.87	(0.23)	—	(0.23)
Year Ended September 30, 2013	$9.68	0.22	0.28	0.50	(0.23)	—	(0.23)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2017	$10.82	0.15	1.08	1.23	(0.16)	—	(0.16)
Year Ended September 30, 2016	$10.31	0.17	0.55	0.72	(0.21)	—	(0.21)
Year Ended September 30, 2015	$10.66	0.13	(0.33)	(0.20)	(0.15)	—	(0.15)
Year Ended September 30, 2014	$9.77	0.17	0.90	1.07	(0.18)	—	(0.18)
Year Ended September 30, 2013	$9.13	0.16	0.65	0.81	(0.17)	—	(0.17)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2017	$10.53	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended September 30, 2016	$9.99	0.14	0.57	0.71	(0.17)	—	(0.17)
Year Ended September 30, 2015	$10.39	0.07	(0.37)	(0.30)	(0.10)	—	(0.10)
Year Ended September 30, 2014	$9.35	0.12	1.06	1.18	(0.14)	—	(0.14)
Year Ended September 30, 2013	$8.47	0.11	0.89	1.00	(0.12)	—	(0.12)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.78	(0.31)%	$45,357	0.79%	2.09%	0.83%	25.92%
$11.08	3.69%	$52,130	0.80%	2.08%	0.90%	10.05%
$10.97	2.28%	$45,940	0.84%	2.19%	0.91%	16.80%
$10.98	4.55%	$48,426	0.91%	2.25%	0.91%	11.67%
$10.74	(2.63)%	$55,416	0.92%	2.23%	0.92%	22.38%

$11.10	0.01%	$15,832	0.81%	1.78%	0.84%	31.17%
$11.30	3.59%	$18,683	0.82%	1.78%	0.92%	2.69%
$11.14	2.11%	$16,802	0.86%	1.93%	0.93%	12.53%
$11.14	4.76%	$17,748	0.93%	2.02%	0.93%	15.51%
$10.85	(1.93)%	$21,569	0.94%	1.92%	0.94%	35.38%

$11.76	(0.39)%	$27,481	0.80%	1.93%	0.84%	23.25%
$12.13	3.65%	$34,691	0.81%	1.99%	0.91%	16.18%
$11.98	1.98%	$36,672	0.85%	2.08%	0.92%	16.01%
$12.06	4.39%	$41,130	0.91%	2.04%	0.91%	20.48%
$11.79	(2.60)%	$46,616	0.93%	1.98%	0.93%	40.00%

$10.04	0.28%	$30,134	0.81%	2.08%	0.85%	21.00%
$10.27	3.92%	$37,720	0.82%	2.05%	0.92%	11.31%
$10.14	2.19%	$35,279	0.85%	2.12%	0.92%	10.34%
$10.16	4.82%	$35,190	0.91%	2.14%	0.91%	21.09%
$9.90	(2.65)%	$37,266	0.93%	2.13%	0.93%	22.18%

$10.79	3.57%	$14,754	0.77%	3.84%	0.77%	43.86%
$10.82	9.87%	$15,126	0.64%	3.17%	0.72%	67.18%
$10.21	(1.40)%	$14,321	0.45%	2.45%	0.70%	126.46%
$10.59	8.81%	$15,589	0.45%	2.11%	0.70%	8.67%
$9.95	5.25%	$14,381	0.54%	2.18%	0.69%	60.51%

$11.89	11.46%	$30,181	0.42%	1.37%	0.67%	0.80%
$10.82	7.02%	$31,951	0.40%	1.65%	0.65%	5.19%
$10.31	(1.92)%	$34,047	0.40%	1.16%	0.65%	49.24%
$10.66	11.05%	$35,437	0.39%	1.64%	0.64%	5.70%
$9.77	8.95%	$30,638	0.51%	1.70%	0.66%	81.00%

$11.90	14.24%	$22,836	0.44%	1.04%	0.69%	1.92%
$10.53	7.22%	$21,912	0.43%	1.34%	0.68%	5.95%
$9.99	(2.93)%	$22,848	0.42%	0.69%	0.67%	58.40%
$10.39	12.65%	$23,709	0.41%	1.23%	0.66%	8.60%
$9.35	11.89%	$21,833	0.52%	1.24%	0.68%	96.94%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions
Net Asset Value, Beginning of Period		Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2017	$17.20	0.21		2.87	3.08	(0.15)	—	(0.15)
Year Ended September 30, 2016	$16.09	0.14		1.12	1.26	(0.15)	—	(0.15)
Year Ended September 30, 2015	$16.79	0.09		(0.67)	(0.58)	(0.12)	—	(0.12)
Year Ended September 30, 2014	$13.81	0.05		3.00	3.05	(0.07)	—	(0.07)
Year Ended September 30, 2013	$12.49	0.03		1.32	1.35	(0.03)	—	(0.03)
Sterling Capital Mid Value Fund
Year Ended September 30, 2017	$15.12	(0.14)		2.31	2.17	—	(0.53)	(0.53)
Year Ended September 30, 2016	$16.67	(0.09)		1.88	1.79	—	(3.34)	(3.34)
Year Ended September 30, 2015	$18.06	(0.08)		(0.13)	(0.21)	(0.01)	(1.17)	(1.18)
Year Ended September 30, 2014	$17.72	(0.07)		1.63	1.56	(0.02)	(1.20)	(1.22)
Year Ended September 30, 2013	$13.51	0.01		4.23	4.24	(0.03)	—	(0.03)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2017	$14.70	(0.02)		3.07	3.05	(0.06)	—	(0.06)
Year Ended September 30, 2016	$13.60	0.07		1.11	1.18	(0.07)	(0.01)	(0.08)
Year Ended September 30, 2015	$13.87	0.06		0.15	0.21	(0.04)	(0.44)	(0.48)
Year Ended September 30, 2014	$14.88	—	(e)	0.92	0.92	(0.06)	(1.87)	(1.93)
Year Ended September 30, 2013	$11.79	(0.05)		3.29	3.24	—	(0.15)	(0.15)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2017	$18.54	(0.13)		2.88	2.75	—	(0.41)	(0.41)
Year Ended September 30, 2016	$20.34	(0.14)		1.65	1.51	—	(3.31)	(3.31)
Year Ended September 30, 2015	$20.95	(0.20)		0.79	0.59	—	(1.20)	(1.20)
Year Ended September 30, 2014	$19.55	(0.17)		3.85	3.68	—	(2.28)	(2.28)
Year Ended September 30, 2013	$17.12	(0.08	)(f)	3.46	3.38	—	(0.95)	(0.95)
Sterling Capital Equity Income Fund
Year Ended September 30, 2017	$18.14	0.20		2.56	2.76	(0.22)	(0.02)	(0.24)
Year Ended September 30, 2016	$17.21	0.18		2.03	2.21	(0.18)	(1.10)	(1.28)
Year Ended September 30, 2015	$18.80	0.17		(1.06)	(0.89)	(0.19)	(0.51)	(0.70)
Year Ended September 30, 2014	$18.01	0.19		1.40	1.59	(0.17)	(0.63)	(0.80)
Year Ended September 30, 2013	$15.92	0.16		2.22	2.38	(0.13)	(0.16)	(0.29)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2017	$8.43	(0.27)		0.84	0.57	—	—	—
Year Ended September 30, 2016	$8.76	(0.24)		0.11	(0.13)	—	(0.20)	(0.20)
Year Ended September 30, 2015	$10.85	(0.26)		(1.53)	(1.79)	—	(0.30)	(0.30)
December 13, 2013 to September 30, 2014(j)	$10.00	(0.21)		1.06	0.85	—	—	—
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2017	$9.62	0.15		1.96	2.11	(0.09)	—	(0.09)
Year Ended September 30, 2016	$9.18	0.17		0.42	0.59	(0.15)	—	(0.15)
November 28, 2014 to September 30, 2015(j)	$10.00	0.19		(0.99)	(0.80)	(0.02)	—	(0.02)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.72%.

(e)	Amount is less than $0.005.

(f)

Net investment loss per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

(g)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 3.00% per share.

(h)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.94% per share.

(i)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.84% per share.

(j)	Period from commencement of operations.

(k)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.79% per share.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

			Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$20.13	18.00%		$966	1.64%		1.12%		1.64%	144.85%
$17.20	7.87%		$919	1.76%		0.81%		1.90%	145.53%
$16.09	(3.52)%		$805	1.81%		0.52%		1.91%	135.05%
$16.79	22.09%		$534	1.81%		0.34%		1.92%	113.75%
$13.81	10.88	%(d)	$199	1.84%		0.21%		1.94%	164.27%

$16.76	14.58%		$4,363	1.90%		(0.87)%		1.90%	24.83%
$15.12	12.22%		$5,282	1.93%		(0.61)%		1.93%	25.45%
$16.67	(1.43)%		$5,309	1.94%		(0.41)%		1.94%	30.61%
$18.06	9.12%		$4,661	1.94%		(0.40)%		1.94%	27.30%
$17.72	31.37%		$1,309	1.92%		0.04%		1.92%	34.03%

$17.69	20.73%		$191	1.80%		(0.10)%		1.85%	109.05%
$14.70	8.68%		$364	1.88%		0.52%		1.98%	120.42%
$13.60	1.37%		$330	2.00%		0.45%		2.00%	101.99%
$13.87	6.38%		$312	1.99%		(0.01)%		1.99%	68.50%
$14.88	27.77%		$216	2.03%		(0.38)%		2.03%	176.62%

$20.88	15.08%		$149,892	1.87%		(0.68)%		1.87%	18.92%
$18.54	7.76%		$181,061	1.92%		(0.73)%		1.97%	27.32%
$20.34	2.99%		$143,597	1.98%		(0.98)%		1.98%	26.98%
$20.95	20.76%		$120,469	1.96%		(0.86)%		1.96%	32.35%
$19.55	20.69%		$94,718	1.99%		(0.46	)%(f)	1.99%	53.76%

$20.66	15.36%		$234,108	1.78%		1.03%		1.78%	16.93%
$18.14	13.66%		$271,598	1.96%		1.03%		1.96%	20.64%
$17.21	(4.92)%		$279,355	1.97%		0.91%		1.97%	27.53%
$18.80	8.98%		$315,948	1.95%		1.04%		1.95%	16.13%
$18.01	15.17%		$280,841	1.95%		0.93%		1.95%	30.56%

$9.00	6.64%		$119	4.40	%(g)	(3.10)%		4.45%	404.82%
$8.43	(1.27)%		$211	4.35	%(h)	(2.98)%		4.38%	370.28%
$8.76	(16.80)%		$402	3.93	%(i)	(2.67)%		3.93%	265.99%
$10.85	8.50%		$330	4.15	%(k)	(2.37)%		4.15%	193.58%

$11.64	22.19%		$59	1.68%		1.44%		1.94%	91.65%
$9.62	6.38%		$47	1.80%		1.83%		2.13%	125.35%
$9.18	(8.03)%		$28	2.03%		2.26%		2.19%	133.50%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

Net Asset Value, Beginning of Period		Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital SMID Opportunities Fund
October 3, 2016 to September 30, 2017(d)	$10.00	(0.09)	1.76	1.67	—	—	—
Sterling Capital Stratton Mid Cap Value Fund
Year Ended September 30, 2017	$55.55	(0.41)	10.53	10.12	—	(0.27)	(0.27)
Period Ended September 30, 2016	$52.54	(0.32)	3.33	3.01	—	—	—
November 16, 2015 to December 31, 2015(d)	$53.97	—	0.45	0.45	(0.10)	(1.78)	(1.88)
Sterling Capital Stratton Real Estate Fund
Year Ended September 30, 2017	$39.50	0.43	(0.49)	(0.06)	(0.78)	(1.75)	(2.53)
Period Ended September 30, 2016	$35.97	0.34	3.58	3.92	(0.39)	—	(0.39)
November 16, 2015 to December 31, 2015(d)	$34.90	0.12	1.42	1.54	—	(0.47)	(0.47)
Sterling Capital Stratton Small Cap Value Fund
Year Ended September 30, 2017	$77.88	(0.64)	15.61	14.97	—	(4.10)	(4.10)
Period Ended September 30, 2016	$69.88	(0.41)	8.41	8.00	—	—	—
November 16, 2015 to December 31, 2015(d)	$71.71	(0.01)	(0.81)	(0.82)	(0.01)	(1.00)	(1.01)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2017	$8.80	0.03	—	0.03	(0.14)	—	(0.14)
Year Ended September 30, 2016	$8.85	0.03	0.07	0.10	(0.16)	—	(0.16)
Year Ended September 30, 2015	$9.07	0.04	(0.07)	(0.03)	(0.19)	—	(0.19)
Year Ended September 30, 2014	$9.24	0.06	(0.03)	0.03	(0.20)	—	(0.20)
Year Ended September 30, 2013	$9.47	0.09	(0.09)	—	(0.23)	—	(0.23)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.67	16.70%	$1,414	1.79%	(0.80)%	2.38%	37.97%

$65.40	18.27%	$1	1.89%	(0.68)%	1.89%	12.19%
$55.55	5.73%	$1	1.95%	(0.82)%	1.95%	11.16%
$52.54	0.91%	$1	1.64%	(0.01)%	1.64%	19.28%

$36.91	0.16%	$64	1.79%	1.18%	1.80%	13.52%
$39.50	10.90%	$20	1.83%	1.21%	1.85%	18.43%
$35.97	4.45%	$1	1.59%	2.57%	1.59%	15.47%

$88.75	19.55%	$107	2.06%	0.78%	2.06%	7.04%
$77.88	11.45%	$65	2.08%	(0.74)%	2.08%	3.42%
$69.88	(1.12)%	$1	2.06%	(0.15)%	2.06%	6.33%

$8.69	0.38%	$1,546	1.45%	0.37%	1.55%	78.77%
$8.80	1.22%	$1,886	1.49%	0.35%	1.56%	54.68%
$8.85	(0.29)%	$2,415	1.55%	0.39%	1.57%	55.74%
$9.07	0.37%	$1,906	1.53%	0.69%	1.56%	56.10%
$9.24	(0.03)%	$556	1.52%	1.02%	1.56%	56.09%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

Net Asset Value, Beginning of Period		Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital		Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2017	$10.22	0.08	(0.28)	(0.20)	(0.13)	—	—		(0.13)
Year Ended September 30, 2016	$10.17	0.05	0.10	0.15	(0.10)	—	—		(0.10)
Year Ended September 30, 2015	$10.18	0.06	0.05	0.11	(0.12)	—	—		(0.12)
Year Ended September 30, 2014	$10.27	0.07	0.09	0.16	(0.25)	—	—		(0.25)
Year Ended September 30, 2013	$10.84	0.08	(0.43)	(0.35)	(0.22)	—	—		(0.22)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2017	$10.83	0.15	(0.15)	—	(0.22)	—	—		(0.22)
Year Ended September 30, 2016	$10.55	0.18	0.35	0.53	(0.25)	—	—		(0.25)
Year Ended September 30, 2015	$10.68	0.20	(0.06)	0.14	(0.27)	—	—		(0.27)
Year Ended September 30, 2014	$10.54	0.23	0.21	0.44	(0.29)	(0.01)	—		(0.30)
Year Ended September 30, 2013	$11.17	0.21	(0.46)	(0.25)	(0.30)	(0.08)	—		(0.38)
Sterling Capital Corporate Fund
Year Ended September 30, 2017	$10.35	0.21	(0.08)	0.13	(0.21)	(0.04)	—		(0.25)
Year Ended September 30, 2016	$10.09	0.21	0.26	0.47	(0.21)	—	—		(0.21)
Year Ended September 30, 2015	$10.24	0.22	(0.14)	0.08	(0.22)	(0.01)	—	(d)	(0.23)
Year Ended September 30, 2014	$10.15	0.24	0.18	0.42	(0.23)	(0.10)	—		(0.33)
February 1, 2013 to September 30, 2013(e)	$10.53	0.18	(0.39)	(0.21)	(0.17)	—	—		(0.17)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2017	$10.09	0.13	(0.12)	0.01	(0.17)	—	—		(0.17)
Year Ended September 30, 2016	$9.97	0.12	0.16	0.28	(0.16)	—	—		(0.16)
Year Ended September 30, 2015	$9.89	0.13	0.13	0.26	(0.18)	—	—		(0.18)
Year Ended September 30, 2014	$9.84	0.16	0.11	0.27	(0.22)	—	—		(0.22)
February 1, 2013 to September 30, 2013(e)	$10.16	0.08	(0.23)	(0.15)	(0.17)	—	—		(0.17)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2017	$10.65	0.14	(0.22)	(0.08)	(0.15)	(0.14)	—		(0.29)
Year Ended September 30, 2016	$10.63	0.16	0.15	0.31	(0.16)	(0.13)	—		(0.29)
Year Ended September 30, 2015	$10.86	0.17	(0.05)	0.12	(0.17)	(0.18)	—		(0.35)
Year Ended September 30, 2014	$10.67	0.19	0.18	0.37	(0.18)	—	—		(0.18)
Year Ended September 30, 2013	$11.16	0.16	(0.43)	(0.27)	(0.16)	(0.06)	—		(0.22)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.31	0.12	(0.21)	(0.09)	(0.12)	(0.08)	—		(0.20)
Year Ended September 30, 2016	$11.18	0.11	0.20	0.31	(0.11)	(0.07)	—		(0.18)
Year Ended September 30, 2015	$11.24	0.12	— (d)	0.12	(0.12)	(0.06)	—		(0.18)
Year Ended September 30, 2014	$10.96	0.11	0.28	0.39	(0.11)	—	—		(0.11)
Year Ended September 30, 2013	$11.56	0.11	(0.45)	(0.34)	(0.11)	(0.15)	—		(0.26)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.07	0.14	(0.26)	(0.12)	(0.14)	(0.04)	—		(0.18)
Year Ended September 30, 2016	$10.96	0.15	0.17	0.32	(0.15)	(0.06)	—		(0.21)
Year Ended September 30, 2015	$10.98	0.16	— (d)	0.16	(0.16)	(0.02)	—		(0.18)
Year Ended September 30, 2014	$10.74	0.16	0.24	0.40	(0.16)	—	—		(0.16)
Year Ended September 30, 2013	$11.35	0.16	(0.53)	(0.37)	(0.16)	(0.08)	—		(0.24)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$9.89	(1.94)%	$577	1.62%	0.80%	1.66%	32.44%
$10.22	1.51%	$706	1.60%	0.48%	1.72%	49.39%
$10.17	1.06%	$777	1.67%	0.56%	1.73%	62.02%
$10.18	1.56%	$823	1.68%	0.66%	1.68%	35.74%
$10.27	(3.29)%	$1,080	1.68%	0.74%	1.68%	66.16%

$10.61	0.00%	$7,582	1.47%	1.38%	1.57%	64.07%
$10.83	5.05%	$7,933	1.49%	1.66%	1.59%	65.47%
$10.55	1.28%	$6,362	1.48%	1.87%	1.58%	41.37%
$10.68	4.24%	$5,578	1.56%	2.15%	1.58%	75.21%
$10.54	(2.24)%	$5,362	1.57%	1.92%	1.59%	149.09%

$10.23	1.30%	$43	1.64%	2.09%	1.64%	78.79%
$10.35	4.69%	$58	1.64%	2.03%	1.64%	83.88%
$10.09	0.75%	$9	1.63%	2.12%	1.63%	33.94%
$10.24	4.25%	$9	1.59%	2.31%	1.59%	105.03%
$10.15	(2.02)%	$15	1.59%	2.58%	1.59%	99.48%

$9.93	0.12%	$34	1.60%	1.31%	1.64%	34.72%
$10.09	2.83%	$40	1.61%	1.16%	1.65%	43.63%
$9.97	2.62%	$39	1.59%	1.30%	1.63%	19.85%
$9.89	2.72%	$38	1.58%	1.59%	1.62%	98.34%
$9.84	(1.49)%	$3	1.64%	1.17%	1.64%	193.21%

$10.28	(0.74)%	$2	1.58%	1.32%	1.65%	17.93%
$10.65	2.93%	$20	1.65%	1.50%	1.76%	16.44%
$10.63	1.13%	$20	1.71%	1.62%	1.79%	17.34%
$10.86	3.53%	$19	1.71%	1.72%	1.71%	11.13%
$10.67	(2.47)%	$67	1.71%	1.48%	1.71%	22.05%

$11.02	(0.74)%	$627	1.61%	1.13%	1.65%	5.89%
$11.31	2.85%	$802	1.61%	1.01%	1.71%	14.36%
$11.18	1.04%	$741	1.65%	1.07%	1.71%	18.38%
$11.24	3.58%	$747	1.69%	0.99%	1.69%	19.90%
$10.96	(3.04)%	$1,206	1.70%	0.95%	1.70%	70.60%

$10.77	(1.06)%	$4,591	1.54%	1.34%	1.58%	25.92%
$11.07	2.91%	$6,108	1.55%	1.31%	1.65%	10.05%
$10.96	1.43%	$3,350	1.59%	1.44%	1.66%	16.80%
$10.98	3.77%	$2,864	1.66%	1.52%	1.66%	11.67%
$10.74	(3.27)%	$4,776	1.67%	1.48%	1.67%	22.38%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

Net Asset Value, Beginning of Period		Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.30	0.11	(0.20)	(0.09)	(0.11)	—	(0.11)
Year Ended September 30, 2016	$11.14	0.12	0.20	0.32	(0.12)	(0.04)	(0.16)
Year Ended September 30, 2015	$11.14	0.13	0.02	0.15	(0.13)	(0.02)	(0.15)
Year Ended September 30, 2014	$10.85	0.14	0.29	0.43	(0.14)	—	(0.14)
Year Ended September 30, 2013	$11.36	0.13	(0.43)	(0.30)	(0.13)	(0.08)	(0.21)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2017	$12.13	0.14	(0.28)	(0.14)	(0.14)	(0.09)	(0.23)
Year Ended September 30, 2016	$11.98	0.15	0.19	0.34	(0.15)	(0.04)	(0.19)
Year Ended September 30, 2015	$12.06	0.16	(0.01)	0.15	(0.16)	(0.07)	(0.23)
Year Ended September 30, 2014	$11.79	0.15	0.27	0.42	(0.15)	—	(0.15)
Year Ended September 30, 2013	$12.44	0.15	(0.55)	(0.40)	(0.15)	(0.10)	(0.25)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2017	$10.27	0.13	(0.17)	(0.04)	(0.13)	(0.05)	(0.18)
Year Ended September 30, 2016	$10.14	0.13	0.18	0.31	(0.13)	(0.05)	(0.18)
Year Ended September 30, 2015	$10.16	0.14	0.01	0.15	(0.14)	(0.03)	(0.17)
Year Ended September 30, 2014	$9.91	0.14	0.25	0.39	(0.14)	—	(0.14)
Year Ended September 30, 2013	$10.51	0.14	(0.48)	(0.34)	(0.14)	(0.12)	(0.26)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2017	$10.73	0.33	(0.03)	0.30	(0.33)	—	(0.33)
Year Ended September 30, 2016	$10.13	0.24	0.66	0.90	(0.30)	—	(0.30)
Year Ended September 30, 2015	$10.53	0.22	(0.44)	(0.22)	(0.18)	—	(0.18)
Year Ended September 30, 2014	$9.90	0.14	0.66	0.80	(0.17)	—	(0.17)
Year Ended September 30, 2013	$9.64	0.14	0.28	0.42	(0.16)	—	(0.16)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2017	$10.62	0.07	1.06	1.13	(0.08)	—	(0.08)
Year Ended September 30, 2016	$10.13	0.09	0.53	0.62	(0.13)	—	(0.13)
Year Ended September 30, 2015	$10.47	0.04	(0.31)	(0.27)	(0.07)	—	(0.07)
Year Ended September 30, 2014	$9.60	0.09	0.89	0.98	(0.11)	—	(0.11)
Year Ended September 30, 2013	$8.98	0.09	0.63	0.72	(0.10)	—	(0.10)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2017	$10.18	0.03	1.32	1.35	(0.06)	—	(0.06)
Year Ended September 30, 2016	$9.68	0.05	0.57	0.62	(0.12)	—	(0.12)
Year Ended September 30, 2015	$10.09	(0.01)	(0.35)	(0.36)	(0.05)	—	(0.05)
Year Ended September 30, 2014	$9.09	0.05	1.02	1.07	(0.07)	—	(0.07)
Year Ended September 30, 2013	$8.24	0.04	0.87	0.91	(0.06)	—	(0.06)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$11.10	(0.74)%	$1,440	1.56%	1.04%	1.59%	31.17%
$11.30	2.82%	$1,806	1.56%	1.02%	1.66%	2.69%
$11.14	1.35%	$1,517	1.61%	1.18%	1.68%	12.53%
$11.14	3.97%	$1,465	1.67%	1.26%	1.67%	15.51%
$10.85	(2.67)%	$899	1.69%	1.14%	1.69%	35.38%

$11.76	(1.14)%	$935	1.55%	1.18%	1.59%	23.25%
$12.13	2.88%	$1,170	1.56%	1.24%	1.66%	16.18%
$11.98	1.22%	$1,245	1.60%	1.32%	1.67%	16.01%
$12.06	3.61%	$1,490	1.66%	1.30%	1.66%	20.48%
$11.79	(3.25)%	$2,687	1.68%	1.22%	1.68%	40.00%

$10.05	(0.38)%	$739	1.56%	1.34%	1.59%	21.00%
$10.27	3.14%	$817	1.57%	1.29%	1.67%	11.31%
$10.14	1.42%	$409	1.61%	1.36%	1.67%	10.34%
$10.16	3.93%	$457	1.66%	1.39%	1.66%	21.09%
$9.91	(3.28)%	$764	1.68%	1.38%	1.68%	22.18%

$10.70	2.84%	$1,155	1.52%	3.08%	1.52%	43.86%
$10.73	9.07%	$1,157	1.39%	2.43%	1.47%	67.18%
$10.13	(2.14)%	$795	1.20%	2.04%	1.45%	126.46%
$10.53	8.07%	$291	1.20%	1.35%	1.45%	8.67%
$9.90	4.40%	$241	1.28%	1.42%	1.44%	60.51%

$11.67	10.68%	$785	1.17%	0.62%	1.42%	0.80%
$10.62	6.18%	$741	1.15%	0.89%	1.40%	5.19%
$10.13	(2.60)%	$751	1.15%	0.42%	1.40%	49.24%
$10.47	10.24%	$757	1.14%	0.88%	1.40%	5.70%
$9.60	8.10%	$570	1.25%	0.94%	1.41%	81.00%

$11.47	13.36%	$407	1.19%	0.31%	1.44%	1.92%
$10.18	6.46%	$436	1.18%	0.56%	1.43%	5.95%
$9.68	(3.62)%	$491	1.17%	(0.06)%	1.42%	58.40%
$10.09	11.75%	$506	1.16%	0.48%	1.41%	8.60%
$9.09	11.07%	$452	1.27%	0.50%	1.43%	96.94%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

Net Asset Value, Beginning of Period		Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2017	$17.78	0.41	2.98	3.39	(0.35)	—	(0.35)
Year Ended September 30, 2016	$16.62	0.32	1.16	1.48	(0.32)	—	(0.32)
Year Ended September 30, 2015	$17.33	0.27	(0.70)	(0.43)	(0.28)	—	(0.28)
Year Ended September 30, 2014	$14.23	0.22	3.08	3.30	(0.20)	—	(0.20)
Year Ended September 30, 2013	$12.87	0.16	1.36	1.52	(0.16)	—	(0.16)
Sterling Capital Mid Value Fund
Year Ended September 30, 2017	$16.92	0.03	2.59	2.62	(0.01)	(0.53)	(0.54)
Year Ended September 30, 2016	$18.14	0.07	2.07	2.14	(0.02)	(3.34)	(3.36)
Year Ended September 30, 2015	$19.50	0.11	(0.14)	(0.03)	(0.16)	(1.17)	(1.33)
Year Ended September 30, 2014	$18.91	0.10	1.77	1.87	(0.08)	(1.20)	(1.28)
Year Ended September 30, 2013	$14.37	0.17	4.50	4.67	(0.13)	—	(0.13)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2017	$15.30	0.17	3.18	3.35	(0.10)	—	(0.10)
Year Ended September 30, 2016	$14.14	0.22	1.16	1.38	(0.21)	(0.01)	(0.22)
Year Ended September 30, 2015	$14.47	0.22	0.15	0.37	(0.26)	(0.44)	(0.70)
Year Ended September 30, 2014	$15.34	0.15	0.94	1.09	(0.09)	(1.87)	(1.96)
Year Ended September 30, 2013	$12.08	0.08	3.39	3.47	(0.06)	(0.15)	(0.21)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2017	$22.48	0.08	3.51	3.59	(0.01)	(0.41)	(0.42)
Year Ended September 30, 2016	$23.78	0.06	1.95	2.01	—	(3.31)	(3.31)
Year Ended September 30, 2015	$24.06	— (e)	0.92	0.92	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.96	0.03	4.39	4.42	(0.04)	(2.28)	(2.32)
Year Ended September 30, 2013	$18.99	0.11 (f)	3.87	3.98	(0.06)	(0.95)	(1.01)
Sterling Capital Equity Income Fund
Year Ended September 30, 2017	$18.34	0.39	2.60	2.99	(0.42)	(0.02)	(0.44)
Year Ended September 30, 2016	$17.39	0.35	2.06	2.41	(0.36)	(1.10)	(1.46)
Year Ended September 30, 2015	$18.98	0.36	(1.07)	(0.71)	(0.37)	(0.51)	(0.88)
Year Ended September 30, 2014	$18.18	0.38	1.41	1.79	(0.36)	(0.63)	(0.99)
Year Ended September 30, 2013	$16.06	0.33	2.25	2.58	(0.30)	(0.16)	(0.46)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2017	$8.67	(0.18)	0.87	0.69	—	—	—
Year Ended September 30, 2016	$8.91	(0.16)	0.12	(0.04)	—	(0.20)	(0.20)
Year Ended September 30, 2015	$10.93	(0.17)	(1.55)	(1.72)	—	(0.30)	(0.30)
December 13, 2013 to September 30, 2014(j)	$10.00	(0.11)	1.04	0.93	—	—	—

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.78%.

(e)	Amount is less than $0.005.

(f)

Net investment income per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.

(g)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.00% per share.

(h)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.94% per share.

(i)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.83% per share.

(j)	Period from commencement of operations.

(k)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.77% per share.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

			Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$20.82	19.18%		$272,504	0.64%		2.12%		0.64%	144.85%
$17.78	8.94%		$240,971	0.76%		1.83%		0.90%	145.53%
$16.62	(2.55)%		$221,481	0.81%		1.50%		0.91%	135.05%
$17.33	23.29%		$234,809	0.81%		1.34%		0.91%	113.75%
$14.23	11.94	%(d)	$194,921	0.84%		1.23%		0.94%	164.27%

$19.00	15.73%		$632,867	0.90%		0.15%		0.90%	24.83%
$16.92	13.32%		$550,697	0.93%		0.41%		0.93%	25.45%
$18.14	(0.43)%		$588,537	0.94%		0.55%		0.94%	30.61%
$19.50	10.17%		$696,468	0.93%		0.53%		0.93%	27.30%
$18.91	32.65%		$548,624	0.92%		1.03%		0.92%	34.03%

$18.55	21.89%		$208,404	0.80%		0.99%		0.85%	109.05%
$15.30	9.80%		$157,413	0.88%		1.54%		0.98%	120.42%
$14.14	2.42%		$111,757	1.00%		1.44%		1.00%	101.99%
$14.47	7.40%		$121,011	0.99%		0.99%		0.99%	68.50%
$15.34	29.03%		$101,999	1.04%		0.61%		1.04%	176.62%

$25.65	16.22%		$652,211	0.87%		0.32%		0.87%	18.92%
$22.48	8.86%		$587,320	0.92%		0.27%		0.97%	27.32%
$23.78	4.02%		$491,982	0.97%		0.01%		0.97%	26.98%
$24.06	22.00%		$574,783	0.96%		0.14%		0.96%	32.35%
$21.96	21.90%		$452,155	0.99%		0.53	%(f)	0.99%	53.76%

$20.89	16.51%		$980,982	0.78%		2.04%		0.78%	16.93%
$18.34	14.75%		$943,101	0.96%		2.04%		0.96%	20.64%
$17.39	(3.90)%		$807,729	0.97%		1.91%		0.97%	27.53%
$18.98	10.01%		$1,038,013	0.95%		2.03%		0.95%	16.13%
$18.18	16.33%		$936,400	0.95%		1.92%		0.95%	30.56%

$9.36	7.72%		$32,822	3.40	%(g)	(2.02)%		3.45%	404.82%
$8.67	(0.33)%		$41,521	3.31	%(h)	(1.91)%		3.33%	370.28%
$8.91	(15.92)%		$102,208	2.94	%(i)	(1.66)%		2.94%	265.99%
$10.93	9.30%		$105,053	3.10	%(k)	(1.23)%		3.10%	193.58%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

Net Asset Value, Beginning of Period		Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions	Redemption Fees
Sterling Capital Behavioral International Equity Fund
Year Ended September 30, 2017	$9.69	0.27	1.97	2.24	(0.17)	—	(0.17)	—
Year Ended September 30, 2016	$9.24	0.23	0.44	0.67	(0.22)	—	(0.22)	—
November 30, 2014 to September 30, 2015(d)	$10.00	0.24	(0.97)	(0.73)	(0.03)	—	(0.03)	—
Sterling Capital SMID Opportunities Fund
October 3, 2016 to September 30, 2017(d)	$10.00	0.02	1.76	1.78	(0.01)	—	(0.01)	—
Sterling Capital Stratton Mid Cap Value Fund(e)
Year Ended September 30, 2017	$55.97	0.19	10.66	10.85	(0.08)	(0.27)	(0.35)	—
Period Ended September 30, 2016	$52.55	0.07	3.35	3.42	—	—	—	—
Year Ended December 31, 2015	$55.50	0.15	(1.17)	(1.02)	(0.15)	(1.78)	(1.93)	—	(f)
Year Ended December 31, 2014	$51.63	0.02	3.85	3.87	(0.02)	—	(0.02)	0.02
Year Ended December 31, 2013	$37.47	(0.01)	14.17	14.16	—	—	—	—	(f)
Year Ended December 31, 2012	$32.65	0.19	4.84	5.03	(0.21)	—	(0.21)	—	(f)
Sterling Capital Stratton Real Estate Fund(e)
Year Ended September 30, 2017	$39.74	0.83	(0.53)	0.30	(1.19)	(1.75)	(2.94)	—
Period Ended September 30, 2016	$36.01	0.61	3.62	4.23	(0.50)	—	(0.50)	—
Year Ended December 31, 2015	$36.44	0.66	(0.04)	0.62	(0.59)	(0.47)	(1.06)	0.01
Year Ended December 31, 2014	$29.86	0.62	8.47	9.09	(0.62)	(1.89)	(2.51)	—	(f)
Year Ended December 31, 2013	$29.98	0.49	0.21	0.70	(0.15)	(0.67)	(0.82)	—	(f)
Year Ended December 31, 2012	$26.98	0.44	4.50	4.94	(0.38)	(1.56)	(1.94)	—	(f)
Sterling Capital Stratton Small Cap Value Fund(e)
Year Ended September 30, 2017	$78.46	0.16	15.81	15.97	(0.14)	(4.10)	(4.24)	—	(f)
Period Ended September 30, 2016	$69.89	0.10	8.47	8.57	—	—	—	—	(f)
Year Ended December 31, 2015	$74.05	0.07	(3.15)	(3.08)	(0.08)	(1.00)	(1.08)	—	(f)
Year Ended December 31, 2014	$73.31	0.02	2.21	2.23	(0.02)	(1.48)	(1.50)	0.01
Year Ended December 31, 2013	$55.38	(0.01)	21.47	21.46	—	(3.53)	(3.53)	—	(f)
Year Ended December 31, 2012	$49.79	0.07	7.39	7.46	(0.08)	(1.79)	(1.87)	—	(f)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2017	$9.81	0.09	0.04	0.13	(0.15)	—	(0.15)	—
Year Ended September 30, 2016	$9.86	0.09	0.03	0.12	(0.17)	—	(0.17)	—
Year Ended September 30, 2015	$9.94	0.07	(0.03)	0.04	(0.12)	—	(0.12)	—
Year Ended September 30, 2014	$9.98	0.08	(0.03)	0.05	(0.09)	—	(0.09)	—
November 30, 2012 to September 30, 2013(d)	$10.00	0.05	(0.01)	0.04	(0.06)	—	(0.06)	—

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)

Each of the Stratton Mid Cap Value Fund, the Stratton Real Estate Fund, and the Stratton Small Cap Value Fund (collectively, the “Predecessor Funds”) transferred its assets and liabilities to, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund and Sterling Capital Stratton Small Cap Value Fund, respectively (collectively, the “Fund Mergers”) at the close of business on November 13, 2015. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income (loss) to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.76	23.46%	$81,876	0.68%	2.59%	0.95%	91.65%
$9.69	7.30%	$69,954	0.80%	2.48%	1.16%	125.35%
$9.24	(7.36)%	$18,592	1.03%	2.82%	1.18%	133.50%

$11.77	17.84%	$4,460	0.79%	0.19%	1.35%	37.97%

$66.47	19.47%	$66,030	0.91%	0.32%	0.92%	12.19%
$55.97	6.51%	$63,513	0.95%	0.18%	0.97%	11.16%
$52.55	(1.75)%	$64,364	1.04%	0.26%	1.04%	19.28%
$55.50	7.54%	$74,637	1.05%	0.03%	1.05%	55.45%
$51.63	37.79%	$67,937	1.16%	(0.02)%	1.16%	24.21%
$37.47	15.40%	$52,697	1.21%	0.54%	1.21%	63.11%

$37.10	1.16%	$96,199	0.79%	2.23%	0.81%	13.52%
$39.74	11.73%	$104,688	0.83%	2.13%	0.85%	18.43%
$36.01	1.85%	$96,198	0.89%	1.82%	0.89%	15.47%
$36.44	30.69%	$93,984	0.96%	1.81%	0.96%	14.20%
$29.86	2.35%	$78,589	0.97%	1.55%	0.97%	17.75%
$29.98	18.61%	$84,081	1.01%	1.47%	1.01%	27.62%

$90.19	20.73%	$1,183,974	1.06%	0.19%	1.06%	7.04%
$78.46	12.26%	$1,213,344	1.08%	0.20%	1.08%	3.42%
$69.89	(4.14)%	$1,156,577	1.11%	0.10%	1.11%	6.33%
$74.05	3.09%	$1,413,694	1.11%	0.03%	1.11%	11.15%
$73.31	39.24%	$1,161,329	1.15%	(0.02)%	1.15%	9.18%
$55.38	15.10%	$829,725	1.19%	0.12%	1.19%	11.02%

$9.79	1.36%	$33,879	0.43%	0.95%	0.53%	59.57%
$9.81	1.24%	$54,183	0.45%	0.90%	0.54%	43.02%
$9.86	0.40%	$35,384	0.53%	0.66%	0.55%	66.19%
$9.94	0.46%	$47,197	0.48%	0.76%	0.48%	79.98%
$9.98	0.35%	$40,625	0.48%	0.65%	0.48%	55.18%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

Net Asset Value, Beginning of Year		Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2017	$8.81	0.12	(0.01)	0.11	(0.23)	—	—	(0.23)
Year Ended September 30, 2016	$8.86	0.12	0.07	0.19	(0.24)	—	—	(0.24)
Year Ended September 30, 2015	$9.07	0.13	(0.06)	0.07	(0.28)	—	—	(0.28)
Year Ended September 30, 2014	$9.24	0.16	(0.03)	0.13	(0.30)	—	—	(0.30)
Year Ended September 30, 2013	$9.47	0.19	(0.10)	0.09	(0.32)	—	—	(0.32)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2017	$10.25	0.18	(0.28)	(0.10)	(0.23)	—	—	(0.23)
Year Ended September 30, 2016	$10.19	0.15	0.12	0.27	(0.21)	—	—	(0.21)
Year Ended September 30, 2015	$10.21	0.16	0.04	0.20	(0.22)	—	—	(0.22)
Year Ended September 30, 2014	$10.30	0.17	0.09	0.26	(0.35)	—	—	(0.35)
Year Ended September 30, 2013	$10.87	0.19	(0.44)	(0.25)	(0.32)	—	—	(0.32)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2017	$10.82	0.25	(0.15)	0.10	(0.32)	—	—	(0.32)
Year Ended September 30, 2016	$10.54	0.28	0.35	0.63	(0.35)	—	—	(0.35)
Year Ended September 30, 2015	$10.67	0.31	(0.07)	0.24	(0.37)	—	—	(0.37)
Year Ended September 30, 2014	$10.53	0.34	0.21	0.55	(0.40)	(0.01)	—	(0.41)
Year Ended September 30, 2013	$11.16	0.32	(0.46)	(0.14)	(0.41)	(0.08)	—	(0.49)
Sterling Capital Corporate Fund
Year Ended September 30, 2017	$10.36	0.32	(0.09)	0.23	(0.31)	(0.04)	—	(0.35)
Year Ended September 30, 2016	$10.10	0.31	0.26	0.57	(0.31)	—	—	(0.31)
Year Ended September 30, 2015	$10.25	0.32	(0.14)	0.18	(0.31)	(0.01)	(0.01)	(0.33)
Year Ended September 30, 2014	$10.15	0.34	0.20	0.54	(0.34)	(0.10)	—	(0.44)
Year Ended September 30, 2013	$10.70	0.37	(0.44)	(0.07)	(0.37)	(0.11)	—	(0.48)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2017	$10.10	0.23	(0.11)	0.12	(0.27)	—	—	(0.27)
Year Ended September 30, 2016	$9.98	0.22	0.16	0.38	(0.26)	—	—	(0.26)
Year Ended September 30, 2015	$9.91	0.23	0.12	0.35	(0.28)	—	—	(0.28)
Year Ended September 30, 2014	$9.85	0.25	0.11	0.36	(0.30)	—	—	(0.30)
Year Ended September 30, 2013	$10.29	0.24	(0.34)	(0.10)	(0.34)	—	—	(0.34)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2017	$10.63	0.23	(0.23)	—	(0.23)	(0.14)	—	(0.37)
Year Ended September 30, 2016	$10.61	0.27	0.14	0.41	(0.26)	(0.13)	—	(0.39)
Year Ended September 30, 2015	$10.84	0.28	(0.05)	0.23	(0.28)	(0.18)	—	(0.46)
Year Ended September 30, 2014	$10.65	0.29	0.19	0.48	(0.29)	—	—	(0.29)
Year Ended September 30, 2013	$11.15	0.27	(0.44)	(0.17)	(0.27)	(0.06)	—	(0.33)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.33	0.23	(0.21)	0.02	(0.23)	(0.08)	—	(0.31)
Year Ended September 30, 2016	$11.19	0.23	0.21	0.44	(0.23)	(0.07)	—	(0.30)
Year Ended September 30, 2015	$11.25	0.23	— (b)	0.23	(0.23)	(0.06)	—	(0.29)
Year Ended September 30, 2014	$10.97	0.22	0.28	0.50	(0.22)	—	—	(0.22)
Year Ended September 30, 2013	$11.58	0.22	(0.46)	(0.24)	(0.22)	(0.15)	—	(0.37)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$8.69	1.28%	$67,467	0.45%	1.37%	0.55%	78.77%
$8.81	2.24%	$77,374	0.49%	1.34%	0.56%	54.68%
$8.86	0.82%	$78,390	0.55%	1.41%	0.57%	55.74%
$9.07	1.38%	$81,206	0.52%	1.72%	0.55%	56.10%
$9.24	0.98%	$62,115	0.52%	2.08%	0.56%	56.09%

$9.92	(0.95)%	$16,412	0.62%	1.80%	0.66%	32.44%
$10.25	2.63%	$18,871	0.61%	1.48%	0.72%	49.39%
$10.19	1.98%	$21,648	0.67%	1.56%	0.73%	62.02%
$10.21	2.58%	$23,119	0.68%	1.66%	0.68%	35.74%
$10.30	(2.30)%	$46,686	0.68%	1.76%	0.68%	66.16%

$10.60	1.00%	$997,074	0.47%	2.38%	0.57%	64.07%
$10.82	6.10%	$709,103	0.49%	2.67%	0.59%	65.47%
$10.54	2.29%	$612,927	0.48%	2.88%	0.58%	41.37%
$10.67	5.29%	$433,198	0.56%	3.15%	0.58%	75.21%
$10.53	(1.26)%	$436,641	0.57%	2.93%	0.59%	149.09%

$10.24	2.32%	$29,471	0.63%	3.09%	0.63%	78.79%
$10.36	5.70%	$31,755	0.64%	3.02%	0.64%	83.88%
$10.10	1.76%	$63,992	0.63%	3.12%	0.63%	33.94%
$10.25	5.42%	$50,353	0.60%	3.30%	0.60%	105.03%
$10.15	(0.65)%	$85,609	0.51%	3.54%	0.59%	99.48%

$9.95	1.23%	$39,533	0.60%	2.31%	0.64%	34.72%
$10.10	3.86%	$46,364	0.61%	2.16%	0.65%	43.63%
$9.98	3.54%	$46,249	0.59%	2.28%	0.63%	19.85%
$9.91	3.75%	$36,624	0.61%	2.50%	0.63%	98.34%
$9.85	(0.97)%	$58,503	0.51%	2.33%	0.62%	193.21%

$10.26	0.05%	$8,026	0.68%	2.26%	0.71%	17.93%
$10.63	3.95%	$8,580	0.66%	2.50%	0.77%	16.44%
$10.61	2.15%	$9,533	0.70%	2.62%	0.79%	17.34%
$10.84	4.57%	$10,532	0.72%	2.72%	0.72%	11.13%
$10.65	(1.59)%	$11,859	0.71%	2.47%	0.71%	22.05%

$11.04	0.26%	$16,991	0.61%	2.13%	0.65%	5.89%
$11.33	3.97%	$24,621	0.61%	2.00%	0.71%	14.36%
$11.19	2.05%	$28,968	0.65%	2.07%	0.71%	18.38%
$11.25	4.61%	$30,519	0.69%	1.99%	0.69%	19.90%
$10.97	(2.14)%	$34,574	0.70%	1.94%	0.70%	70.60%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.08	0.25	(0.26)	(0.01)	(0.25)	(0.04)	(0.29)
Year Ended September 30, 2016	$10.97	0.26	0.17	0.43	(0.26)	(0.06)	(0.32)
Year Ended September 30, 2015	$10.98	0.27	0.01	0.28	(0.27)	(0.02)	(0.29)
Year Ended September 30, 2014	$10.74	0.27	0.24	0.51	(0.27)	—	(0.27)
Year Ended September 30, 2013	$11.36	0.28	(0.54)	(0.26)	(0.28)	(0.08)	(0.36)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2017	$11.22	0.22	(0.19)	0.03	(0.22)	—	(0.22)
Year Ended September 30, 2016	$11.06	0.23	0.20	0.43	(0.23)	(0.04)	(0.27)
Year Ended September 30, 2015	$11.07	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2014	$10.78	0.25	0.29	0.54	(0.25)	—	(0.25)
Year Ended September 30, 2013	$11.28	0.24	(0.42)	(0.18)	(0.24)	(0.08)	(0.32)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2017	$12.13	0.26	(0.28)	(0.02)	(0.26)	(0.09)	(0.35)
Year Ended September 30, 2016	$11.98	0.27	0.19	0.46	(0.27)	(0.04)	(0.31)
Year Ended September 30, 2015	$12.06	0.28	(0.01)	0.27	(0.28)	(0.07)	(0.35)
Year Ended September 30, 2014	$11.79	0.27	0.27	0.54	(0.27)	—	(0.27)
Year Ended September 30, 2013	$12.44	0.27	(0.55)	(0.28)	(0.27)	(0.10)	(0.37)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2017	$10.28	0.23	(0.18)	0.05	(0.23)	(0.05)	(0.28)
Year Ended September 30, 2016	$10.15	0.24	0.17	0.41	(0.23)	(0.05)	(0.28)
Year Ended September 30, 2015	$10.17	0.24	0.01	0.25	(0.24)	(0.03)	(0.27)
Year Ended September 30, 2014	$ 9.92	0.24	0.25	0.49	(0.24)	—	(0.24)
Year Ended September 30, 2013	$10.52	0.24	(0.48)	(0.24)	(0.24)	(0.12)	(0.36)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2017	$10.94	0.45	(0.04)	0.41	(0.43)	—	(0.43)
Year Ended September 30, 2016	$10.32	0.36	0.66	1.02	(0.40)	—	(0.40)
Year Ended September 30, 2015	$10.71	0.46	(0.58)	(0.12)	(0.27)	—	(0.27)
Year Ended September 30, 2014	$10.05	0.24	0.68	0.92	(0.26)	—	(0.26)
Year Ended September 30, 2013	$ 9.79	0.24	0.28	0.52	(0.26)	—	(0.26)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2017	$10.90	0.19	1.08	1.27	(0.19)	—	(0.19)
Year Ended September 30, 2016	$10.39	0.20	0.54	0.74	(0.23)	—	(0.23)
Year Ended September 30, 2015	$10.73	0.16	(0.32)	(0.16)	(0.18)	—	(0.18)
Year Ended September 30, 2014	$ 9.83	0.19	0.92	1.11	(0.21)	—	(0.21)
Year Ended September 30, 2013	$ 9.18	0.18	0.66	0.84	(0.19)	—	(0.19)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2017	$10.56	0.15	1.36	1.51	(0.14)	—	(0.14)
Year Ended September 30, 2016	$10.01	0.14	0.61	0.75	(0.20)	—	(0.20)
Year Ended September 30, 2015	$10.41	0.11	(0.38)	(0.27)	(0.13)	—	(0.13)
Year Ended September 30, 2014	$ 9.37	0.15	1.05	1.20	(0.16)	—	(0.16)
Year Ended September 30, 2013	$ 8.48	0.13	0.90	1.03	(0.14)	—	(0.14)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.78	(0.06)%	$140,484	0.54%	2.34%	0.58%	25.92%
$11.08	3.94%	$157,284	0.55%	2.33%	0.65%	10.05%
$10.97	2.53%	$147,048	0.59%	2.44%	0.66%	16.80%
$10.98	4.81%	$151,267	0.66%	2.50%	0.66%	11.67%
$10.74	(2.38)%	$159,039	0.67%	2.49%	0.67%	22.38%

$11.03	0.34%	$69,746	0.56%	2.03%	0.59%	31.17%
$11.22	3.87%	$72,722	0.57%	2.03%	0.67%	2.69%
$11.06	2.27%	$58,132	0.61%	2.17%	0.68%	12.53%
$11.07	5.03%	$49,157	0.68%	2.27%	0.68%	15.51%
$10.78	(1.62)%	$49,340	0.69%	2.17%	0.69%	35.38%

$11.76	(0.14)%	$70,780	0.55%	2.18%	0.59%	23.25%
$12.13	3.91%	$83,965	0.56%	2.23%	0.66%	16.18%
$11.98	2.24%	$78,506	0.60%	2.33%	0.67%	16.01%
$12.06	4.65%	$79,895	0.66%	2.29%	0.66%	20.48%
$11.79	(2.28)%	$81,703	0.68%	2.23%	0.68%	40.00%

$10.05	0.52%	$59,567	0.56%	2.34%	0.59%	21.00%
$10.28	4.18%	$64,199	0.57%	2.30%	0.67%	11.31%
$10.15	2.44%	$66,716	0.60%	2.37%	0.67%	10.34%
$10.17	4.98%	$70,273	0.66%	2.39%	0.66%	21.09%
$9.92	(2.30)%	$68,936	0.68%	2.38%	0.68%	22.18%

$10.92	3.88%	$7,962	0.50%	4.11%	0.50%	43.86%
$10.94	10.13%	$26,328	0.39%	3.43%	0.47%	67.18%
$10.32	(1.23)%	$27,896	0.20%	4.29%	0.45%	126.46%
$10.71	9.19%	$2,300	0.20%	2.32%	0.45%	8.67%
$10.05	5.35%	$3,153	0.29%	2.42%	0.44%	60.51%

$11.98	11.75%	$111	0.17%	1.67%	0.42%	0.80%
$10.90	7.24%	$80	0.16%	1.89%	0.40%	5.19%
$10.39	(1.57)%	$106	0.15%	1.43%	0.40%	49.24%
$10.73	11.36%	$244	0.14%	1.87%	0.39%	5.70%
$9.83	9.28%	$321	0.26%	1.85%	0.39%	81.00%

$11.93	14.48%	$692	0.19%	1.34%	0.44%	1.92%
$10.56	7.58%	$725	0.18%	1.35%	0.43%	5.95%
$10.01	(2.67)%	$1,516	0.17%	1.00%	0.42%	58.40%
$10.41	12.89%	$872	0.16%	1.46%	0.41%	8.60%
$9.37	12.27%	$1,007	0.28%	1.46%	0.42%	96.94%

Sterling Capital Funds
Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2017	$16.25	—(b)	2.43	2.43	—	(0.53)	(0.53)
Year Ended September 30, 2016	$17.59	(0.02)	2.02	2.00	—	(3.34)	(3.34)
Year Ended September 30, 2015	$18.93	0.02	(0.14)	(0.12)	(0.05)	(1.17)	(1.22)
Year Ended September 30, 2014	$18.47	—(b)	1.74	1.74	(0.08)	(1.20)	(1.28)
Year Ended September 30, 2013	$14.20	(0.18)	4.51	4.33	(0.06)	—	(0.06)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2017	$15.14	0.18	3.08	3.26	(0.08)	—	(0.08)
Year Ended September 30, 2016	$14.00	0.14	1.15	1.29	(0.14)	(0.01)	(0.15)
Year Ended September 30, 2015	$14.28	0.13	0.15	0.28	(0.12)	(0.44)	(0.56)
Year Ended September 30, 2014	$15.21	0.10	0.93	1.03	(0.09)	(1.87)	(1.96)
Year Ended September 30, 2013	$12.03	0.03	3.36	3.39	(0.06)	(0.15)	(0.21)
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2017	$21.83	(0.04)	3.41	3.37	—	(0.41)	(0.41)
Year Ended September 30, 2016	$23.28	(0.05)	1.91	1.86	—	(3.31)	(3.31)
Year Ended September 30, 2015	$23.69	(0.11)	0.90	0.79	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.72	(0.09)	4.34	4.25	—	(2.28)	(2.28)
Year Ended September 30, 2013	$18.83	0.01(d)	3.83	3.84	—	(0.95)	(0.95)
Sterling Capital Equity Income Fund
Year Ended September 30, 2017	$18.18	0.29	2.58	2.87	(0.33)	(0.02)	(0.35)
Year Ended September 30, 2016	$17.25	0.26	2.04	2.30	(0.27)	(1.10)	(1.37)
Year Ended September 30, 2015	$18.84	0.26	(1.06)	(0.80)	(0.28)	(0.51)	(0.79)
Year Ended September 30, 2014	$18.04	0.29	1.40	1.69	(0.26)	(0.63)	(0.89)
Year Ended September 30, 2013	$15.95	0.24	2.22	2.46	(0.21)	(0.16)	(0.37)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2017	$10.77	0.20	(0.15)	0.05	(0.27)	—	(0.27)
Year Ended September 30, 2016	$10.49	0.23	0.35	0.58	(0.30)	—	(0.30)
Year Ended September 30, 2015	$10.62	0.25	(0.06)	0.19	(0.32)	—	(0.32)
Year Ended September 30, 2014	$10.48	0.28	0.22	0.50	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2013	$11.11	0.25	(0.45)	(0.20)	(0.35)	(0.08)	(0.43)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

(c)	Net Assets are below $1,000.

(d)

Net investment income per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.05)% per share.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)		Ratio of net expenses to average net assets	Ratio of net investment income loss to average net assets		Ratio of expenses to average net assets*	Portfolio turnover rate**

$18.15	15.18%	$2		1.39%	(0.01)%		1.39%	24.83%
$16.25	12.82%	$—	(c)	1.43%	(0.12)%		1.43%	25.45%
$17.59	(0.89)%	$—	(c)	1.44%	0.08%		1.44%	30.61%
$18.93	9.68%	$—	(c)	1.39%	0.02%		1.39%	27.30%
$18.47	30.65%	$—	(c)	1.42%	(1.04)%		1.42%	34.03%

$18.32	21.52%	$33		1.29%	1.09%		1.29%	109.05%
$15.14	9.22%	$—	(c)	1.38%	0.99%		1.38%	120.42%
$14.00	1.84%	$—	(c)	1.50%	0.89%		1.50%	101.99%
$14.28	7.01%	$—	(c)	1.45%	0.65%		1.45%	68.50%
$15.21	28.48%	$—	(c)	1.55%	0.24%		1.55%	176.62%

$24.79	15.66%	$266		1.36%	(0.16)%		1.36%	18.92%
$21.83	8.34%	$191		1.42%	(0.25)%		1.48%	27.32%
$23.28	3.51%	$46		1.47%	(0.44)%		1.47%	26.98%
$23.69	21.36%	$26		1.46%	(0.41)%		1.46%	32.35%
$21.72	21.28%	$450		1.49%	0.04	%(d)	1.49%	53.76%

$20.70	15.96%	$3,694		1.28%	1.52%		1.28%	16.93%
$18.18	14.18%	$1,921		1.46%	1.54%		1.46%	20.64%
$17.25	(4.40)%	$1,957		1.47%	1.40%		1.47%	27.53%
$18.84	9.52%	$1,811		1.45%	1.56%		1.45%	16.13%
$18.04	15.69%	$2,781		1.45%	1.40%		1.45%	30.56%

$10.55	0.50%	$5		0.96%	1.90%		1.04%	64.07%
$10.77	5.59%	$5		0.99%	2.20%		1.07%	65.47%
$10.49	1.77%	$6		0.98%	2.39%		1.09%	41.37%
$10.62	4.81%	$6		1.04%	2.65%		1.04%	75.21%
$10.48	(1.83)%	$5		1.07%	2.34%		1.08%	149.09%

Sterling Capital Funds
Notes to Financial Statements
September 30, 2017

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Long/Short Equity Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund are referred to as the “Funds of Funds.” The Funds, excluding the Funds of Funds, are referred to as the” Variable Net Asset Value Funds.” The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies, each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in debt securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate related securities. In addition, underlying investment companies may invest in derivatives and may engage in long/short equity strategies and in option writing strategies. The Funds of Funds except for Sterling Capital Diversified Income Fund currently invest only in other Funds that are part of the Sterling Capital Funds group of investment companies (not including cash sweep vehicles). Financial information for those Sterling Capital Funds is included in this report and also is available at www.sec.gov. Financial information for the other underlying Funds is available at www.sec.gov.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2017, the Funds discussed herein offered up to four classes of shares: Class A Shares, Class C Shares, Class R Shares and Institutional Shares. Class B Shares of the Funds closed effective May 26, 2017. Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund converted Class S Shares into Institutional Shares effective February 1, 2013. Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Total Return Bond Fund offer Class R Shares. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%, and Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds have a maximum sales charge of 2.00% as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, sales of Class A shares over $500,000 are not subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

based on the lower of the price paid for the shares or their net asset value at the time of redemption. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Variable Net Asset Value Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Sterling Capital Behavioral International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended September 30, 2017, there were no significant changes to the valuation policies and procedures.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2017 is as follows:

			Level 2–		Level 3–
	Level 1–		Other Significant		Significant
	Quoted Prices		Observable Inputs		Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$306,370,483(a	)	$—		$—	$306,370,483
Sterling Capital Mid Value Fund	669,787,738(a	)	—		—	669,787,738
Sterling Capital Behavioral Small Cap Value Equity Fund	217,350,744(a	)	—		—	217,350,744
Sterling Capital Special Opportunities Fund	1,146,365,325(a	)	—		—	1,146,365,325
Sterling Capital Equity Income Fund	1,564,851,719(a	)	—		—	1,564,851,719
Sterling Capital Long/Short Equity Fund	33,804,117(a	)	—		—	33,804,117
Sterling Capital Behavioral International Equity Fund	81,977,921(a	)			—	81,977,921
Sterling Capital SMID Opportunities Fund	9,729,949(a	)	—		—	9,729,949
Sterling Capital Stratton Mid Cap Value Fund	66,132,966(a	)	—		—	66,132,966
Sterling Capital Stratton Real Estate Fund	96,191,590(a	)	—		—	96,191,590
Sterling Capital Stratton Small Cap Value Fund	1,184,473,344(a	)	—		—	1,184,473,344
Sterling Capital Ultra Short Bond Fund	735,696(b	)	37,611,504(a	)	—	38,347,200
Sterling Capital Short Duration Bond Fund	668,930(b	)	74,516,637(a	)	—	75,185,567
Sterling Capital Intermediate U.S. Government Fund	690,860(b	)	21,614,378(a	)	—	22,305,238
Sterling Capital Total Return Bond Fund	21,831,671(b	)	1,060,312,787(a	)	—	1,082,144,458
Sterling Capital Corporate Fund	425,863(b	)	29,541,749(a	)	—	29,967,612
Sterling Capital Securitized Opportunities Fund	21,957(b	)	39,606,452(a	)	—	39,628,409
Sterling Capital Kentucky Intermediate Tax-Free Fund	28,126(b	)	11,931,186(a	)	—	11,959,312
Sterling Capital Maryland Intermediate Tax-Free Fund	198,258(b	)	23,019,790(a	)	—	23,218,048
Sterling Capital North Carolina Intermediate Tax-Free Fund	3,649,674(b	)	184,639,977(a	)	—	188,289,651
Sterling Capital South Carolina Intermediate Tax-Free Fund	865,063(b	)	85,217,768(a	)	—	86,082,831
Sterling Capital Virginia Intermediate Tax-Free Fund	737,306(b	)	97,706,416(a	)	—	98,443,722
Sterling Capital West Virginia Intermediate Tax-Free Fund	1,145,368(b	)	88,207,833(a	)	—	89,353,201
Sterling Capital Diversified Income Fund	23,948,456(a	)	—		—	23,948,456
Sterling Capital Strategic Allocation Balanced Fund	31,060,610(a	)	—		—	31,060,610
Sterling Capital Strategic Allocation Growth Fund	23,928,386(a	)	—		—	23,928,386

Liabilities:
Investments Sold Short
Sterling Capital Long/Short Equity Fund	$8,422,685(a	)	—		—	$8,422,685
Other Financial Instruments- Written Options (Equity Risk)
Sterling Capital Special Opportunities Fund (c)	1,013,750		—		—	1,013,750
Sterling Capital Equity Income Fund (c)	142,500		—		—	142,500

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and/or certain preferred stocks.
(c)	Other financial instruments are written options shown at value.

During the year ended September 30, 2017, Sterling Capital Behavioral International Equity Fund had foreign common stock that was transferred from Level 2 to Level 1 due to the application at September 30, 2016 of fair value procedures resulting from volatility in U.S. markets after the close of foreign markets. The beginning of period value of the securities that transferred from Level 2 to Level 1 during the period amounted to $28,514,728 or 40.53% of net assets as of September 30, 2016. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017 for the remaining Funds.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Derivative Instruments Categorized by Risk Exposure — The Funds’ derivative contracts held at September 30, 2017, are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2017:

		Sterling Capital	Sterling Capital
		Special	Equity
	Statements of Assets	Opportunities	Income
Fair Values of Derivative Instruments	and Liabilities Location	Fund	Fund
Liabilities
Equity contracts	Call options written	$1,013,750	$142,500

The effect of derivative financial instruments on the Statements of Operations for the year ended September 30, 2017:

Sterling Capital
	Special	Sterling Capital	Sterling Capital
	Opportunities	Equity	Long/Short
Net Realized Gain (Loss)	Fund	Income Fund	Equity Fund
Options (equity contracts)*	$983,341	$1,233,367	$(353,687)

*	Purchased options gain/loss are included in realized gain (loss) on investments.

Sterling Capital
	Special	Sterling Capital	Sterling Capital
	Opportunities	Equity	Long/Short
Net Change in Unrealized Appreciation (Depreciation)	Fund	Income Fund	Equity Fund
Written options (equity contracts)	$44,115	$(70,893)	$(2,898)

For the fiscal year ended September 30, 2017, the average quarterly balance of derivative financial instruments were as follows:

	Sterling Capital
	Special	Sterling Capital	Sterling Capital
	Opportunities	Equity	Long/Short
	Fund	Income Fund	Equity Fund
Options (Equity Risk)
Average number of written option contracts	2,663	2,239	109
Average premium of written option contracts	$340,727	$281,759	$11,752
Average number of purchased option contracts	—	—	408
Average premium of purchased option contracts	—	—	$53,097

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds. Dividends from net investment income are declared and paid monthly for Sterling Capital Diversified Income Fund. Dividends from net investment income are declared and paid quarterly for Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Long/Short Equity Fund and Sterling Capital Behavioral International Equity Fund are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts — The Sterling Capital Behavioral International Equity Fund, the Sterling Capital Long/Short Equity Fund, the Sterling Capital Ultra Short Bond Fund, the Sterling Capital Short Duration Bond Fund, the Sterling Capital Total Return Bond Fund and the Sterling Capital Corporate Fund may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls — The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

Offering Costs — Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of a Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

Options Contracts — Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, and Sterling Capital Long/Short Equity Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them. Sterling Capital Long/Short Equity Fund purchases put options, which gives a Fund the right to sell a specified amount of an underlying security at a specified price within a specified time. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation). Sterling Capital Diversified Income Fund may invest in underlying funds that engage in options writing strategies (including cash-secured put writing and covered call writing).

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Long/Short Equity Fund invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding.

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales — Sterling Capital Long/Short Equity Fund enters into short sale transactions in which it sells a security it may not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as a Service fee on securities sold short in the Statements of Operations. The Fund maintains a segregated account of deposits of cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. These positions are speculative and may be more risky than “long” positions because the cost of the replacement security or derivative is unknown. Short selling strategies typically reduce returns relative to “long only” strategies during rising equity markets, and involve risk of significant losses; potential loss on uncovered short positions is unlimited. Short selling strategies also involve significant transaction costs. Sterling Capital Diversified Income Fund may invest in underlying funds that engage in long/short equity strategies.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2017 were as follows:

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$414,194,975	$425,579,787
Sterling Capital Mid Value Fund	155,534,344	164,542,522
Sterling Capital Behavioral Small Cap Value Equity Fund	228,887,469	216,253,701
Sterling Capital Special Opportunities Fund	204,506,910	348,714,727
Sterling Capital Equity Income Fund	265,500,314	527,611,963
Sterling Capital Long/Short Equity Fund	92,706,093	102,904,079
Sterling Capital Behavioral International Equity Fund	67,142,331	68,289,323
Sterling Capital SMID Opportunities Fund	10,330,764	2,717,425
Sterling Capital Stratton Mid Cap Value Fund	7,514,043	16,205,360
Sterling Capital Stratton Real Estate Fund	12,757,453	18,410,726
Sterling Capital Stratton Small Cap Value Fund	83,303,864	278,864,364
Sterling Capital Ultra Short Bond Fund	24,502,371	23,454,447
Sterling Capital Short Duration Bond Fund	46,723,667	43,472,976
Sterling Capital Intermediate U.S. Government Fund	741,471	451,168
Sterling Capital Total Return Bond Fund	503,861,777	267,768,986
Sterling Capital Corporate Fund	18,906,914	20,734,013
Sterling Capital Securitized Opportunities Fund	4,707,445	3,018,430
Sterling Capital Kentucky Intermediate Tax-Free Fund	2,517,914	2,139,127
Sterling Capital Maryland Intermediate Tax-Free Fund	1,584,151	8,594,965
Sterling Capital North Carolina Intermediate Tax-Free Fund	51,460,662	69,568,468
Sterling Capital South Carolina Intermediate Tax-Free Fund	27,132,662	28,816,523
Sterling Capital Virginia Intermediate Tax-Free Fund	24,282,130	38,565,845
Sterling Capital West Virginia Intermediate Tax-Free Fund	19,650,767	27,661,668
Sterling Capital Diversified Income Fund	14,158,260	32,348,450
Sterling Capital Strategic Allocation Balanced Fund	249,753	5,066,932
Sterling Capital Strategic Allocation Growth Fund	440,651	2,652,000

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2017 were as follows:

	Purchases	Sales
Sterling Capital Long/Short Equity Fund	$528,719	$790,185
Sterling Capital Short Duration Bond Fund	17,762,512	20,001,217
Sterling Capital Intermediate U.S. Government Fund	6,587,125	7,984,327
Sterling Capital Total Return Bond Fund	453,742,705	305,706,562
Sterling Capital Corporate Fund	4,591,236	4,588,845
Sterling Capital Securitized Opportunities Fund	10,136,731	11,623,448

4.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2017 is as follows:

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

								Change in
							Distributions	Unrealized
						Dividend	and Net Realized	Appreciation/
	Shares Held at			Shares Held at	Value at	Income	Gain (Loss)	Depreciation
	September 30,	Shares	Shares	September 30,	September 30,	October 1, 2016-	October 1, 2016-	October 1, 2016-
	2016	Purchased	Sold	2017	2017	September 30, 2017	September 30, 2017	September 30, 2017
Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	978,903	—	220,463	758,440	$8,919,253	$149,209	$60,243	$1,638,315
Sterling Capital Equity Income Fund, Institutional Shares	249,903	267	40,796	209,374	4,373,817	93,334	87,829	487,294
Sterling Capital Long/Short Equity Fund, Institutional Shares	394,484	—	57,072	337,412	3,154,798	—	(56,134)	291,698
Sterling Capital Special Opportunities Fund, Institutional Shares	198,428	4,833	37,374	165,887	4,254,991	2,884	197,265	473,657
Sterling Capital Total Return Bond Fund, Institutional Shares	1,002,672	12,797	57,284	958,185	10,156,763	314,355	(23,345)	(198,749)

Total Affiliates	2,824,390	17,897	412,989	2,429,298	$30,859,622	$559,782	$265,858	$2,692,215

Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	873,758	—	131,162	742,596	$8,732,934	$134,517	$3,380	$1,577,835
Sterling Capital Equity Income Fund, Institutional Shares	219,741	251	20,693	199,299	4,163,361	86,649	47,606	484,705
Sterling Capital Long/Short Equity Fund, Institutional Shares	337,422	9,566	33,086	313,902	2,934,988	—	(32,229)	246,393
Sterling Capital Special Opportunities Fund, Institutional Shares	172,910	8,243	22,405	158,748	4,071,874	2,575	131,778	475,070
Sterling Capital Total Return Bond Fund, Institutional Shares	365,718	15,737	10,483	370,972	3,932,304	119,652	(4,994)	(74,772)

Total Affiliates	1,969,549	33,797	217,829	1,785,517	$23,835,461	$343,393	$145,541	$2,709,231

5.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2017:

	Prior to February 1, 2017			Effective February 1, 2017
		Fee Rate after			Fee Rate after
	Contractual	Contractual		Contractual	Contractual
	Fee Rate	Waivers		Fee Rate	Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.45%	0.45	%(1)	0.45%	0.45%
Sterling Capital Mid Value Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.75%	0.60	%(1)	0.60%	0.60%
Sterling Capital Special Opportunities Fund	0.65%	0.65	%(1)	0.65%	0.65%
Sterling Capital Equity Income Fund	0.55%	0.55%		0.55%	0.55%
Sterling Capital Long/Short Equity Fund	1.50%	1.50	%(3)	1.50%	1.50%

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

	Prior to February 1, 2017			Effective February 1, 2017
		Fee Rate after			Fee Rate after
	Contractual	Contractual		Contractual	Contractual
	Fee Rate	Waivers		Fee Rate	Waivers
Sterling Capital Behavioral International Equity Fund	0.80%	0.40	%(1),(3)	0.60%	0.40	%(2)
Sterling Capital SMID Opportunities Fund	0.70%	0.54	%(4)	0.70%	0.54	%(2)
Sterling Capital Stratton Mid Cap Value Fund	0.70%	0.70%		0.70%	0.70%
Sterling Capital Stratton Real Estate Fund	0.58%	0.58	%(3)	0.58%	0.58%
Sterling Capital Stratton Small Cap Value Fund	0.85%	0.85%		0.85%	0.85%
Sterling Capital Ultra Short Bond Fund	0.20%	0.10	%(1),(3)	0.20%	0.10	%(2)
Sterling Capital Short Duration Bond Fund	0.30%	0.20	%(1)	0.30%	0.20	%(2)
Sterling Capital Intermediate U.S. Government Fund	0.43%	0.32	%(1),(3)	0.32%	0.32%
Sterling Capital Total Return Bond Fund	0.37%	0.27	%(1)	0.37%	0.27	%(2)
Sterling Capital Corporate Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Securitized Opportunities Fund	0.35%	0.31	%(1)	0.35%	0.31	%(2)
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.45%	0.35	%(1),(3)	0.35%	0.35%
Sterling Capital Maryland Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.35%	0.35%
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.35%	0.35%
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.35%	0.35%
Sterling Capital Virginia Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.35%	0.35%
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.45%	0.35	%(1)	0.35%	0.35%
Sterling Capital Diversified Income Fund	0.25%	0.25%		0.25%	0.25%
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)

(1)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2016 through January 31, 2017.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2017 through January 31, 2018.
(3)

For all or a portion of the fiscal year ended September 30, 2016, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

(4)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from October 3, 2016 through January 31, 2018.

Effective June 1, 2016, for the Sterling Capital Behavioral International Equity Fund, Sterling Capital has contractually agreed to waive its fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses, excluding interest, taxes, acquired funds fees and extraordinary expenses. The expense limitations are 1.00%, 1.75% and 0.75% of the average daily net assets of the Fund’s Class A Shares, Class C Shares and Institutional Shares, respectively. The expense limitations are for the period June 1, 2016 through January 31, 2018.

Effective October 3, 2016, for the Sterling Capital SMID Opportunities Fund, Sterling Capital has contractually agreed to waive its fees, pay Fund operating expenses, and/or reimburse fees or expenses, in order to limit expenses, excluding interest, taxes, acquired fund fees and extraordinary expenses. The expense limitations are 1.04%, 1.79%, and 0.79% of the average daily net assets of the Fund’s Class A Shares, Class C Shares and Institutional Shares, respectively. The expense limitations are for the period October 3, 2016 through January 31, 2018.

Sterling Capital has contractually agreed to limit the expenses of the shares based on average daily net assets of the following funds from November 16, 2015, the date of commencement of operations, through January 31, 2017 as follows:

	Class A	Class C	Institutional
Sterling Capital Stratton Mid Cap Value	1.30%	2.05%	1.05%
Sterling Capital Stratton Real Estate Fund	1.21%	1.96%	0.96%
Sterling Capital Stratton Small Cap Value Fund	1.36%	2.11%	1.11%

Pursuant to sub-advisory agreements with Sterling Capital during the reporting period, Highland Capital Healthcare Advisors, L.P., Gator Capital Management, Lucas Capital Management LLC, and Emancipation Capital, LLC served as the sub-advisors to the Sterling Capital Long/Short Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and Sterling Capital. Caerus Investors, LLC no longer serves as a sub-advisor to the Sterling Capital Long/Short Equity Fund. For their services, sub-advisors are entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund) pay their portion of a fee

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

to Sterling Capital for providing administration services based on the aggregate assets of the Funds, excluding the assets of the Funds of Funds, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, The Bank of New York Mellon (“the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, The Bank of New York Mellon is entitled to a fee payable by Sterling Capital. The Bank of New York Mellon also serves as the Funds’ fund accountant and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees.”

BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO.

For the year ended September 30, 2017, the Funds paid $61,152 in brokerage fees to BB&T Securities LLC on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00%, 1.00% and 0.50% of the average daily net assets of the Class A Shares, Class B Shares (through May 26, 2017), Class C Shares, and Class R Shares, respectively. The Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the year ended September 30, 2017, the Distributor received $313,144 from commissions earned on sales of shares of the Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the year ended September 30, 2017 were $101,992. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital, the Distributor and/or their affiliates may pay out of their own assets (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These payments, sometimes referred to as “revenue sharing” payments are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $80,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $20,000, the Audit Committee Chairman receives additional compensation at the annual rate of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $6,000. The fees are allocated across the Trust based upon relative net assets.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

7.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate uncommitted amount of $100,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement will expire on March 27, 2018. During the year ended September 30, 2017, each of the following Funds utilized its line of credit:

	Average	Average	Number of	Interest Expense	Maximum Amount
	Interest Rate	Loan Balance	Days Outstanding	Incurred	Borrowed
Sterling Capital Special Opportunities Fund	1.75%	$3,713,000	3	$541	$3,713,000
Sterling Capital Long/Short Equity Fund	1.73%	508,917	12	297	1,344,000
Sterling Capital Behavioral International Equity Fund	1.67%	71,167	6	20	85,000
Sterling Capital Stratton Real Estate Fund	1.50%	1,017,222	9	381	1,458,000
Sterling Capital Maryland Intermediate Tax-Free Fund	1.50%	45,000	1	2	45,000

8.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital losses originating in taxable years beginning on or before December 22, 2010 are permitted to be carried forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-2010 capital losses”) are carried forward indefinitely. Furthermore, post-2010 capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

At September 30, 2017, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Code and the Treasury regulations:

	Amount With No Expiration*
	Short-term	Long-term
	Losses	Losses	Amount	Expires
Sterling Capital Long/Short Equity Fund	10,953,172	9,066,743	—	—
Sterling Capital Ultra Short Bond Fund	151,146	617,878	—	—
Sterling Capital Short Duration Bond Fund	1,389,086	5,670,250	—	—
Sterling Capital Short Duration Bond Fund	—	—	385,647	2019
Sterling Capital Intermediate U.S. Government Fund	245,182	195,626	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	37,850	2019
Sterling Capital Total Return Bond Fund	1,012,447	4,236,420	—	—
Sterling Capital Securitized Opportunities Fund	1,364,379	295,776	—	—
Sterling Capital Diversified Income Fund	1,170,468	—	—	—
Sterling Capital Diversified Income Fund	—	—	5,021,746	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	74,360	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	3,964,763	2019
Sterling Capital Strategic Allocation Growth Fund	—	—	1,839,918	2018
Sterling Capital Strategic Allocation Growth Fund	—	—	4,640,596	2019

*	Post-2010 Capital Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were as follows:

Utilized
Capital Loss
Carryforwards
Sterling Capital Behavioral Large Cap Value Equity Fund	$17,072,758
Sterling Capital Mid Value Fund	3,177,091
Sterling Capital Behavioral Small Cap Value Equity Fund	2,202,715
Sterling Capital Long/Short Equity Fund	1,046,484
Sterling Capital Behavioral International Value Equity Fund	1,208,495
Sterling Capital Stratton Mid Cap Value Fund	895,187
Sterling Capital Total Return Bond Fund	1,614,780
Sterling Capital Diversified Income Fund	183,961
Sterling Capital Strategic Allocation Balanced Fund	262,779
Sterling Capital Strategic Allocation Growth Fund	139,433

Sterling Capital Behavioral Small Cap Value Equity Fund and Sterling Capital Mid Value Fund capital losses acquired in the reorganization are subject to limitations under Internal Revenue Code Sections 382-384.

The character of income and gains distributed is determined in accordance with the Code and the Treasury regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market premium bonds, paydown gains and losses, mortgage dollar roll gains and losses, short dividend expense, the character of distributions and investments in RICs, partnerships, distributions in connection with fund share redemptions, royalty trusts and PFICs), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

As of September 30, 2017, these reclassifications were as follows:

		Increase/	Increase/
	Increase/	(Decrease)	(Decrease)
	(Decrease)	Net Investment	Realized
	Paid-in-Capital	Income (Loss)	Gain (Loss)
Sterling Capital Behavioral Large Cap Value Equity Fund	$14,365	$519,115	$(533,480)
Sterling Capital Mid Value Fund	1,824,246	(467,029)	(1,357,217)
Sterling Capital Behavioral Small Cap Value Equity Fund	450,554	(43,187)	(407,367)
Sterling Capital Special Opportunities Fund	9,978,929	(101,350)	(9,877,579)
Sterling Capital Equity Income Fund	17,552,852	(25,875)	(17,526,977)
Sterling Capital Long/Short Equity Fund	(450,369)	334,620	115,749
Sterling Capital Behavioral International Equity Fund	28,215	374,901	(403,116)
Sterling Capital SMID Opportunities Fund	16,390	8,495	(24,885)
Sterling Capital Stratton Mid Cap Value Fund	80,655	(5,940)	(74,715)
Sterling Capital Stratton Real Estate Fund	(75,777)	(678,010)	753,787
Sterling Capital Stratton Small Cap Value Fund	10,894,999	(231,888)	(10,663,111)
Sterling Capital Ultra Short Bond Fund	—	278,038	(278,038)
Sterling Capital Short Duration Bond Fund	—	1,042,386	(1,042,386)
Sterling Capital Intermediate U.S. Government Fund	(6,852,937)	152,596	6,700,341
Sterling Capital Total Return Bond Fund	—	6,559,765	(6,559,765)
Sterling Capital Corporate Fund	18,601	(3,140)	(15,461)
Sterling Capital Securitized Opportunities Fund	—	173,035	(173,035)
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	—	—
Sterling Capital Maryland Intermediate Tax-Free Fund	—	13,020	(13,020)
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	(2,013)	2,013
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	(34)	34
Sterling Capital Virginia Intermediate Tax-Free Fund	—	(6)	6
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	(2,903)	2,903
Sterling Capital Diversified Income Fund	126,827	(60,008)	(66,819)
Sterling Capital Strategic Allocation Balanced Fund	—	6,610	(6,610)
Sterling Capital Strategic Allocation Growth Fund	—	6,124	(6,124)

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2017 was as follows:

	Distributions paid from
		Net				Total
	Ordinary	Long-Term	Total Taxable	Return	Tax Exempt	Distributions
	Income	Gains	Distributions	Of Capital	Distributions	Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$5,098,249	$14,365	$5,112,614	$—	$—	$5,112,614
Sterling Capital Mid Value Fund	859,274	19,688,320	20,547,594	—	—	20,547,594
Sterling Capital Behavioral Small Cap Value Equity Fund	1,165,485	377,136	1,542,621	—	—	1,542,621
Sterling Capital Special Opportunities Fund	3,161,157	28,041,508	31,202,665	—	—	31,202,665
Sterling Capital Equity Income Fund	31,049,429	19,540,561	50,589,990	—	—	50,589,990
Sterling Capital Behavioral International Equity Fund	1,203,608	437	1,204,045	—	—	1,204,045
Sterling Capital SMID Opportunities Fund	22,172	146	22,318	—	—	22,318
Sterling Capital Stratton Mid Cap Value Fund	91,752	368,607	460,359	—	—	460,359
Sterling Capital Stratton Real Estate Value Fund	2,833,402	4,765,485	7,598,887	—	—	7,598,887
Sterling Capital Stratton Small Cap Value Fund	2,313,979	72,021,026	74,335,005	—	—	74,335,005
Sterling Capital Ultra Short Bond Fund	704,198	—	704,198	—	—	704,198
Sterling Capital Short Duration Bond Fund	2,151,401	—	2,151,401	—	21,626	2,173,027
Sterling Capital Intermediate U.S. Government Fund	546,204	—	546,204	—	—	546,204
Sterling Capital Total Return Bond Fund	27,102,666	—	27,102,666	—	32,682	27,135,348
Sterling Capital Corporate Fund	1,019,559	50,514	1,070,073	—	—	1,070,073
Sterling Capital Securitized Opportunities Fund	1,151,304	—	1,151,304	—	—	1,151,304
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	164,128	164,128	—	272,452	436,580
Sterling Capital Maryland Intermediate Tax-Free Fund	13,521	215,670	229,191	—	557,772	786,963
Sterling Capital North Carolina Intermediate Tax-Free Fund	11,347	699,697	711,044	—	4,582,294	5,293,338
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	9,915	9,915	—	1,766,112	1,776,027
Sterling Capital Virginia Intermediate Tax-Free Fund	—	870,685	870,685	—	2,254,349	3,125,034
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	452,742	452,742	—	2,145,342	2,598,084

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

	Distributions paid from
		Net				Total
	Ordinary	Long-Term	Total Taxable	Return	Tax Exempt	Distributions
	Income	Gains	Distributions	Of Capital	Distributions	Paid*
Sterling Capital Diversified Income Fund	1,282,181	—	1,282,181	—	—	1,282,181
Sterling Capital Strategic Allocation Balanced Fund	438,670	—	438,670	—	—	438,670
Sterling Capital Strategic Allocation Growth Fund	247,677	—	247,677	—	—	247,677

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.
*

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2016 was as follows:

	Distributions paid from
		Net				Total
	Ordinary	Long-Term	Total Taxable	Return	Tax Exempt	Distributions
	Income	Gains	Distributions	Of Capital	Distributions	Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$4,924,451	$—	$4,924,451	$—	$—	$4,924,451
Sterling Capital Mid Value Fund	2,468,270	109,033,172	111,501,442	—	—	111,501,442
Sterling Capital Behavioral Small Cap Value Equity Fund	2,092,669	59,855	2,152,524	—	—	2,152,524
Sterling Capital Special Opportunities Fund	4,076,621	133,396,725	137,473,346	—	—	137,473,346
Sterling Capital Equity Income Fund	29,228,593	96,372,920	125,601,513	—	—	125,601,513
Sterling Capital Long/Short Equity Fund	1,790,646	4,670	1,795,316	—	—	1,795,316
Sterling Capital Behavioral International Equity Fund	435,802	—	435,802	—	—	435,802
Sterling Capital Stratton Real Estate Fund	1,309,272	298,118	1,607,390	—	—	1,607,390
Sterling Capital Stratton Small Cap Value Fund	—	5,392,734	5,392,734	—	—	5,392,734
Sterling Capital Ultra Short Bond Fund	796,850	—	796,850	—	—	796,850
Sterling Capital Short Duration Bond Fund	2,316,309	—	2,316,309	—	—	2,316,309
Sterling Capital Intermediate U.S. Government Fund	559,195	—	559,195	—	—	559,195
Sterling Capital Total Return Bond Fund	22,801,104	—	22,801,104	—	—	22,801,104
Sterling Capital Corporate Fund	1,590,678	—	1,590,678	—	—	1,590,678
Sterling Capital Securitized Opportunities Fund	1,237,624	—	1,237,624	—	—	1,237,624
Sterling Capital Kentucky Intermediate Tax-Free Fund	883	178,259	179,142	—	317,274	496,416
Sterling Capital Maryland Intermediate Tax-Free Fund	26	258,137	258,163	—	673,175	931,338
Sterling Capital North Carolina Intermediate Tax-Free Fund	43,681	1,081,034	1,124,715	—	4,557,365	5,682,080
Sterling Capital South Carolina Intermediate Tax-Free Fund	99	250,001	250,100	—	1,634,846	1,884,946
Sterling Capital Virginia Intermediate Tax-Free Fund	—	463,835	463,835	—	2,565,284	3,029,119
Sterling Capital West Virginia Intermediate Tax-Free Fund	217	550,783	551,000	—	2,215,922	2,766,922
Sterling Capital Diversified Income Fund	1,577,980	—	1,577,980	—	—	1,577,980
Sterling Capital Strategic Allocation Balanced Fund	660,133	—	660,133	—	—	660,133
Sterling Capital Strategic Allocation Growth Fund	413,129	—	413,129	—	—	413,129

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed						Total
	Ordinary	Undistributed			Accumulated	Unrealized	Accumulated
	Income/Tax	Long Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
	Exempt Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)
Sterling Capital Behavioral Large Cap Value Equity Fund	$1,711,664	$23,878	$1,735,542	$—	$—	$48,926,348	$50,661,890
Sterling Capital Mid Value Fund	—	30,483,830	30,483,830	—	—	121,173,129	151,656,959
Sterling Capital Behavioral Small Cap Value Equity Fund	1,128,976	7,670,333	8,799,309	—	—	46,823,049	55,622,358
Sterling Capital Special Opportunities Fund	6,709,540	75,532,913	82,242,453	—	—	331,527,167	413,769,620
Sterling Capital Equity Income Fund	21,767	116,157,594	116,179,361	(33)	—	462,276,956	578,456,284
Sterling Capital Long/Short Equity Fund	—	—	—	—	(20,517,359)	2,074,329	(18,443,030)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

	Undistributed						Total
	Ordinary	Undistributed			Accumulated	Unrealized	Accumulated
	Income/Tax	Long Term	Accumulated	Distributions	Capital and	Appreciation	Earnings
	Exempt Income	Capital Gains	Earnings	Payable	Other Losses	(Depreciation)*	(Deficit)
Sterling Capital Behavioral International Equity Fund	2,730,075	65,359	2,795,434	—	—	12,858,248	15,653,682
Sterling Capital SMID Opportunities Fund	140,824	1,320	142,144	—	—	1,076,917	1,219,061
Sterling Capital Stratton Mid Cap Value Fund	196,283	1,574,044	1,770,327	—	—	24,474,955	26,245,282
Sterling Capital Stratton Real Estate Fund	—	3,132,553	3,132,553	(192)	—	31,673,459	34,805,820
Sterling Capital Stratton Small Cap Value Fund	1,672,230	71,489,899	73,162,129	—	—	677,484,898	750,647,027
Sterling Capital Ultra Short Bond Fund	1,943	—	1,943	(3,627)	(1,000,530)	(58,039)	(1,060,253)
Sterling Capital Short Duration Bond Fund	88,988	—	88,988	(93,677)	(7,444,984)	(497,335)	(7,947,008)
Sterling Capital Intermediate U.S. Government Fund	279,198	—	279,198	(26,266)	(478,658)	(134,323)	(360,049)
Sterling Capital Total Return Bond Fund	1,884,471	—	1,884,471	(931,679)	(11,107,846)	4,540,959	(5,614,095)
Sterling Capital Corporate Fund	—	139,884	139,884	(136)	—	531,935	671,683
Sterling Capital Securitized Opportunities Fund	2,487	—	2,487	(2,406)	(1,798,408)	444,167	(1,354,160)
Sterling Capital Kentucky Intermediate Tax-Free Fund	27,187	32,827	60,014	(14,377)	—	486,052	531,689
Sterling Capital Maryland Intermediate Tax-Free Fund	45,145	90,225	135,370	(27,410)	—	1,067,538	1,175,498
Sterling Capital North Carolina Intermediate Tax-Free Fund	316,969	—	316,969	(218,907)	(1,319,983)	7,984,351	6,762,430
Sterling Capital South Carolina Intermediate Tax-Free Fund	118,288	—	118,288	(90,129)	(582,808)	2,903,162	2,348,513
Sterling Capital Virginia Intermediate Tax-Free Fund	180,089	—	180,089	(116,883)	(508,318)	3,794,043	3,348,931
Sterling Capital West Virginia Intermediate Tax-Free Fund	177,553	105,217	282,770	(109,756)	—	3,336,773	3,509,787
Sterling Capital Diversified Income Fund	60,087	—	60,087	(1,658)	(6,192,214)	894,680	(5,239,105)
Sterling Capital Strategic Allocation Balanced Fund	9,003	—	9,003	(141)	(4,039,123)	3,416,553	(613,708)
Sterling Capital Strategic Allocation Growth Fund	1,558	—	1,558	(74)	(6,480,514)	3,123,431	(3,355,599)

*

The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales and straddles, recognition of gain on constructive sales, basis adjustments on partnership interests, hybrid securities, royalty trusts, PFICs and the deferral of market discount and premium until point of sale.

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s taxable year may be deferred and treated as occurring on the first business day of the following taxable year for tax purposes. The following Fund had deferred qualified late-year losses, which will be treated as arising on the first business day of the taxable year ending September 30, 2017:

	Qualified	Qualified	Qualified
	Late-Year	Late Year	Late Year
	Ordinary	Short-term	Late-term
	Losses	Capital Losses	Capital Losses
Sterling Capital Long/Short Equity Fund	$396,924	$99,111	$—
Sterling Capital Ultra Short Bond Fund	—	33,779	197,728
Sterling Capital Total Return Bond Fund	—	3,807,034	2,051,945
Sterling Capital Securitized Opportunities Fund	—	38,135	100,118
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	1,836,783	(516,800)
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	743,156	(160,348)
Sterling Capital Virginia Intermediate Tax-Free Fund	—	971,944	(463,625)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2017

As of September 30, 2017, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

				Net Tax
		Gross Tax	Gross Tax	Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$257,444,135	$50,323,176	$(1,396,828)	$48,926,348
Sterling Capital Mid Value Fund	548,614,609	180,683,350	(59,510,221)	121,173,129
Sterling Capital Behavioral Small Cap Value Equity Fund	170,527,695	47,360,421	(537,372)	46,823,049
Sterling Capital Special Opportunities Fund	813,824,408	355,821,363	(24,294,196)	331,527,167
Sterling Capital Equity Income Fund	1,102,432,264	473,182,597	(10,905,642)	462,276,955
Sterling Capital Long/Short Equity Fund	23,307,103	4,875,397	(2,801,068)	2,074,329
Sterling Capital Behavioral International Equity Fund	69,123,556	13,555,057	(700,692)	12,854,365
Sterling Capital SMID Opportunities Fund	8,653,031	1,213,805	(136,887)	1,076,918
Sterling Capital Stratton Mid Cap Value Fund	41,658,011	24,863,833	(388,878)	24,474,955
Sterling Capital Stratton Real Estate Fund	64,518,131	32,454,015	(780,556)	31,673,459
Sterling Capital Stratton Small Cap Value Fund	506,988,446	677,484,898	—	677,484,898
Sterling Capital Ultra Short Bond Fund	38,405,239	53,255	(111,294)	(58,039)
Sterling Capital Short Duration Bond Fund	75,682,903	282,093	(779,429)	(497,336)
Sterling Capital Intermediate U.S. Government Fund	22,439,562	234,347	(368,671)	(134,324)
Sterling Capital Total Return Bond Fund	1,077,603,499	16,190,329	(11,649,370)	4,540,959
Sterling Capital Corporate Fund	29,435,678	638,596	(106,662)	531,934
Sterling Capital Securitized Opportunities Fund	39,184,242	685,904	(241,737)	444,167
Sterling Capital Kentucky Intermediate Tax-Free Fund	11,473,260	502,484	(16,432)	486,052
Sterling Capital Maryland Intermediate Tax-Free Fund	22,150,510	1,067,538	—	1,067,538
Sterling Capital North Carolina Intermediate Tax-Free Fund	180,305,299	8,156,432	(172,080)	7,984,352
Sterling Capital South Carolina Intermediate Tax-Free Fund	83,179,669	2,993,017	(89,855)	2,903,162
Sterling Capital Virginia Intermediate Tax-Free Fund	94,649,679	3,891,655	(97,612)	3,794,043
Sterling Capital West Virginia Intermediate Tax-Free Fund	86,016,428	3,422,635	(85,862)	3,336,773
Sterling Capital Diversified Income Fund	23,053,776	1,406,427	(511,747)	894,680
Sterling Capital Strategic Allocation Balanced Fund	27,644,057	3,612,820	(196,267)	3,416,553
Sterling Capital Strategic Allocation Growth Fund	20,804,955	3,348,838	(225,407)	3,123,431

9.	Subsequent Events:

Management has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following item:

On November 16, 2017, the Board of Trustees approved the liquidation of the Sterling Capital Long/Short Equity Fund, which is expected to occur on or about January 26, 2018.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Sterling Capital Funds (the Funds) comprised of the Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Long/Short Equity Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital SMID Opportunities Fund, Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund, as of September 30, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for Sterling Capital Long/Short Equity Fund for the year then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 2014 for the Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, and Sterling Capital Stratton Small Cap Value Fund were audited by other auditors. Those auditors also expressed an unqualified opinion on those financial highlights in their report dated February 18, 2015.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, prime broker, transfer agent of the underlying fund, and other brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Sterling Capital Funds as of September 30, 2017, the results of their operations, the changes in their net assets, cash flows for the Sterling Capital Long/Short Equity Fund, and the financial highlights for the periods presented in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 22, 2017

Sterling Capital Funds
September 30, 2017

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2017, each Fund is reporting the following items with regard to distributions paid during the year.

			(for corporate
			shareholders)
	Long-Term	Qualified	Dividends	Exempt-	U.S.	Foreign	Foreign
	Capital	Dividend	Received	Interest	Government	Taxes	Source
	Gain	Income %	Deduction %	Dividend	Income	Paid	Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$14,365	100.00%	100.00%	$—	—	$—	—
Sterling Capital Mid Value Fund	19,688,320	100.00%	100.00%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	377,136	100.00%	100.00%	—	—	—	—
Sterling Capital Special Opportunities Fund	28,041,508	100.00%	91.84%	—	—	—	—
Sterling Capital Equity Income Fund	19,540,561	100.00%	100.00%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	437	90.62%	—	—	—	—	70.58%
Sterling Capital SMID Opportunities Fund	146	30.72%	31.18%	—	—	—	—
Sterling Capital Stratton Mid Cap Value Fund	368,607	100.00%	100.00%	—	—	—	—
Sterling Capital Stratton Real Estate Fund	4,765,485	3.07%	1.61%	—	—	—	—
Sterling Capital Stratton Small Cap Value Fund	72,021,026	100.00%	100.00%	—	—	—	—
Sterling Capital Short Duration Bond Fund	—	0.56%	0.56%	—	1.91%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	37.36%	—	—
Sterling Capital Total Return Bond Fund	—	0.39%	0.39%	—	4.57%	—	—
Sterling Capital Corporate Fund	50,514	0.04%	0.04%	—	0.39%	—	—
Sterling Capital Securitized Opportunities Fund	—	—	—	—	1.28%	—
Sterling Capital Kentucky Intermediate Tax-Free Fund	164,128	—	—	272,452	—	—	—
Sterling Capital Maryland Intermediate Tax-Free Fund	215,670	—	—	557,772	—	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	699,697	—	—	4,582,294	—	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	9,915	—	—	1,766,112	—	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	870,685	—	—	2,254,349	—	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	452,742	—	—	2,145,342	—	—	—
Sterling Capital Diversified Income Fund	—	0.22%	0.01%	—	0.03%	—	—
Sterling Capital Strategic Allocation Balanced Fund	—	54.39%	23.81%	—	2.46%	—	26.24%
Sterling Capital Strategic Allocation Growth Fund	—	79.76%	28.88%	—	1.51%	—	38.31%

Sterling Capital Funds
September 30, 2017

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 3605 Glenwood Avenue, Suite 100, Raleigh, North Carolina 27612.

INDEPENDENT TRUSTEES

				Number of
				Portfolios
				in Fund	Other
		Term of Office/		Complex	Directorships
	Position(s) Held	Length of	Principal Occupation	Overseen	Held
Name and Birthdate	With the Funds	Time Served	During the Past 5 Years	by Trustee	by Trustee

Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	26	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	26	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	26	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from December 2009 to present, Consultant, Asphalt Systems, Inc.; from December 2007 to present, Consultant, Grand Mountain Bank	26	None

Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 07/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	26	None

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Number of
Portfolios
				in Fund	Other
		Term of Office/		Complex	Directorships
	Position(s) Held	Length of	Principal Occupation	Overseen	Held
Name and Birthdate	With the Funds	Time Served	During the Past 5 Years	by Trustee	by Trustee

Alexander W. McAlister* Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	From August 1981 to present, President, Sterling Capital Management LLC	26	Director, Sterling Capital Management LLC

*	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Term of Office/
	Position(s) Held	Length of	Principal Occupation
Name and Birthdate	With the Funds	Time Served	During the Past 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Vice President, 08/05 — Present; Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 — Present	From August 2015 to present, Associate Director & Senior Mutual Fund Administrator, Sterling Capital; from September 2000 to July 2015, Supervisor Mutual Fund Administration, Stratton Management Co.

Brian M. Moran Birthdate: 05/60	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 01/15 — Present	From July 2014 to present, Chief Compliance Officer and Executive Director, Sterling Capital Management LLC; from December 2006 to June 2014, Chief Compliance Officer and Director, TIAA-CREF and Teachers Personal Investors Services, Inc.

John A. Bruggeman Birthdate: 12/71	Assistant Treasurer	Indefinite, Assistant Treasurer, 08/16 — Present	From January 2010 to present, Vice President and Senior Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

Sterling Capital Funds

Term of Office/
	Position(s) Held	Length of	Principal Occupation
Name and Birthdate	With the Funds	Time Served	During the Past 5 Years

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

(This page has been left blank intentionally.)

INVESTMENT ADVISOR

Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

STERLING
CAPITAL FUNDS

SC Funds
09/17

©2017 Sterling Capital Funds

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $527,719 for 2017 and $493,600 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $101,556 for 2017 and $95,792 for 2016. Fees for both 2017 and 2016 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2016.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 Sterling Capital Funds

By (Signature and Title)    /s/ James T. Gillespie

      James T. Gillespie, President

      (principal executive officer)

Date     11/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ James T. Gillespie

      James T. Gillespie, President

      (principal executive officer)

Date     11/27/2017

By (Signature and Title)   /s/ Todd M. Miller

     Todd M. Miller, Treasurer

     (principal financial officer)

Date     11/27/2017